[front cover]
                                                              DECEMBER 31, 1998

ANNUAL REPORT
--------------------
AMERICAN CENTURY
VARIABLE PORTFOLIOS

                               [graphic of stairs]

VARIABLE INSURANCE FUNDS
--------------------------
VP VALUE

                                                 [american century logo(reg.sm)]
                                                                        American
                                                                         Century

[inside front cover]

[left margin]

VARIABLE PORTFOLIOS
VP VALUE
--------------------


Our Message to You
--------------------------------------------------------------------------------

[photo of James E. Stowers III and James E. Stowers, Jr.]

James E. Stowers III, seated, with James E. Stowers, Jr.

     The twelve months ended December 31, 1998, was a period of sharp contrasts. Helped along by a healthy economy and widespread market optimism, many market averages set records earlier in the year, then tumbled dramatically when the outlook for the U.S. economy turned pessimistic. After the Federal Reserve lowered interest rates, stocks rebounded sharply and many indices finished the year with substantial gains.

     The mood swing in market psychology seemed especially pronounced after the gains of the last several years--gains that were accompanied by relatively few, and shallow, downdrafts in stock prices.

     In the earlier, heady atmosphere, value stocks did not perform as well as growth stocks, but that changed somewhat after the market peaked in July. During the downturn from July through the end of September, value stocks performed relatively well. However, growth stocks once again pulled ahead when the market rallied in the fourth quarter.

     Given the gains of the last several years and the low market volatility, it is understandable that many investors--especially those who are new to the stock market--may find the broad market fluctuations we've seen in 1998 fairly stressful. In our experience, these fluctuations are an inevitable, even necessary, part of the investment process. They often set the stage for further advances--as they did this year. But whatever the market's direction, it does not pay to get caught up in its excesses, whether overly optimistic or overly pessimistic. If you have an investment plan, try to stay with it. If you don't have a plan, this might be a good time to develop one.

     Turning to the corporate front, a situation we've been watching closely is preparation of the world's computer systems for the year 2000. At American Century, we're devoting substantial resources to this endeavor. Throughout 1999, our technology team will be extensively testing our systems, including those involved with fund performance and dividend payments.

     As we close 1998, the year that marks our 40th anniversary, we appreciate your confidence in American Century. Please share with us our belief that "The Best is Yet to Be."

Sincerely,

/s/James E. Stowers, Jr.                   /s/ James E. Stowers III
James E. Stowers, Jr.                      James E. Stowers III
Chairman of the Board and Founder          Chief Executive Officer

[right margin]

              Table of Contents
   Report Highlights ......    2
   Market Perspective .....    3
VP VALUE
   Performance Information     5
   Management Q&A .........    6
   Portfolio at a Glance ..    6
   Top Ten Holdings .......    7
   Top Five Industries ....    7
   Types of Investments ...    8
   Schedule of Investments     9
   Financial Highlights ...   16
FINANCIAL STATEMENTS
   Statement of Assets and
   Liabilities ............   11
   Statement of Operations    12
   Statements of Changes
   in Net Assets ..........   13
   Notes to Financial
   Statements .............   14
   Independent Auditors'
   Report .................   17
   Proxy Voting Results ...   18
OTHER INFORMATION
   Background Information
      Investment Philosophy
   and Policies ...........   20
      Comparative Indices .   20
      Portfolio Manager ...   20
   Glossary ...............   21


                                                   www.americancentury.com   1


Report Highlights
--------------------------------------------------------------------------------

MARKET PERSPECTIVE

* The year saw an abrupt change in market psychology. After gaining 16.3% from January 1 to July 31, the Standard & Poor's 500 Index lost 14.56% during August as fear returned to the marketplace. The decline accelerated into early October, as investors became concerned that the economic andfinancial problems in Southeast Asia, Russia and Brazil might affect corporate earnings in the United States.

* Size mattered. In 1998, the strong performance of a handful of blue-chip companies, which make up the bulk of the large-company indices such as the Dow Jones Industrial Average and the S&P 500, masked the price deterioration of smaller stocks. For example, the 25 largest stocks in the S&P 500 gained an average of 78.4%, while the remaining 475 gained an average of 11.2%.

* Global economic concerns contributed to market volatility in 1998. The "Asian contagion" that began in the summer of 1997 spread quickly to Latin America, Russia and Japan, raising concerns about the future of the global economy. Shrinking U.S. imports to Asia hurt earnings growth for some U.S. multinational firms and raised fears of a U.S. recession.

* On a global basis, we have overca-pacity in many markets, particularly in commodities such as basic foodstuffs, steel, petrochemicals and energy. This situation has eliminated pricing flexibility in the marketplace, pressuring corporate earnings, but also contributing to the lowest inflation in three decades.

* Because value investing looks for undervalued stocks and gives more emphasis to dividend yields, it is more risk-averse than growth investing and tends to perform better in times of market uncertainty. The search for value was facilitated by the market's third-quarter decline.

VP VALUE

* VP Value posted a 4.81% gain for the twelve months ending December 31, 1998, underperforming its benchmark, the S&P 500/BARRA Value Index.

* VP Value's style and capitalization were the primary factors affecting performance. The market continued to favor a handful of large-cap growth stocks, while mid- and small-cap value stocks struggled.

* Fund performance was helped by holdings in banks, healthcare companies, food and beverage firms, and chemical companies.

* Performance was dampened by VP Value's heavier weighting relative to the index in oil services and exploration companies, which suffered as oil prices fell during the summer.

[left margin]

                 VP VALUE
TOTAL RETURNS:              AS OF 12/31/98
    6 Months                   -1.03%*
    1 Year                      4.81%
NET ASSETS:                 $316.6 million
INCEPTION DATE:                5/1/96

* Not Annualized.

Investment terms are defined in the Glossary on page 21.


1-800-345-3533

Market Perspective from Mark Mallon
--------------------------------------------------------------------------------

[photo of Mark Mallon}

Mark Mallon, senior vice president and managing director of American Century Investments

STOCKS TURN VOLATILE

     In 1998, U.S. stocks reached an all-time high, then entered one of the most volatile periods since the end of World War II. As deteriorating global economic and financial conditions turned market psychology negative, stock prices dropped sharply, and wide intra-day swings became common.

     Between July 17, when the best-known U.S. stock indices peaked, and September 30, stock prices dropped dramatically. The S&P 500 Index (representing the largest and most influential U.S. companies) fell nearly 14%, while the Russell 2000 (a leading small-company index) was down over 21%. Then, in the fourth quarter, the Federal Reserve Board's decision to lower short-term interest rates sparked an explosive move upward as fears of a recession subsided.

     Despite the volatility, 1998 marked another year of robust performance for equities--at least as measured by the S&P 500.

     The volatility this year was not a complete surprise. Major market declines (a significant component of volatility) are a normal part of the investment process, but they have been notably absent in the 1990s. In prior decades, moderate corrections of 10% happened about once a year and more severe corrections of up to 15% occurred about once every two years. A market correction in the 20% range occurred about every three to four years. We haven't seen downturns this frequently in the 1990s. On a historical basis, a decline was overdue.

A BANNER DECADE

     Even with the recession in 1990-1991, U.S. stock returns since 1990 have been unusually robust. The gains, however, have not been spread evenly. Large-company stocks were the best performers. The S&P 500's average annual return from January 1, 1990, to December 31, 1998, was 17.86%, well above its historical average of roughly 11%.

LARGE GROWTH COMPANIES  LED THE WAY

     In 1998, the strong performance of a handful of blue-chip companies, which make up the bulk of the large-company indices such as the Dow Jones Industrial Average and the S&P 500, masked the price deterioration of smaller stocks. The performance of the majority of the other 9,000 stocks traded in the United States was much weaker. For example, the Nasdaq 100, an index of the stocks of the 100 largest companies traded over the counter in the United States, rose a phenomenal 86% in 1998. The 25 largest stocks in the S&P 500 returned 78.4%; the remaining 475 returned just 11.2%.

THE ASIAN CONTAGION

     What contributed to market volatility this year?

     One catalyst was the much-publicized Asian economic and currency crises, which began in the summer of 1997. The "Asian contagion" spread quickly to Latin America, Russia and Japan, raising concerns about the future of the global economy.

[right margin]

"In 1998, the strong performance of a handful of blue-chip companies, which make up the bulk of the large-company indices such as the Dow Jones Industrial Average and the S&P 500, masked the price deterioration of smaller stocks."

MARKET RETURNS
FOR THE YEAR ENDED DECEMBER 31, 1998

S&P 500                  28.68%
S&P MIDCAP 400           19.11%
RUSSELL 2000             -2.55%

Source: Lipper, Inc.

These   indices    represent   the   performance   of   large-,    medium-   and
small-capitalization stocks.

[line chart - data below]

MARKET PERFORMANCE (GROWTH OF $1.00)
FOR THE YEAR ENDED DECEMBER 31, 1998

             S&P 500      S&P MidCap 400    Russell 2000
12/31/97      $1.00           $1.00           $1.00
 1/31/98      $1.01           $0.98           $0.98
 2/28/98      $1.08           $1.06           $1.06
 3/31/98      $1.14           $1.11           $1.10
 4/30/98      $1.15           $1.13           $1.11
 5/31/98      $1.13           $1.08           $1.05
 6/30/98      $1.18           $1.09           $1.05
 7/31/98      $1.16           $1.04           $0.96
 8/31/98      $1.00           $0.85           $0.78
 9/30/98      $1.06           $0.93           $0.84
10/31/98      $1.15           $1.01           $0.87
11/30/98      $1.22           $1.06           $0.92
12/31/98      $1.29           $1.18           $0.97

Value on 12/31/98
S&P 500            $1.29
S&P MidCap 400     $1.19
Russell 2000       $0.97


                                                    www.americancentury.com   3


Market Perspective from Mark Mallon
--------------------------------------------------------------------------------
                                                                    (Continued)

     Although the troubles in emerging markets took a while to reach our shores, U.S. companies eventually proved susceptible to the turmoil. Stocks of large U.S. multinational firms that derive a major portion of their profits from foreign markets were impacted. Shrinking U.S. exports to Asia hurt earnings growth and raised fears of a U.S. recession.

WHAT MOVES MARKETS?

     The problems in Asia have been known since 1997 and began affecting U.S. corporate earnings in early 1998. So why did it take so long for the U.S. stock market to react? To answer this question, it might be worth looking at four general factors that influence markets to see how they contributed to this year's volatile environment.

     THE ECONOMIC PICTURE: For the first half of 1998, the U.S. economy was very healthy, with strong growth and low inflation. Corporate America had become lean and flexible, and unemployment dropped below 5%. The federal budget showed a surplus for the first time in nearly 30 years. Those conditions sustained the stock market rally.

     Although the U.S. economy remained fundamentally sound, the outlook appeared less certain at mid-year when fears of a recession surfaced and weakening global economic conditions continued to threaten the earnings outlook for many U.S. companies. This change in the economic climate helped precipitate the mid-year decline in stocks. When fears of a recession abated, stocks rebounded.

     INTEREST RATES/INFLATION: Low inflation and low interest rates are good for stocks. In 1998, the possibility of slower economic growth removed the near-term threat of inflation in 1998, while the ripple effects from Asia and Latin America's troubles and Russia's virtual default on its debt sparked a "flight to quality" in the bond market. Foreign investors snapped up U.S. Treasurys and sent U.S. interest rates down to levels not seen in nearly three decades. The
Federal Reserve acknowledged the economic outlook had weakened, however, and twice lowered short-term rates--for the first time in three years--in rapid succession.

     LIQUIDITY/CASH FLOW: Cash flowing into equities continued to set records for much of the year.

     However, in August, for the first time since 1990, mutual fund investors withdrew more money than they put into equity funds. Mergers and acquisitions (M&A), which have been another factor in the strong equity markets in recent years, also slowed dramatically in the third quarter. M&A activity had increased in 1997 and again in the first part of 1998, topping $200 billion per month in April. By late September, M&A had dropped to $21 billion per month, but rebounded again when the market rallied.

     PSYCHOLOGY: Perhaps the biggest change this year was in investor psychology. Persistent international pressures, corporate earnings worries, and increased market volatility finally impacted investor confidence and investors became more aware of the risk inherent in the stock market. It took dramatic action by the Federal Reserve, in the form of lowering interest rates, to restore faltering investor confidence.

AN OPPORTUNITY FOR VALUE

     Because value investing looks for undervalued stocks and gives more emphasis to dividend yields, it is more risk-averse than growth investing and tends to perform well in times of market uncertainty. The search for value was facilitated by the market's third-quarter decline. Not surprisingly, many stocks became more attractively priced, increasing the pool of high-quality value opportunities.

[left margin]

"Perhaps the biggest change this year was in investor psychology. Persistent international pressures, corporate earnings worries, and increased market volatility finally impacted investor confidence and investors became more aware of the risk inherent in the stock market."


4   1-800-345-3533


VP Value--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF DECEMBER 31, 1998

                                      S&P 500/BARRA
                      VP VALUE         VALUE INDEX        S&P 500
6 MONTHS(1) .......... -1.03%             2.27%            9.37%
1 YEAR ...............  4.81%            14.68%           28.68%
AVERAGE ANNUAL RETURNS
LIFE OF FUND(2) ...... 15.94%            21.80%           29.01%

(1) Returns for periods less than one year are not annualized.

(2) The fund's inception date was 5/1/96.

See pages 20 and 21 for information about the indices and returns.

[mountain chart - data below]

GROWTH OF $10,000 OVER LIFE OF FUND

Value as of 12/31/98:
VP Value                $14,838
S&P 500                 $19,733
S&P/BARRA 500 Value     $16,919

             VP Value      S&P 500  S&P/BARRA 500 Value
Date          Value         Value         Value
 5/1/96      $10,000       $10,000       $10,000
 5/31/96     $10,120       $10,257       $10,151
 6/30/96     $10,276       $10,296       $10,102
 7/31/96      $9,674        $9,841        $9,676
 8/31/96      $9,975        $10,049       $9,943
 9/30/96     $10,323       $10,613       $10,369
10/31/96     $10,484       $10,906       $10,720
11/30/96     $11,147       $11,730       $11,540
12/31/96     $11,228       $11,497       $11,351
 1/31/97     $11,362       $12,215       $11,874
 2/28/97     $11,544       $12,311       $11,961
 3/31/97     $11,255       $11,807       $11,552
 4/30/97     $11,459       $12,510       $11,985
 5/31/97     $12,216       $13,275       $12,736
 6/30/97     $12,726       $13,865       $13,223
 7/31/97     $13,482       $14,968       $14,281
 8/31/97     $13,462       $14,129       $13,635
 9/30/97     $14,217       $14,902       $14,434
10/31/97     $13,543       $14,405       $13,903
11/30/97     $13,809       $15,071       $14,433
12/31/97     $14,155       $15,331       $14,753
 1/31/98     $13,849       $15,499       $14,572
 2/28/98     $15,034       $16,617       $15,665
 3/31/98     $15,763       $17,468       $16,459
 4/30/98     $15,696       $17,646       $16,653
 5/31/98     $15,255       $17,342       $16,418
 6/30/98     $14,992       $18,046       $16,543
 7/31/98     $14,308       $17,855       $16,184
 8/31/98     $12,588       $15,275       $13,582
 9/30/98     $13,360       $16,254       $14,407
10/31/98     $14,374       $17,574       $15,536
11/30/98     $14,903       $18,639       $16,345
12/31/98     $14,838       $19,733       $16,919

The chart at left shows the growth of a $10,000 investment in VP Value since inception, while the chart below shows the fund's year-by-year performance. The S&P 500 and S&P 500/BARRA Value indices are provided for comparison. Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. VP Value's return includes operating expenses (such as transaction costs and management fees) that reduce returns, while the returns of the indices do not.

[bar chart - data below]

ONE-YEAR RETURNS OVER LIFE OF FUND (PERIODS ENDED DECEMBER 31)

               VP Value  S&P/ BARRA 500 Value
Date            Return          Return
12/31/96         12.28          13.51
12/31/97         26.08          29.99
12/31/98          4.81          14.68

*Returns from 5/1/96, the fund's inception, to 12/31/96.


                                                    www.americancentury.com   5


VP Value--Q&A
--------------------------------------------------------------------------------

[photo of Phil Davidson]

Phil Davidson, portfolio manager on the VP Value team

     An interview with Phil Davidson, portfolio manager on the VP Value investment team.

HOW DID VP VALUE PERFORM DURING ITS FISCAL YEAR?

     VP Value posted a 4.81% gain for the twelve months ended December 31, 1998. VP Value's benchmark, the S&P 500/BARRA Value Index, gained 14.68% for the year, while the S&P 500 registered a 28.68% return.

WHAT EXPLAINS THE FUND'S PERFORMANCE RELATIVE TO THE BROADER MARKET?

     VP Value's investment style and capitalization were probably the primary performance factors. The market continued to favor a handful of large-cap growth stocks, while value stocks in general, and mid- to small-cap value stocks in particular, struggled. As of December 31, 1998, about 60% of VP Value's assets were invested in mid-cap stocks, with another 10% in small-caps and the remainder in larger companies. In general, the performance of small- and mid-cap stocks and those with lower price-to-earnings ratios--precisely the types of stocks we want for the VP Value portfolio--were punished the most. However, one of VP Value's goals is to drop less than the broader market during downturns, and this goal was met during the difficult third quarter. During the sell-off in the market that occurred between July 17 and August 31, VP Value declined 15.9%, while the S&P 500 fell 19.3%. The S&P 500/BARRA Value Index declined approximately 20%. We feel the fund's performance, at least on a relative basis, has been acceptable given the capitalization and style preferences that prevailed during much of 1998.

CAN YOU EXPLAIN THE FUND'S PERFORMANCE COMPARED TO ITS BENCHMARK INDEX?

     Again, the dominance of larger-cap stocks accounts for much of the difference in performance. VP Value's portfolio is a blend of primarily mid- and large-cap companies, but is tilted toward the mid-cap sector because that's where we were finding the most attractive valuations. At year end, the weighted average market capitalization of the S&P 500/BARRA Value Index was $46 billion, considerably greater than the $7.83 billion weighted average market capitalization of the VP Value fund. Although it can be tempting to shift into larger companies in order to chase that better performance, we have remained committed to our discipline and are continuing to search for what we believe are fundamentally sound, stable companies with attractively priced stock. Throughout most of 1998, the valuations of both small- and mid-cap sectors were much more attractive than valuations in the large-cap arena. With the gap between value and growth this wide, any reversion to the mean should bring a powerful snap-back for the value sector. We believe we are well-positioned to benefit when that occurs.

[left margin]

"The market continued to favor a handful of large-cap growth stocks, while value stocks in general, and mid- to small-cap value stocks in particular, struggled."

PORTFOLIO AT A GLANCE
                              12/31/98          12/31/97
NO. OF COMPANIES                65                67
MEDIAN P/E RATIO               15.7              16.6
MEDIAN MARKET                  $2.44             $2.65
   CAPITALIZATION             BILLION           BILLION
PORTFOLIO TURNOVER             158%              138%

Investment terms are defined in the Glossary on page 21.


6   1-800-345-3533


VP Value--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

WHICH STOCKS OR SECTORS CONTRIBUTED  TO PERFORMANCE?

     VP Value's best-performing holding for the year was Giant Food, Inc. Giant Food is a leading chain of retail food stores and pharmacies, and has been one of VP Value's largest holdings and one of its top performers for several consecutive periods. When Giant's stock rose sharply in May on news that it would be acquired by Ahold, a Netherlands-based food retailer, we sold the stock at a significant gain.

     Beckman Coulter, another top-performer, continued to add to returns. This company makes laboratory instruments and related products, including reagent supplies and systems that detect and quantify substances in blood. We obtained this holding at very attractive prices when Beckman's stock was weak in the third quarter. At the time, the government issued new mandates that reduced the number and types of blood tests that would be covered by Medicaid. This resulted in investor concern that Beckman's earnings would suffer in the wake of reduced testing. There was, in fact, a brief decrease in the number of tests requested by the medical community, but the perception was far worse than the reality, and Beckman's reagent supplies business remained robust. The company's earnings have also been driven in part by its strategic and successful integration of Coulter, a leader in laboratory hematology products, which Beckman acquired in the fourth quarter of 1997.

     Other top contributors included First Data Corporation and Elsag Bailey. First Data is a big credit card processor. Its business is very solid and well managed; however, the credit card business came under pricing pressure. As was the case with Beckman Coulter, perception was far worse than reality, and the feared slowdown was less significant than was anticipated. We purchased First Data's stock when it was in the $26 to $30 range and sold it between $30 and $35, which contributed significantly to returns. Elsag Bailey makes process control and measurement equipment that is used in various industries. The company's stock price shot up on news that it would be acquired for cash by Asea Bron Boveri, a Swedish company, and we subsequently sold our position at a significant gain.

WHICH HOLDINGS NEGATIVELY AFFECTED PERFORMANCE?

     Baker Hughes and Seagull Energy were disappointing. We were somewhat overweighted in oil services and exploration companies, compared to the index, and these companies suffered disproportionately to other oil companies as oil prices fell during the summer. Baker Hughes was especially vulnerable because it had acquired another oil company, Western Atlas, shortly before prices plummeted. Seagull Energy's problems were compounded by the fact that the company was unfortunately in the process of what proved to be an ill-timed, no-premium merger with another oil products and services company. The market viewed the merger as disappointing. In both cases, we are maintaining our positions because we believe the companies are sound and will benefit when oil prices eventually rebound.

     Mallinckrodt, which has contributed significantly to returns in previous periods, ran into trouble in mid-year. This company manufactures medical products and specialty chemicals, and is

[right margin]

TOP TEN HOLDINGS
                                  % OF FUND INVESTMENTS
                                AS OF               AS OF
                              12/31/98             6/30/98
MERCANTILE
     BANCORPORATION INC.        5.0%                 2.6%
SUPERIOR INDUSTRIES
     INTERNATIONAL, INC.        3.2%                 2.5%
BANKAMERICA CORP.               2.9%                   --
BROWNING-FERRIS
     INDUSTRIES, INC.           2.8%                 2.4%
BECKMAN COULTER INC.            2.7%                 2.0%
GTECH HOLDINGS CORP.            2.7%                 2.7%
COLUMBIA/HCA
     HEALTHCARE CORP.           2.7%                   --
ARCHER-DANIELS-
     MIDLAND CO.                2.6%                 2.5%
TYSON FOODS, INC. CL A          2.6%                 2.2%
AETNA INC.                      2.5%                 2.0%

TOP FIVE INDUSTRIES
                                 % OF FUND INVESTMENTS
                               AS OF                 AS OF
                              12/31/98              6/30/98
BANKING                        11.8%                 7.5%
HEALTHCARE                      9.7%                 4.9%
FOOD & BEVERAGE                 7.8%                 8.3%
ENERGY (PRODUCTION
     & MARKETING)               7.1%                13.6%
CHEMICALS & RESINS              5.7%                 8.2%


                                                    www.americancentury.com   7


VP Value--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

recognized as a leader in its industry. However, Mallinckrodt's earnings have tapered off due to increasing competition in its key product line, an X-ray imaging substance called Optiray. In addition, the company's August 1998 acquisition of Nellcor Puritan Bennet, which makes products that diagnose and treat respiratory problems, has added to the company's problems. We have removed this stock from VP Value's portfolio entirely.

WHAT CHANGES, IF ANY, DID YOU MAKE TO THE VP VALUE PORTFOLIO DURING THE SECOND HALF OF THE YEAR?

     Our greatest shift was in insurance companies, banks, and financial services, where we increased holdings to more than 17% of investments. We were underweighted heading into the second half of the year because we believed the enthusiasm and earnings power in the financial sector was unsustainable, and that proved to be the case. This underweighting hurt us in the first half of the year, but we used that opportunity to build up our position as prices improved later in the year. We also boosted our stake in hospitals and healthcare companies, including Columbia HCA, which has been under investigation for Medicare fraud. We think this sound, well-managed firm will soon reach a resolution on these charges and expect its stock price to rebound accordingly.

     On the sell side, we reduced holdings in basic materials companies as the dollar weakened against foreign currencies. A weaker dollar puts pricing pressure on domestic companies that must compete with foreign producers. We also trimmed our position in retail grocery stores when prices in that sector approached fair value.

WHAT IS YOUR OUTLOOK FOR THE COMING YEAR?

     Clearly, value investing has lagged significantly during much of the past five years - a time when large-cap growth stocks have dominated. That trend certainly continued and even intensified this year. However, we believe the value style of investing will return to favor, and in the meantime, it still offers meaningful diversification to a growth-oriented portfolio.

[left margin]

"We believe the value style of investing will return to favor, and in the meantime, it still offers meaningful diversification to a growth-oriented portfolio."

[pie charts - data below]

TYPES OF INVESTMENTS IN  THE PORTFOLIO

AS OF DECEMBER 31, 1998
Temporary Cash Investments     1.4%
Common Stocks                 98.6%

AS OF JUNE 30, 1998
Temporary Cash Investments     2.4%
Common Stocks                 97.6%


8   1-800-345-3533


VP Value--Schedule of Investments
--------------------------------------------------------------------------------

DECEMBER 31, 1998

Shares                                                          Value
--------------------------------------------------------------------------------
COMMON STOCKS -- 98.6%
AUTOMOBILES & AUTO PARTS -- 5.2%
                  312,700  Cooper Tire and Rubber Company           $  6,390,806
                  360,300  Superior Industries International, Inc.    10,020,844
                                                                 ---------------
                                                                      16,411,650
                                                                 ---------------
BANKING -- 11.8%
                  152,400  BankAmerica Corp.                           9,163,050
                  168,400  First Virginia Banks, Inc.                  7,914,800
                  338,700  Mercantile Bancorporation Inc.             15,622,538
                   40,700  Regions Financial Corp.                     1,641,991
                   60,300  Summit Bancorp.                             2,634,356
                                                                 ---------------
                                                                      36,976,735
                                                                 ---------------
CHEMICALS & RESINS -- 5.7%
                   79,100  IMC Global Inc.                             1,690,763
                  187,200  Lubrizol Corp.                              4,808,700
                  239,100  Morton International, Inc.                  5,857,950
                  179,400  Nalco Chemical Co.                          5,561,400
                                                                 ---------------
                                                                      17,918,813
                                                                 ---------------
COMMUNICATIONS EQUIPMENT -- 3.2%
                  390,000  Andrew Corp.(1)                             6,459,375
                   96,300  Harris Corp.                                3,526,987
                                                                 ---------------
                                                                       9,986,362
                                                                 ---------------
COMPUTER SOFTWARE & SERVICES -- 2.7%
                  326,700  GTECH Holdings Corp.(1)                     8,371,687
                                                                 ---------------

CONSUMER PRODUCTS -- 2.3%
                  127,900  Whirlpool Corp.                             7,082,463
                                                                 ---------------

DIVERSIFIED COMPANIES -- 1.6%
                   73,000  Minnesota Mining &
                              Manufacturing Co.                        5,192,125
                                                                 ---------------

ELECTRICAL & ELECTRONIC
COMPONENTS -- 1.6%
                  117,000  Littelfuse, Inc.(1)                         2,223,000
                  187,300  Vishay Intertechnology, Inc.                2,715,850
                                                                 ---------------
                                                                       4,938,850
                                                                 ---------------
ENERGY (PRODUCTION & MARKETING) -- 7.1%
                  160,600  Apache Corp.                                4,065,187
                  179,400  Burlington Resources Inc.                   6,424,762
                  101,900  Murphy Oil Corp.                            4,203,375
                  292,600  Seagull Energy Corp.(1)                     1,847,038
                  140,200  Swift Energy Co.(1)                         1,033,975
                   73,800  Ultramar Diamond Shamrock Corp.             1,789,650
                  103,500  Unocal Corp.                                3,020,906
                                                                 ---------------
                                                                      22,384,893
                                                                 ---------------

Shares                                                         Value
-------------------------------------------------------------------------------
ENERGY (SERVICES) -- 2.3%
                  413,600  Baker Hughes Inc.                        $  7,315,550
                                                                ----------------
ENVIRONMENTAL SERVICES -- 2.8%
                  305,200  Browning-Ferris Industries, Inc.            8,679,125
                                                                ----------------
FINANCIAL SERVICES -- 2.5%
                  244,500  CIT Group Holdings, Inc. (The) Cl A         7,778,156
                                                                ----------------

FOOD & BEVERAGE -- 7.8%
                  474,094  Archer-Daniels-Midland Co.                  8,148,491
                  180,500  Chiquita Brands International, Inc.         1,726,031
                  252,500  Interstate Bakeries Corp.                   6,675,469
                  381,100  Tyson Foods, Inc. Cl A                      8,098,375
                                                                ----------------
                                                                      24,648,366
                                                                ----------------
HEALTHCARE -- 9.7%
                  101,300  Aetna Inc.                                  7,964,712
                  157,200  Beckman Coulter Inc.                        8,528,100
                  337,600  Columbia/HCA Healthcare Corp.               8,355,600
                  153,800  Dentsply International Inc.                 3,941,125
                   56,400  Lab Holdings Inc.                             994,050
                   29,700  Tenet Healthcare Corp.(1)                     779,625
                                                                ----------------
                                                                      30,563,212
                                                                ----------------
INDUSTRIAL EQUIPMENT & MACHINERY -- 1.1%
                   73,000  Tecumseh Products Cl A                      3,389,938
                                                                ----------------

INSURANCE -- 3.8%
                   74,100  Argonaut Group, Inc.                        1,820,081
                   99,700  Berkley (W.R.) Corp.                        3,364,875
                   28,300  Chubb Corp. (The)                           1,835,962
                   78,100  CNA Financial Corp.(1)                      3,143,525
                   41,100  NAC Re Corp.                                1,929,131
                                                                ----------------
                                                                      12,093,574
                                                                ----------------
MACHINERY & EQUIPMENT -- 4.1%
                  162,200  Cooper Industries, Inc.                     7,734,912
                  304,000  Flowserve Corp.                             5,035,000
                                                                ----------------
                                                                      12,769,912
                                                                ----------------
METALS & MINING -- 1.5%
                   44,300  Aluminum Co. of America                     3,303,119
                   76,500  Arch Coal Inc.                              1,310,062
                                                                ----------------
                                                                       4,613,181
                                                                ----------------
PACKAGING & CONTAINERS -- 2.3%
                   19,200  Bemis Co., Inc.                               728,400
                  188,300  Tenneco Inc.                                6,413,969
                                                                ----------------
                                                                       7,142,369
                                                                ----------------
PAPER & FOREST PRODUCTS -- 3.2%
                  102,000  Rayonier, Inc.                              4,685,625
                  199,000  Westvaco Corp.                              5,335,688
                                                                ----------------
                                                                      10,021,313
                                                                ----------------

See Notes to Financial Statements


                                                    www.americancentury.com   9


VP Value--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)

DECEMBER 31, 1998

Shares                                                          Value
--------------------------------------------------------------------------------
PRINTING & PUBLISHING -- 1.4%
                  165,400  Banta Corp.                              $  4,527,825
                                                                ----------------
RAILROAD -- 2.0%
                  154,600  CSX Corp.                                   6,415,900
                                                                ----------------
RESTAURANTS -- 1.5%
                  209,100  Cracker Barrel Old Country Store, Inc.       4,868,10
                                                                ----------------
RETAIL (GENERAL MERCHANDISE) -- 3.9%
                  166,000  Dillard's Inc. Cl A                         4,710,250
                  159,200  Penney (J.C.) Company, Inc.                 7,462,500
                                                                ----------------
                                                                      12,172,750
                                                                ----------------
RETAIL (SPECIALTY) -- 0.4%
                   77,700  Toys 'R' Us, Inc.(1)                        1,311,188
                                                                ----------------
TEXTILES & APPAREL -- 1.2%
                  273,700  Fruit of the Loom, Inc.(1)                  3,780,481
                                                                ----------------
TOBACCO -- 1.2%
                   47,400  Schweitzer--Mauduit
                              International, Inc.                        731,738
                   89,700  UST Inc.                                    3,128,288
                                                                ----------------
                                                                       3,860,026
                                                                ----------------

Shares                                                         Value
-------------------------------------------------------------------------------
TRANSPORTATION -- 1.0%
                   76,800  XTRA Corp.                              $  3,177,600
                                                                ----------------
UTILITIES -- 3.7%
                  125,000  Ameren Corp.                               5,335,937
                  169,500  Niagara Mohawk Power Corp.(1)              2,733,188
                   95,400  Sierra Pacific Resources                   3,625,200
                                                                ----------------
                                                                     11,694,325
                                                                ----------------
TOTAL COMMON STOCKS                                                 310,086,478
                                                                ----------------
   (Cost $321,397,107)

  TEMPORARY CASH INVESTMENTS -- 1.4%
       Repurchase Agreement, State Street Boston
              Corp., (U.S. Treasury Securities), in a joint
              trading account at 4.80%, dated 12/31/98,
              due 1/4/99 (Delivery value $4,302,293)                  4,300,000
                                                                ----------------
   (Cost $4,300,000)

TOTAL INVESTMENT SECURITIES -- 100.0%                              $314,386,478
                                                                ================
   (Cost $325,697,107)

NOTES TO SCHEDULE OF INVESTMENTS

(1)  Non-income producing.

--------------------------------------------------------------------------------
UNDERSTANDING THE SCHEDULE OF INVESTMENTS--This schedule shows you which investments your fund owned on the last day of the reporting period.

The schedule includes:

* a list of each investment
* the number of shares of each stock
* the market value of each investment
* the percentage of total investments in each industry
* the percent and dollar breakdown of each investment category

                                               See Notes to Financial Statements


10   1-800-345-3533


Statement of Assets and Liabilities
--------------------------------------------------------------------------------

DECEMBER 31, 1998
ASSETS

Investment securities, at value
(identified cost of $325,697,107) (Note 3) .................      $ 314,386,478
Cash .......................................................            201,132
Receivable for investments sold ............................          5,808,714
Dividends and interest receivable ..........................            400,583
                                                                  -------------
                                                                    320,796,907
                                                                  -------------
LIABILITIES
Payable for investments purchased ..........................          3,310,764
Payable for capital shares redeemed ........................            597,892
Accrued management fees (Note 2) ...........................            263,460
Payable for directors' fees and expenses ...................                484
                                                                  -------------
                                                                      4,172,600
                                                                  -------------

Net Assets .................................................      $ 316,624,307
                                                                  =============

CAPITAL SHARES, $0.01 PAR VALUE
Authorized .................................................        500,000,000
                                                                  =============
Outstanding ................................................         47,068,888
                                                                  =============
Net Asset Value Per Share ..................................      $        6.73
                                                                  =============

NET ASSETS CONSIST OF:
Capital (par value and paid-in surplus) ....................      $ 302,949,432
Undistributed net investment income ........................          3,177,765
Accumulated undistributed net realized
gain
  from investment transactions .............................         21,807,739
Net unrealized depreciation on investments (Note 3) ........        (11,310,629)
                                                                  -------------
                                                                  $ 316,624,307
                                                                  =============

--------------------------------------------------------------------------------
UNDERSTANDING THE STATEMENTS OF ASSETS AND LIABILITIES--This statement details what the Fund owns (assets), what it owes (liabilities), and its net assets as of the last day of the period. If you subtract what the fund owes from what it owns, you get the fund's net assets. The net assets divided by the total number of shares outstanding gives you the price of an individual share, or the net asset value per share.

NET ASSETS are also broken down by capital (money invested by shareholders); net investment income not yet paid to shareholders or net investment losses, if any; net gains earned on investments but not yet paid to shareholders or net losses on investments (known as realized gains or losses); and finally, gains or losses on securities still owned by the fund (known as unrealized appreciation or depreciation). This breakdown tells you the value of net assets that are performance-related, such as investment gains or losses, and the value of net assets that are not related to performance, such as shareholder investments and redemptions.

See Notes to Financial Statements


                                                    www.americancentury.com   11


Statement of Operations

--------------------------------------------------------------------------------

YEAR ENDED DECEMBER 31, 1998
INVESTMENT INCOME
Income:
Dividends .......................................................   $ 5,324,273
Interest ........................................................       488,245
                                                                    -----------
                                                                      5,812,518
                                                                    -----------
Expenses (Note 2):
Management fees .................................................     2,623,453
Directors' fees and expenses ....................................         2,525
                                                                    -----------
                                                                      2,625,978
                                                                    -----------
Net investment income ...........................................     3,186,540
                                                                    -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE 3)
Net realized gain on investments ................................    23,459,587
Change in net unrealized depreciation on investments ............   (17,029,740)
                                                                    -----------
Net realized and unrealized gain on investments .................     6,429,847
                                                                    -----------
Net Increase in Net Assets Resulting from Operations ............   $ 9,616,387
                                                                    ===========

--------------------------------------------------------------------------------
UNDERSTANDING THE STATEMENT OF OPERATIONS--This statement breaks down how the fund's net assets changed during the period as a result of the fund's operations. It tells you how much money the fund made or lost after taking into account income, fees and expenses, and investment gains or losses. It does not include shareholder transactions and distributions.

Fund OPERATIONS include:

* income earned from investments (dividend and interest)
* management fees and other expenses
* gains or losses from selling investments (known as realized gains or losses)
* gains or losses on current fund holdings (known as unrealized appreciation or depreciation)

                                               See Notes to Financial Statements


12   1-800-345-3533


Statements of Changes in Net Assets
--------------------------------------------------------------------------------

YEARS ENDED DECEMBER 31, 1998 AND DECEMBER 31, 1997 Increase in Net Assets
                                                     1998              1997

OPERATIONS
Net investment income ......................    $   3,186,540     $   1,580,883
Net realized gain on investments ...........       23,459,587        14,824,138
Change in net unrealized appreciation
   (depreciation) on investments ...........      (17,029,740)        4,648,099
                                                -------------     -------------
Net increase in net assets resulting
   from operations .........................        9,616,387        21,053,120
                                                -------------     -------------

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income .................       (1,377,964)         (292,815)
From net realized gains on
   investment transactions .................      (16,451,672)         (458,739)
                                                -------------     -------------
Decrease in net assets
   from distributions ......................      (17,829,636)         (751,554)
                                                -------------     -------------

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold ..................      178,536,583       180,436,404
Proceeds from reinvestment
   of distributions ........................       17,829,636           751,552
Payments for shares redeemed ...............      (59,543,821)      (37,368,227)
                                                -------------     -------------
Net increase in net assets from
   capital share transactions ..............      136,822,398       143,819,729
                                                -------------     -------------
Net increase in net assets .................      128,609,149       164,121,295

NET ASSETS
Beginning of year ..........................      188,015,158        23,893,863
                                                -------------     -------------
End of year ................................    $ 316,624,307     $ 188,015,158
                                                =============     =============
Undistributed net investment income ........    $   3,177,765     $   1,369,189
                                                =============     =============

TRANSACTIONS IN SHARES OF THE FUND
Sold .......................................       26,235,037        28,338,269
Issued in reinvestment of distributions ....        2,558,054           134,355
Redeemed ...................................       (8,855,524)       (5,620,068)
                                                -------------     -------------
Net increase ...............................       19,937,567        22,852,556
                                                =============     =============

--------------------------------------------------------------------------------
UNDERSTANDING THE STATEMENTS OF CHANGES IN NET ASSETS--These statements show how the fund's net assets changed over the past two reporting periods. It details how much a fund grew or shrank as a result of:

* operations-a summary of the Statement of Operations from the previous page for the most recent period
* distributions-income and gains distributed to shareholders
* capital share transactions-shareholders' purchases, reinvestments, and redemptions

Net assets at the beginning of the period plus the sum of operations, distributions to shareholders and capital share transactions result in net assets at the end of the period.

See Notes to Financial Statements


                                                    www.americancentury.com   13


Notes to Financial Statements
--------------------------------------------------------------------------------

DECEMBER 31, 1998

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     ORGANIZATION -- American Century Variable Portfolios, Inc., (the Corporation) is registered under the Investment Company Act of 1940 as an open-end diversified management investment company. American Century VP Value (the Fund) is one of the six series of funds issued by the Corporation. The Fund's investment objective is long-term capital growth. Income is a secondary objective. The Fund seeks to achieve its investment objective by investing in securities management believes to be undervalued at the time of purchase. The following significant accounting policies are in accordance with generally accepted accounting principles.

     SECURITY VALUATIONS -- Portfolio securities traded primarily on a principal securities exchange are valued at the last reported sales price, or the mean of the latest bid and asked prices where no last sales price is available. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices or, in the case of certain foreign securities, at the last reported sales price, depending on local convention or regulation. Debt securities not traded on a principal securities exchange are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Directors.

     SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

     INVESTMENT INCOME -- Dividend income less foreign taxes withheld (if any) is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

     FUTURES CONTRACTS -- The Fund may enter into stock index futures contracts in order to manage the Fund's exposure to changes in market conditions. One of the risks of entering into futures contracts includes the possibility that the changes in value of the contract may not correlate with the changes in value of the underlying securities. Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments
(variation margin) are made or received daily, in cash, by the Fund. The variation margin is equal to the daily change in the contract value and is recorded as an unrealized gain or loss. The Fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of realized gain (loss) on investments and unrealized appreciation (depreciation) on investments, respectively. There were no open futures contracts at December 31, 1998.

     REPURCHASE AGREEMENTS -- The Fund may enter into repurchase agreements with institutions that the Fund's investment manager, American Century Investment Management, Inc. (ACIM), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The Fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the Fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the Fund under each repurchase agreement.

     JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having management agreements with ACIM, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

     INCOME TAX STATUS -- It is the policy of the Fund to distribute all taxable income and capital gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

     DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized gains are expected to be declared and paid annually.

     The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net capital gains and losses for financial statement and tax purposes and may result in reclassification among certain capital accounts.

     ADDITIONAL   INFORMATION   --  Funds   Distributor,   Inc.   (FDI)  is  the
Corporation's distributor. Certain officers of FDI are also officers of the Corporation.


14   1-800-345-3533


Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)

DECEMBER 31, 1998

2. TRANSACTIONS WITH RELATED PARTIES

     The shareholders of the Corporation approved a new Management Agreement with ACIM on November 16, 1998, effective November 17, 1998. The Agreement provides the Fund with investment advisory and management services in exchange for a single, unified fee. The Agreement provides that all expenses of the Fund, except brokerage commissions, taxes, interest, expenses of those directors who are not considered "interested persons" as defined in the Investment Company Act of 1940 (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed daily and paid monthly based on the Fund's average daily closing net assets during the previous month.

     The annualized fee schedule for the Fund is as follows:

     1.00% on the first $500 million
     0.95% on the next $500 million
     0.90% thereafter

     Prior to November 17, 1998, the annual management fee for the Fund was 1.00%.

     Certain officers and directors of the Corporation are also officers and/or directors, and, as a group, controlling stockholders of American Century Companies, Inc., the parent of the Corporation's investment manager, ACIM, and the Corporation's transfer agent, American Century Services Corporation.

--------------------------------------------------------------------------------
3. INVESTMENT TRANSACTIONS

     Purchases  and  sales  of  investment   securities,   excluding  short-term
investments, totaled $513,627,308 and $397,361,016, respectively.

     As of December 31, 1998, accumulated net unrealized depreciation was $19,743,997, based on the aggregate cost of investments for federal income tax purposes of $334,130,475, which consisted of unrealized appreciation of $8,795,719 and unrealized depreciation of $28,539,716.

--------------------------------------------------------------------------------
4. BANK LOANS

     Effective December 18, 1998, the Fund, along with certain other funds managed by ACIM, entered into an unsecured $570,000,000 bank line of credit agreement with Chase Manhattan. Borrowings under the agreement bear interest at the Federal Funds rate plus 0.40%. The Fund may borrow money for temporary or emergency purposes to fund shareholder redemptions. The Fund did not borrow from the line during the period ended December 31, 1998.


                                                   www.americancentury.com   15


VP Value--Financial Highlights
--------------------------------------------------------------------------------

OR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED DECEMBER 31 (EXCEPT AS NOTED)

                                             1998              1997         1996(1)

PER-SHARE DATA
Net Asset Value, Beginning of Period ..  $      6.93      $      5.58    $      5.00
                                         -----------      -----------    -----------
Income From Investment Operations
  Net Investment Income ...............         0.08(2)          0.07           0.05
  Net Realized and Unrealized
Gain
     on Investment Transactions .......         0.27             1.37           0.56
                                         -----------      -----------    -----------
  Total From Investment Operations ....         0.35             1.44           0.61
                                         -----------      -----------    -----------
Distributions
  From Net Investment Income ..........        (0.04)           (0.04)         (0.03)
  From Net Realized
Gains
     on Investment Transactions .......        (0.51)           (0.05)          --
                                         -----------      -----------    -----------
  Total Distributions .................        (0.55)           (0.09)         (0.03)
                                         -----------      -----------    -----------
Net Asset Value, End of Period ........  $      6.73      $      6.93    $      5.58
                                         ===========      ===========    ===========
  Total Return(3) .....................         4.81%           26.08%         12.28%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
   to Average Net Assets ..............         1.00%            1.00%          1.00%(4)
Ratio of Net Investment Income
   to Average Net Assets ..............         1.21%            1.60%          1.98%(4)
Portfolio Turnover Rate ...............          158%             138%            49%
Net Assets, End of Period
(in thousands) ........................  $   316,624      $   188,015    $    23,894

(1) May 1, 1996 (inception) through December 31, 1996.

(2) Computed using average shares outstanding throughout the period.

(3) Total  return   assumes   reinvestment   of  dividends   and  capital  gains
    distributions, if any. Total returns for periods less than one year are not annualized.

(4) Annualized.

--------------------------------------------------------------------------------
UNDERSTANDNG THE FINANCIAL HIGHLIGHTS--This page itemizes current period activity and statistics and provides comparison data for the last five fiscal years (or less, if the fund is not five years old).

On a per-share basis, it includes:

* share price at the beginning of the period
* investment income and capital gains or losses
* income and capital gains distributions paid to shareholders
* share price at the end of the period

It also includes some key statistics for the period:

* total return--the overall percentage return of the fund, assuming reinvestment of all distributions
* expense ratio--operating expenses as a percentage of average net assets
* net income ratio--net investment income as a percentage of average net assets
* portfolio turnover--the percentage of the portfolio that was replaced during the period

                                               See Notes to Financial Statements


16   1-800-345-3533


Independent Auditors' Report
--------------------------------------------------------------------------------

The Board of Directors and Shareholders,
American Century Variable Portfolios, Inc:

   We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of American Century VP Value (the "Fund") , one of the funds comprising American Century Variable Portfolios, Inc., as of December 31, 1998, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three periods in the period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1998 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of American Century VP Value as of December 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Kansas City, Missouri
February 5, 1999


                                                   www.americancentury.com   17


Proxy Voting Results
--------------------------------------------------------------------------------

     An annual meeting of shareholders was held on November 16, 1998, to vote on the following proposals. All of the proposals received the required majority of votes and were adopted.

     A summary of voting results is listed below each proposal.

PROPOSAL 1:
     To elect a Board of Directors of nine members to hold office for the ensuing year or until their successors are elected and qualified.

     James E. Stowers, Jr.
     For:                             41,738,871
     Withheld:                            94,392

     James E. Stowers III
     For:                             41,719,034
     Withheld:                           114,229

     Thomas A. Brown
     For:                             41,797,723
     Withheld:                            35,540

     Robert W. Doering, M.D.
     For:                             41,783,582
     Withheld:                            49,681

     Andrea C. Hall, Ph.D.
     For:                             41,809,057
     Withheld:                            24,206

     D.D. (Del) Hock
     For:                             41,782,725
     Withheld:                            50,538

     Donald H. Pratt
     For:                             41,809,340
     Withheld:                            23,923

     Lloyd T. Silver, Jr.
     For:                             41,756,111
     Withheld:                            77,152

     M. Jeannine Strandjord
     For:                             41,768,034
     Withheld:                            65,229

PROPOSAL 2:
     To approve a Management Agreement with American Century Investment Management, Inc.

     For:                             39,137,630
     Against:                            705,463
     Abstain:                          1,990,170

PROPOSAL 3:
     To approve the selection by the Board of Directors of Deloitte & Touche LLP as independent auditors for the Corporation.

     For:                             39,843,398
     Against:                            438,788
     Abstain:                          1,551,077

PROPOSAL 4:
     To vote on the adoption of standardized investment limitations for the following items:

* Eliminate the fundamental investment limitation concerning diversification of investments.

     For:                             38,328,748
     Against:                          1,267,583
     Abstain:                          2,236,932

* Amend the fundamental investment limitation concerning the issuance of senior securities.

     For:                             38,340,032
     Against:                          1,250,068
     Abstain:                          2,243,163

* Amend the fundamental investment limitation concerning borrowing.

     For:                             38,310,644
     Against:                          1,279,456
     Abstain:                          2,243,163


18   1-800-345-3533


Proxy Voting Results
--------------------------------------------------------------------------------
                                                                    (Continued)

* Amend the fundamental investment limitation concerning lending.

     For:                             38,287,357
     Against:                          1,302,743
     Abstain:                          2,243,163

* Amend the fundamental investment limitation concerning investing for control and concentration of investments in a particular industry.

     For:                             38,332,168
     Against:                          1,264,162
     Abstain:                          2,236,933

* Eliminate the fundamental investment limitation regarding investments in illiquid securities.

     For:                             38,324,627
     Against:                          1,271,703
     Abstain:                          2,236,933

* Eliminate the fundamental limitation concerning investment in other investment companies.

     For:                             38,345,508
     Against:                          1,250,822
     Abstain:                          2,236,933

* Amend the fundamental investment limitation concerning investments in real estate.

     For:                             38,351,862
     Against:                          1,244,468
     Abstain:                          2,236,933

* Amend the fundamental investment limitation concerning underwriting.

     For:                             38,351,992
     Against:                          1,244,338
     Abstain:                          2,236,933

* Amend the fundamental investment limitation concerning commodities.

     For:                             38,313,801
     Against:                          1,282,529
     Abstain:                          2,236,933

* Eliminate the fundamental limitation concerning investments in issuers with less than three years of continuous operations.

     For:                             38,337,648
     Against:                          1,258,682
     Abstain:                          2,236,933

* Eliminate the fundamental limitation concerning short sales, margin purchases, and options.

     For:                             38,324,617
     Against:                          1,271,713
     Abstain:                          2,236,933


                                                   www.americancentury.com   19


Background Information
--------------------------------------------------------------------------------

INVESTMENT PHILOSOPHY AND POLICIES

     Conservative investment practices are the hallmark of American Century's Variable Portfolios funds. Broad diversification across many industries is stressed to reduce the impact of one sector on fund performance. The management team also looks for dividend yield, since dividend income can help offset the impact of market downturns on fund performance.

     VP VALUE'S investment objective is long-term capital growth, with income as a secondary objective. To achieve this objective, the fund invests in the equity securities of well-established businesses that the fund's management team believes are temporarily undervalued. This is determined by comparing a stock's share price with key financial measures, including earnings, book value, cash flow and dividends. If the stock's price relative to these measures is low and the company's balance sheet is solid, its securities are candidates for purchase. The management team may secondarily look for income when making portfolio selections.


COMPARATIVE INDICES

     The indices listed below are used in the report to serve as a comparison for the performance of the fund. They are not investment products available for purchase.

     The S&P 500 index is a capitalization-weighted index of the stocks of 500 publicly traded U.S. companies that are considered to be leading firms in leading industries. Created by the Standard & Poor's Corporation, the index is viewed as a broad measure of U.S. stock performance.

     The S&P 500/BARRA VALUE index is a capitalization-weighted index consisting of S&P 500 stocks that have lower price/book ratios and, in general, share other characteristics associated with value stocks.

     The S&P MIDCAP 400 index is a capitalization-weighted index of the stocks of the 400 largest leading U.S companies not included in the S&P 500. Created by Standard & Poor's Corporation, it is considered to represent the performance of mid-cap stocks generally.

     The RUSSELL 2000 INDEX was created by the Frank Russell Company. It measures the performance of the 2,000 smallest of the 3,000 largest publicly-traded U.S. companies based on total market capitalization. The Russell 2000 represents approximately 10% of the total market capitalization of the top 3,000 companies. The average market capitalization of the index is approximately $420 million.

[left margin]

PORTFOLIO MANAGER
VP VALUE
     PHIL DAVIDSON


20  1-800-345-3533


Glossary
--------------------------------------------------------------------------------

RETURNS

* TOTAL RETURN figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.

* AVERAGE ANNUAL RETURNS illustrate the annually compounded returns that would have produced the fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as fiscal year-by-year results. For fiscal year-by-year total returns, please refer to the "Financial Highlights" on page 16.

INVESTMENT TERMS

* MEDIAN MARKET CAPITALIZATION -- Market capitalization (market cap) is the total value of a company's stock and is calculated by multiplying the number of outstanding common shares by the current share price. The company whose market cap is in the middle of the portfolio is the median market cap. Half the companies in the portfolio have values greater than the median, and half have values that are less. If there is an even number of companies, then the median is the average of the two companies in the middle.

* NUMBER OF COMPANIES -- the number of different companies held by a fund on a given date.

* PORTFOLIO TURNOVER -- the percentage of a fund's investment portfolio that is replaced during a given time period, usually a year. Actively managed portfolios tend to have higher turnover than passively managed portfolios such as index funds.

* PRICE/BOOK RATIO -- a stock value measurement calculated by dividing a company's stock price by its book value per share, with the result expressed as a multiple instead of as a percentage. (Book value per share is calculated by subtracting a company's liabilities from its assets, then dividing that value by the number of outstanding shares.)

* PRICE/EARNINGS (P/E) RATIO -- a stock value measurement calculated by dividing a company's stock price by its earnings per share, with the result expressed as a multiple instead of as a percentage. (Earnings per share is calculated by dividing the after-tax earnings of a corporation by its outstanding shares.)

TYPES OF STOCKS

*  BLUE-CHIP  STOCKS -- stocks of the most  established  companies  in  American
industry.   They  are  generally  large,   fairly  stable  companies  that  have
demonstrated consistent earnings and usually have long-term growth potential. Examples include General Electric and Coca-Cola.

* CYCLICAL STOCKS -- generally considered to be stocks whose price and earnings fluctuations tend to follow the ups and downs of the business cycle. Examples include the stocks of automobile manufacturers, steel producers and textile operators.

* GROWTH STOCKS -- stocks of companies that have experienced above-average earnings growth and are expected to continue such growth. These stocks often sell at high P/E ratios. Examples can include the stocks of high-tech, healthcare and consumer staples companies.

* LARGE-CAPITALIZATION ("LARGE-CAP") STOCKS -- generally considered to be stocks of companies with a market capitalization (the total value of a company's outstanding stock) of more than $5 billion. These tend to be the stocks that make up the Dow Jones Industrial Average and the S&P 500.

* MEDIUM-CAPITALIZATION ("MID-CAP") STOCKS --generally considered to be stocks of companies with a market capitalization (the total value of a company's outstanding stock) of between $1 billion and $5 billion. These tend to be the stocks that make up the S&P 400.

* SMALL-CAPITALIZATION ("SMALL-CAP") STOCKS -- generally considered to be stocks of companies with a market capitalization (the total value of a company's outstanding stock) of less than $1 billion. These tend to be the stocks that make up the Russell 2000 Index.

* VALUE STOCKS -- generally considered to be stocks that are purchased because they are relatively inexpensive. These stocks are typically characterized by low P/E ratios.


                                                   www.americancentury.com   21


Notes
--------------------------------------------------------------------------------


22   1-800-345-3533


Notes
--------------------------------------------------------------------------------


                                                   www.americancentury.com   23


Notes
--------------------------------------------------------------------------------


24   1-800-345-3533


[inside back cover]

AMERICAN CENTURY FUNDS
-------------------------------------------------------------------------------

BENHAM GROUP(reg.sm)
TAXABLE BOND FUNDS
       U.S. TREASURY & GOVERNMENT
       Short-Term Treasury
       Short-Term Government
       GNMA
       Intermediate-Term Treasury
       Long-Term Treasury
       Inflation-Adjusted Treasury
       Target Maturities Trust: 2000
       Target Maturities Trust: 2005
       Target Maturities Trust: 2010
       Target Maturities Trust: 2015
       Target Maturities Trust: 2020
       Target Maturities Trust: 2025

CORPORATE & DIVERSIFIED
       Limited-Term Bond
       Intermediate-Term Bond
       Bond
       Premium Bond
       High-Yield Bond

INTERNATIONAL
       International Bond

TAX-FREE & MUNICIPAL BOND FUNDS
MULTIPLE-STATE
       Limited-Term Tax-Free
       Intermediate-Term Tax-Free
       Long-Term Tax-Free
       High-Yield Municipal

SINGLE-STATE
       Arizona Intermediate-Term Municipal
       California High-Yield Municipal
       California Insured Tax-Free
       California Intermediate-Term Tax-Free
       California Limited-Term Tax-Free
       California Long-Term Tax-Free
       Florida Intermediate-Term Municipal

MONEY MARKET FUNDS
TAXABLE
       Capital Preservation
       Government Agency Money Market
       Premium Capital Reserve
       Premium Government Reserve
       Prime Money Market

TAX-FREE & MUNICIPAL
       California Municipal Money Market
       California Tax-Free Money Market
       Florida Municipal Money Market
       Tax-Free Money Market

AMERICAN CENTURY(reg.sm) GROUP
       ASSET ALLOCATION
       Strategic Allocation: Conservative
       Strategic Allocation: Moderate
       Strategic Allocation: Aggressive

BALANCED
       Balanced

CONSERVATIVE EQUITY
       Income and Growth
       Equity Income Value Equity Growth

SPECIALTY
       Utilities
       Real Estate
       Global Natural Resources
       Global Gold

SMALL CAP
       Small Cap Quantitative
       Small Cap Value

TWENTIETH CENTURY GROUP
GROWTH
       Select
       Heritage
       Growth
       Ultra

AGGRESSIVE GROWTH
       Vista
       Giftrust
       New Opportunities

INTERNATIONAL GROWTH
       International Growth
       International Discovery
       Emerging Markets

GLOBAL
       Global Growth

Please call for a prospectus or profile on any American Century fund. These documents contain important information including charges and expenses, and you should read them carefully before you invest or send money.

[right margin]

                                                 [american century logo(reg.sm)]
                                                                        American
                                                                         Century


P.O. BOX 419385
KANSAS CITY, MISSOURI
64141-6385

INVESTOR SERVICES:
1-800-345-3533

AUTOMATED INFORMATION LINE:
1-800-345-8765

TELECOMMUNICATIONS DEVICE FOR THE DEAF:
1-800-345-1833 OR 816-444-3485

FAX: 816-340-4360

INTERNET: WWW.AMERICANCENTURY.COM

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.

INVESTMENT MANAGER
AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.
KANSAS CITY, MISSOURI

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

FUNDS DISTRIBUTOR, INC.
(c) 1999 AMERICAN CENTURY SERVICES CORPORATION


[back cover]

American Century Investments                                     BULK RATE
P.O. Box 419385                                              U.S. POSTAGE PAID
Kansas City, MO 64141-6385                                   AMERICAN CENTURY
www.americancentury.com                                          COMPANIES

9902                                                   Funds Distributor, Inc.
SH-BKT-15056                     (c)1999 American Century Services Corporation

[front cover]
                                                              December 31, 1998
ANNUAL REPORT

AMERICAN CENTURY
VARIABLE PORTFOLIOS

                              [graphic of stairs]

VARIABLE INSURANCE FUNDS
VP International

                                              [american century logo (reg. sm)]
                                                                       AMERICAN
                                                                        CENTURY


[inside front cover]

Variable Portfolios
VP International
-----------------------------


Our Message to You

/photo of James E. Stowers III, seated, with James E. Stowers, Jr./ James E. Stowers III, seated, with James E. Stowers, Jr.

     The twelve months ended December 31, 1998, was an eventful period in global equity markets. Weakening financial conditions brought on by problems in Asia, Russia, and Latin America threatened to apply the brakes to global economic growth. This led to significant stock market volatility and a dramatic decline in interest rates in industrialized countries. Once again, the more-established markets of Europe outperformed the less-established emerging markets.

     VP International performed well in this difficult environment. Our disciplined focus on earnings growth continued to direct our international investment team toward companies with strong competitive prospects in stable markets.

     Even in the uncertain markets of emerging economies, our team was able to find individual companies that we believe have sustainable earnings growth. Stock in these companies was often available at very attractive prices. We believe VP International is well-positioned to participate as emerging markets recover.

     The psychology of many international investors is still very skittish, however. Given the gains in both foreign and domestic equity markets over the last several years, it is understandable that investors--especially those who are new to foreign markets--might find the broad price swings we've seen in 1998 fairly stressful. In our experience, these fluctuations are an inevitable, even necessary, part of the investment process. They often set the stage for further advances. But whatever a market's direction, it does not pay to get caught up in its excesses, whether overly optimistic or overly pessimistic. If you have an investment plan, stay with it. If you don't have a plan, this might be a good time to develop one.

     Turning to the corporate front, a situation we've been watching closely is preparation of the world's computer systems for the year 2000. At American Century, we're devoting substantial resources to this endeavor. Throughout 1999, our technology team will be extensively testing our systems, including those involved with fund performance and dividend payments.

     As we close 1998, the year that marks our 40th anniversary, we appreciate your confidence in American Century. Please share with us the belief that "The Best is Yet to Be."

Sincerely,

/s/James E. Stowers, Jr.                    /s/ James E. Stowers III
James E. Stowers, Jr.                       James E. Stowers III
Chairman of the Board and Founder           Chief Executive Officer


[right margin]

Table of Contents
   Report Highlights ............   2
   Market Perspective ...........   3
VP INTERNATIONAL
   Performance Information ......   5
   Management Q&A ...............   6
      Portfolio at a Glance .....   6
      Top Ten Holdings ..........   7
      Top Five Industries .......   7
      Types of Investments ......   8
      Investments by Country ....   8
   Schedule of Investments ......   9
   Financial Highlights .........  18
FINANCIAL STATEMENTS
   Statement of Assets and
   Liabilities ..................  13
   Statement of Operations ......  14
   Statements of Changes
   in Net Assets ................  15
   Notes to Financial
   Statements ...................  16
   Independant Auditors'
   Report .......................  19
   Proxy Voting Results .........  20
OTHER INFORMATION
   Background Information
      Investment Philosophy and
   Policies .....................  22
      How Currency Returns Affect
   Fund Performance .............  22
      Comparative Indices .......  22
      Portfolio Managers ........  22
   Glossary .....................  23


                                                www.americancentury.com     1


Report Highlights
--------------------------------------------------------------------------------

MARKET PERSPECTIVE

* During 1998, financial markets in emerging economies continued to underperform. However, equity markets of large, mature foreign economies tended to track our domestic markets. After gaining 16.3% from January 1 to July 31, the Standard & Poor's 500 Index lost 14.56% during August as fear returned to the marketplace. The Morgan Stanley Capital International Europe, Australasia, Far East Index (EAFE), which is a broad representative of world markets outside the U.S. and Latin America, peaked in July as well, and was down almost 15% at the end of September. EAFE bounced back in the final months of the year and finished 1998 with a healthy gain of 20.00%.

* Unprecedented efforts by the International Money Fund (IMF) and governments in Europe, the Americas and Asia to bail out their flagging competitors were, as well, attempts to keep the global consumer base intact. But despite huge loans to the troubled Asian, Russian and Brazilian economies, Europe and the United States still appeared vulnerable to the "Asian contagion." The United Kingdom did, in fact, slip into a recession, even though it reduced rates and is benefiting from declining interest rates throughout Europe. It is still uncertain how much effect these rate reductions will have.

* On a global basis, we have overcapacity in many markets, particularly in commodities such as basic foodstuffs, steel, petrochemicals and energy. This situation has eliminated pricing flexibility in the marketplace, pressuring corporate earnings, but also contributing to the lowest inflation in three decades. At some point, overcapacity will dissipate as the world's depressed economies begin to grow again. But in the current environment, deflation remains a threat and countries, including the U.S., may be tempted to fall into the trap of protectionism.

VP INTERNATIONAL

* VP International posted a healthy return for the year ended December 31, 1998, but slightly underperformed its benchmark, the Morgan Stanley Capital International EAFE Index.

* Fund performance benefited from holdings in pharmaceutical companies, banks and financial services firms, machinery and equipment companies, and software and insurance firms. Many of these top-performing companies were located in Europe.

* Other top-performers included communications-related companies Nokia, Vodafone Group, Telefonica SA and Telecom Italia SPA. All are benefiting from the rapid expansion of and demand for telecommunications services taking place across Europe.

* VP International's worst-performing sectors for the year were electronic components, autos and auto parts businesses, airlines, and energy services and exploration companies.

[left margin]

"Unprecedented efforts by the International Money Fund (IMF) and governments in Europe, the Americas and Asia to bail out their flagging competitors were, as well, attempts to keep the global consumer base intact."

            VP INTERNATIONAL
TOTAL RETURNS:           AS OF 12/31/98
    6 Months                     -5.22%*
    1 Year                       18.76%

NET ASSETS:              $419.0 million
INCEPTION DATE:                  5/1/94

* Not annualized.

Investment terms are defined in the Glossary on page 23.


2        1-800-345-3533


Market Perspective from Robert C. Puff, Jr.
--------------------------------------------------------------------------------
/photo of Robert C. Puff, Junior/

Robert C. Puff, Jr., Chief Investment Officer of American Century Investment Management

HOW THE MARKETS PERFORMED

     During our international funds' fiscal year, which ended December 31, 1998, financial markets in emerging economies continued to underperform. However, the equity markets of large, mature foreign economies tended to track our domestic markets. The S&P 500 Index, a benchmark for large stocks here in the United States, peaked July 17 and then dropped nearly 20% over the next six weeks. The Morgan Stanley Capital International Europe, Australasia, Far East Index (EAFE), which is a broad representative of world markets outside the U.S. and Latin
America, peaked in July as well, and was down almost 20% at the end of September.

     EAFE bounced back in the final months of the year and finished 1998 with a healthy gain of 20.00%. Foreign markets were faced with substantial volatility this year, but EAFE was buoyed by European markets, which rallied along with the U.S. The chart on this page provides results from the various regions.

PUSHING ON A STRING

     One irony of global commerce is that competitors are also customers. In fact, unprecedented efforts by the International Monetary Fund (IMF) and governments in Europe, the Americas, and Asia to bail out their flagging competitors were, as well, attempts to keep the global consumer base intact. By lending generously to their global neighbors, healthy economies hoped to inoculate themselves against the Asian, and later the Russian and Brazilian, "flu."

     Despite huge loans to these troubled economies, Europe and the United States still appeared vulnerable to the "Asian contagion." The United Kingdom did, in fact, slip into a recession, even though it reduced interest rates and is benefiting from the orchestrated decline of rates throughout Europe, where the European Monetary Union kicked off on January 1, 1999. In the U.S., the Federal Reserve Board lowered rates three times beginning September 30 -- its first such moves since 1995 -- and many foreign markets rallied as a result. But it is still uncertain how much effect these rate reductions will have.

     There appears to be too much of almost everything in the global marketplace. For example, the global production capacity for automobiles is roughly 28-29 million per year, or about 50% higher than demand. Much the same is true for key commodities, including basic foodstuffs, steel, petrochemicals, and energy. Too much manufacturing capacity, combined with global competition, has eliminated pricing flexibility from the marketplace and contributed to low inflation worldwide. Lower interest rates may help the situation, but it is questionable whether or not they will have much impact on demand in the near future.

[right margin]

"Too  much  manufacturing  capacity,  combined  with  global  competition,   has
eliminated pricing flexibility from the marketplace and contributed to low inflation worldwide."

MARKET RETURNS
For the year ended December 31, 1998

MSCI EUROPE         28.53%
MSCI FAR EAST        2.39%
S&P 500             28.68%

Source: Lipper, Inc.

[mountain chart data below]

MARKET PERFORMANCE
For the year ended December 31, 1998

           S&P 500 Index      MSCI Europe Index    MSCI Far East Index
12/31/97        $1.00               $1.00                 $1.00
 1/31/98        $1.01               $1.04                 $1.05
 2/28/98        $1.08               $1.12                 $1.09
 3/31/98        $1.14               $1.20                 $1.03
 4/30/98        $1.15               $1.23                 $1.01
 5/31/98        $1.13               $1.25                 $0.94
 6/30/98        $1.18               $1.27                 $0.94
 7/31/98        $1.16               $1.29                 $0.92
 8/31/98        $1.00               $1.13                 $0.81
 9/30/98        $1.06               $1.08                 $0.80
10/31/98        $1.15               $1.17                 $0.95
11/30/98        $1.22               $1.23                 $0.99
12/31/98        $1.29               $1.29                 $1.02


                                               www.americancentury.com        3


Market Perspective from Robert C. Puff, Jr.
--------------------------------------------------------------------------------
                                                                     (Continued)

     Lowering rates at this stage is, in effect, like pushing on a string. In mature economies, many consumers already have all they need; lower rates won't necessarily induce them to buy more.

     At some point, of course, overcapacity will dissipate as the world's depressed economies begin to grow again. There are already signs, for example, of a more responsible approach to the Japanese banking and economic crises, as well as indications of renewed growth in Korea and Thailand. But in the current environment, deflation remains a threat, and countries, including the United States, may be tempted to fall into the trap of protectionism. U.S. manufacturers have already petitioned for tariffs to counteract the dumping of steel and wheat by foreign producers. Globally, trade with Asia is largely one-way; ships arrive full from the Far East, but travel empty on the return trip. For now, most Asian consumers aren't buying.

CONVERGENCE

     In many respects, global citizens have more and more in common with each other and are more economically convergent. More of the world's economic activities are orchestrated, as evidenced in the current crises, where larger, more-established governments stepped in to provide loans to ailing financial systems. Before it defaulted on its debt, even Russia borrowed money from the IMF and Japan.

     There is, as well, a bipartisan effort on the part of Europe and the United States to help solve Japan's economic problems so that Asia in turn can recover. Many Japanese banks are buried under non-performing loans, many of which were taken out over a decade ago to purchase real estate and stocks at inflated prices. The Japanese government has been subsidizing these loan portfolios for years, which has served to prolong the country's recession. The Japanese tend to respond gradually, however, so it probably will still take time to get their economy moving again. Japan's recent tax cuts and its efforts to stabilize the banking system are steps in the right direction.

A NEW DISCIPLINE IN EUROPE

     The European Monetary Union brings together an unusual collection of countries. Only a few years ago, Italian inflation was in double digits, while German tax rates were so high that companies were loath to show a profit. Now merger and acquisition activity in Europe is rolling right along as companies seek to broaden their base, take advantage of economies of scale, and compete globally. The environment is similar to that of the U.S. in the late '80s.

     Europe is also the headquarters of some unique industry franchises--high-quality companies with products and market share unavailable here in the U.S. Two examples are Daimler-Chrysler and SAP, the premiere provider of business management software. Not so long ago it was difficult to buy stock in European companies of this quality. Now it is relatively easy.

     From that perspective, economic convergence is a highly desirable trend.

[left margin]

"At some point, of course, overcapacity will dissipate as the world's depressed economies begin to grow again."

"In many respects, global citizens have more and more in common with each other and are more economically convergent."


4        1-800-345-3533


VP International--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF DECEMBER 31, 1998

                    VP INTERNATIONAL       MSCI EAFE(reg.tm) INDEX      S&P 500

6 MONTHS(1) .........    -5.22%                     3.51%                  9.37%
1 YEAR ..............    18.76%                    20.00%                 28.68%
--------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
3 YEARS .............    17.21%                     9.00%                 28.17%
LIFE OF FUND(2) .....    12.30%                     8.11%                 26.65%

(1) Returns for periods less than one year are not annualized.

(2) The fund's inception date was 5/1/94.

See pages 22 and 23 for information about the indices and returns

[mountain chart data below]

GROWTH OF $10,000 OVER LIFE OF FUND
Value on 12/31/98
S&P 500               $30,030
VP International      $17,182
MSCI EAFE             $13,843

           VP International    MSCI EAFE       S&P 500
5/1/94         $10,000          $10,000        $10,000
6/30/94         $9,780          $10,083         $9,915
9/30/94        $10,100          $10,093        $10,399
12/31/94        $9,500           $9,990        $10,397
3/31/95         $9,299          $10,176        $11,408
6/30/95         $9,880          $10,250        $12,496
9/30/95        $10,360          $10,678        $13,488
12/31/95       $10,660          $11,110        $14,300
3/31/96        $10,920          $11,431        $15,068
6/30/96        $11,439          $11,612        $15,743
9/30/96        $11,521          $11,597        $16,229
12/31/96       $12,197          $11,781        $17,581
3/31/97        $12,841          $11,596        $18,054
6/30/97        $14,491          $13,101        $21,202
9/30/97        $15,020          $13,010        $22,791
12/31/97       $14,470          $11,991        $23,445
3/31/98        $17,048          $13,755        $26,713
6/30/98        $18,131          $13,901        $27,600
9/30/98        $14,817          $11,925        $24,862
12/31/98       $17,182          $13,843        $30,030

The chart at left shows the growth of a $10,000 investment in the fund since inception, while the chart below shows the fund's year-by-year performance. The MSCI EAFE(reg.tm) Index and the S&P 500 are provided for comparison. Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. VP International's returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the returns of the indices do not.

[bar chart - data below]

ONE-YEAR RETURNS OVER LIFE OF FUND (PERIODS ENDED DECEMBER 31)

           VP Int'l   MSCI EAFE Index
Date        Return        Return
12/31/94*   -5.00         -0.10
12/31/95    12.21         11.21
12/31/96    14.41          6.05
12/31/97    18.63          1.78
12/31/98    18.76         20.00

*May 1, 1994 (inception) through December 31, 1994.


                                                www.americancentury.com        5


VP International--Q&A
--------------------------------------------------------------------------------
/photograph of Mark Kopinski and Henrik Strabo/
Mark Kopinski and Henrik Strabo, portfolio managers on the VP International team.

     An interview with Henrik Strabo and Mark Kopinski, portfolio managers on the VP International team.

HOW DID VP INTERNATIONAL PERFORM DURING ITS FISCAL YEAR?

     VP International posted a 18.76% return for the year ended December 31, 1998, a year that proved to be one of the most volatile periods on record for global equity markets. VP International's benchmark, the Morgan Stanley Capital International EAFE Index (EAFE), gained 20.00%.

     Although we are pleased that VP International produced such strong relative performance, we wish to stress that we use the EAFE Index only to relate investment performance to a publicly available index. The EAFE Index serves as a proxy for the performance of the largest capitalization companies in 20 countries. Because we use a bottom-up style, evaluating individual companies, we tend to own a number of stocks that are not represented in EAFE. As a result, the fund's performance may or may not resemble that of the index.

WHAT FACTORS INFLUENCED PERFORMANCE  IN 1998?

     This year has been one of the most turbulent ever for foreign stock investments. The fertile investment environment and healthy gains in growth stocks during the first half of the year turned negative in the summer of 1998 and gathered steam in the fall. This was followed by a gradual recovery during the final quarter of the year.

     The collapse of the Russian economy and the worst Japanese recession since World War II roiled world markets. The situation was compounded by concerns about Brazil, where economic uncertainty threatened to spread throughout Latin America. Market psychology was further dampened by the near collapse of a major global hedge fund, increasing the fear of instability throughout the financial system.

     The third calendar quarter was the worst in eight years for the EAFE Index. Price swings in market averages were often irrational and driven more by the sudden illiquidity and uncertainty of the markets than by fundamentals.

     During the last two years, our discipline led us to many rapidly growing European companies. The portfolio was structured to take full advantage of this and we were able to invest in numerous companies with growing earnings and revenues. For most of the year, European markets performed exceptionally well.

     As market conditions deteriorated worldwide, Europe experienced a painful sell-off; liquidity all but dried up for a time. We were not well positioned for the movement against European growth stocks and our performance suffered as a result.

[left margin]

"This year has been one of the most turbulent ever for foreign stock investments."

PORTFOLIO AT A GLANCE
                                            12/31/98          12/31/97
NO. OF COMPANIES                              146                117
MEDIAN AVERAGE MARKET CAPITALIZATION     $7.26 BILLION      $5.51 BILLION
PORTFOLIO TURNOVER                            181%               173%

Investment terms are defined in the Glossary on page 23.


6        1-800-345-3533


VP International--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

     Global equity markets have since stabilized and have started to make up some of the ground lost during the summer downturn. We believe a sense of balance has returned to many of these markets. We are building on these events to make refinements in the portfolio, which we will explain later.

WHICH INDUSTRIES OR STOCKS CONTRIBUTED TO VP INTERNATIONAL'S PERFORMANCE?

     We found earnings growth in several industry groups, including financial services, pharmaceuticals, banking, machinery and equipment, software and insurance companies. Many of the individual companies in these groups were located in Europe.

     Characteristic of a new style of corporate management emerging in Europe is Vivendi. This was formerly a state-run French water utility, but new management transformed the company into a broad-based communications, publishing, multimedia and construction conglomerate. The company recently acquired Cendant Software, one of the world's leading producers of computer games and education software.

     Vivendi has much in common with Mannesmann AG, one of our largest holdings and best-performing stocks. Mannesmann, a German telecom and engineering firm, is one of the leading providers of cellular telephone service in Germany and other parts of Europe.

     The competitive environment in the European telecommunications industry is changing rapidly. Mannesmann is a principal provider of alternative access and is pushing ahead in its efforts to become a leading provider of electronic commerce services and high-speed data communications. The company's telecommunications unit posted 38% sales growth in the first nine months of 1998 and its customer base is growing rapidly. Mannesmann is one of the first companies to compete with Deutsche Telekom AG, the former German telephone monopoly, in the field of local networks.

     We also had success with several other communications-related stocks, including Nokia, Vodafone Group, Telefonica SA and Telecom Italia SPA.

     Nokia, a Finnish company, continues to confound the skeptics. Reported earnings growth is always well above target rates, despite the market's general disbelief in rapid and higher cellular phone market penetration. Nokia's earnings have been buoyed by high demand for its innovative wireless communications equipment and the company has been especially successful at winning market share in the handset arena. The other companies in this group are cellular network providers, which are benefiting from rising rates of market penetration.

WHICH OTHER INDUSTRIES ADDED TO RETURNS?

     Financial services, insurance, and banking stocks combine to represent the second-largest industry group in the portfolio. Julius Baer Holding AG and AXA UAP were some of our better-performing bank and financial stocks. Earnings growth is increasingly evident in companies engaged in asset management and banking. Pension reform and Europe's changing attitude toward the investment of personal savings, with an increasing appetite for equities, has lifted the performance of several asset-management firms or the asset-management divisions within much larger financial services organizations. We believe growth possibilities in Europe remain healthy for these companies given the upsurge in deregulation and the start of the European Monetary Union in 1999.

[right margin]

TOP TEN HOLDINGS
                                             % OF FUND INVESTMENTS
                                            AS OF               AS OF
                                           12/31/98            6/30/98
NOVARTIS AG                                  2.3%                0.8%
VIVENDI                                      2.3%                2.0%
MANNESMANN AG                                2.2%                2.5%
AXA-UAP                                      1.8%                0.9%
PINAULT-PRINTEMPS-REDOUTE SA                 1.6%                1.1%
NOKIA CORP. CL A ADR                         1.6%                0.6%
JULIUS BAER HOLDING AG                       1.5%                2.3%
TELE DANMARK A/S                             1.5%                1.0%
HENNES & MAURITZ AB CL B                     1.4%                1.2%
UBS AG                                       1.4%                1.5%

TOP FIVE INDUSTRIES
                                              % OF FUND INVESTMENTS
                                            AS OF               AS OF
                                           12/31/98            6/30/98
TELEPHONE COMMUNICATIONS                    13.7%               11.3%
FINANCIAL SERVICES                           9.6%               12.6%
PHARMACEUTICALS                              6.0%                3.5%
BANKING                                      5.9%                7.7%
INSURANCE                                    5.6%                4.0%


                                                www.americancentury.com        7


VP International--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

     During the market downturn, pharmaceutical companies tended to perform better than many other groups. Novartis remains a workhorse within the broader portfolio and continues to be one of our best-performing stocks. The Swiss pharmaceutical giant formed by the merger of Sandoz and Ciba has produced steady earnings growth and has an attractive product pipeline. It continues to realize cost savings and economies from the merger.

WHICH INDUSTRIES OR STOCKS DAMPENED PERFORMANCE?

     VP International's worst performing industries for the year were chemicals, electronic components, autos and auto parts, airlines, and energy services. In most cases, the underperforming companies simply experienced earnings disappointments. These included Alcatel and KLM Royal Dutch Airlines. Energy services companies underperformed this year as commodity prices skidded. Several energy-related companies were reduced or eliminated when it became apparent that oil prices were headed lower with slim prospects for a near-term recovery.

     In any portfolio, there will be winners and losers. By following our disciplined style of focusing on companies whose earnings are growing, we were able to minimize the damage from underperforming stocks. Performance was hindered primarily by companies that experienced earnings disappointments, including Shiseido, Acatel, Electrolux AB and Next PLC.

DID YOU  MAKE ANY  SIGNIFICANT  CHANGES  TO THE  PORTFOLIO  DURING  THE LAST SIX
MONTHS?

     VP International was hard hit during the downturn because of its concentrations in specific industries and regions. We became somewhat defensive when the markets grew increasingly volatile in the summer and broadened the portfolio accordingly. When the environment began to stabilize, we added to positions in some of our longer-term winners, such as Nokia, Novartis, Mannesmann, Vodaphone, and Vivendi, all of which moved higher.

     Heading into the third-quarter meltdown, we felt the portfolio was somewhat overweighted in certain business service and financial stocks. Consequently, we broadened the portfolio to include stocks in sectors not well represented before. For example, we began selectively adding companies with earnings in turnaround situations in Southeast Asia, where we had only a small allocation for several quarters because of the region's severe economic problems. Even though Asian companies were a small part of the portfolio, we continued evaluating individual companies for earnings growth. Over the last six months, we felt conditions were beginning to warrant a second look at some Asian stocks. As the semiconductor technology cycle again started to turn positive, for example, we added shares of South Korea-based Samsung Electronics.

     We feel confident these steps to further diversify the portfolio will help continue VP International's good performance over the long term.

[left margin]

TYPES OF INVESTMENTS IN THE PORTFOLIO

[pie chart data below]

AS OF DECEMBER 31, 1998
Preferred Stocks               1%
Temporary Cash Investments     7%
Common Stocks                 92%

AS OF JUNE 30, 1998
Preferred Stocks              3%
Temporary Cash Investments   10%
Common Stocks                87%

[bar chart data below]

VP INTERNATIONAL'S INVESTMENTS BY COUNTRY

                     12/31/98   06/30/98
United Kingdom         18%         14%
France                 13%         14%
Japan                   9%          4%
Germany                 9%         13%
Netherlands             8%          9%
Switzerland             8%          8%
Italy                   6%          3%
Sweden                  4%          4%
Other                  25%         31%


8        1-800-345-3533


VP International--Schedule of Investments
--------------------------------------------------------------------------------

DECEMBER 31, 1998

Shares                                                                Value
--------------------------------------------------------------------------------
COMMON STOCKS & RIGHTS--92.5%

AUSTRALIA--2.1%
                  319,000  AMP Limited
                           (Acquired 6/15/98--7/8/98,
                           Cost $3,701,512)(1)(2)                $   4,032,052
                              (financial services)
                  190,000  Australia & New Zealand Banking
                           Group Ltd.                                1,240,551
                              (banking)
                   60,000  Brambles Industries Limited               1,458,070
                              (diversified companies)
                1,218,350  Cable & Wireless Optus Limited(2)          2,554,795
                              (telephone communications)         ---------------
                                                                      9,285,468
                                                                 ---------------

BELGIUM--0.9%
                    4,000  Fortis AG                                  1,447,233
                              (insurance)
                      427  UCB SA                                     2,630,709
                              (pharmaceuticals)                  ---------------
                                                                      4,077,942
                                                                 ---------------

BRAZIL--0.1%
                5,744,000  Companhia de Saneamento Basico
                              do Estado de Sao Paulo                    434,989
                              (utilities)                        ---------------

CANADA--2.8%
                  225,000  Bombardier Inc. Cl B                       3,234,660
                              (aerospace & defense)
                   75,350  Newcourt Credit Group Inc.
                              (Acquired 5/22/97--10/16/98,
                              Cost $1,830,399)(1)                     2,634,271
                              (financial services)
                   30,000  Northern Telecom Ltd.                      1,503,750
                              (telephone communications)
                  133,000  Teleglobe Inc.                             4,780,108
                              (telephone communications)         ---------------
                                                                     12,152,789
                                                                 ---------------

DENMARK--1.5%
                   47,000  Tele Danmark A/S                           6,343,717
                              (telephone communications)         ---------------

FINLAND--2.2%
                   55,600  Nokia Corp. Cl A ADR                       6,696,325
                              (communications equipment)
                   43,900  Sampo Insurance Company Ltd.               1,665,961
                              (insurance)
                   60,819  Sonera Group Oyj(2)                        1,073,497
                              (telephone communications)         ---------------
                                                                      9,435,783
                                                                 ---------------

Shares                                                         Value
-------------------------------------------------------------------------------

FRANCE--13.0%
                    5,000  Accor SA                                $  1,082,638
                              (leisure)
                   11,000  Altran Technologies SA                     2,653,448
                              (business services & supplies)
                    9,600  Atos SA(2)                                 2,295,122
                              (computer software & services)
                   53,000  AXA-UAP                                    7,681,555
                              (insurance)
                   30,437  Cap Gemini SA                              4,885,650
                              (computer software & services)
                    3,600  Carrefour SA                               2,717,941
                              (retail -- general merchandise)
                   21,000  Elf Aquitaine SA                           2,427,615
                              (energy - production & marketing)
                   31,600  Equant NV New York Shares(2)               2,142,875
                              (computer software & services)
                   18,000  Groupe Danone                              5,153,717
                              (food & beverage)
                   37,000  Pinault-Printemps-Redoute SA               7,071,329
                              (retail - general merchandise)
                   17,000  Sidel SA                                   1,441,967
                              (machinery & equipment)
                   23,000  Societe Generale Cl A                      3,724,813
                              (banking)
                    8,900  Societe Television Francaise 1             1,584,678
                              (broadcasting & media)
                   23,000  STMicroelectronics N.V. New York
                              Shares(2)                               1,795,438
                              (electrical & electronic components)
                   38,000  Vivendi                                    9,860,062
                              (diversified companies)             --------------
                                                                     56,518,848
                                                                  --------------

GERMANY--8.5%
                    8,005  Allianz AG                                 2,936,248
                              (insurance)
                   21,000  Bayerische Vereinsbank AG                  1,645,205
                              (financial services)
                   58,400  Berliner Kraft-und Licht-
                              Aktiengesellschaft                      1,577,668
                              (utilities)
                   47,000  DaimlerChrysler AG(2)                      4,641,453
                              (automobiles & auto parts)
                   52,500  Deutsche Pfandbrief-und
                              Hypothekenbank AG                       4,601,531
                              (banking)
                   48,000  Douglas Holding AG                         2,910,401
                              (retail - general merchandise)
                   17,000  Gehe AG                                    1,173,646
                              (healthcare)
                   81,780  Mannesmann AG                              9,377,145
                              (industrial equipment & machinery)
                   34,800  Metro AG                                   2,778,568
                              (retail - general merchandise)
                   65,906  Volkswagen AG                              5,262,193
                              (automobiles & auto parts)          --------------
                                                                     36,904,058
                                                                  --------------

See Notes to Financial Statements


                                                www.americancentury.com        9


VP International--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
DECEMBER 31, 1998

Shares                                                          Value
--------------------------------------------------------------------------------

GREECE--0.3%
                   53,666  Hellenic Telecommunication
                              Organization SA (OTE)                $  1,426,371
                              (telephone communications)          --------------

HONG KONG--0.4%
                  156,800  Cheung Kong (Holdings) Ltd.                1,128,312
                              (real estate)
                    8,000  Tommy Hilfiger Corp.(2)                      480,000
                              (textiles & apparel)                --------------
                                                                      1,608,312
                                                                  --------------

IRELAND--1.6%
                  190,000  Bank of Ireland                            4,164,050
                              (financial services)
                   96,000  CRH plc                                    1,629,320
                              (construction & property
                              development)
                   75,000  Kerry Group PLC                            1,021,483
                              (food & beverage)                   --------------
                                                                      6,814,853
                                                                  --------------

ITALY--5.5%
                   87,100  Assicurazioni Generali                     3,638,648
                              (insurance)
                1,020,000  Banca di Roma(2)                           1,729,143
                              (banking)
                  552,600  Banca Intesa S.p.A.                        3,317,236
                              (financial services)
                  162,000  Mediaset SpA                               1,314,294
                              (broadcasting & media)
                  249,000  Mediolanum SpA                             1,846,750
                              (insurance)
                  235,600  Mondadori (Arnoldo) Editore SpA            3,116,732
                              (printing & publishing)
                  809,000  Telecom Italia Mobile (TIM) SpA            3,810,666
                              (wireless communications)
                  585,700  Telecom Italia SpA                         4,999,967
                              (telephone communications)          --------------
                                                                     23,773,436
                                                                  --------------

JAPAN--9.2%
                   75,000  Bank of Tokyo-Mitsubishi, Ltd. (The)         773,639
                              (banking)
                  131,000  Daiwa House Industry Co., Ltd.             1,389,403
                              (construction & property
                              development)
                   44,000  Eisai Company, Ltd.                          853,427
                              (healthcare)
                  249,000  Fuji Heavy Industries Ltd.                 1,240,335
                              (automobiles & auto parts)
                  146,000  Fujikura Ltd.                                780,040
                              (electrical & electronic components)
                  258,000  Fujitsu Ltd.                               3,423,319
                              (computer systems)
                   35,000  Honda Motor Co., Ltd.                      1,144,809
                              (automobiles & auto parts)
                  227,000  Kao Corporation                            5,103,372
                              (consumer products)
                  185,000  Kirin Brewery Company, Ltd.                2,348,689
                              (food & beverage)

Shares                                                                   Value
--------------------------------------------------------------------------------

                   35,000  Murata Manufacturing Co., Ltd.          $  1,447,212
                              (electrical & electronic components)
                  133,000  Nikon Corporation                          1,289,839
                              (diversified companies)
                      182  Nippon Telegraph & Telephone               1,399,198
                              (telephone communications)
                      520  NTT Data Corp.                             2,571,920
                              (business services & supplies)
                       32  NTT Mobile Communication
                              Network, Inc.(2)                        1,311,880
                              (wireless communications)
                   77,000  Olympus Optical Co., Ltd.                    881,843
                              (leisure)
                   28,800  Sony Corp.                                 2,089,698
                              (electrical & electronic components)
                  127,000  Takeda Chemical Inds.                      4,870,619
                              (pharmaceuticals)
                  123,000  Terumo Corporation                         2,884,549
                              (medical equipment & supplies)
                   81,000  Tokyo Electron Ltd.                        3,063,610
                              (electrical & electronic components)
                   63,000  Toppan Forms Co., Ltd.                     1,116,421
                              (printing & publishing)              -------------
                                                                     39,983,822
                                                                   -------------

NETHERLANDS--8.3%
                   39,500  ASR Verzekeringsgroep N.V.                 3,572,189
                              (insurance)
                   38,000  Cap Gemini N.V.                            2,648,154
                              (computer software & services)
                   82,000  Getronics N.V.                             4,056,815
                              (computer software & services)
                   64,000  Heineken NV                                3,847,218
                              (food & beverage)
                   89,148  ING Groep N.V.                             5,430,070
                              (financial services)
                  135,000  Koninklijke Ahold NV                       4,984,041
                              (retail - food & drug)
                    8,700  Stork N.V.                                   198,548
                              (business services & supplies)
                   63,000  Unilever N.V. New York Shares              5,225,063
                              (diversified companies)
                   82,700  VNU N.V.                                   3,114,778
                              (printing & publishing)
                   13,000  Wolters Kluwer NV                          2,778,700
                              (printing & publishing)              -------------
                                                                     35,855,576
                                                                   -------------

NEW ZEALAND--0.2%
                  227,000  Telecom Corporation of New
                              Zealand Ltd.                              985,441
                              (telephone communications)         ---------------

POLAND--0.2%
                   64,749  Elektrim Spolka Akcyjna S.A.                 700,986
                              (electrical & electronic components) -------------


10        1-800-345-3533


VP International--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)

DECEMBER 31, 1998

Shares                                                                 Value
--------------------------------------------------------------------------------

PORTUGAL--1.3%
                   38,800  Banco Espirito Santo e Comercial
                              de Lisboa, SA                        $  1,202,206
                              (banking)
                   33,000  Brisa-Auto Estradas de Portugal, S.A.      1,939,247
                              (construction & property
                              development)
                   13,065  Telecel-Comunicacaoes Pessoais, SA         2,666,171
                              (wireless communications)            -------------
                                                                      5,807,624
                                                                   -------------

SINGAPORE--1.0%
                  251,000  City Developments Limited                  1,087,008
                              (real estate)
                  186,410  Singapore Press Holdings Ltd.              2,032,332
                              (printing & publishing)
                1,184,000  Singapore Technologies
                              Engineering Ltd.                        1,104,397
                              (business services & supplies)       -------------
                                                                      4,223,737
                                                                   -------------

SOUTH KOREA--0.6%

                       10  Korea Telecom Corporation(2)                     316
                              (printing & publishing)
                   26,000  Samsung Electronics                        1,744,140
                              (leisure)
                   65,405  SK Telecom Co. Ltd. ADR                      666,313
                              (telephone communications)           -------------
                                                                      2,410,769
                                                                   -------------

SPAIN--2.3%
                  130,000  Argentaria SA                              3,365,977
                              (banking)
                  116,000  Telefonica de Espana                       5,157,008
                              (telephone communications)
                  116,000  Telefonica S.A. Rights(2)                    102,977
                              (telephone communications)
                  116,000  TelePizza, S.A.(2)                         1,103,322
                              (restaurants)                        -------------
                                                                      9,729,284
                                                                   -------------

SWEDEN--3.8%

                   36,000  Ericsson (L.M.) Telephone Co. ADR            860,625
                              (communications equipment)
                   25,800  Europolitan Holdings AB                    2,524,508
                              (wireless communications)
                   73,000  Hennes & Mauritz AB Cl B                   5,947,998
                              (retail -- apparel)
                   53,000  NetCom Systems AB Cl B(2)                  2,152,682
                              (telephone communications)
                  327,400  Skandia Forsakrings AB                     4,996,781
                              (financial services)                 -------------
                                                                     16,482,594
                                                                   -------------

SWITZERLAND--7.9%

                    3,700  Credit Suisse Group                          578,967
                              (financial services)
                    1,969  Julius Baer Holding AG                     6,541,838
                              (financial services)
                    2,000  Nestle S.A.                                4,352,256
                              (food & beverage)

Shares                                                                   Value
--------------------------------------------------------------------------------

                    5,126  Novartis AG                             $ 10,072,926
                              (pharmaceuticals)
                      157  Roche Holding AG                           1,915,080
                              (pharmaceuticals)
                      500  Schweizerische Rueckversicherungs-
                              Gesellschaft                            1,303,130
                              (insurance)
                    8,745  Swisscom AG(2)                             3,659,662
                              (telephone communications)
                   19,000  UBS AG                                     5,835,517
                              (banking)                            -------------
                                                                     34,259,376
                                                                   -------------

UNITED KINGDOM--17.5%

                  400,000  Amvescap Plc                               3,094,128
                              (financial services)
                  291,000  BBA Group plc                              1,808,024
                              (diversified companies)
                  169,471  British Aerospace PLC                      1,432,515
                              (aerospace & defense)
                  279,000  British Telecommunications plc             4,191,333
                              (telephone communications)
                  551,166  Cable & Wireless
                              Communications plc(2)                   5,020,122
                              (telephone communications)
                  138,700  Capita Group Plc                           1,278,262
                              (business services & supplies)
                   62,700  CMG plc                                    1,586,342
                              (computer software & services)
                  342,053  COLT Telecom Group plc(2)                  5,087,485
                              (telephone communications)
                  151,000  Compass Group PLC                          1,724,806
                              (business services & supplies)
                  294,000  Diageo plc                                 3,336,283
                              (food & beverage)
                  137,000  Dixons Group plc                           1,921,736
                              (retail -- specialty)
                  196,000  Energis plc(2)                             4,373,588
                              (telephone communications)
                   78,000  Glaxo Wellcome plc                         2,676,114
                              (pharmaceuticals)
                  124,600  Hays plc                                   1,090,436
                              (business services & supplies)
                  210,000  Imperial Tobacco Group plc                 2,243,699
                              (tobacco)
                  296,900  Lloyds TSB Group plc                       4,211,490
                              (financial services)
                  253,000  Logica plc                                 2,193,140
                              (computer software & services)
                  336,355  Misys plc                                  2,442,775
                              (computer software & services)
                  230,200  Orange plc(2)                              2,667,664
                              (wireless communications)
                   74,473  Provident Financial plc                    1,093,457
                              (financial services)
                  226,000  Rentokil Initial PLC                       1,698,502
                              (environmental services)
                  353,000  Siebe plc                                  1,387,978
                              (industrial)
                  330,200  Somerfield plc                             2,194,012
                              (retail -- food & drug)


                                               www.americancentury.com        11


VP International--Schedule of Investments
------------------------------------------------------------------------------
                                                                    (Continued)

DECEMBER 31, 1998

Shares                                                                 Value
--------------------------------------------------------------------------------

                  611,000  Stagecoach Holdings plc                 $  2,425,228
                              (transportation)
                  282,000  Standard Chartered plc                     3,258,590
                              (banking)
                  351,900  Vodafone Group plc                         5,698,080
                              (wireless communications)
                  375,000  WPP Group plc                              2,275,491
                              (business services & supplies)
                   83,000  Zeneca Group plc                           3,603,639
                              (pharmaceuticals)                    -------------
                                                                     76,014,919
                                                                   -------------

UNITED STATES--1.3%
                   37,000  AirTouch Communications, Inc.(2)           2,668,625
                              (wireless communications)
                   49,100  Global TeleSystems Group, Inc.(2)          2,734,256
                              (telephone communications)           -------------
                                                                      5,402,881
                                                                   -------------

TOTAL COMMON STOCKS & RIGHTS                                        400,633,575
   (Cost $310,403,148)                                             -------------

PREFERRED STOCKS-0.7%

BRAZIL--0.5%

               28,639,000  Centrais Electricas Brasileiras S.A. Cl B    549,907
                              (utilities)
               30,400,000  Embratel Participacoes S.A.(2)               415,146
                              (telephone communications)
                3,906,000  Petroleo Brasileiro S.A.                     442,890
                              (energy - production & marketing)
               37,700,000  Telesp Participacoes S.A.(2)                 858,059
                              (telephone communications)            ------------
                                                                      2,266,002
                                                                    ------------

GERMANY--0.2%
                    1,000  Wella Aktiengesellschaft                     834,459
                              (consumer products)                   ------------

TOTAL PREFERRED STOCKS                                                3,100,461
   (Cost $3,335,208)                                                ------------

                                                                        Value
--------------------------------------------------------------------------------

TEMPORARY CASH INVESTMENTS-6.8%

       Repurchase Agreement, Merrill Lynch & Co. Inc.,
          (U.S. Treasury obligations), in a joint trading
          account at 4.75%, dated 12/31/98,
          due 1/4/99 (Delivery value $8,404,433)
                                                                   $  8,400,000

       Repurchase Agreement, State Street Boston Corp.,
          (U.S. Treasury obligations), in a joint trading
          account at 4.80%, dated 12/31/98,
          due 1/4/99 (Delivery value $21,211,307)
                                                                     21,200,000
                                                                   -------------

TOTAL TEMPORARY CASH INVESTMENTS                                     29,600,000
   (Cost $29,600,000)                                              -------------

TOTAL INVESTMENT SECURITIES--100.0%                                $433,334,036
   (Cost $343,338,356)                                             =============

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

     Contracts               Settlement                  Unrealized
      to Sell                   Date          Value      Gain(Loss)
----------------------------------------------------------------------
   4,639,370  CHF            1/29/1999    $ 3,385,522    $   7,195
   6,198,558  DEM            1/29/1999      3,725,825      (30,070)
   4,877,152  GBP            1/29/1999      8,084,689       76,981
  30,842,312  FRF            1/29/1999      5,526,069      (39,381)
 874,107,522  JPY            1/29/1999      7,731,674     (156,265)
   6,614,335  NLG            1/29/1999      3,522,843      (24,861)
  13,090,594  SEK            1/29/1999      1,612,931          523
                                         -------------  ------------
                                           33,589,553    $(165,878)
                                         =============  ============

(Value on Settlement Date $33,423,675)

NOTES TO SCHEDULE OF INVESTMENTS

ADR = American Depositary Receipt
CHF = Swiss Franc
DEM = German Mark
GBP = British Pound
FRF = French Franc
JPY = Japanese Yen
NLG = Netherlands Guilder
SEK = Swedish Krona

(1) Security was purchased under Rule 144A of the Securities Act of 1933 or is a private placement and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of restricted securities at December 31, 1998, was $6,666,323 which represented 1.6% of net assets.

(2) Non-income producing.

--------------------------------------------------------------------------------
UNDERSTANDING THE SCHEDULE OF INVESTMENTS--This schedule shows you which investments your fund owned on the last day of the reporting period.

The schedule includes:
* a list of each investment
* the number of shares of each stock
* the market value of each investment
* the percentage of total investments in each industry
* the percent and dollar breakdown of each investment category

                                              See Notes to Financial Statements


12        1-800-345-3533


Statements of Assets and Liabilities
--------------------------------------------------------------------------------

DECEMBER 31, 1998

ASSETS

Investment securities, at value
   (identified cost of $343,338,356) (Note 3) ....................$ 433,334,036
Cash .............................................................    1,851,860
Receivable for forward foreign currency exchange contracts .......       84,699
Receivable for investments sold ..................................    2,527,833
Dividends and interest receivable ................................      589,121
                                                                  -------------
                                                                    438,387,549
                                                                  -------------

LIABILITIES

Payable for forward foreign currency exchange contracts ..........      250,577
Payable for investments purchased ................................    9,188,460
Payable for capital shares redeemed ..............................    9,507,461
Accrued management fees (Note 2) .................................      477,996
Payable for directors' fees and expenses .........................          931
                                                                  -------------

                                                                     19,425,425
                                                                  -------------

Net Assets .......................................................$ 418,962,124
                                                                  =============

CAPITAL SHARES, $0.01 PAR VALUE

Authorized .......................................................  200,000,000
                                                                  =============
Outstanding ......................................................   54,959,040
                                                                  =============
Net Asset Value Per Share ........................................$        7.62
                                                                  =============

NET ASSETS CONSIST OF:
Capital (par value and paid-in surplus) ..........................$ 356,737,478
Undistributed net investment income ..............................      156,660
Accumulated net realized loss from investments
   and foreign currency transactions .............................  (27,769,036)
Net unrealized appreciation on investments
   and translation of assets and
   liabilities in foreign currencies (Note 3) ....................   89,837,022
                                                                  -------------
                                                                  $ 418,962,124
                                                                  =============

--------------------------------------------------------------------------------
UNDERSTANDING THE STATEMENT OF ASSETS AND LIABILITIES--This statement details what the fund owns (assets), what it owes (liabilities), and its net assets as of the last day of the period. If you subtract what the fund owes from what it owns, you get the fund's net assets. The net assets divided by the total number of shares outstanding gives you the price of an individual share, or the net asset value per share.

NET ASSETS are also broken down by capital (money invested by shareholders); net investment income not yet paid to shareholders or net investment losses, if any; net gains earned on investments not yet paid to shareholders or net losses from investments (known as realized gains or losses), and finally, gains or losses on securities still owned by the fund (known as unrealized appreciation or depreciation). This breakdown tells you the value of net assets that are performance-related, such as investment gains or losses, and the value of net assets that are not related to performance, such as shareholder investments and redemptions.

See Notes to Financial Statements


                                               www.americancentury.com        13


Statements of Operations
--------------------------------------------------------------------------------

FOR THE YEAR ENDED DECEMBER 31, 1998

INVESTMENT INCOME

Income:

Dividends (net of foreign taxes withheld of $651,892) ..........   $  4,716,243
Interest .......................................................      1,369,505
                                                                   ------------
                                                                      6,085,748
                                                                   ------------
Expenses (Note 2):
Management fees ................................................      5,241,848
Directors' fees and expenses ...................................          3,667
                                                                   ------------
Total expenses .................................................      5,245,515
Amount waived ..................................................        (44,592)
                                                                   ------------
Net expenses ...................................................      5,200,923
                                                                   ------------
Net investment income ..........................................        884,825
                                                                   ------------

REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND FOREIGN CURRENCY (NOTE 3)

Net realized gain (loss) on:
Investments ....................................................    (29,916,578)
Foreign currency transactions ..................................      3,243,518
                                                                   ------------
                                                                    (26,673,060)
                                                                   ------------
Change in net unrealized appreciation on:
Investments ....................................................     54,997,521
Translation of assets and liabilities in foreign currencies ....     11,339,033
                                                                   ------------
                                                                     66,336,554
                                                                   ------------

Net realized and unrealized gain
on investments and foreign currency
                                                                     39,663,494
                                                                   ------------

Net Increase in Net Assets Resulting from Operations ...........   $ 40,548,319
                                                                   ============

--------------------------------------------------------------------------------
UNDERSTANDING THE STATEMENT OF OPERATIONS--This statement breaks down how the fund's net assets changed during the period as a result of the fund's operations. It tells you how much money the fund made or lost after taking into account income, fees and expenses, and investment gains or losses. It does not include shareholder transactions and distributions.

Fund OPERATIONS include:
* income earned by investments (dividends and interest)
* management fees and expenses
* gains or losses from selling investments (known as realized gains or losses)
* gains or losses on current fund holdings (known as unrealized appreciation or depreciation)

                                              See Notes to Financial Statements


14        1-800-345-3533


Statements of Changes in Net Assets
--------------------------------------------------------------------------------

YEARS ENDED DECEMBER 31, 1998 AND DECEMBER 31, 1997

Increase in Net Assets:

                                                        1998            1997
OPERATIONS

Net investment income (loss) ...................  $     884,825   $    (134,762)

Net realized gain (loss) on investments
  and foreign currency transactions ............    (26,673,060)     13,688,083

Change in net unrealized appreciation
  on investments and translation of
  assets and liabilites in foreign currencies ..     66,336,554      13,350,515
                                                  -------------   -------------
Net increase in net assets
  resulting from operations ....................     40,548,319      26,903,836
                                                  -------------   -------------

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income .....................     (1,512,683)     (1,287,755)
In excess of net investment income .............           --          (148,297)
From net realized gains from
  investment transactions ......................    (12,713,908)     (2,769,529)
In excess of net realized gains ................     (2,814,898)           --
                                                  -------------   -------------
Decrease in net assets from distributions ......    (17,041,489)     (4,205,581)
                                                  -------------   -------------
CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold ......................    677,603,582     251,281,839
Proceeds from reinvestment of distributions ....     17,041,489       4,205,581
Payments for shares redeemed ...................   (515,712,499)   (162,998,136)
                                                  -------------   -------------
Net increase in net assets
  from capital share transactions ..............    178,932,572      92,489,284
                                                  -------------   -------------

Net increase in net assets .....................    202,439,402     115,187,539

NET ASSETS
Beginning of year ..............................    216,522,722     101,335,183
                                                  -------------   -------------
End of year ....................................  $ 418,962,124   $ 216,522,722
                                                  =============   =============
Undistributed net investment income ............  $     156,660   $     730,456
                                                  =============   =============

TRANSACTIONS IN SHARES OF THE FUND

Sold ...........................................     91,449,353      38,184,069

Issued in reinvestment of distributions ........      2,328,072         691,707

Redeemed .......................................    (70,474,226)    (24,224,772)
                                                  -------------   -------------
Net increase ...................................     23,303,199      14,651,004
                                                  =============   =============

--------------------------------------------------------------------------------
UNDERSTANDING THE STATEMENT OF CHANGES IN NET ASSETS--This statement shows how the fund's net assets changed over the past two reporting periods. It details how much a fund grew or shrank as a result of:

* operations--a summary of the Statement of Operations from the previous page for the most recent period
* distributions--income and gains distributed to shareholders
* capital   share   transactions--shareholders'   purchases,   reinvestment   of
  distributions and redemptions

Net assets at the beginning of the period plus the sum of operations, distributions to shareholders and capital share transactions result in net assets at the end of the period.

See Notes to Financial Statements


                                              www.americancentury.com        15


Notes to Financial Statements
--------------------------------------------------------------------------------

DECEMBER 31, 1998

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     ORGANIZATION--American Century Variable Portfolios, Inc. (the Corporation) is registered under the Investment Company Act of 1940 as an open-end diversified management investment company. American Century VP International (the Fund) is one of the six series of funds issued by the Corporation. The Fund's investment objective is capital growth. The Fund seeks to achieve its investment objective by investing primarily in an internationally diversified portfolio of equity securities that are considered by management to have prospects for appreciation. The Fund will invest primarily in securities of issuers located in developed markets. The following significant accounting policies are in accordance with generally accepted accounting principles.

     SECURITY VALUATIONS--Portfolio securities traded primarily on a principal securities exchange are valued at the last reported sales price, or the mean of the latest bid and asked prices where no last sales price is available. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices or, in the case of certain foreign securities, at the last reported sales price, depending on local convention or regulation. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Directors.

     SECURITY TRANSACTIONS--Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

     INVESTMENT INCOME--Dividend income less foreign taxes withheld (if any) is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

     FOREIGN CURRENCY TRANSACTIONS--The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

     Net realized foreign currency exchange gains or losses arise from sales of portfolio securities, sales of foreign currencies, and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign currency exchange gains or losses arise from changes in the value of portfolio securities and other assets and liabilities resulting from changes in the exchange rates.

     Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of portfolio securities are a component of realized gain (loss) on foreign currency transactions and unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively.

     FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS--The Fund may enter into forward foreign currency exchange contracts for the purpose of settling specific purchases or sales of securities denominated in a foreign currency or to hedge the Fund's exposure to foreign currency exchange rate fluctuations. When required, the Fund will segregate assets in an amount sufficient to cover its obligations under the hedge contracts. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined daily using prevailing exchange rates. Forward contracts involve elements of market risk in excess of the amount reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses may arise if the counterparties do not perform under the contract terms.

     REPURCHASE AGREEMENTS--The Fund may enter into repurchase agreements with institutions that the Fund's investment manager, American Century Investment Management, Inc. (ACIM), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The Fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the Fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the Fund under each repurchase agreement.

     JOINT TRADING ACCOUNT--Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, each Fund, along with other registered investment companies having management agreements with ACIM, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.


16        1-800-345-3533


Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)

DECEMBER 31, 1998

     INCOME TAX STATUS--It is the policy of the Fund to distribute all taxable income and capital gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

     DISTRIBUTIONS TO SHAREHOLDERS--Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized gains are declared and paid annually.

     The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences are primarily due to differing treatments for foreign currency transactions and wash sales and may result in reclassification among certain capital accounts.

     At December 31, 1998, VP International had accumulated net realized capital loss carryovers for federal income tax purposes of $18,962,528 (expiring in 2006) which may be used to offset future taxable gains.

     ADDITIONAL INFORMATION--Funds Distributor, Inc. (FDI) is the Corporation's distributor. Certain officers of FDI are also officers of the Corporation.

--------------------------------------------------------------------------------
2. TRANSACTIONS WITH RELATED PARTIES

     The shareholders of the Corporation approved a new Management Agreement with ACIM on November 16, 1998, effective November 17, 1998. The Agreement provides the Fund with investment advisory and management services in exchange for a single, unified fee. The Agreement provides that all expenses of the Fund, except brokerage commissions, taxes, interest, expenses of those directors who are not considered "interested persons" as defined in the Investment Company Act of 1940 (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed daily and paid monthly based on the Fund's average daily closing net assets during the previous month. The annualized fee schedule for the Fund is as follows:

     1.50% on the first $250 million
     1.20% on the next $250 million
     1.10% thereafter

     Prior to November 17, 1998, the annual management fee for the Fund was 1.50%.

     ACIM voluntarily waived a portion of the Fund's management fees for the period October 1, 1998 to November 16, 1998 to reflect the new management fee agreement.

     Certain officers and directors of the Corporation are also officers and/or directors, and, as a group, controlling stockholders of American Century Companies, Inc., the parent of the Corporation's investment manager, ACIM, and the Corporation's transfer agent, American Century Services Corporation.

--------------------------------------------------------------------------------
3. INVESTMENT TRANSACTIONS

     Purchases and sales of investment securities, excluding short-term investments, totaled $762,320,218 and $598,157,966, respectively. On December 31, 1998, accumulated net unrealized appreciation on investments was $81,189,173, based on the aggregate cost of investments for federal income tax purposes of $352,144,863, which consisted of unrealized appreciation of $84,612,591, and unrealized depreciation of $3,423,418.

--------------------------------------------------------------------------------
4. BANK LOANS

     Effective December 18, 1998, the Fund, along with certain other funds managed by ACIM entered into an unsecured $570,000,000 bank line of credit agreement with Chase Manhattan. Borrowings under the agreement bear interest at the Federal Funds rate plus 0.40%.

     The Fund may borrow money for temporary or emergency purposes to fund shareholder redemptions. The Fund did not borrow from the line during the period ended December 31, 1998.


                                              www.americancentury.com        17


VP International--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED DECEMBER 31 (EXCEPT AS NOTED)

                                   1998             1997          1996            1995         1994(1)
PER-SHARE DATA

Net Asset Value,
Beginning of Period ......... $      6.84      $      5.96   $      5.33     $      4.75    $      5.00
                              -----------      -----------   -----------     -----------    -----------

Income From
Investment Operations

  Net Investment
  Income (Loss) .............        0.02            (0.02)         0.02(2)         0.03(2)        --

  Net Realized and
Unrealized Gain (Loss)
on Investment Transactions ..        1.24             1.11          0.74            0.55          (0.25)
                              -----------      -----------   -----------     -----------    -----------
  Total From
  Investment Operations .....        1.26             1.09          0.76            0.58          (0.25)
                              -----------      -----------   -----------     -----------    -----------

Distributions

  From Net
  Investment Income .........       (0.04)           (0.06)        (0.03)           --             --

  In Excess of Net
  Investment Income .........        --              (0.01)        (0.07)           --             --

  From Net Realized
  Gains on Investment
  Transactions ..............       (0.36)           (0.14)        (0.03)           --             --

  In Excess of Net
  Realized Gains ............       (0.08)            --            --              --             --
                              -----------      -----------   -----------     -----------    -----------
  Total Distributions .......       (0.48)           (0.21)        (0.13)           --             --
                              -----------      -----------   -----------     -----------    -----------
Net Asset Value,
End of Period ............... $      7.62      $      6.84   $      5.96     $      5.33    $      4.75
                              ===========      ===========   ===========     ===========    ===========

  Total Return(3) ...........       18.76%           18.63%        14.41%          12.21%         (5.00)

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating
Expenses to
Average Net Assets ..........        1.47%(4)         1.50%         1.50%           1.50%          1.50%(5)

Ratio of Net
Investment Income
(Loss) to Average
Net Assets ..................        0.25%(4)        (0.08)%        0.31%           0.70%    (0.11)%(5)

Portfolio Turnover Rate .....         181%             173%          154%            214%           157%

Net Assets,
End of Period
(in thousands) .............. $   418,962      $   216,523   $   101,335     $    51,609    $    17,993

(1) May 1, 1994 (inception) through December 31, 1994.

(2) Computed using average shares outstanding throughout the period.

(3) Total  return   assumes   reinvestment   of  dividends   and  capital  gains
    distributions, if any. Total returns for periods less than one year are not annualized.

(4) ACIM has voluntarily waived a portion of its management fee from October 1, 1998 through November 16, 1998. In absence of the waiver, the annualized ratio of operating expenses to average net assets and annualized ratio of net investment income to average net assets would have been 1.48% and 0.24% for the year ended December 31, 1998.

(5) Annualized.

--------------------------------------------------------------------------------
UNDERSTANDNG THE FINANCIAL HIGHLIGHTS--This statement itemizes current period activity and statistics and provides comparison data for the last five fiscal years (or less, if the fund is not five years old).

On a per-share basis, it includes:

* share price at the beginning of the period

* investment income and capital gains or losses

* income and capital gains distributions paid to shareholders

* share price at the end of the period

It also includes some key statistics for the period:

* total return--the overall percentage return of the fund, assuming reinvestment of all distributions

* expense ratio--operating expenses, expressed as a percentage of average net assets

* net income ratio--net investment income as a percentage of average net assets

* portfolio turnover--the percentage of the portfolio that was replaced during the period

                                              See Notes to Financial Statements


18        1-800-345-3533


Independent Auditors' Report
--------------------------------------------------------------------------------

The Board of Directors and Shareholders,
American Century Variable Portfolios, Inc:

   We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of American Century VP International (the "Fund"), one of the funds comprising American Century Variable Portfolios, Inc., as of December 31, 1998, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five periods in the period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1998 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of American Century VP International as of December 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Kansas City, Missouri
February 5, 1999


                                              www.americancentury.com        19


Proxy Voting Results
--------------------------------------------------------------------------------

     An annual meeting of shareholders was held on November 16, 1998, to vote on the following proposals. All of the proposals received the required majority of votes and were adopted.

     A summary of voting results is listed below each proposal.

PROPOSAL 1:

     To elect a Board of Directors of nine members to hold office for the ensuing year or until their successors are elected and qualified.

     James E. Stowers, Jr.
     For:                             50,945,085
     Withheld:                           249,816

     James E. Stowers III
     For:                             50,969,553
     Withheld:                           225,348

     Thomas A. Brown
     For:                             51,111,156
     Withheld:                            83,745

     Robert W. Doering, M.D.
     For:                             51,022,561
     Withheld:                           172,340

     Andrea C. Hall, Ph.D.
     For:                             51,096,502
     Withheld:                            98,399

     D.D. (Del) Hock
     For:                             51,113,697
     Withheld:                            81,204

     Donald H. Pratt
     For:                             51,117,269
     Withheld:                            77,632

     Lloyd T. Silver, Jr.
     For:                             50,949,012
     Withheld:                           245,889

     M. Jeannine Strandjord
     For:                             51,053,246
     Withheld:                           141,655

PROPOSAL 2:

     To approve a Management Agreement with American Century Investment Management, Inc.

     For:                             47,953,337
     Against:                            793,348
     Abstain:                          2,448,216

PROPOSAL 3:

     To approve the selection by the Board of Directors of Deloitte & Touche LLP as independent auditors for the Corporation.

     For:                             48,776,212
     Against:                            355,019
     Abstain:                          2,063,670

PROPOSAL 4:

     To approve the adoption of standardized investment limitations for the following items:


* Eliminate the fundamental investment limitation concerning diversification of investments.

     For:                             46,536,684
     Against:                          1,504,431
     Abstain:                          3,153,786

* Amend the fundamental investment limitation concerning the issuance of senior securities.

     For:                             46,502,817
     Against:                          1,538,298
     Abstain:                          3,153,786

* Amend the fundamental investment limitation concerning borrowing.

     For:                             46,485,333
     Against:                          1,555,783
     Abstain:                          3,153,786

1-800-345-3533

Proxy Voting Results
--------------------------------------------------------------------------------

* Amend the fundamental investment limitation concerning lending.

     For:                             46,459,386
     Against:                          1,581,729
     Abstain:                          3,153,786

* Amend the fundamental investment limitation concerning investing for control and concentration of investments in a particular industry.

     For:                             46,533,488
     Against:                          1,507,627
     Abstain:                          3,153,786

* Eliminate the fundamental investment limitation regarding investments in illiquid securities.

     For:                             46,508,451
     Against:                          1,532,664
     Abstain:                          3,153,786

* Eliminate the fundamental limitation concerning investment in other investment companies.

     For:                             46,517,795
     Against:                          1,523,320
     Abstain:                          3,153,786

* Amend the fundamental investment limitation concerning investments in real estate.

     For:                             46,513,725
     Against:                          1,527,390
     Abstain:                          3,153,786

* Amend the fundamental investment limitation concerning underwriting.

     For:                             46,511,824
     Against:                          1,529,291
     Abstain:                          3,153,786

* Amend the fundamental investment limitation concerning commodities.

     For:                             46,514,415
     Against:                          1,526,670
     Abstain:                          3,153,786

* Eliminate the fundamental limitation concerning investments in issuers with less than three years of continuous operations.

     For:                             46,489,340
     Against:                          1,551,775
     Abstain:                          3,153,786

*    Eliminate  the  fundamental   limitation  concerning  short  sales,  margin
     purchases, and options.

     For:                             46,487,062
     Against:                          1,554,053
     Abstain:                          3,153,786


                                              www.americancentury.com        21


Background Information
--------------------------------------------------------------------------------
INVESTMENT PHILOSOPHY  AND POLICIES

     The philosophy behind American Century's Variable Portfolios funds focuses on three important principles. Chiefly, the funds seek to own successful companies, which we define as those whose earnings and revenues are growing at accelerating rates. In addition, we attempt to keep the funds fully invested, regardless of short-term market activity. Experience has shown that market gains can occur in unpredictable spurts and that missing even some of these opportunities may significantly limit potential for gain. Finally, American Century Variable Portfolios funds are managed by teams, rather than by one "star" manager. We believe this enables us to make better, more consistent management decisions.

     VP INTERNATIONAL'S investment objective is capital growth. The fund invests primarily in the equity securities of foreign companies that exhibit accelerating earnings growth. It favors companies based in developed markets. It will typically have significant share price fluctuations.

     International   investing   involves  special  risks  including   political
instability and economic risk.

HOW CURRENCY RETURNS AFFECT  FUND PERFORMANCE

     For U.S. investors, the total return from international stocks includes the effects of currency fluctuations -- the movement of international currency values in relation to the value of the U.S. dollar. Currency exchange rates come into play when international stock income, gains and losses are converted into U.S. dollars.

     Changing currency values may have a significant impact on the total returns of international stock funds. The value of the foreign investments held by international stock funds may be reduced or increased by changes in currency exchange rates. The U.S. dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated. This tended to be the case in 1997, when the dollar increased in value against most major foreign currencies. (The weakened foreign currencies bought fewer dollars.) Conversely, the U.S. dollar value of a foreign security tends to increase when the value of the dollar falls against the foreign currency. (The stronger foreign currency buys more dollars.) In addition, the value of fund assets may be affected by losses and other expenses incurred in converting between U.S. dollars and various currencies in order to purchase and sell foreign securities. Currency restrictions, exchange control regulations, currency devaluations and political developments may also affect net asset value.

COMPARATIVE INDICES

     The following indices are used in the report to serve as fund performance comparisons. They are not investment products available for purchase.

     The S&P 500 is a capitalization-weighted index of the stocks of 500 publicly traded U.S. companies that are considered to be leading firms in dominant industries. Created by Standard & Poor's Corporation, the index is viewed as a broad measure of U.S. stock market performance.

     MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) has developed several indices that measure the performance of foreign stock markets. The best known is the EUROPE, AUSTRALASIA, FAR EAST INDEX (EAFE), which is a widely followed group of stocks from 20 countries. Within this index are two narrower indices. The MSCI EUROPE measures stock performance in 14 European countries. The MSCI FAR EAST measures stock performance in Japan, Hong Kong, Malaysia and Singapore.

[left margin]

PORTFOLIO MANAGERS
VP INTERNATIONAL
     HENRIK STRABO
     MARK KOPINSKI


22        1-800-345-3533


Glossary
--------------------------------------------------------------------------------

RETURNS

* TOTAL RETURN figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.

* AVERAGE ANNUAL RETURNS illustrate the annually compounded returns that would have produced the fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as fiscal year-by-year results. For fiscal year-by-year total returns, please refer to the "Financial Highlights" on page 18.

INVESTMENT TERMS

* MEDIAN MARKET CAPITALIZATION-- Market capitalization (market cap) is the total value of a company's stock and is calculated by multiplying the number of outstanding common shares by the current share price. The company whose market cap is in the middle of the portfolio is the median market cap. Half the companies in the portfolio have values greater than the median, and half have values that are less. If there is an even number of companies, then the median is the average of the two companies in the middle.

* NUMBER OF COMPANIES-- the number of different companies held by a fund on a given date.

* PORTFOLIO TURNOVER-- the percentage of a fund's investment portfolio that is replaced during a given time period, usually a year. Actively managed portfolios tend to have higher turnover than passively managed portfolios such as index funds.

TYPES OF STOCKS

* CYCLICAL STOCKS-- generally considered to be stocks whose price and earnings fluctuations tend to follow the ups and downs of the business cycle. Examples include the stocks of automobile manufacturers, steel producers and textile operators.

* GROWTH STOCKS-- stocks of companies that have experienced above-average earnings growth and are expected to continue such growth. These stocks often sell at high P/E ratios. Examples can include the stocks of high-tech, healthcare and consumer staple companies.

* LARGE-CAPITALIZATION ("LARGE-CAP") STOCKS-- generally considered to be stocks of companies with a market capitalization (the total value of a company's outstanding stock) of more than $5 billion. These tend to be the stocks that make up the Dow Jones Industrial Average and the S&P 500.

* MEDIUM-CAPITALIZATION ("MID-CAP") STOCKS--generally considered to be stocks of companies with a market capitalization (the total value of a company's outstanding stock) of between $1 billion and $5 billion. These tend to be the stocks that make up the S&P 400.

* SMALL-CAPITALIZATION ("SMALL-CAP") STOCKS-- generally considered to be stocks of companies with a market capitalization (the total value of a company's outstanding stock) of less than $1 billion. These tend to be the stocks that make up the Russell 2000 Index.


                                               www.americancentury.com        23


Notes
--------------------------------------------------------------------------------


24        1-800-345-3533


AMERICAN CENTURY FUNDS
-------------------------------------------------------------------------------

BENHAM GROUP(reg.sm)

TAXABLE BOND FUNDS

U.S. TREASURY & GOVERNMENT
       Short-Term Treasury
       Short-Term Government
       GNMA
       Intermediate-Term Treasury
       Long-Term Treasury
       Inflation-Adjusted Treasury
       Target Maturities Trust: 2000
       Target Maturities Trust: 2005
       Target Maturities Trust: 2010
       Target Maturities Trust: 2015
       Target Maturities Trust: 2020
       Target Maturities Trust: 2025

CORPORATE & DIVERSIFIED
       Limited-Term Bond
       Intermediate-Term Bond
       Bond
       Premium Bond
       High-Yield Bond

INTERNATIONAL
       International Bond

TAX-FREE & MUNICIPAL BOND FUNDS

MULTIPLE-STATE
       Limited-Term Tax-Free
       Intermediate-Term Tax-Free
       Long-Term Tax-Free
       High-Yield Municipal

SINGLE-STATE
       Arizona Intermediate-Term Municipal
       California High-Yield Municipal
       California Insured Tax-Free
       California Intermediate-Term Tax-Free
       California Limited-Term Tax-Free
       California Long-Term Tax-Free
       Florida Intermediate-Term Municipal

MONEY MARKET FUNDS

TAXABLE
       Capital Preservation
       Government Agency Money Market
       Premium Capital Reserve
       Premium Government Reserve
       Prime Money Market

TAX-FREE & MUNICIPAL
       California Municipal Money Market
       California Tax-Free Money Market
       Florida Municipal Money Market
       Tax-Free Money Market

AMERICAN CENTURY(reg.sm) GROUP

ASSET ALLOCATION
       Strategic Allocation: Conservative
       Strategic Allocation: Moderate
       Strategic Allocation: Aggressive

BALANCED
       Balanced

CONSERVATIVE EQUITY
       Income and Growth
       Equity Income
       Value
       Equity Growth

SPECIALTY
       Utilities
       Real Estate
       Global Natural Resources
       Global Gold

SMALL CAP
       Small Cap Quantitative
       Small Cap Value

TWENTIETH CENTURY GROUP

GROWTH
       Select
       Heritage
       Growth
       Ultra

AGGRESSIVE GROWTH
       Vista
       Giftrust
       New Opportunities

INTERNATIONAL GROWTH
       International Growth
       International Discovery
       Emerging Markets

GLOBAL
       Global Growth

Please call for a prospectus or profile on any American Century fund. These documents contain important information including charges and expenses, and you should read them carefully before you invest or send money.

[american century logo(reg.sm)]
American
Century

P.O. BOX 419385
KANSAS CITY, MISSOURI
64141-6385

INVESTOR SERVICES:
1-800-345-3533

AUTOMATED INFORMATION LINE:
1-800-345-8765

TELECOMMUNICATIONS DEVICE FOR THE DEAF:
1-800-345-1833

FAX: 816-340-4360

INTERNET: WWW.AMERICANCENTURY.COM


AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.


INVESTMENT MANAGER
AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.
KANSAS CITY, MISSOURI

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

FUNDS DISTRIBUTOR, INC.

(c) 1999 AMERICAN CENTURY SERVICES CORPORATION


American Century Investments                                           BULK RATE
P.O. Box 419385                                                U.S. POSTAGE PAID
Kansas City, MO 64141-6385                                      AMERICAN CENTURY
www.americancentury.com                                                COMPANIES

9902                                                     Funds Distributor, Inc.
SH-BKT-15058                       (c)1999 American Century Services Corporation

[Front Cover]                                                  DECEMBER 31, 1998

ANNUAL REPORT

AMERICAN CENTURY
VARIABLE PORTFOLIOS

                              [graphic of stairs]

VARIABLE INSURANCE FUNDS

VP CAPITAL APPRECIATION

                                                  [american century logo(reg.sm)
                                                                        American
                                                                         Century

[inside front cover]

VARIABLE PORTFOLIOS
VP CAPITAL APPRECIATION


Our Message to You
--------------------------------------------------------------------------------


[photo of James E. Stowers III, and James E. Stowers, Jr.]
James E. Stowers III, seated, with James E. Stowers, Jr.

     This report covers an investment year filled with sharp contrasts. Many popular market averages set records earlier in the year, lifted by a healthy economy, low inflation, and widespread market optimism, then tumbled dramatically as the outlook for the U.S. economy and for corporate earnings turned pessimistic almost overnight. The mood swing in market psychology seemed especially sharp after the gains over the last several years--gains that were interrupted by relatively few, and very shallow, downdrafts.

     Often forgotten in the earlier, heady atmosphere was the wide performance disparity at work in the market. Large stocks outperformed midsize stocks. In addition, the very largest stocks in each sector outperformed the smaller stocks in that sector by a wide margin. For example, the largest midsize stocks outperformed smaller midsize stocks. The same was true of large stocks. This made for a very narrow market until October, when small and midsize stocks rallied sharply and the equity markets began a broad recovery.

     Given the gains of the last several years and the low market volatility, it is understandable that many investors--especially those who are new to the stock market--might find the wide market price fluctuations we've seen in 1998 fairly stressful. In our experience, these swings are an inevitable, even necessary, part of the investment process. They often set the stage for further advances-- which, in fact, we saw in late November. But whatever the market's direction, it does not pay to get caught up in its excesses, whether overly optimistic or overly pessimistic. If you have an investment plan, try to stay with it. If you don't have a plan, this might be a good time to develop one.

     Turning to the corporate front, it is our pleasure to announce that Jim Stowers III is now overseeing the management teams of our domestic growth funds, including VP Capital Appreciation. In his new role, Jim will work directly with the equity teams that run the funds' day-to-day operations. This change is yet another important step in our ongoing effort to bring all our funds' performance up to shareholders' expectations.

     Along with his new duties, Jim will remain American Century's Chief Executive Officer.

     We appreciate your confidence in American Century. Please share with us our belief that "The Best is Yet to Be."

Sincerely,

/s/ James E. Stowers, Jr.                             /s/ James E. Stowers III
James E. Stowers, Jr.                                    James E. Stowers III
Chairman of the Board and Founder                        Chief Executive Officer

[Right Margin]

             Table of Contents

   Report Highlights ..........  2
   Market Perspective .........  3
VP CAPITAL APPRECIATION
   Performance Information ....  5
   Management Q&A .............  6
   Portfolio at a Glance ......  6
   Top Ten Holdings ...........  7
   Top Five Industries ........  7
   Types of Investments .......  8
   Schedule of Investments ....  9
   Financial Highlights ....... 17
FINANCIAL STATEMENTS
   Statement of Assets and
   Liabilities ................ 12
   Statement of Operations .... 13
   Statements of Changes
   in Net Assets .............. 14
   Notes to Financial
   Statements ................. 15
   Independent Auditors'
   Report ..................... 18
   Proxy Voting Results ....... 19
OTHER INFORMATION
   Background Information
      Investment Philosophy and
   Policies ................... 21
      Comparative Indices ..... 21
      Portfolio Managers ...... 21
   Glossary ................... 22


                                              www.americancentury.com      1


Report Highlights
--------------------------------------------------------------------------------

MARKET PERSPECTIVE

o The year saw an abrupt change in market psychology. After gaining 16.30% from January 1 to July 31, the Standard & Poor's 500 Index lost 14.56% during August as fear returned to the marketplace. The decline accelerated into early October, as investors became concerned that the economic and financial problems in Southeast Asia, Russia and Brazil might affect corporate earnings in the U.S.

o Size mattered. Investors sought safety in the bluest of blue-chip stocks. A case in point: Through September 30, 1998, fewer than 20 of the largest stocks in the S&P 500 were responsible for almost 100% of the index's performance.

o In general, while there is turmoil in many world markets, economic, political and financial conditions in the United States are quite favorable for corporate America and common stock investors.

o On a global basis, we have overcapacity in many markets, particularly in commodities such as basic foodstuffs, steel, petrochemicals and energy. This situation has eliminated pricing flexibility in the marketplace and thus pressured corporate earnings, but has also contributed to the lowest inflation in three decades.

o We've been in a relatively narrow stock market rally for several years, one which has seen the prices of large companies bid up to historic levels. As a result, stock prices of midsize and smaller firms are the most attractive they've been in years.

MANAGEMENT Q&A

o VP Capital Appreciation declined 2.16% over the year ended December 31, 1998. Its benchmark, the S&P MidCap 400, gained 19.11%.

o   The fund's return was hampered by an extremely  volatile market that clearly
    favored  large-cap  companies.   Investors  sought  safety  amid  continuing
    economic and financial turmoil in the Far East, Russia and Latin America.

o A new team, led by portfolio managers Harold Bradley and Linda Peterson, was assigned to the fund in April. A significant restructuring of the portfolio followed, as evidenced by the fact that nine of the top-10 performing stocks in VP Capital Appreciation were purchased in 1998.

o The fund's holdings in computer software companies proved to be disappointing over the second half of the year as businesses began delaying software upgrades to focus on Year 2000 compliance. Broadcast and media stocks also suffered as the specter of a slowing economy led advertisers to lower spending.

o Medium-sized drug companies contributed to performance, as did manufacturers of telecommunications equipment used in Internet-related services. The investment team also expanded the fund's holdings in companies involved in highway construction, which appear positioned for growth as a result of increased federal highway spending.

[Left Margin]

          VP CAPITAL APPRECIATION

TOTAL RETURNS:                AS OF 12/31/98
    6 Months                     -3.01%*
    1 Year                       -2.16%
NET ASSETS:                  $448.7 million
INCEPTION DATE:                 11/20/87

*Not annualized

Investment terms are defined in the Glossary on page 22.


1-800-345-3533     2

Market Perspective from Robert C. Puff, Jr.
--------------------------------------------------------------------------------

[Photo of Robert C. Puff, Jr.]
Robert C. Puff, Jr., Chief Investment Officer of American Century Investment

Management

MARKET PSYCHOLOGY: FEAR AND GREED

     Sometimes a little pain can go a long way. This was certainly the case in 1998, when we witnessed an abrupt change in market psychology. Financial markets are motivated by fear and greed, and during the '90s, greed has enjoyed a long run. In mid-July, after the S&P 500 peaked, fear returned to the stock market. Its entrance was dramatic but not terribly surprising. Market declines are a normal part of the investment process. Although they have been notably absent in the 1990s, in prior decades, moderate corrections of 10% happened about once a year and more severe corrections of up to 15% occurred about once every two years. A correction in the 20% range occurred roughly every three to four years. On a historical basis, a correction was overdue.

     The decline in the S&P 500 accelerated into early October, propelled by an increasingly restrained outlook for corporate earnings, apprehension about further economic and political deterioration in Southeast Asia, Russia, and Brazil and stubbornly elevated short-term interest rates in the United States. Serious talk of a U.S. recession also surfaced.

     Money that had been earmarked for stocks instead sought a safe haven in U.S. Treasurys and a few popular megastocks. Banks pulled back from lending, and professional investors were shaken by the problems at a large, well-known hedge fund. While many of the pros panicked, individual investors generally stayed the course, used the decline as a buying opportunity, and were rewarded when the market staged a broad recovery that lasted into year end.

ONCE AGAIN, SIZE MATTERED

     August saw a decline of 14.56% in the S&P 500 Index. Especially disturbing, at least psychologically, was the sell-off in the handful of blue-chip stocks that had accounted for much of the S&P 500's performance during the last several years. In general, the returns of larger stocks have been very impressive compared with small and midsize stocks. From January 1994 through October 1998, large stocks outperformed smaller stocks 14 out of 19 calendar quarters. However, closer analysis revealed that the strong performance of a relatively limited number of blue-chip and midsize companies masked the price deterioration of the vast majority of the other 9,000 stocks traded in the United States. For example, through September 30 of this year, fewer than 20 of the largest stocks in the S&P 500 Index were responsible for almost 100% of the index's performance. Fortunately, the fourth-quarter rally had a broader focus and helped many small and midsize stocks.

A GOOD PLACE TO WORK  AND INVEST

     As the chart on page 4 illustrates, U.S. stock returns since 1990 have been unusually robust, even with the recession of 1990-1991. The S&P 500's average annual return

[Right Margin]

"The United States is a pretty good place to be. We have a sound economy, a stable government, a generally reasonable regulatory environment, and a culture that values creativity and entrepreneurialism."

MARKET RETURNS
FOR THE YEAR ENDED DECEMBER 31, 1998
S&P 500            28.68%
S&P MIDCAP 400     19.11%

RUSSELL 2000       -2.55%
Source: Lipper Analytical Services, Inc.

These  indices   represent  the  performance  of  large-,   medium-  and  small-
capitalization stocks.

[mountain chart-data below]

MARKET PERFORMANCE (GROWTH OF $1.00)
FOR THE YEAR ENDED DECEMBER 31, 1998

S&P 500     S&P MidCap 400      Russell 2000
12/31/89     $1.00         $1.00             $1.00
12/31/90     $0.97         $0.95             $0.81
12/31/91     $1.26         $1.42             $1.18
12/31/92     $1.36         $1.59             $1.39
12/31/93     $1.50         $1.82             $1.66
12/31/94     $1.52         $1.75             $1.63
12/31/95     $2.08         $2.29             $2.09
12/31/96     $2.56         $2.73             $2.43
12/31/97     $3.41         $3.61             $2.98
12/31/98     $4.39         $4.31             $2.90

Value on 12/31/98
S&P 500            $1.29
S&P Midcap 400     $1.18
Russell 2000       $0.97


                                                  www.americancentury.com      3


Market Perspective from Robert C. Puff, Jr.
---------------------------------------------------------------------------
                                                                    (Continued)

from January 1, 1990, to December 31, 1998, was 17.86%, well above its historical average of roughly 11%. Midsize and smaller stocks posted respectable gains during the same period.

     The fact is, the United States is a pretty good place to be. We have a sound economy, a stable government, a generally reasonable regulatory environment, and a culture that values creativity and entrepreneurialism. The recent national elections suggest that our political attitudes remain solidly practical and centrist. Our corporate sector is strong and relatively lean. Many businesses have streamlined operations and enhanced productivity via increasingly powerful--and less expensive--technology. Economist Adam Smith's "invisible hand" continues to be active in getting businesses to prune, manage costs, and move toward greater efficiencies. Overall, it is a rich, dynamic process.

     The Federal Reserve has done a good job, too. It has kept interest rates stable, but has been reasonable and flexible in its approach, lowering rates three times this fall (its first such moves since 1995) to help stimulate the economy.

A DIFFERENT PHASE OF GROWTH

     We are probably now in a different, more moderate phase of the economic cycle. There appears to be too much of almost everything in the global marketplace. As an example, the global production capacity for automobiles is estimated to be roughly 28-29 million per year, or about 50% higher than demand. Much the same is true for other key commodities, including basic foodstuffs, steel, petrochemicals, and energy. Overcapacity and global competition have eliminated pricing flexibility from the marketplace, and have contributed to the lowest inflation in more than 30 years. Lower interest rates may help the situation, but it's doubtful they will have much impact on demand, at least right away. Many consumers already have all they need; lower rates won't necessarily induce them to buy more.

     At some point, overcapacity will dissipate as many of the world's economies begin to grow again. There are already signs of a more responsible approach to the Japanese banking and economic crises. But in the current environment, we feel deflation remains a threat, and countries--including our own--may be tempted to fall into the trap of protectionism. U.S. manufacturers have already petitioned for tariffs to counteract the dumping of steel and wheat by foreign producers. Trade with Asia is largely one-way; ships arrive full at our ports but travel empty on the return trip.

MID-CAP STOCKS: GROWTH IS INEXPENSIVE

     We have been in a relatively narrow market for the last few years. Should the broad year-end market rally continue, and reward stocks for their earnings strength and not simply for their size, we believe the earnings acceleration discipline will do well. By a number of measures, including price-earnings ratios, growth in the midsized sector is as inexpensive (with a few exceptions) as it has been in decades. As always, marginal companies will continue to have problems. However, those midsize firms that have built solid positions in their markets, and that have deep enough pockets to get past the rough spots, could be today's bargains and tomorrow's winners.

[Left Margin]

"We have been in a relatively narrow market for the last few years. Should the broad year-end market rally continue, and reward stocks for their earnings strength and not simply for their size, we believe the earnings acceleration discipline will do well."

[mountain chart-data below]

MARKET PERFORMANCE (GROWTH OF $1.00)
FOR THE NINE YEARS ENDED DECEMBER 31, 1998

S&P 500   S&P MidCap 400   Russell
12/31/89       $1.00      $1.00          $1.00
12/31/90       $0.97      $0.95          $0.81
12/31/91       $1.26      $1.42          $1.18
12/31/92       $1.36      $1.59          $1.39
12/31/93       $1.50      $1.82          $1.66
12/31/94       $1.52      $1.75          $1.63
12/31/95       $2.08      $2.29          $2.09
12/31/96       $2.56      $2.73          $2.43
12/31/97       $3.41      $3.61          $2.98
YTD 1998       $3.91      $3.66          $2.59

Value on 12/31/98
S&P 500            $4.39
S&P Midcap 400     $4.31
Russell 2000       $2.90


4     1-800-345-3533


VP Capital Appreciation -- Performance
----------------------------------------------------------------------------


TOTAL RETURNS AS OF DECEMBER 31, 1998

                   VP CAPITAL       S&P MIDCAP                     S&P MIDCAP
                  APPRECIATION       400 INDEX      S&P 500     400/BARRA GROWTH
6 MONTHS(1) ......   -3.01%           9.65%           9.37%         20.45%
1 YEAR ...........   -2.16%          19.11%          28.68%         34.86%
AVERAGE ANNUAL RETURNS
3 YEARS ..........   -3.24%          23.37%          28.17%         27.67%
5 YEARS ..........    3.25%          18.84%          24.05%         19.77%
10 YEARS .........    8.70%          19.29%          19.17%           N/A
LIFE OF FUND(2) ..    8.25%          20.08%(3)       19.04%           N/A

(1) Returns for periods less than one year are not annualized.

(2) The Fund's inception date was 11/20/87.

(3) Return from 11/30/87, the date nearest the fund's inception for which data are available. See pages 21 and 22 for information about the indices and returns.

The chart at left shows the growth of a $10,000 investment over 10 years, while the chart below shows year-by-year performance. The indices are provided for comparison in each chart. Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. VP Capital Appreciation's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

[mountain chart-data below]

GROWTH OF $10,000 OVER 10 YEARS

Value as of 12/31/98

VP Capital Appreciation      $23,030
S&P MidCap 400 Index         $57,941
S&P 500 Index                $57,786

                VP Capital        S&P MidCap       S&P 500
             Appreciation 400       Index           Index
12/31/88         $10,000            $10,000       $10,000
12/31/89         $12,872            $13,555       $13,159
12/31/90         $12,711            $12,861       $12,750
12/31/91         $18,035            $19,304       $16,617
12/31/92         $17,793            $21,603       $17,881
12/31/93         $19,627            $24,617       $19,675
12/31/94         $19,398            $23,736       $19,942
12/31/95         $25,430            $31,082       $27,409
12/31/96         $24,332            $37,050       $33,694
12/31/97         $23,539            $48,998       $44,907
12/31/98         $23,030            $57,941       $57,786

[bar chart-data below]

ONE-YEAR RETURNS OVER 10 YEARS (PERIODS ENDING DECEMBER 31)

         VP Capital Appreciation      S&P MidCap 400 Index
12/89             28.72%                      35.55%
12/90             -1.25%                      -5.12%
12/91             41.88%                      50.10%
12/92             -1.34%                      11.91%
12/93             10.31%                      13.95%
12/94             -1.17%                      -3.58%
12/95             31.10%                      30.95%
12/96             -4.32%                      19.20%
12/97             -3.26%                      32.25%
12/98             -2.16%                      19.11%


                                                  www.americancentury.com      5


VP Capital Appreciation--Q&A
--------------------------------------------------------------------------------


[photo of Harold Bradley and Linda Peterson]
Harold Bradley and Linda Peterson, portfolio managers on the VP Capital Appreciation investment team

     An interview with Harold Bradley and Linda Peterson, portfolio managers on the VP Capital Appreciation investment team.

HOW DID VP CAPITAL APPRECIATION FUND PERFORM OVER THE PAST YEAR?

 VP Capital Appreciation lost 2.16% during the 12 months ended December 31, 1998. The historically unprecedented disparity in performance between larger and smaller stocks, combined with the market's extraordinary volatility, adversely affected the fund's performance. The S&P Midcap 400 Index gained 19.11% in 1998.

WILL YOU EXPLAIN VP CAPITAL APPRECIATION'S PERFORMANCE RELATIVE TO THE S&P MIDCAP GROWTH INDEX?

     Public benchmarks like the S&P Midcap 400 index are capitalization-weighted--meaning the largest companies have the most impact on performance. For example, America Online (AOL) was the best performing stock in the index, up an unbelievable 617% for the year. VP Capital Appreciation seeks midsized growth stocks, typically less than $5 billion in market capitalization. At $32 billion in market capitalization, AOL fits no definition of a mid-cap stock and, in fact, was recently added to the S&P 500, a large-cap index, to reflect this reality.

     Investors paid a significant premium for the presumed safety of larger companies in 1998. They worried that economic problems in Japan and in emerging markets might derail growth prospects for the U.S. economy and disproportionately hurt the earnings power of smaller companies. Ironically, many small and midsized companies nonetheless demonstrated strong earnings and revenue progression throughout the year.

WHAT WERE SOME HOLDINGS THAT HELPED DURING THE YEAR?

     Flextronics International, a Singapore-based contract manufacturer of telecommunications and networking products, was our best performing stock. The company's expanding business reflects decisions by leading telecom equipment providers to outsource significant parts of manufacturing operations.

     Forest Laboratories rose sharply in 1998 and became one of the fund's largest holdings. The company began selling Celexa, a new drug for the treatment of depression, and quickly exceeded industry expectations for early prescription sales of the drug. We think Forest may be in a position to capture a significant share of the antidepressant drug market.

     Waters Corporation, our largest holding, makes equipment used by drug makers to identify and analyze drug compounds and the relative purity of those compounds. New product cycles for generic drug manufacturers

[Left Margin]

"(Investors) worried that economic problems in Japan and in emerging markets might derail growth prospects for the U.S. economy and disproportionately hurt the earnings power of smaller companies."

PORTFOLIO AT A GLANCE

                       12/31/98          12/31/97
NO. OF COMPANIES          84                50
MEDIAN P/E RATIO         29.3              25.2
MEDIAN MARKET             3.37              2.15
CAPITALIZATION          BILLION           BILLION
PORTFOLIO TURNOVER        206%              107%

Investment terms are defined in the Glossary on page 22.

6     1-800-345-3533


VP Capital Appreciation--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

and biotechnology companies generated strong demand for this equipment.

     Our investment in the Metzler Group, a leading provider of consulting services to energy-based and other regulated industries, represents VP Capital Appreciation's focus on both growth and recurring revenue streams. Metzler generally delivers its services based on long-term contracts. Consolidation and emerging competition in the utility sector should place Metzler in a strong position to advise utility executives about cost management practices and operational efficiency.

WHAT STOCKS OR INDUSTRIES  HURT FUND PERFORMANCE THIS YEAR?

     Investments in some software companies, financial services, and energy services hurt investment performance. The technology group was battered mid-year when investors began to fear that the global economy would slow. Software companies found that customers were delaying orders as they focused resources on making sure systems were Year 2000 compliant. FileNet, one of the second quarter's best performers, sold off sharply when the company blamed an earnings shortfall on purchase deferrals by clients worried about fixing the Year 2000 "bug."

     Energy services stocks proved to be very disappointing in 1998. At the beginning of the year, we owned several offshore drilling and service companies. As the Asian economic problems spread, global demand for oil dropped precipitously and prices for oil and related products fell sharply. We saw little visible earnings growth in the group the remainder of the year after a midyear exit from those names.

     Broadcast and media stocks such as Jacor Communications and Sinclair Broadcasting also contributed negatively to performance. Surveys of company spending plans indicated that fears of a slowing economy would seriously curtail 1999 ad spending. Many broadcasters had been aggressively consolidating businesses and required a consistent and high level of advertising revenues to service their large debt. When investors became concerned about stable cash flows, they sold the stocks.

WHAT CHANGES DID YOU MAKE IN  THE PORTFOLIO DURING THE YEAR?

     The transition of the portfolio management team in March of 1998 led to a significant restructuring of the portfolio. In fact, nine of the top 10 performing stocks in VP Capital Appreciation were purchased during the year. Stocks such as Network Associates, Ascend, Intuit, and USA Networks performed strongly in the fourth quarter as investors recognized each company was uniquely positioned to benefit from surging electronic commerce activities.

     The fund also enjoyed strong performance from Biogen and Immunex, two biotechnology firms that have successfully moved drugs from the laboratory to strong product pipelines. Biogen manufactures Avonex, a leading drug for the treatment of multiple sclerosis. Immunex experienced rapid market acceptance of Enbrel, a drug used to treat rheumatoid arthritis, an ailment that often accompanies aging.

     Increased emphasis on diversification led us to build positions in companies connected with the highway construction industry. These companies are likely to benefit from a 40% increase in federal highway spending under the recently passed five-year Federal Transportation Equity Act for the 21st Century. Such firms appear positioned

TOP TEN HOLDINGS
                            % OF FUND INVESTMENTS
                             AS OF          AS OF
                           12/31/98        6/30/98
WATERS CORP.                  3.1%           2.1%
GLOBAL TELESYSTEMS
GROUP, INC.                   3.1%            --
BIOMATRIX, INC.               3.0%            --
METZLER GROUP,
INC. (THE)                    3.0%            --
GEMSTAR INTERNATIONAL
GROUP LTD.                    2.9%            --
ASTEC INDUSTRIES,
INC.                          2.7%            --
FOREST LABORATORIES,
INC.                          2.7%           1.7%
USA NETWORKS INC.             2.6             --
IMMUNEX CORP.                 2.5%            --
NETWORK ASSOCIATES
INC.                          2.5%           2.2%

TOP FIVE INDUSTRIES
                             % OF FUND INVESTMENTS
                              AS OF           AS OF
                            12/31/98         6/30/98
BROADCASTING & MEDIA          9.1%             3.7%
COMPUTER SOFTWARE
& SERVICES                    8.1%            10.6%
PHARMACEUTICALS               8.0%             7.2%
BIOTECHNOLOGY                 7.5%             0.4%
ELECTRICAL & ELECTRONIC
COMPONENTS                    5.8%             4.9%


                                                 www.americancentury.com     7


VP Capital Appreciation--Q&A
--------------------------------------------------------------------------
                                                                (Continued)

to generate strong growth with a smaller risk to earnings from any slowing of the economy. One company in particular, and one of our top 10 holdings, is Astec Industries, a small Tennessee-based maker of equipment used to strip asphalt from road beds.

Over the fourth quarter, we also redirected more investment dollars into selected technology companies. We were particularly interested in companies involved in manufacturing computer chips--a sector we had reduced during the first part of the year--amid signs that growth rates for these firms were again ramping up.

WHAT IS YOUR OUTLOOK FOR VP CAPITAL APPRECIATION?

     The last year represented an extremely unusual year for a market that both rewarded and punished stocks based on size and little else. We think that a change in market leadership to small- and mid-cap companies is probable. The philosophy here is "money follows earnings." Eventually, the market will pay for the best companies with the best earnings and revenues. We think that the most visible earnings growth and best relative prices currently exist in mid-cap stocks. That's where we plan to stay.

[Left Margin]

"The philosophy here is `money follows earnings'. Eventually, the market will pay for the best earnings and revenues. We think that the most visible earnings growth and best relative prices currently exist in mid-cap stocks. That's where we plan to stay"

TYPES OF INVESTMENTS IN  THE PORTFOLIO

AS OF DECEMBER 31, 1998
Temporary Cash Investments     1.2%
Common Stocks                 98.8%

AS OF JUNE 30, 1998
Temporary Cash Investments     2.6%
Common Stocks                 97.4%


8     1-800-345-3533



VP Capital Appreciation -- Schedule of Investments
--------------------------------------------------------------------------------

DECEMBER 31, 1998

Shares                                                               Value
--------------------------------------------------------------------------------

COMMON STOCKS-- 98.8%

AEROSPACE & DEFENSE--1.2%
                  378,400  Bombardier Inc. Cl B ORD           $      5,439,978
                                                              ------------------

AUTOMOBILES & AUTO PARTS--1.4%
                  244,600  Tower Automotive, Inc.(1)                 6,099,713
                                                              ------------------

BANKING--0.9%
                   17,800  Dexia France ORD                          2,742,528
                    2,700  M & T Bank Corporation                    1,401,131
                                                              ------------------
                                                                     4,143,659
                                                              ------------------

BIOTECHNOLOGY--7.5%
                   22,100  Biogen, Inc.(1)                           1,832,919
                  232,700  Biomatrix, Inc.(1)                       13,554,775
                  160,900  Centocor, Inc.(1)                         7,250,555
                   89,400  Immunex Corp.(1)                         11,197,350
                                                              ------------------
                                                                    33,835,599
                                                              ------------------

BROADCASTING & MEDIA--9.1%
                   96,700  Adelphia Communications
                              Corp. Cl A(1)                          4,430,069
                   99,500  Comcast Corp. Cl A                        5,724,358
                   69,500  Cox Communications, Inc. Cl A(1)          4,804,188
                  227,000  Gemstar International Group Ltd.(1)      12,988,656
                   53,100  United Video Satellite
                              Group Inc. Cl A(1)                     1,247,850
                  358,600  USA Networks Inc.(1)                     11,867,419
                                                               -----------------
                                                                    41,062,540
                                                               -----------------

BUSINESS SERVICES & SUPPLIES--4.7%
                  192,100  Mastech Corp.(1)                          5,462,844
                   63,000  MAXIMUS, Inc.(1)                          2,331,000
                  276,500  Metzler Group, Inc. (The)(1)             13,453,453
                                                               -----------------
                                                                    21,247,297
                                                               -----------------

COMMUNICATIONS EQUIPMENT--5.1%
                  112,200  3Com Corp.(1)                             5,031,469
                  150,600  ADC Telecommunications, Inc.(1)           5,214,525
                  154,800  Ascend Communications, Inc.(1)            10,182,937
                  169,000  Brightpoint, Inc.(1)                       2,307,906
                                                               -----------------
                                                                     22,736,837
                                                               -----------------

COMPUTER SOFTWARE & SERVICES--8.1%
                   62,300  Adobe Systems Inc.                         2,916,419
                   23,100  Electronic Arts Inc.(1)                    1,295,044
                   34,600  HBO & Co.                                    993,668
                  152,600  Intuit Inc.(1)                            11,063,500
                  168,746  Network Associates Inc.(1)                11,195,242
                  205,500  Novell, Inc.(1)                            3,731,109
                   98,000  Synopsys, Inc.(1)                          5,310,375
                                                               -----------------
                                                                     36,505,357
                                                               -----------------


Shares                                                                   Value
--------------------------------------------------------------------------------

CONSTRUCTION & PROPERTY
DEVELOPMENT--5.8%
                  558,840  CR                                         9,484,678
                  182,400  Granite Construction Inc.                  6,121,800
                   31,900  Lafarge SA ORD                             3,031,191
                  119,300  Martin Marietta Materials, Inc.            7,418,969
                                                               -----------------
                                                                     26,056,638
                                                               -----------------

CONTROL & MEASUREMENT--3.1%
                  161,600  Waters Corp.(1)                           14,099,600
                                                               -----------------

EDUCATION--0.6%
                   82,000  Sylvan Learning Systems, Inc.(1)           2,503,563
                                                               -----------------

ELECTRICAL &
ELECTRONIC COMPONENTS--5.8%
                   83,200  Altera Corp.(1)                            5,059,600
                  115,600  Flextronics International Ltd. ADR(        9,919,924
                   31,600  PMC-Sierra, Inc.(1)                        1,991,788
                   69,800  Vitesse Semiconductor Corp.(1)             3,180,263
                   90,900  Xilinx, Inc.(1)                            5,917,022
                                                                ----------------
                                                                    26,068,597
                                                                ----------------

ENERGY (PRODUCTION &
MARKETING)--2.6%
                  309,100  Alberta Energy Co. Ltd. ORD               6,665,555
                   50,300  Burlington Resources Inc.                 1,801,369
                   85,700  Sunoco, Inc.                              3,090,556
                                                                ----------------
                                                                    11,557,480
                                                                ----------------

ENERGY (SERVICES)
--0.7%
                  114,300  Ballard Power Systems Inc.(1)             3,132,534
                                                                ----------------

FINANCIAL SERVICES --1.5%
                   44,500  Jefferies Group, Inc.                     2,208,312
                    1,354  Julius Baer Holding AG ORD                4,498,552
                                                                ----------------
                                                                     6,706,864
                                                                ----------------

FOOD & BEVERAGE --1.3%
                  233,600  Whitman Corp.                              5,927,600
                                                                ----------------

HEALTHCARE --2.8%
                   52,800  Bausch & Lomb Inc.                         3,168,000
                  125,800  Total Renal Care Holdings, In              3,718,963
                   48,300  United HealthCare Corp.                    2,079,919
                   40,000  Wellpoint Health Networks Inc.(1)          3,480,000
                                                                ----------------
                                                                     12,446,882
                                                                ----------------

INSURANCE --3.2%
                   92,300  Reinsurance Group of
                              America, Inc. Cl A                      5,607,225
                  105,500  ReliaStar Financial Corp.                  4,866,188
                   63,500  UNUM Corp.                                 3,706,813
                                                                 ---------------
                                                                     14,180,226
                                                                 ---------------

See Notes to Financial Statements

                                                      www.americancentury.com  9


VP Capital Appreciation -- Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)

DECEMBER 31, 1998

Shares                                                                  Value
-------------------------------------------------------------------------------

LEISURE --4.1%
                  210,000  Harley-Davidson, Inc.             $       9,948,750
                  275,800  Premier Parks Inc.(1)                     8,342,950
                                                                ----------------
                                                                    18,291,700
                                                                ----------------

MACHINERY & EQUIPMENT --2.7%
                  221,600  Astec Industries, Inc.(1)                12,326,500
                                                                ----------------

METALS & MINING --2.0%
                  113,800  Barrick Gold Corp.                        2,219,100
                  179,900  Placer Dome Inc.                          2,068,850
                  111,300  Stillwater Mining Co.(1)                  4,563,300
                                                                ----------------
                                                                     8,851,250
                                                                ----------------

PHARMACEUTICALS --8.0%
                  294,000  Bergen Brunswig Corp. Cl A               10,253,250
                  228,200  Forest Laboratories, Inc.(1)             12,137,388
                   30,900  McKesson Corp.                            2,443,031
                  347,400  Mylan Laboratories Inc.                  10,943,100
                                                                ----------------
                                                                    35,776,769
                                                                ----------------

PRINTING & PUBLISHING
--0.8%
                  221,400  Ziff-Davis Inc.(1)                        3,500,888
                                                                ----------------

RAILROAD --1.2%
                   47,900  Kansas City Southern Industries, Inc.      2,356,081
                   64,900  Union Pacific Corp.                        2,924,556
                                                                ----------------
                                                                      5,280,637
                                                                ----------------

REAL ESTATE --2.1%
                  153,300  Archstone Communities Trust                3,104,325
                  294,300  Developers Diversified Realty Corp.        5,223,825
                   50,600  Liberty Property Trust                     1,246,025
                                                                ----------------
                                                                      9,574,175
                                                                ----------------

RETAIL (APPAREL) --1.1%
                  164,700  Talbots, Inc.                              5,167,463
                                                                ----------------

RETAIL (FOOD & DRUG) --0.6%
                  244,600  Food Lion, Inc. Cl A                       2,583,588
                                                                ----------------

RETAIL (GENERAL MERCHANDISE) --0.6%
                   43,900  Best Buy Co., Inc.(1)                      2,694,363
                                                                ----------------

RETAIL (SPECIALTY)
--1.3%
                   66,600  Hasbro, Inc.                               2,405,925
                   62,000  Ticketmaster Online-
                      CitySearch, Inc. Cl B(1)                        3,534,000
                                                                ----------------
                                                                      5,939,925
                                                                ----------------

TELEPHONE COMMUNICATIONS
--3.1%
                  246,500  Global TeleSystems Group, Inc.(1)         13,726,969
                                                                ----------------

Shares                                                                    Value
--------------------------------------------------------------------------------

TRANSPORTATION --1.6%
                   69,100  Airborne Freight Corp.                  $   2,491,919
                   69,900  Atlas Air, Inc.(1)                          3,420,731
                   16,400  FDX Corporation(1)                          1,459,600
                                                                 ---------------
                                                                       7,372,250
                                                                 ---------------

UTILITIES
--4.2%
                   53,100  Baltimore Gas & Electric Co.                1,639,463
                   43,000  CMS Energy Corp.                            2,082,813
                  143,800  Montana Power Co.                           8,133,688
                   87,589  NIPSCO Industries, Inc.                     2,665,990
                   51,400  SCANA Corp.                                 1,657,650
                   71,500  Utilicorp United Inc.                       2,623,156
                                                                 ---------------
                                                                      18,802,760
                                                                 ---------------

TOTAL COMMON STOCKS                                                  443,640,201
 Cost $351,405,334)                                              ---------------

 TEMPORARY CASH INVESTMENTS -- 1.2%

   Repurchase Agreement, State Street Boston Corp.,
    (U.S. Treasury obligations), in a joint trading
    account at 4.80%, dated 12/31/98,
    due 1/4/99 (Delivery value $5,202,773)                             5,200,000
                                                                 ---------------
   (Cost $5,200,000)

TOTAL INVESTMENT SECURITIES--100.0%                                 $448,840,201
                                                                 ===============
   (Cost $356,605,334)



 FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
   Contracts              Settlement                                Unrealized
    to Sell                  Date              Value                Gain (Loss)
 3,046,500 CHF             1/29/99           $2,223,145              $ 4,724
16,397,150  FRF            1/29/99            2,937,050               (20,082)
                                          --------------------------------------
                                             $5,160,195              $(15,358)
                                          ======================================
(Value on Settlement Date $5,144,837)

                                              See Notes to Financial Statements


10   1-800-345-3533


VP Capital Appreciation -- Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)

NOTES TO SCHEDULE OF INVESTMENTS

ADR = American Depositary Receipt
CHF = Swiss Franc
FRF = French Franc
ORD = Foreign Ordinary Share

(1)  Non-income producing.

--------------------------------------------------------------------------------
UNDERSTANDING THE SCHEDULE OF INVESTMENTS--This schedule shows you which investments your fund owned on the last day of the reporting period.

The schedule includes:

o a list of each investment
o the number of shares of each stock
o the market value of each investment
o the percentage of total investments in each industry
o the percent and dollar breakdown of each investment category

See Notes to Financial Statements

                                                 www.americancentury.com      11


Statement of Assets and Liabilities
--------------------------------------------------------------------------------

DECEMBER 31, 1998
ASSETS

Investment securities, at value
(identified cost of $356,605,334) (Note 3) .....................  $ 448,840,201
Cash ...........................................................        385,300
Receivable for forward foreign currency exchange contracts .....          4,724
Receivable for investments sold ................................      2,024,628
Dividends and interest receivable ..............................        303,380
                                                                  -------------
                                                                    451,558,233
                                                                  -------------
LIABILITIES
Disbursements in excess of demand deposit cash .................         48,641
Payable for investments purchased ..............................      1,266,758
Payable for forward foreign currency exchange contracts ........         20,082
Payable for capital shares redeemed ............................      1,162,027
Accrued management fees (Note 2) ...............................        358,976
Payable for directors' fees and expenses .......................            679
                                                                  -------------
                                                                      2,857,163
                                                                  -------------
Net Assets
                                                                  $ 448,701,070
                                                                  =============
CAPITAL SHARES, $0.01 PAR VALUE
Authorized .....................................................    200,000,000
                                                                  =============
Outstanding ....................................................     49,756,671
                                                                  =============

Net Asset Value Per Share ......................................  $        9.02
                                                                  =============
NET ASSETS CONSIST OF:
Capital (par value and paid-in surplus)
                                                                  $ 397,504,752
Undistributed net investment income ............................         15,357
Accumulated net realized loss from investments and foreign
currency transactions
                                                                    (41,039,082)
Net unrealized appreciation on investments and translation of
assets and liabilities in foreign currencies (Note 3) ..........     92,220,043
                                                                  -------------
                                                                  $ 448,701,070
                                                                  =============

--------------------------------------------------------------------------------
UNDERSTANDING THE STATEMENTS OF ASSETS AND LIABILITIES--This statement details what the Fund owns (assets), what it owes (liabilities), and its net assets as of the last day of the period. If you subtract what the fund owes from what it owns, you get the fund's net assets. The net assets divided by the total number of shares outstanding gives you the price of an individual share, or the net asset value per share.

NET ASSETS are also broken down by capital (money invested by shareholders); net investment income not yet paid to shareholders or net investment losses; net gains earned on investments but not yet paid to shareholders or net losses on investments (known as realized gains or losses); and finally, gains or losses on securities still owned by the fund (known as unrealized appreciation or depreciation). This breakdown tells you the value of net assets that are performance-related, such as investment gains or losses, and the value of net assets that are not related to performance, such as shareholder investments and redemptions.

                                              See Notes to Financial Statements

12     1-800-345-3533


Statement of Operations
--------------------------------------------------------------------------------

YEAR ENDED DECEMBER 31, 1998

INVESTMENT LOSS
Income:
Dividends (Net of foreign taxes withheld of $61,258) ............  $  3,146,953
Interest ........................................................     1,417,644
                                                                   ------------
                                                                      4,564,597
                                                                   ------------

Expenses (Note 2):
Management fees .................................................     4,894,589
Directors' fees and expenses ....................................         4,608
                                                                   ------------
                                                                      4,899,197
                                                                   ------------
NET INVESTMENT LOSS .............................................      (334,600)
                                                                   ------------

REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND FOREIGN CURRENCY (NOTE 3

Net realized loss on:
Investments .....................................................   (40,863,563
Foreign currency transactions ...................................      (246,146)
                                                                   ------------
                                                                    (41,109,709)
                                                                   ------------

Change in net unrealized appreciation on:

Investments .....................................................    29,986,276
Translation of assets and liabilities in foreign currencies .....       (14,824)
                                                                   ------------
                                                                     29,971,452
                                                                   ------------
Net realized and unrealized loss
on investments and foreign currency .............................   (11,138,257)
                                                                   ------------

Net Decrease in Net Assets Resulting from Operations ............  $(11,472,857)
                                                                   ============

--------------------------------------------------------------------------------
UNDERSTANDING THE STATEMENT OF OPERATIONS--This statement breaks down how the fund's net assets changed during the period as a result of the fund's operations. It tells you how much money the fund made or lost after taking into account income, fees and expenses, and investment gains or losses. It does not include shareholder transactions and distributions.

Fund OPERATIONS include:
o income earned from investments (dividend and interest)
o management fees and other expenses
o gains or losses from selling investments (known as realized gains or losses)
o gains or losses on current fund holdings (known as unrealized appreciation or depreciation)

See Notes to Financial Statements

                                                   www.americancentury.com    13


Statements of Changes in Net Assets
--------------------------------------------------------------------------------

YEARS ENDED DECEMBER 31, 1998 AND DECEMBER 31, 1997 Decrease in Net Assets

                                                                 1998              1997
OPERATIONS
Net investment loss ...................................... $    (334,600) $    (5,504,373)

Net realized gain (loss) on investments
   and foreign currency transactions .....................   (41,109,709)      70,911,491

Change in net unrealized appreciation on investments
  and translation of assets and liabilities in
  foreign currencies .....................................    29,971,452      (93,752,280)
                                                           -------------  ---------------

Net decrease in net assets resulting from operations .....   (11,472,857)     (28,345,162)
                                                           -------------  ---------------

DISTRIBUTIONS TO SHAREHOLDERS
From net realized gains on investment transactions .......   (27,508,013)     (23,310,498)
                                                           -------------  ---------------

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold ................................    89,576,218      256,265,618
Proceeds from reinvestment of distributions ..............    27,508,013       23,310,498
Payments for shares redeemed .............................  (223,100,347)    (948,087,451)
                                                           -------------  ---------------
Net decrease in net assets from capital share transactions  (106,016,116)    (668,511,335)
                                                           -------------  ---------------
Net decrease in net assets ...............................  (144,996,986)    (720,166,995)

NET ASSETS
Beginning of year ........................................   593,698,056    1,313,865,051
                                                           -------------  ---------------
End of year .............................................. $ 448,701,070  $   593,698,056
Undistributed investment income .......................... $      15,357             --

TRANSACTIONS IN SHARES OF THE FUND

Sold .....................................................     9,910,966       25,776,090
Issued in reinvestment of distributions ..................     2,859,461        2,633,955
Redeemed .................................................   (24,365,539)     (95,401,790)
                                                           -------------  ---------------
Net decrease .............................................   (11,595,112)     (66,991,745)

--------------------------------------------------------------------------------
UNDERSTANDING THE STATEMENTS OF CHANGES IN NET ASSETS--These statements show how the fund's net assets changed over the past two reporting periods. It details how much a fund grew or shrank as a result of:

o operations-a summary of the Statement of Operations from the previous page for the most recent period
o distributions-income and gains distributed to shareholders
o capital share transactions-shareholders' purchases, reinvestments, and redemptions

Net assets at the beginning of the period plus the sum of operations, distributions to shareholders and capital share transactions result in net assets at the end of the period.

                                              See Notes to Financial Statements

14     1-800-345-3533


Notes to Financial Statements
--------------------------------------------------------------------------------


DECEMBER 31, 1998

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     ORGANIZATION -- American Century Variable Portfolios, Inc., (the Corporation) is registered under the Investment Company Act of 1940 as an open-end diversified management investment company. American Century VP Capital Appreciation (the Fund) is one of the six series of funds issued by the Corporation. The Fund's investment objective is capital growth. The Fund seeks to achieve its investment objective by investing primarily in common stocks that are considered by management to have better-than-average prospects for appreciation. The following significant accounting policies are in accordance with generally accepted accounting principles.

     SECURITY VALUATIONS -- Portfolio securities traded primarily on a principal securities exchange are valued at the last reported sales price, or the mean of the latest bid and asked prices where no last sales price is available. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices or, in the case of certain foreign securities, at the last reported sales price, depending on local convention or regulation. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Directors.

     SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

     INVESTMENT INCOME -- Dividend income less foreign taxes withheld (if any) is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

     FOREIGN CURRENCY TRANSACTIONS -- The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

     Net realized foreign currency exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign currency exchange gains or losses arise from changes in the value of assets and liabilities, other than portfolio securities, resulting from changes in the exchange rates.

     Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investments are a component of realized gain (loss) on investments and unrealized appreciation (depreciation) on investments, respectively.

     FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS -- The Fund may enter into forward foreign currency exchange contracts for the purpose of settling specific purchases or sales of securities denominated in a foreign currency or to hedge the Fund's exposure to foreign currency exchange rate fluctuations. When required, the Fund will segregate assets in an amount sufficient to cover its obligations under the hedge contracts. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined daily using prevailing exchange rates. Forward contracts involve elements of risk in excess of the amount reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses may arise if the counterparties do not perform under the contract terms.

     REPURCHASE AGREEMENTS -- The Fund may enter into repurchase agreements with institutions that the Fund's investment manager, American Century Investment Management, Inc. (ACIM), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The Fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the Fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the Fund under each repurchase agreement.

     JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having management agreements with ACIM, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

     INCOME TAX STATUS -- It is the policy of the Fund to distribute all taxable income and capital gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

                                                    www.americancentury.com   15


Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)

DECEMBER 31, 1998

     DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized gains are declared and paid annually.

     At  December  31,  1998,   accuulated  net  realized  loss   carryovers  of
approimately $40,123,653 (expiring 2006) may be used to offset future taxable gains.

     The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net capital gains and losses for financial statement and tax purposes and may result in reclassification among certain capital accounts.

     ADDITIONAL   INFORMATION   --  Funds   Distributor,   Inc.   (FDI)  is  the
Corporation's distributor. Certain officers of FDI are also officers of the Corporation.

--------------------------------------------------------------------------------
2. TRANSACTIONS WITH RELATED PARTIES

     The shareholders of the Corporation approved a new Management Agreement with ACIM on November 16, 1998, effective November 17, 1998. The Agreement provides the Fund with investment advisory and management services in exchange for a single, unified fee. The Agreement provides that all expenses of the Fund, except brokerage commissions, taxes, interest, expenses of those directors who are not considered "interested persons " as defined in the Investment Company Act of 1940 (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed daily and paid monthly based on the Fund's average daily closing net assets during the previous month.

The annualized fee schedule for the Fund is as follows:

     1.00% on the first $500 million
     0.95% on the next $500 million
     0.90% thereafter

     Prior to November 17, 1998, the annual management fee for the Fund was 1.00%.

     Certain officers and directors of the Corporation are also officers and/or directors, and, as a group, controlling stockholders of American Century Companies, Inc., the parent of the Corporation's investment manager, ACIM, and the Corporation's transfer agent, American Century Services Corporation.

--------------------------------------------------------------------------------
3. INVESTMENT TRANSACTIONS

     Purchases  and  sales  of  investment   securities,   excluding  short-term
investments, totaled $962,121,009 and $996,350,221, respectively.

     As of December 31, 1998, accumulated net unrealized appreciation was $91,328,418, based on the aggregate cost of investments for federal income tax purposes of $357,511,783, which consisted of unrealized appreciation of $94,745,420 and unrealized depreciation of $3,417,002.

--------------------------------------------------------------------------------
4. BANK LOANS

     Effective December 18, 1998, the Fund, along with certain other funds managed by ACIM, entered into an unsecured $570,000,000 bank line of credit agreement with Chase Manhattan. Borrowings under the agreement bear interest at the Federal Funds rate plus 0.40%. The Fund may borrow money for temporary or emergency purposes to fund shareholder redemptions. The Fund did not borrow from the line during the period ended December 31, 1998.


16     1-800-345-3533


VP Capital Appreciation -- Financial Highlights
--------------------------------------------------------------------------------

                                             FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED DECEMBER 31
                                       1998            1997              1996              1995           1994
PER-SHARE DATA

Net Asset Value,
Beginning of Year ............. $        9.68   $       10.24     $       12.06     $        9.21   $        9.32
                                -------------   -------------     -------------     -------------   -------------
Income From Investment
Operations Net
Investment Income (Loss) ......         (0.01)          (0.05)(1)         (0.06)(1)         (0.02)           0.01
Net Realized and
Unrealized Gain (Loss) on
Investment Transactions .......         (0.17)          (0.30)            (0.40)             2.88           (0.12)
                                -------------   -------------     -------------     -------------   -------------
Total From Investment
Operations ....................         (0.18)          (0.35)            (0.46)             2.86           (0.11)
                                -------------   -------------     -------------     -------------   -------------
Distributions
From Net Investment Income ....          --              --                --               (0.01)           --
From Net Realized Gains on
Investment Transactions .......         (0.48)          (0.21)            (1.36)             --              --
                                -------------   -------------     -------------     -------------   -------------
Total Distributions ...........         (0.48)          (0.21)            (1.36)            (0.01)           --
                                -------------   -------------     -------------     -------------   -------------
Net Asset Value, End of Year .. $        9.02   $        9.68     $       10.24     $       12.06   $        9.21
                                -------------   -------------     -------------     -------------   -------------
TOTAL RETURN(2) ...............         (2.16)%         (3.26)%           (4.32)%           31.10%          (1.17)%
RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
to Average Net Assets .........          1.00%           1.00%             1.00%             0.99%           1.00%
Ratio of Net Investment
Income (Loss) to Average
Net Assets ....................         (0.07)%         (0.53)%           (0.59)%           (0.23)%          0.11%
Portfolio Turnover Rate .......           206%            107%              182%              147%            115%

Net Assets, End of Year
(in thousands) ................ $     448,701   $     593,698     $   1,313,865     $   1,461,124   $   1,002,577

(1) Computed using average shares outstanding throughout the period.

(2) Total  return   assumes   reinvestment   of  dividends   and  capital  gains
    distributions, if any.

--------------------------------------------------------------------------------
UNDERSTANDNG THE FINANCIAL HIGHLIGHTS--This page itemizes current period activity and statistics and provides comparison data for the last five fiscal years.

On a per-share basis, it includes:

o share price at the beginning of the period
o investment income and capital gains or losses
o income and capital gains distributions paid to shareholders
o share price at the end of the period


It also includes some key statistics for the period:

o total return--the overall percentage return of the fund, assuming reinvestment of all distributions
o expense ratio--operating  expenses as a percentage of average net assets
o net income ratio--net investment income as a percentage of average net assets
o portfolio turnover--the percentage of the portfolio that was replaced during the period

See Notes to Financial Statements

                                                www.americancentury.com       17


Independent Auditors' Report
--------------------------------------------------------------------------------

The Board of Directors and Shareholders,
American Century Variable Portfolios, Inc:

   We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of American Century VP Capital Appreciation (the "Fund "), one of the funds comprising American Century Variable Portfolios, Inc., as of December 31, 1998, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1998 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of American Century VP Capital Appreciation as of December 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Kansas City, Missouri
February 5, 1999


18     1-800-345-3533


Proxy Voting Results
--------------------------------------------------------------------------------

     An annual meeting of shareholders was held on November 16, 1998, to vote on the following proposals. All of the proposals received the required majority of votes and were adopted.

     A summary of voting results is listed below each proposal.

PROPOSAL 1:

     To elect a Board of Directors of nine members to hold office for the ensuing year or until their successors are elected and qualified.


     James E. Stowers, Jr.
     For:                            50,665,443
     Withheld:                          867,661

     James E. Stowers III
     For:                            50,688,830
     Withheld:                          844,274

     Thomas A. Brown
     For:                            50,813,379
     Withheld:                          719,725

     Robert W. Doering, M.D.
     For:                            50,773,768
     Withheld:                          759,336

     Andrea C. Hall, Ph.D.
     For:                            50,848,633
     Withheld:                          684,471

     D.D. (Del) Hock
     For:                            50,779,990
     Withheld:                          753,114

     Donald H. Pratt
     For:                            50,907,216
     Withheld:                          625,888

     Lloyd T. Silver, Jr.
     For:                           50,737,933
     Withheld:                         795,171

     M. Jeannine Strandjord
     For:                           50,819,332
     Withheld:                         713,772

PROPOSAL 2:

     To approve a Management Agreement with American Century Investment Management, Inc.
     For:                           47,753,064
     Against:                        1,217,985
     Abstain:                        2,562,055

PROPOSAL 3:

     To approve the selection by the Board of Directors of Deloitte & Touche LLP as independent auditors for the Corporation.
     For:                           48,716,416
     Against:                          715,781
     Abstain:                        2,100,907

PROPOSAL 4:

     To vote on the adoption of standardized investment limitations for the following items:

o Eliminate the fundamental investment limitation concerning diversification of investments.
     For:                           46,701,813
     Against:                        1,666,699
     Abstain:                        3,164,592

o Amend the fundamental investment limitation concerning the issuance of senior securities.
     For:                           46,510,442
     Against:                        1,777,631
     Abstain:                        3,245,031


                                                 www.americancentury.com      19


Proxy Voting Results
--------------------------------------------------------------------------------
                                                                    (Continued)

o Amend the fundamental investment limitation concerning borrowing.
     For:                            46,176,361
     Against:                         2,111,105
     Abstain:                         3,245,638

o Amend the fundamental investment limitation concerning lending.
     For:                            46,269,786
     Against:                         2,046,110
     Abstain:                         3,217,208

o Amend the fundamental investment limitation concerning investing for control and concentration of investments in a particular industry.
     For:                            46,419,845
     Against:                         1,827,827
     Abstain:                         3,285,432

o Eliminate the fundamental investment limitation regarding investments in illiquid securities.
     For:                            46,214,574
     Against:                         1,980,740
     Abstain:                         3,337,790

* Eliminate the fundamental limitation concerning investment in other investment companies.
     For:                            46,478,915
     Against:                         1,862,699
     Abstain:                         3,191,490

o Amend the fundamental investment limitation concerning investments in real estate.
     For:                            46,516,722
     Against:                         1,803,409
     Abstain:                         3,212,973

o Amend the fundamental investment limitation concerning underwriting.
     For:                            46,476,836
     Against:                         1,805,393
     Abstain:                         3,250,875

o Amend the fundamental investment limitation concerning commodities.
     For:                            46,204,265
     Against:                         2,065,500
     Abstain:                         3,263,339

o Eliminate the fundamental limitation concerning investments in issuers with less than three years of continuous operations.
     For:                            46,149,939
     Against:                         2,051,277
     Abstain:                         3,331,888

o Eliminate the fundamental limitation concerning short sales, margin purchases, and options.
     For:                            46,101,182
     Against:                         2,150,762
     Abstain:                         3,281,160


20     1-800-345-3533


Background Information
--------------------------------------------------------------------------------

INVESTMENT PHILOSOPHY AND POLICIES

     The philosophy behind American Century's growth funds focuses on three important principles. Chiefly, the funds seek to own successful companies, which we define as those whose earnings and revenues are growing at accelerating rates. In addition, we attempt to keep the funds fully invested, regardless of short-term market activity. Experience has shown that market gains can occur in unpredictable spurts and that missing even some of those opportunities may significantly limit potential for gain. Finally, American Century funds are managed by teams, rather than by one "star" manager. We believe this enables us to make better, more consistent management decisions.

     VP CAPITAL  APPRECIATION  seeks  capital  growth over time by  investing in growth companies. Although the fund may purchase securities across all capitalization ranges, since mid-1996, VP Capital Appreciation has invested mainly in the securities of medium-sized firms with accelerating growth. Such a strategy results in volatility over the short term and offers the potential for long-term growth.


COMPARATIVE INDICES

     The indices listed below are used in the report to serve as a comparison for the performance of the fund. They are not investment products available for purchase.

     The S&P 500 is a capitalization-weighted index of the stocks of 500 publicly-traded U.S. companies that are considered leading firms in leading industries. Created by Standard & Poor's Corporation, the index is viewed as a broad measure of U.S. stock performance.

     The S&P MIDCAP 400 is an index created by Standard & Poor's Corporation of the 400 leading companies not included in the S&P 500. It is considered to represent the performance of mid-capitalization stocks generally. The index was created in March 1994. Data presented for prior periods have been provided by S&P.

     The S&P MIDCAP 400/BARRA GROWTH is an index created by Standard & Poor's Corporation and BARRA. The index divides the S&P 400 into two mutually exclusive groups based on price/book ratios. The half of the S&P 400 with higher ratios falls into the growth index, while a value index tracks the performance of the other half. Similar growth and value indices are available for the S&P 500.

     The RUSSELL 2000 INDEX was created by the Frank Russell Company. It measures the performance of the 2,000 smallest of the 3,000 largest publicly-traded U.S. companies based on total market capitalization. The Russell 2000 represents approximately 10% of the total market capitalization of the top 3,000 companies. The average market capitalization of the index is approximately $420 million.

[Right Margin]

PORTFOLIO MANAGERS
 VP CAPITAL APPRECIATION
     HAROLD BRADLEY
     LINDA PETERSON, CFA


                                                  www.americancentury.com
21


Glossary
--------------------------------------------------------------------------------

RETURNS

o TOTAL RETURN figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.

o AVERAGE ANNUAL RETURNS illustrate the annually compounded returns that would have produced the fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as fiscal year-by-year results. For fiscal year-by-year total returns, please refer to the "Financial Highlights" on page 17.

INVESTMENT TERMS

o MEDIAN MARKET CAPITALIZATION -- Market capitalization (market cap) is the total value of a company's stock and is calculated by multiplying the number of outstanding common shares by the current share price. The company whose market cap is in the middle of the portfolio is the median market cap. Half the companies in the portfolio have values greater than the median, and half have values that are less. If there is an even number of companies, then the median is the average of the two companies in the middle.

o NUMBER OF COMPANIES -- the number of different companies held by a fund on a given date.

o PORTFOLIO TURNOVER -- the percentage of a fund's investment portfolio that is replaced during a given time period, usually a year. Actively managed portfolios tend to have higher turnover than passively managed portfolios such as index funds.

o PRICE/BOOK RATIO -- a stock value measurement calculated by dividing a company's stock price by its book value per share, with the result expressed as a multiple instead of as a percentage. (Book value per share is calculated by subtracting a company's liabilities from its assets, then dividing that value by the number of outstanding shares.)

o PRICE/EARNINGS (P/E) RATIO -- a stock value measurement calculated by dividing a company's stock price by its earnings per share, with the result expressed as a multiple instead of as a percentage. (Earnings per share is calculated by dividing the after-tax earnings of a corporation by its outstanding shares.)

TYPES OF STOCKS

o  BLUE-CHIP  STOCKS -- stocks of the most  established  companies  in  American
industry.   They  are  generally  large,   fairly  stable  companies  that  have
demonstrated consistent earnings and usually have long-term growth potential. Examples include General Electric and Coca-Cola.

o CYCLICAL STOCKS -- generally considered to be stocks whose price and earnings fluctuations tend to follow the ups and downs of the business cycle. Examples include the stocks of automobile manufacturers, steel producers and textile operators.

o GROWTH STOCKS -- stocks of companies that have experienced above-average earnings growth and are expected to continue such growth. These stocks often sell at high P/E ratios. Examples can include the stocks of high-tech, healthcare and consumer staples companies.

o LARGE-CAPITALIZATION ("LARGE-CAP") STOCKS -- generally considered to be stocks of companies with a market capitalization (the total value of a company's outstanding stock) of more than $5 billion. These tend to be the stocks that make up the Dow Jones Industrial Average and the S&P 500.

o MEDIUM-CAPITALIZATION ("MID-CAP") STOCKS --generally considered to be stocks of companies with a market capitalization (the total value of a company's outstanding stock) of between $1 billion and $5 billion. These tend to be the stocks that make up the S&P 400.

o SMALL-CAPITALIZATION ("SMALL-CAP") STOCKS -- generally considered to be stocks of companies with a market capitalization (the total value of a company's outstanding stock) of less than $1 billion. These tend to be the stocks that make up the Russell 2000 Index.

o VALUE STOCKS -- generally considered to be stocks that are purchased because they are relatively inexpensive. These stocks are typically characterized by low P/E ratios.


22     1-800-345-3533


Notes
--------------------------------------------------------------------------------


                                                    www.americancentury.com  23


Notes
--------------------------------------------------------------------------------


24     1-800-345-3533

[inside back cover]

AMERICAN CENTURY FUNDS
-------------------------------------------------------------------------------

BENHAM GROUP(reg.sm)

TAXABLE BOND FUNDS

U.S. TREASURY & GOVERNMENT
  Short-Term Treasury
  Short-Term Government
  GNMA
  Intermediate-Term Treasury
  Long-Term Treasury
  Inflation-Adjusted Treasury
  Target Maturities Trust: 2000
  Target Maturities Trust: 2005
  Target Maturities Trust: 2010
  Target Maturities Trust: 2015
  Target Maturities Trust: 2020
  Target Maturities Trust: 2025

CORPORATE & DIVERSIFIED
  Limited-Term Bond
  Intermediate-Term Bond
  Bond
  Premium Bond
  High-Yield Bond

INTERNATIONAL
  International Bond

TAX-FREE & MUNICIPAL BOND FUNDS
MULTIPLE-STATE
  Limited-Term Tax-Free
  Intermediate-Term Tax-Free
  Long-Term Tax-Free
  High-Yield Municipal

SINGLE-STATE
  Arizona Intermediate-Term Municipal
  California High-Yield Municipal
  California Insured Tax-Free
  California Intermediate-Term Tax-Free
  California Limited-Term Tax-Free
  California Long-Term Tax-Free
  Florida Intermediate-Term Municipal

MONEY MARKET FUNDS
TAXABLE
  Capital Preservation
  Government Agency Money Market
  Premium Capital Reserve
  Premium Government Reserve
  Prime Money Market

TAX-FREE & MUNICIPAL
  California Municipal Money Market
  California Tax-Free Money Market
  Florida Municipal Money Market
  Tax-Free Money Market

AMERICAN CENTURY(reg.sm) GROUP

ASSET ALLOCATION
  Strategic Allocation: Conservative
  Strategic Allocation: Moderate
Strategic Allocation: Aggressive

BALANCED
  Balanced

CONSERVATIVE EQUITY
  Income and Growth
  Equity Income
  Value
  Equity Growth

SPECIALTY
  Utilities
  Real Estate
  Global Natural Resources
  Global Gold

SMALL CAP
  Small Cap Quantitative
  Small Cap Value

TWENTIETH CENTURY GROUP

GROWTH
  Select
  Heritage
  Growth
  Ultra

AGGRESSIVE GROWTH
  Vista
  Giftrust
  New Opportunities

INTERNATIONAL GROWTH
  International Growth
  International Discovery
  Emerging Markets

GLOBAL
  Global Growth

Please call for a prospectus or profile on any American Century fund. These documents contain important information including charges and expenses, and you should read them carefully before you invest or send money.

[right margin]

[american century logo(reg.sm)]
American
Century

P.O. BOX 419385
KANSAS CITY, MISSOURI
64141-6385

INVESTOR SERVICES:
1-800-345-3533

AUTOMATED INFORMATION LINE:
1-800-345-8765

TELECOMMUNICATIONS DEVICE FOR THE DEAF:
1-800-345-1833 OR 816-444-3485

FAX: 816-340-4360

INTERNET: WWW.AMERICANCENTURY.COM

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.

INVESTMENT MANAGER

AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.

KANSAS CITY, MISSOURI

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

FUNDS DISTRIBUTOR, INC.
(c) 1999 AMERICAN CENTURY SERVICES CORPORATION

[back cover]

American Century Investments                                      BULK RATE
P.O. Box 419385 U.S.                                             POSTAGE PAID
Kansas City, MO 64141-6385                                     AMERICAN CENTURY
www.americancentury.com                                           COMPANIES

9902                                Funds Distributor, Inc.
SH-BKT-15059                       (c)1999 American Century Services Corporation

[front cover]                                                 DECEMBER 31, 1998

ANNUAL REPORT
-------------------
AMERICAN CENTURY
VARIABLE PORTFOLIOS

                               [graphic of stairs]

VARIABLE INSURANCE FUNDS
------------------------
VP BALANCED

                                                 [american century logo(reg.sm)]
                                                                        American
                                                                         Century
[inside front cover]

VARIABLE PORTFOLIOS
VP BALANCED
-------------------------------------------------------------------------------


Our Message to You
-------------------------------------------------------------------------------
/photo of James E. Stowers III and James E. Stowers, Jr./
James E. Stowers III, seated, with James E. Stowers, Jr.

     For investors in U.S. financial markets, 1998 was a year of extremes. U.S. stocks soared to record highs in the spring and early summer, lifted by a healthy economy, low inflation, and widespread market optimism. Then, abruptly, stocks tumbled and U.S. government bonds rallied in August and September as the outlook for the U.S. economy and for corporate earnings turned pessimistic. The 30-year Treasury bond yield hit a record low as bond prices jumped. Then, just as suddenly, stocks rebounded after the Federal Reserve cut short-term interest rates to bolster global financial markets and stimulate economic growth.

     This unstable environment demonstrated how a diversified portfolio can help reduce performance volatility. VP Balanced's bond portfolio bolstered the fund in the third quarter when stocks sank, and the bond portfolio's income also provided a longer-term stabilizing factor. Overall, 1998 clearly showed that allocating assets among stocks, bonds, and money market funds can help your portfolio weather dramatic changes in the economic or investment environment.

     In the third quarter, we sent VP Balanced investors a letter describing changes to the equity portfolio's management style. The fund's investment objective--growth and income--has not changed, just the way it is achieved. After considering VP Balanced's mission and comparing its performance to that of other balanced funds, the board of directors of VP Balanced decided to change the management style of the equity portfolio to a less-volatile, quantitative style.

     Historically, the equity holdings were managed according to our growth investment strategy, which involves investing in companies with accelerating earnings and revenues. Over time, it became clear that this strategy created more share-price volatility than is preferred by most balanced fund investors. To bring VP Balanced more in line with investor expectations, we began managing it in our quantitative style on November 1.

     We also made a change to the fixed-income portfolio. Beginning January 1, we switched to a benchmark index that we believe better represents the broad U.S. taxable bond market--the Lehman Aggregate Bond Index. This index includes mortgage-backed securities, while the fund's previous index did not.

     More information on these changes and VP Balanced's performance is provided in the Management Q&A.

     We appreciate your continued confidence in American Century.

Sincerely,

/s/James E. Stowers, Jr.                 /s/James E. Stowers III
James E. Stowers, Jr.                    James E. Stowers III
Chairman of the Board and Founder        Chief Executive Officer


[right margin]

            Table of Contents
   Report Highlights .......    2
   Market Perspective ......    3
VP BALANCED
   Performance Information .    5
   Management Q & A ........    6
   Types of Investments ....    6
   Top Ten Stock Holdings ..    7
   Top Five Stock Industries    7
   Fixed-Income Portfolio ..    8
   Schedule of Investments .    9
FINANCIAL STATEMENTS
   Statement of Assets and
   Liabilities .............   15
   Statement of Operations .   16
   Statements of Changes
   in Net Assets ...........   17
   Notes to Financial
   Statements ..............   18
   Financial Highlights ....   20
   Independent Auditors'
   Report ..................   21
   Proxy Voting Results ....   22
OTHER INFORMATION
   Background Information
      Investment Philosophy
      and Policies .........   24
      Comparative Indices ..   24
      Credit Rating
      Guidelines ...........   24
      Investment Team
   Leaders .................   24
   Glossary ................   25


                                                  www.americancentury.com      1


Report Highlights
--------------------------------------------------------------------------------

MARKET PERSPECTIVE

* Stocks of large, growing U.S. companies and U.S. Treasury bonds were among the top-performing investments in 1998. Large-company (large-cap) stocks outperformed mid- and small-cap stocks, overcoming market turbulence in the third quarter to post strong returns.

*   Large-cap stock indices reached  all-time highs in July because of a healthy
    domestic   economic   environment,   then  plunged  for  six  weeks  because
    difficulties in foreign economies and markets threatened corporate profits.

* U.S. bonds benefited from low inflation, weakening economic conditions, and falling interest rates. Treasury bonds in particular benefited from a "flight to quality" --strong demand from investors seeking a safe haven from global market turmoil. The 30-year Treasury bond yield fell to an all-time low in October as Treasury bond prices soared.

* Other types of bonds, such as corporate bonds and mortgage-backed securities, lagged Treasurys because of lower demand. Corporate bonds were also affected by a weakening profit outlook, and mortgage-backed performance was dampened by mortgage refinancings.

FUND PERFORMANCE

* VP Balanced's 1998 performance reflected the blended returns of its two portfolios. Stocks, representing about 60% of the fund, returned 20.42%, while bonds, representing about 40% of the fund, returned 7.02%.

* The performance of the stock portfolio can be attributed to mixed returns from large-cap stocks, which performed well, and mid-cap stocks, which lagged. The best-performing sectors were computer software and pharmaceuticals. Energy services and banking were among the worst-performing sectors.

* The bond returns reflected primarily the performance of corporate and other non-Treasury securities, which represented the majority of VP Balanced's fixed-income holdings.

FUND STRATEGY

* We changed the management style of the equity portfolio and made an adjustment to the investment target for the fixed-income portfolio. We have not changed VP Balanced's investment objective, just the manner in which it is achieved.

* Beginning November 1, we changed from a growth equity style that focused on earnings acceleration to a quantitative style that incorporates relative value as well as growth factors. One of the benefits anticipated from this change is a reduction in the relative volatility of the fund's share price versus the S&P 500.

* An experienced quantitative equity management team that oversees several other American Century funds is implementing the new equity approach.

* In the bond portfolio, we'll continue to use an index-based approach managed by the existing fixed-income team. We're just switching the benchmark index from the Lehman Intermediate Government/ Corporate Index to the Lehman Aggregate Bond Index, which we believe better represents the broad U.S. taxable bond market.

[left margin]

"VP BALANCED'S 1998 PERFORMANCE REFLECTED THE BLENDED RETURNS OF ITS TWO PORTFOLIOS."

               VP BALANCED
TOTAL RETURNS:           AS OF 12/31/98
    6 Months                     1.21%*
    1 Year                       15.77%
NET ASSETS:              $280.4 million
INCEPTION DATE:                  5/1/91

* Not annualized.

See Total Returns on page 5.
Investment terms are defined in the Glossary on page 25.


2      1-800-345-3533


Market Perspective from Mark Mallon
--------------------------------------------------------------------------------
/photo of Mark Mallon/
Mark Mallon, senior vice president and managing director of American Century Investments

U.S. STOCKS--MIXED PERFORMANCE

     In a year dominated by narrow market leadership and dramatic volatility, U.S. stock performance was widely divergent but generally positive. The S&P 500, representing the stocks of the largest domestic companies, continued its decade-long trend of above-average returns, producing a return of better than 20% for an unprecedented fourth consecutive year. Smaller companies didn't fare as well--many posted flat or negative returns for the year.

     Stocks took investors on a wild ride. After steamrolling to all-time highs in the first half of 1998, the stock market entered one of its most volatile periods since the end of World War II. A series of financial crises in Asia, Russia, and Latin America wreaked havoc on market psychology, and wide day-to-day swings became common.

     Between mid-July and the end of August, the S&P 500 fell almost 20%. After struggling through six weeks of ups and downs, the index recovered from its earlier losses and posted additional gains in the fourth quarter.

     Smaller-company stocks saw even greater volatility. The S&P SmallCap 600 peaked in mid-April and then plunged 37% over the following six months. In mid-October, the index shifted direction again and retraced two-thirds of its decline by the end of the year.

     The market's decline and subsequent rebound provided a tangible lesson about long-term investing and staying the course. Those who panicked and sold their stock holdings in August or September missed the opportunity to recoup their losses, while patient investors were rewarded by year's end.

COMPANY SIZE MATTERED

     On the face of it, the solid returns of many stock indices suggest that it was another great year for equities. However, index performance was deceptive--the robust returns of a handful of large, blue-chip companies masked price declines in the rest of the market. For example, the 25 largest stocks in the S&P 500 returned 66%; the remaining 475 returned just 5%.

     Small-company stocks repeatedly lagged the shares of larger companies, peaking earlier in the year and suffering more during the market decline in the third quarter. Despite better values and faster earnings growth than most large-company stocks, small-company stocks were ignored as investors favored the shares of large, seasoned, well-known companies that they could buy or sell at a moment's notice.

[right margin]

"THE MARKET'S DECLINE AND SUBSEQUENT REBOUND PROVIDED A TANGIBLE LESSON ABOUT LONG-TERM INVESTING AND STAYING THE COURSE."

MARKET RETURNS
FOR THE YEAR ENDED DECEMBER 31, 1998
  S&P 500                 28.68%
  BLENDED INDEX           20.54%
  LEHMAN INTERMEDIATE
    GOVT./CORP. INDEX      8.44%

Source: Lipper Inc.

[line chart - data below]

MARKET PERFORMANCE (GROWTH OF $1.00)
FOR THE YEAR ENDED DECEMBER 31, 1998
                                Lehman Int. Govt./
                   S&P 500         Corp. Index       Blended Index
12/31/97            $1.00             $1.00             $1.00
1/31/98             $1.01             $1.01             $1.01
2/28/98             $1.08             $1.01             $1.06
3/31/98             $1.14             $1.02             $1.09
4/30/98             $1.15             $1.02             $1.10
5/31/98             $1.13             $1.03             $1.09
6/30/98             $1.18             $1.03             $1.12
7/31/98             $1.16             $1.04             $1.11
8/31/98             $1.00             $1.05             $1.02
9/30/98             $1.06             $1.08             $1.07
10/31/98            $1.15             $1.08             $1.13
11/30/98            $1.22             $1.08             $1.17
12/31/98            $1.29             $1.08             $1.21

Source: Lipper Inc.


                                                  www.americancentury.com      3


Market Perspective from Mark Mallon
--------------------------------------------------------------------------------
                                                                    (Continued)
INDUSTRY WINNERS AND LOSERS

     U.S. stock returns varied widely by industry. Telecommunications stocks were among the big winners, posting huge returns for the year. Substantial merger activity--especially among long-distance carriers and regional Bell operating companies--helped boost stock prices, and more open competition in local and long-distance markets enabled many firms to expand their domestic business.

     On the downside, many financial services stocks suffered sizable overseas losses from the problems in Russia and Latin America. As a result, these stocks were among the primary casualties when the market went into a tailspin in August, though many recovered in the fourth quarter.

     Energy stocks and others that depend on natural resources also struggled. Commodity prices declined dramatically in 1998, weakening profit margins for many of these companies.

U.S. BONDS

     U.S. interest rates fell sharply during the year, leading to strong bond market returns. Deteriorating global economic conditions were the main reason behind the decline in rates. In the U.S., the Federal Reserve lowered short-term interest rates three times between late September and mid-November--its first rate cuts in three years--to combat slower economic growth and stabilize the markets.

     Treasury bonds benefited the most from this environment. As global economic problems disrupted financial markets worldwide, investors flocked to the safety and liquidity of U.S. Treasury bonds. This "flight to quality" sent Treasury yields down to levels not seen in nearly three decades--the 30-year Treasury bond yield dipped to an all-time low of 4.71% in early October.

     Demand in the corporate bond market was a different story as investors fled bonds riskier than Treasurys. Falling stock prices and concerns that the global economic problems would hurt profits also contributed to the lack of demand for corporate debt.

     Because of these factors, corporate bond yields did not experience the dramatic declines that Treasury yields did. As a result, the difference in yield between corporates and Treasurys increased significantly, especially in the third quarter of 1998. Since bond prices move in the opposite direction of yields, Treasurys experienced sizable price gains, while corporate bond prices were relatively steady.

     In the mortgage-backed securities market, the sharp decline in interest rates caused many homeowners to refinance their mortgages. Increased refinancing activity limits the price appreciation of mortgage-backed securities when interest rates fall.

[left margin]

"U.S. INTEREST RATES FELL SHARPLY DURING THE ONE-YEAR PERIOD, LEADING TO STRONG BOND MARKET RETURNS."

[line chart - data below]

FALLING U.S. TREASURY YIELD CURVE

YEARS TO MATURITY        12/31/97          12/31/98
1                          5.49%             4.53%
2                          5.65%             4.54%
3                          5.68%             4.54%
4                          5.69%             4.54%
5                          5.71%             4.55%
6                          5.72%             4.57%
7                          5.73%             4.59%
8                          5.73%             4.60%
9                          5.74%             4.62%
10                         5.75%             4.64%
11                         5.76%             4.66%
12                         5.77%             4.68%
13                         5.78%             4.71%
14                         5.79%             4.73%
15                         5.80%             4.75%
16                         5.80%             4.77%
17                         5.81%             4.79%
18                         5.82%             4.82%
19                         5.83%             4.84%
20                         5.84%             4.86%
21                         5.85%             4.88%
22                         5.86%             4.91%
23                         5.87%             4.93%
24                         5.88%             4.95%
25                         5.89%             4.97%
26                         5.90%             4.99%
27                         5.90%             5.02%
28                         5.91%             5.04%
29                         5.92%             5.06%
30                         5.93%             5.09%

Source: Bloomberg Financial Markets

BOND INDEX RETURNS
FOR THE YEAR ENDED DECEMBER 31, 1998
  LEHMAN AGGREGATE BOND INDEX       8.69%
  LEHMAN TREASURY BOND INDEX       10.03%
  LEHMAN CORPORATE BOND INDEX       8.57%
  LEHMAN MORTGAGE-BACKED
    SECURITIES INDEX                6.96%


Source: Bloomberg Financial Markets


4      1-800-345-3533


VP Balanced--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF DECEMBER 31, 1998
                                                                  LEHMAN INT.
                       VP BALANCED   BLENDED INDEX   S&P 500   GOVT./CORP. INDEX
--------------------------------------------------------------------------------
6 MONTHS(1) ...........    1.21%         7.46%        9.37%          4.80%
1 YEAR ................   15.77%        20.54%       28.68%          8.44%
--------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
3 YEARS ...............   14.55%        19.65%       28.17%          6.77%
5 YEARS ...............   12.89%        17.07%       24.05%          6.60%
LIFE OF FUND(2) .......   11.65%        14.89%       19.45%          7.77%

(1) Returns for periods less than one year are not annualized.

(2) The fund's inception date was 5/1/91.

See pages 24-25 for information about the comparative indices and returns.

[mountain chart - data below]

GROWTH OF $10,000 OVER LIFE OF FUND
Value on 12/31/98
S&P 500                 $39,069
Blended Index           $29,091
VP Balanced             $23,286
Lehman Int.
   Govt./Corp. Index    $17,755

                                                       Lehman Int. Govt./
                  VP Balanced           S&P 500           Corp. Index        Blended Index
DATE                 VALUE               VALUE               VALUE               VALUE
5/1/91              $10,000             $10,000             $10,000             $10,000
6/30/91             $9,660              $9,845              $10,069             $9,999
9/30/91             $10,844             $10,371             $10,554             $10,512
12/31/91            $12,553             $11,239             $11,061             $11,241
3/31/92             $11,752             $10,956             $10,960             $11,030
6/30/92             $11,349             $11,164             $11,394             $11,330
9/30/92             $11,523             $11,515             $11,897             $11,744
12/31/92            $11,795             $12,093             $11,854             $12,081
3/31/93             $11,941             $12,621             $12,323             $12,588
6/30/93             $12,246             $12,681             $12,590             $12,733
9/30/93             $12,783             $13,008             $12,874             $13,045
12/31/93            $12,701             $13,310             $12,896             $13,235
3/31/94             $12,696             $12,806             $12,634             $12,826
6/30/94             $12,378             $12,860             $12,558             $12,828
9/30/94             $12,748             $13,487             $12,661             $13,246
12/31/94            $12,778             $13,484             $12,647             $13,238
3/31/95             $13,264             $14,796             $13,203             $14,243
6/30/95             $14,386             $16,207             $13,861             $15,341
9/30/95             $15,128             $17,493             $14,092             $16,174
12/31/95            $15,476             $18,546             $14,588             $16,986
3/31/96             $15,806             $19,542             $14,467             $17,477
6/30/96             $16,280             $20,418             $14,558             $17,990
9/30/96             $16,744             $21,049             $14,815             $18,451
12/31/96            $17,365             $22,802             $15,178             $19,554
3/31/97             $16,864             $23,416             $15,162             $19,861
6/30/97             $18,914             $27,499             $15,609             $22,173
9/30/97             $20,208             $29,559             $16,030             $23,408
12/31/97            $20,111             $30,407             $16,373             $24,012
3/31/98             $21,748             $34,646             $16,629             $26,171
6/30/98             $23,005             $35,796             $16,941             $26,888
9/30/98             $21,330             $32,245             $17,702             $25,769
12/31/98            $23,286             $39,069             $17,755             $29,091

$10,000 investment made 5/1/91

The graph at left shows the growth of a $10,000 investment over the life of the fund, while the graph below shows the fund's year-by-year performance. The blended index is provided for comparison in each graph, while the S&P 500 and the Lehman Intermediate Government/Corporate Index are provided for comparison in the graph at left. VP Balanced's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not. Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

[bar chart - data below]

ONE-YEAR RETURNS OVER LIFE OF FUND (PERIODS ENDED DECEMBER 31)
                  VP Balanced        Blended Index
DATE                 RETURN             RETURN
12/31/91*            25.54%             12.41%
12/31/92             -6.04%              7.43%
12/31/93              7.69%              9.55%
12/31/94              0.61%              0.01%
12/31/95             21.12%             28.65%
12/31/96             12.21%             15.39%
12/31/97             15.81%             23.16%
12/31/98             15.77%             20.54%

* 5/1/91 (inception) through 12/31/91


                                                  www.americancentury.com      5


VP Balanced--Q&A
--------------------------------------------------------------------------------
/photo of John Schniedwind and Jeff Tyler/
Equity team: John Schniedwind, Jeff Tyler

/photo of Bud Hoops and Jeff Houston/
Fixed-income team: Bud Hoops, Jeff Houston


     Based on interviews with John Schniedwind and Jeff Houston, portfolio managers on the VP Balanced fund investment teams (pictured above), and Mark Mallon (pictured on page 3), managing director of conservative equity, specialty, and asset allocation funds at American Century.

HOW DID VP BALANCED PERFORM FOR THE YEAR ENDED DECEMBER 31?

     In a volatile period that underscored the value of a diversified investment approach, VP Balanced's portfolio of approximately 60% U.S. stocks and 40% U.S. bonds posted a solid 15.77% total return. This return reflected the blended performance of the fund's two portfolios. VP Balanced's stock holdings returned 20.42%, while the bonds returned 7.02%.

     VP Balanced's benchmark (a blended index that combines the S&P 500 and the Lehman Intermediate Government/Corporate Index in the same 60/40 proportion as the asset mix of the portfolio) returned an even more impressive 20.54%. This reflected the combined 28.68% return of the S&P 500 and the 8.44% return of the Lehman index.

HOW DO YOU  EXPLAIN  THE RETURN  DIFFERENTIAL  BETWEEN  THE FUND AND THE BLENDED
INDEX?

     The difference is due primarily to the fact that the total return of VP Balanced's stock holdings (20.42%) lagged the S&P 500 (28.68%). Until November 1, VP Balanced owned not only large-size (large-cap) companies such as those in the S&P 500, but also mid-size (mid-cap) companies such as those in the S&P MidCap 400. We believed the mid-cap stocks offered good growth opportunities, but investors continued to express a preference for larger companies. The S&P MidCap 400's return in 1998 was 19.11%, well below the S&P 500's. In November, we switched to a new quantitative approach that we expect to more closely track the performance of the S&P 500.

CAN YOU PROVIDE MORE DETAILS ON HOW THE NEW QUANTITATIVE EQUITY APPROACH DIFFERS FROM THE PREVIOUS GROWTH ONE?

     Our quantitative style relies more on computer-based decision tools, though the fund managers still remain in control of the process and make all final decisions. It basically involves a two-step, computer-driven screening process. First, we rank the 1,500 largest publicly traded companies in the U.S., based on their expected return. Next, we implement a technique called

[left margin]

"VP BALANCED'S PORTFOLIO OF APPROXIMATELY 60% U.S. STOCKS AND 40% U.S. BONDS POSTED A SOLID 15.77% TOTAL RETURN."

[pie charts - data below]

TYPES OF INVESTMENTS  IN THE PORTFOLIO

AS OF DECEMBER 31, 1998
Common Stocks          59%
Corporate Bonds        18%
U.S. Treasury
  Securities           11%
Mortgage- & Asset-
  Backed Securities     9%
Cash                    3%

AS OF JUNE 30, 1998
Common Stocks          60%
Corporate Bonds        21%
U.S. Treasury
  Securities            9%
Mortgage- & Asset-
  Backed Securities     8%
Cash                    2%

Security types are defined on page 25.


6      1-800-345-3533


VP Balanced--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

portfolio optimization, in which we use the rankings from the first step to build a portfolio that we think will provide the optimal balance between risk and expected return. The goal is to create a portfolio that provides better returns than the S&P 500 without taking on significantly more risk than would be involved in investing in the index directly. Historically, this approach has provided less price volatility than VP Balanced's previous growth strategy, and we think it's more consistent with the expectations of most balanced fund investors.

IS THERE A NEW INVESTMENT TEAM IMPLEMENTING THIS STRATEGY?

     Yes. John Schniedwind and Jeff Tyler are now the lead equity managers on the VP Balanced team. They have been with American Century for 15 and 10 years, respectively. With three other experienced managers and a team of analysts, they use our quantitative methodology to manage American Century's Income & Growth, Equity Growth, Utilities, and VP Income & Growth funds.

ARE ANY CHANGES BEING MADE TO THE FIXED-INCOME PORTFOLIO?

     We're making one change. Starting January 1, we're switching to a benchmark index that we believe better represents the broader U.S. taxable bond market--the Lehman Aggregate Bond Index. One primary difference between the Aggregate Index and the former benchmark (the Lehman Intermediate Government/Corporate Index) is that the Aggregate includes mortgage-backed securities, while the Intermediate Government/Corporate does not. This is important because VP Balanced has owned mortgage-backed securities in recent years. Also, the Lehman Aggregate has a smaller percentage of corporate bonds than we've typically held in VP Balanced. We expect to gradually reduce our corporate bond holdings.

HOW WILL THESE CHANGES AFFECT VP BALANCED'S BENCHMARK, THE BLENDED INDEX?

     The blended index will continue to be 60% S&P 500, but the 40% bond portion will be represented by the Lehman Aggregate Bond Index instead of the Corporate/Government Index. This change will be reflected in VP Balanced's June 30, 1999 semiannual report.

RETURNING TO VP BALANCED'S RECENT PERFORMANCE, WHAT FACTORS BESIDES COMPANY SIZE AFFECTED THE RETURNS OF THE EQUITY PORTFOLIO?

     On the plus side, the top-performing industries were computer software and pharmaceuticals. The companies in these sectors with the highest returns included well-known names such as Microsoft and Pfizer (makers of Viagra).

     VP Balanced's top-performing stock was America Online (AOL), which gained over 600% in 1998. Accelerating growth in membership, usage, and advertising revenues made AOL attractive, as did its acquisition of Netscape.

WHICH STOCKS OR INDUSTRIES HURT  PERFORMANCE?

     Energy services, such as oil drilling and oil drilling equipment companies, had a difficult year. Falling oil prices hurt these stocks. Banks also underperformed. Firms such as Citigroup and BankAmerica saw their share prices fall amid concerns about their exposure to the economic turmoil in Asia and Russia.

[right margin]

"THE TOP-PERFORMING INDUSTRIES WERE COMPUTER SOFTWARE AND PHARMACEUTICALS."

TOP TEN STOCK HOLDINGS
                               % OF EQUITY PORTFOLIO
                              AS OF             AS OF
                            12/31/98           6/30/98
MICROSOFT CORP.               3.9%                --
BELLSOUTH CORP.               3.4%                --
AT&T CORP.                    3.4%                --
FORD MOTOR CO.                3.0%                --
UNITED TECHNOLOGIES
   CORP.                      2.7%                --
INTEL CORP.                   2.5%                --
CHASE MANHATTAN
   CORP.                      2.4%               0.5%
FANNIE MAE                    2.2%               2.1%
FIRST UNION CORP.             2.1%                --
SCHERING-PLOUGH
   CORP.                      1.9%                --

TOP FIVE STOCK INDUSTRIES
                               % OF EQUITY PORTFOLIO
                              AS OF             AS OF
                            12/31/98           6/30/98
TELEPHONE
   COMMUNICATIONS            11.1%               7.3%
COMPUTER SOFTWARE
   & SERVICES                 9.9%               6.4%
BANKING                       7.7%               2.2%
PHARMACEUTICALS               7.1%               7.3%
INSURANCE                     5.7%               9.6%


                                                  www.americancentury.com      7


VP Balanced--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

     Our worst performing stock was Cendant. As we discussed in the June 30 semiannual report, the shares of this franchising business (which owns names such as Ramada Inns, Howard Johnson's, and Coldwell Banker) fell significantly because of accounting irregularities. We eventually eliminated the holding entirely.

WHAT FACTORS AFFECTED THE PERFORMANCE OF THE FIXED-INCOME PORTFOLIO?

     The most important factor was that U.S. bonds in general rallied in 1998 as inflation remained low and economic conditions threatened to weaken, causing interest rates to fall. Also, Treasury bonds outperformed "spread product" (bonds with traditionally higher yields, such as corporates and mortgage-backeds). Treasury bonds benefited from the flight to quality that occurred as stocks plunged in the third quarter. On the other hand, corporate bonds, like stocks, were negatively affected by concerns about corporate profits, while increased mortgage refinancing as interest rates fell hurt mortgage-backed securities. Because the portfolio held mostly spread product, it underperformed Treasurys.

WHAT'S YOUR OUTLOOK FOR THE U.S. ECONOMY AND THE MARKETS?

     By cutting short-term interest rates three times from September through November, we believe the Federal Reserve accomplished four important things:

     1. Demonstrated its willingness to help support the weakened global economy;

     2. Showed its concern about the vulnerability of the U.S. economy;

     3. Took aggressive steps against recession by stimulating borrowing and spending; and

     4. Restored confidence to the U.S. markets, and even more importantly, to U.S. consumers, who are key to economic growth.

     The U.S. economy remains vulnerable to financial events overseas, but it also has underlying strength that has been bolstered by the Fed. As a result, many economic pundits predict a "controlled slowdown" for the U.S. in 1999, not a recession. They see slower economic growth, continued low inflation, and more interest rate stability. Corporate profits could weaken, but probably not as much as some overly pessimistic predictions. Low inflation should help provide a good environment for both stocks and bonds, and spread product should benefit from greater interest rate stability.

WHAT'S YOUR OUTLOOK FOR VP BALANCED?

     We believe that the transition to the quantitative approach in the equity portfolio will have a positive long-term impact on the fund. We've already restructured VP Balanced's stock holdings significantly. Eight of the portfolio's top 10 equity holdings as of December 31, including the top six, were not even in the fund on June 30.

     On the fixed-income side, we expect the changes to be more gradual. As opportunities arise, we plan to sell corporate bonds and buy mortgage-backeds to bring the portfolio more in line with the new benchmark. But we don't expect these changes to have a significant impact on the bond portfolio's sensitivity to interest rate changes. The fund's duration and weighted average maturity should stay around 4.5 years and 6-7 years respectively.

[left margin]

"TREASURY BONDS OUTPERFORMED 'SPREAD PRODUCT' (BONDS WITH TRADITIONALLY HIGHER YIELDS, SUCH AS CORPORATES AND MORTGAGE-BACKEDS)."

FIXED-INCOME PORTFOLIO
                                                AS OF             AS OF
                                               12/31/98         12/31/97
PORTFOLIO SENSITIVITY TO INTEREST RATES
WEIGHTED AVERAGE MATURITY                     6.9 YEARS        6.9 YEARS
DURATION                                      4.4 YEARS        4.1 YEARS

PORTFOLIO CREDIT QUALITY                      % OF FIXED-INCOME PORTFOLIO
 (S&P RATINGS)
            AAA                                   55%             41%
            AA                                     4%             10%
            A                                     29%             35%
            BBB                                    9%             14%
            BB                                     3%              --
                                               -------         -------
                                                 100%            100%

Investment terms are defined in the Glossary on page 25.


8      1-800-345-3533


VP Balanced--Schedule of Investments
--------------------------------------------------------------------------------

DECEMBER 31, 1998

Shares                                                                 Value
--------------------------------------------------------------------------------
COMMON STOCKS--58.6%
AEROSPACE & DEFENSE--2.9%
                  34,500   Cordant Technologies Inc.              $  1,293,731
                  12,300   EG&G, Inc.                                  342,094
                  12,500   General Dynamics Corp.                      732,813
                  30,600   Goodrich (B.F.) Company (The)             1,097,775
                   8,600   Gulfstream Aerospace Corp.(1)               457,950
                  41,600   United Technologies Corp.                 4,524,000
                                                                 --------------
                                                                     8,448,363
                                                                 --------------
AIRLINES--0.1%
                   3,100   AMR Corp(1)                                 184,063
                   2,000   Delta Air Lines Inc.                        104,000
                   1,400   US Airways Group Inc.(1)                     72,800
                                                                 --------------
                                                                       360,863
                                                                 --------------
AUTOMOBILES & AUTO PARTS--2.9%
                   8,400   Arvin Industries, Inc.                      350,175
                  16,211   DaimlerChrysler AG(1)                     1,557,269
                  35,700   Fleetwood Enterprises, Inc.               1,240,575
                  85,100   Ford Motor Co.                            4,994,306
                   8,400   Navistar International Corp.(1)             239,400
                                                                 --------------
                                                                     8,381,725
                                                                 --------------
BANKING--4.5%
                  36,300   Banc One Corp.                            1,853,569
                   1,800   Bank of Boston Corp.                         70,088
                  22,300   BankAmerica Corp.                         1,340,788
                  58,600   Chase Manhattan Corp.                     3,988,463
                  21,000   Citigroup Inc.                            1,039,500
                  57,200   First Union Corp.                         3,478,475
                  10,100   Imperial Bancorp(1)                         167,913
                  25,100   Wells Fargo & Co.                         1,002,431
                                                                 --------------
                                                                    12,941,227
                                                                 --------------
BIOTECHNOLOGY--0.7%
                  17,900   Amgen Inc.(1)                             1,870,550
                                                                 --------------
BUILDING & HOME IMPROVEMENTS--1.1%
                   7,900   Centex Construction Products Inc.           320,938
                  30,900   Lafarge Corp.                             1,251,450
                  21,000   Lone Star Industries, Inc.                  773,063
                  15,100   USG Corp.                                   769,156
                                                                 --------------
                                                                     3,114,607
                                                                 --------------
BUSINESS SERVICES & SUPPLIES--0.4%
                  23,600   Computer Horizons Corp.(1)                  626,875
                  10,900   Gartner Group, Inc. Cl A(1)                 231,625
                   7,500   True North Communications Inc.              201,563
                                                                 --------------
                                                                     1,060,063
                                                                 --------------
CHEMICALS & RESINS--0.9%
                  13,600   Dow Chemical Co.                          1,236,750

Shares                                                                 Value
--------------------------------------------------------------------------------

                  18,200   du Pont (E.I.) de Nemours & Co.         $   965,738
                   7,400   Monsanto Co.                                351,500
                                                                 --------------
                                                                     2,553,988
                                                                 --------------
COMMUNICATIONS EQUIPMENT--1.3%
                   9,500   Comverse Technology, Inc.(1)                674,203
                  20,200   Lucent Technologies Inc.                  2,222,000
                  15,000   Northern Telecom Ltd.                       751,875
                                                                 --------------
                                                                     3,648,078
                                                                 --------------
COMPUTER PERIPHERALS--0.8%
                  20,200   Cisco Systems Inc.(1)                     1,875,444
                   4,900   Dialogic Corp.(1)                            96,316
                   3,100   Lexmark International Group,
                              Inc. Cl A(1)                             311,550
                                                                 --------------
                                                                     2,283,310
                                                                 --------------
COMPUTER SOFTWARE & SERVICES--5.8%
                   7,200   America Online Inc.                       1,152,000
                  11,000   Autodesk, Inc.                              469,219
                  10,900   Compuware Corp.(1)                          851,222
                   3,700   Electronic Data Systems Corp.               185,925
                  31,000   HBO & Co.                                   890,281
                  22,300   Keane, Inc.(1)                              890,606
                  47,400   Microsoft Corp.(1)                        6,566,381
                  14,200   NCR Corp.(1)                                592,850
                   6,500   Network Associates Inc.(1)                  431,234
                  40,600   Oracle Systems Corp.(1)                   1,752,144
                   5,400   Sterling Commerce, Inc.(1)                  243,000
                  41,200   Sterling Software, Inc.(1)                1,114,975
                   6,300   Synopsys, Inc.(1)                           341,381
                  36,500   Unisys Corp.(1)                           1,256,969
                                                                 --------------
                                                                    16,738,187
                                                                 --------------
COMPUTER SYSTEMS--2.4%
                  57,400   Apple Computer, Inc.(1)                   2,351,606
                  18,200   Dell Computer Corp.(1)                    1,332,581
                   4,600   Gateway 2000, Inc.(1)                       235,463
                  20,400   Hewlett-Packard Co.                       1,393,575
                   7,800   International Business
                              Machines Corp.                         1,441,050
                   1,300   Sun Microsystems, Inc.(1)                   111,231
                                                                 --------------
                                                                     6,865,506
                                                                 --------------
CONSTRUCTION & PROPERTY
DEVELOPMENT--1.0%
                   9,600   Centex Corp.                                432,600
                  39,100   D.R. Horton, Inc.                           899,300
                   4,300   Fluor Corp.                                 183,019
                   3,800   Harsco Corp.                                115,663
                  13,700   McDermott (J. Ray) S.A.(1)                  334,794
                  11,600   Pulte Corp.                                 322,625
                   7,800   Southdown, Inc.                             461,663
                                                                 --------------
                                                                     2,749,664
                                                                 --------------

See Notes to Financial Statements


                                                  www.americancentury.com      9


VP Balanced--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
DECEMBER 31, 1998

Shares                                                                 Value
--------------------------------------------------------------------------------
CONSUMER PRODUCTS--0.4%
                   2,100   Procter & Gamble Co. (The)              $   191,756
                   4,000   Russ Berrie and Co., Inc.                    94,000
                  17,100   Whirlpool Corp.                             946,913
                                                                 --------------
                                                                     1,232,669
                                                                 --------------
DIVERSIFIED COMPANIES--1.5%
                  26,600   General Electric Co. (U.S.)               2,714,863
                   8,600   Tyco International Ltd.                     648,763
                  11,800   Unilever N.V. New York Shares               978,663
                                                                 --------------
                                                                     4,342,289
                                                                 --------------
ELECTRICAL & ELECTRONIC
COMPONENTS--1.6%
                  36,000   Intel Corp.                               4,267,125
                   4,400   Philips Electronics N.V. New
                              York Shares                              297,825
                                                                 --------------
                                                                     4,564,950
                                                                 --------------
ENERGY (PRODUCTION & MARKETING)--0.5%
                  18,200   Keyspan Energy Corp.                        564,200
                   2,400   Occidental Petroleum Corp.                   40,500
                  22,700   Sunoco, Inc.                                818,619
                                                                 --------------
                                                                     1,423,319
                                                                 --------------
ENERGY (SERVICES)--0.6%
                  19,200   Schlumberger Ltd.                           885,600
                   9,800   Tidewater Inc.                              227,238
                  24,300   Transocean Offshore                         651,544
                                                                 --------------
                                                                     1,764,382
                                                                 --------------
ENVIRONMENTAL SERVICES(2)
                   2,700   Republic Services, Inc. Cl A(1)              49,781
                                                                 --------------
FINANCIAL SERVICES--2.9%
                   1,000   CIT Group Holdings, Inc.
                              (The) Cl A                                31,813
                  11,400   Equitable Companies Inc.                    659,775
                  49,800   Fannie Mae                                3,685,200
                  22,600   Federal Home Loan Mortgage
                              Corporation                            1,456,288
                  33,700   Morgan Stanley Dean Witter,
                              Discover & Co.                         2,392,700
                                                                 --------------
                                                                     8,225,776
                                                                 --------------
FOOD & BEVERAGE--1.1%
                   2,800   Coors (Adolph) Co. Cl B                     158,113
                   5,500   Earthgrains Company                         170,156
                   1,600   General Mills, Inc.                         124,400
                  10,200   Hormel Foods Corp.                          334,050
                  21,100   Interstate Bakeries Corp.                   557,831
                   3,400   Lancaster Colony Corp.                      109,013
                  30,100   Quaker Oats Co. (The)                     1,790,950
                                                                 --------------
                                                                     3,244,513
                                                                 --------------

Shares                                                                 Value
--------------------------------------------------------------------------------
FURNITURE & FURNISHINGS--0.2%
                  18,100   Miller (Herman), Inc.                   $   485,306
                                                                 --------------
HEALTHCARE--0.7%
                     900   Cardinal Health, Inc.                        68,288
                  19,600   Integrated Health Services, Inc.(1)         276,850
                   8,500   Mallinckrodt Inc.                           261,906
                   3,900   Omnicare, Inc.                              135,525
                  14,400   PacifiCare Health Systems,
                              Inc. Cl B(1)                           1,144,350
                                                                 --------------
                                                                     1,886,919
                                                                 --------------
INDUSTRIAL EQUIPMENT &
MACHINERY--0.6%
                   9,000   Caterpillar Inc.                            414,000
                  28,800   Ingersoll-Rand Co.                        1,351,800
                                                                 --------------
                                                                     1,765,800
                                                                 --------------
INSURANCE--3.3%
                  63,600   Allstate Corp.                            2,456,550
                  25,600   Conseco Inc.                                782,400
                  41,300   Fidelity National Financial, Inc.         1,259,650
                  28,000   First American Financial
                              Corp. (The)                              899,500
                  15,000   Gallagher (Arthur J.) & Co.                 661,875
                  19,100   LandAmerica Financial Group, Inc.         1,066,019
                  26,500   Lincoln National Corp.                    2,168,031
                   3,300   Loews Corp.                                 324,225
                                                                 --------------
                                                                     9,618,250
                                                                 --------------
LEISURE--0.9%
                   6,900   Anchor Gaming(1)                            390,281
                   2,300   Department 56, Inc.(1)                       86,394
                  22,500   Eastman Kodak Co.                         1,620,000
                   6,100   International Game Technology               148,306
                   5,500   Viacom, Inc. Cl B(1)                        407,000
                                                                 --------------
                                                                     2,651,981
                                                                 --------------
MACHINERY & EQUIPMENT--1.0%
                  33,900   Premark International, Inc.               1,173,788
                  34,200   Sundstrand Corp.                          1,774,125
                                                                 --------------
                                                                     2,947,913
                                                                 --------------
MEDICAL EQUIPMENT & SUPPLIES--0.6%
                  23,800   Hillenbrand Industries, Inc.              1,353,625
                   2,600   PSS World Medical, Inc.(1)                   59,719
                   7,400   Teleflex Inc.                               337,625
                                                                 --------------
                                                                     1,750,969
                                                                 --------------
METALS & MINING--0.1%
                   1,900   Aluminum Co. of America                     141,669
                                                                 --------------
PAPER & FOREST PRODUCTS(2)
                     600   Fort James Corporation                       24,000
                                                                 --------------

                                              See Notes to Financial Statements


10      1-800-345-3533


VP Balanced--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
DECEMBER 31, 1998

Shares                                                                 Value
--------------------------------------------------------------------------------
PERSONAL SERVICES--0.1%
                   4,600   Block (H & R), Inc.                     $   207,000
                                                                 --------------
PHARMACEUTICALS--4.2%
                  12,500   Bristol-Myers Squibb Co.                  1,672,656
                  28,300   Genentech, Inc.(1)                        2,255,156
                  11,500   Herbalife International, Inc.               162,438
                   6,200   Johnson & Johnson                           520,025
                  13,800   Lilly (Eli) & Co.                         1,226,475
                   6,800   Medicis Pharmaceutical
                              Corp. Cl A(1)                            405,450
                   4,000   Merck & Co., Inc.                           590,750
                   8,100   Nature's Sunshine Products, Inc.            122,513
                   5,900   Pfizer, Inc.                                740,081
                   9,400   Rexall Sundown, Inc.(1)                     131,013
                  59,400   Schering-Plough Corp.                     3,281,850
                  12,000   Warner-Lambert Co.                          902,250
                                                                 --------------
                                                                    12,010,657
                                                                 --------------
PRINTING & PUBLISHING--0.8%
                  59,900   Deluxe Corp.                              2,190,094
                                                                 --------------
RESTAURANTS--0.1%
                  12,800   CKE Restaurants, Inc.                       376,800
                                                                 --------------
RETAIL (APPAREL)--0.3%
                   4,800   Liz Claiborne, Inc.                         151,500
                  12,300   Payless ShoeSource, Inc.(1)                 582,713
                                                                 --------------
                                                                       734,213
                                                                 --------------
RETAIL (FOOD & DRUG)--0.3%
                     200   Albertson's, Inc.                            12,738
                  23,200   Universal Corp.                             814,900
                                                                 --------------
                                                                       827,638
                                                                 --------------
RETAIL (GENERAL MERCHANDISE)--1.4%
                   3,400   Federated Department
                              Stores, Inc.(1)                          148,113
                   4,900   Fortune Brands, Inc.                        154,963
                  32,700   Kmart Corp.(1)                              500,719
                  10,000   Neiman-Marcus Group, Inc.(1)                249,375
                  34,900   Wal-Mart Stores, Inc.                     2,842,169
                                                                 --------------
                                                                     3,895,339
                                                                 --------------
RETAIL (SPECIALTY)--0.4%
                  12,600   Home Depot, Inc.                            770,963
                  14,400   Zale Corp.(1)                               464,400
                                                                 --------------
                                                                     1,235,363
                                                                 --------------
STEEL(2)
                     900   Bethlehem Steel Corporation(1)                7,538
                   1,200   Nucor Corp.                                  51,900
                   1,200   USX-U.S. Steel Group                         27,600
                                                                 --------------
                                                                        87,038
                                                                 --------------
TELEPHONE COMMUNICATIONS--6.5%
                  26,700   Ameritech Corp.                           1,692,113

Shares/Principal Amount                                                Value
--------------------------------------------------------------------------------

                  76,900   AT&T Corp.                             $  5,786,725
                   7,000   Bell Atlantic Corp.                         371,000
                 116,200   BellSouth Corp.                           5,795,475
                  22,100   GTE Corp.                                 1,436,500
                  35,500   SBC Communications Inc.                   1,903,688
                  27,000   U S WEST Communications
                              Group                                  1,744,875
                                                                 --------------
                                                                    18,730,376
                                                                 --------------
TEXTILES & APPAREL--0.6%
                  15,700   Dexter Corp. (The)                          493,569
                  11,000   Tommy Hilfiger Corp.(1)                     660,000
                  11,600   VF Corp.                                    543,750
                   4,500   Warnaco Group, Inc. (The) Cl A              113,625
                                                                 --------------
                                                                     1,810,944
                                                                 --------------
TOBACCO--0.2%
                  12,900   Philip Morris Companies Inc.                690,150
                                                                 --------------
TRANSPORTATION--0.2%
                  14,600   Hertz Corp. Cl A                            666,125
                                                                 --------------
UTILITIES--2.7%
                   7,800   Avista Corp.                                150,150
                   9,100   Baltimore Gas & Electric Co.                280,963
                   7,600   BEC Energy                                  313,025
                   7,200   Central & South West Corp.                  197,550
                   4,800   DTE Energy Co.                              205,800
                   6,700   Energy East Corp.                           378,550
                  16,400   FPL Group, Inc.                           1,010,650
                  20,200   Houston Industries Inc.                     648,925
                  11,500   KN Energy, Inc.                             418,313
                  25,900   LG&E Energy Corp.                           733,294
                  16,900   Minnesota Power & Light Co.                 743,600
                  13,800   Public Service Co. of New Mexico            282,038
                  33,800   Sempra Energy                               857,675
                  51,400   Southern Co.                              1,493,813
                   7,900   UGI Corp.                                   187,625
                                                                 --------------
                                                                     7,901,971
                                                                 --------------
TOTAL COMMON STOCKS                                                168,500,325
                                                                 --------------
     (Cost $145,781,171)

U.S. TREASURY SECURITIES--11.4%
              $6,000,000   U.S. Treasury Notes, 5.50%,
                              3/31/00                                6,063,000
               1,000,000   U.S. Treasury Notes, 6.125%,
                              9/30/00                                1,024,920
                 500,000   U.S. Treasury Notes, 5.75%,
                              10/31/00                                 509,895
               2,250,000   U.S. Treasury Notes, 4.625%,
                              11/30/00                               2,252,138

See Notes to Financial Statements


                                                 www.americancentury.com      11


VP Balanced--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
DECEMBER 31, 1998

Principal Amount                                                       Value
--------------------------------------------------------------------------------

              $2,700,000   U.S. Treasury Notes, 6.625%,
                              7/31/01                             $  2,831,814
               3,000,000   U.S. Treasury Notes, 7.50%,
                              11/15/01                               3,229,740
                 450,000   U.S. Treasury Notes, 5.75%,
                              10/31/02                                 466,794
                 400,000   U.S. Treasury Notes, 5.25%,
                              8/15/03                                  410,344
               2,950,000   U.S. Treasury Notes, 5.875%,
                              11/15/05                               3,152,901
               1,000,000   U.S. Treasury Notes, 4.75%,
                              11/15/08                               1,007,780
               1,500,000   U.S. Treasury Bonds, 12.00%,
                              8/15/08                                2,290,590
                 750,000   U.S. Treasury Bonds, 11.25%,
                              2/15/15                                1,239,795
                 500,000   U.S. Treasury Bonds, 9.25%,
                              2/15/16                                  716,770
               1,000,000   U.S. Treasury Bonds, 9.125%,
                              5/15/18                                1,445,390
               2,500,000   U.S. Treasury Bonds, 7.50%,
                              11/15/24                               3,243,725
               1,150,000   U.S. Treasury Bonds, 6.375%,
                              8/16/27                                1,319,752
                 800,000   U.S. Treasury Bonds, 5.50%,
                              8/15/28                                  838,504
                 750,000   U.S. Treasury Bonds, 5.25%,
                              11/15/28                                 768,270
                                                                 --------------
TOTAL U.S. TREASURY SECURITIES                                      32,812,122
                                                                 --------------
   (Cost $31,892,767)

MORTGAGE-BACKED SECURITIES(3)--5.1%
                 934,548   FHLMC Pool #C00578, 6.50%,
                              1/1/28                                   942,705
               1,280,844   FNMA Pool #248679, 5.50%,
                              12/1/08                                1,273,594
                 176,255   FNMA Pool #365462, 6.50%,
                              11/1/11                                  179,009
                 367,651   FNMA Pool #421624, 6.00%,
                              4/1/13                                   369,148
                 147,264   FNMA Pool #421727, 6.00%,
                              4/1/13                                   147,864
                 402,047   FNMA Pool #425391, 6.00%,
                              5/1/13                                   403,684
                 493,392   FNMA Pool #421501, 6.50%,
                              6/1/13                                   501,105
                 291,018   FNMA Pool #431722, 6.50%,
                              6/1/13                                   295,567
                 184,621   FNMA Pool #433184, 6.50%,
                              6/1/13                                   187,507
                 195,593   FNMA Pool #437505, 6.00%,
                              7/1/13                                   196,389
                 990,000   FNMA Pool #440691, 6.50%,
                              11/1/28                                  998,053

Principal Amount                                                       Value
--------------------------------------------------------------------------------
              $  505,000   FNMA Pool #450619, 6.00%,
                              12/1/28                              $   499,111
               1,000,000   FNMA Pool #453956, 6.00%,
                              12/1/28                                  988,339
                 901,680   FNMA Pool #413812, 6.50%,
                              1/1/28                                   909,073
               1,206,871   FNMA Pool #411821, 7.00%,
                              1/1/28                                 1,232,960
               1,000,000   FNMA Pool #252211, 6.00%,
                              1/1/29                                   988,339
               1,549,125   GNMA Pool #002202, 7.00%,
                              4/20/26                                1,578,097
                 927,166   GNMA Pool #467626, 7.00%,
                              2/15/28                                  949,774
                 863,047   GNMA Pool #458862, 7.50%,
                              2/15/28                                  890,919
                 465,875   GNMA Pool #444773, 6.50%,
                              3/15/28                                  471,120
                 488,926   GNMA Pool #469149, 6.50%,
                              3/15/28                                  494,431
                  99,745   GNMA Pool #460833, 6.50%,
                              5/15/28                                  100,868
                  47,498   GNMA Pool #474224, 6.50%,
                              5/15/28                                   48,032
                                                                 --------------
TOTAL MORTGAGE-BACKED SECURITIES                                    14,645,688
                                                                 --------------
   (Cost $14,429,332)

ASSET-BACKED SECURITIES(3)--3.9%
                 750,000      CIT RV Trust, Series 1998 A, Class A4 SEQ, 6.09%,
                              2/15/12                                  763,706
               1,000,000   First Merchants Auto Receivables
                              Corp., Series 1996 B, Class A2,
                              6.80%, 5/15/01                         1,013,485
               1,457,137   First Union-Lehman Brothers
                              Commercial Mortgage, Series
                              1998 C2, Class A1 SEQ,
                              6.28%, 6/18/07                         1,491,722
               1,000,000   FNMA Whole Loan, Series
                              1995 W1, Class A6, 8.10%,
                              4/25/25                                1,032,979
               2,000,000   NationsBank Auto Owner Trust,
                              Series 1996 A, Class B1,
                              6.75%, 6/15/01                         2,029,550
                 497,390   Nationslink Funding Corp.,
                              Series 1998-2, Cl A1 SEQ,
                              6.00%, 11/20/07                          502,933
               2,000,000   Union Acceptance Corp., Series
                              1996 D, Class A3, 6.30%,
                              1/8/04                                 2,037,710
               1,250,000   United Companies Financial
                              Corp., Home Equity Loan,
                              Series 1996 D1, Class A4,
                              6.78%, 2/15/16                         1,263,231

                                              See Notes to Financial Statements


12      1-800-345-3533


VP Balanced--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
DECEMBER 31, 1998

Principal Amount                                                       Value
--------------------------------------------------------------------------------
              $1,000,000   United Companies Financial
                              Corp., Home Equity Loan,
                              Series 1996 D1, Class A5,
                              6.92%, 10/15/18                     $  1,021,685
                                                                 --------------
TOTAL ASSET-BACKED SECURITIES                                       11,157,001
                                                                 --------------
   (Cost $10,952,458)

CORPORATE BONDS--17.5%
AUTOMOBILES & AUTO PARTS--0.4%
               1,000,000   General Motors Corp., 7.00%,
                              6/15/03                                1,062,800
                                                                 --------------
BANKING--2.2%
               1,750,000   Corestates Capital Corp., 5.875%,
                              10/15/03                               1,785,140
               1,750,000   First Bank System Inc., 7.625%,
                              5/1/05                                 1,931,335
               1,000,000   First Union Corp., 8.77%,
                              11/15/99                               1,033,490
               1,000,000   NationsBank Corp., 6.875%,
                              2/15/05                                1,057,180
                 500,000   U.S. Bank NA, 5.70%, 12/15/08               497,500
                                                                 --------------
                                                                     6,304,645
                                                                 --------------
CHEMICALS & RESINS--0.3%
                 700,000   Monsanto Co., 6.60%, 12/1/28
                              (Acquired 12/4/98,
                              Cost $697,480)(4)                        702,674
                                                                 --------------
ELECTRICAL & ELECTRONIC
COMPONENTS--0.9%
               1,500,000   Anixter International Inc., 8.00%,
                              9/15/03                                1,588,275
               1,000,000   Yorkshire Power Finance,
                              Series B, 6.15%, 2/25/03
                              (Acquired 2/19/98, Cost
                              $1,000,000)(4)                         1,005,840
                                                                 --------------
                                                                     2,594,115
                                                                 --------------
ENERGY (PRODUCTION & MARKETING)--0.5%
                 500,000  K N Energy, Inc., 6.45%,
                              11/30/01                                 501,920
               1,000,000   USX Corp., 6.85%, 3/1/08                  1,019,600
                                                                 --------------
                                                                     1,521,520
                                                                 --------------
FINANCIAL SERVICES--4.4%
               1,500,000   Associates Corp., N.A., 6.375%,
                              10/15/02                               1,543,005
               1,000,000   Associates First Capital Corp.,
                              6.75%, 7/15/01                         1,032,160
               1,525,000   Comdisco, Inc., 6.375%,
                              11/30/01                               1,543,132
               1,000,000   Dean Witter, Discover & Co.,
                              6.875%, 3/1/03                         1,046,190
               1,000,000   First USA, Inc., 7.00%, 8/20/01           1,047,510

Principal Amount                                                       Value
--------------------------------------------------------------------------------

              $1,000,000   Ford Motor Credit Co., 6.125%,
                              4/28/03                             $  1,025,910
                 750,000   Ford Motor Credit Co., 6.75%,
                              5/15/05                                  795,540
               1,000,000   Money Store Inc. (The), 8.05%,
                              4/15/02                                1,078,760
               1,750,000   Norwest Financial, Inc., 6.25%,
                              11/1/02                                1,805,423
               1,000,000   Salomon Inc., 6.65%, 7/15/01              1,024,380
                 800,000   Toyota Motor Credit Corp.,
                              5.625%, 11/13/03                         808,896
                                                                 --------------
                                                                    12,750,906
                                                                 --------------
HEALTHCARE--0.4%
               1,200,000   Aetna Services, Inc., 6.75%,
                              8/15/01                                1,233,264
                                                                 --------------
INSURANCE--1.0%
               1,000,000   Nationwide Mutual Insurance Co.,
                              6.50%, 2/15/04 (Acquired
                              2/9/96, Cost $1,008,420)(4)            1,038,080
               1,000,000   Underwriters Reinsurance Co.,
                              7.875%, 6/30/06 (Acquired
                              8/6/96, Cost $1,031,200)(4)            1,130,340
                 500,000   Zurich Capital Trust I, 8.38%,
                              6/1/37 (Acquired
                              6/9/97-6/11/97, Cost
                              $515,410)(4)                             556,265
                                                                 --------------
                                                                     2,724,685
                                                                 --------------
MACHINERY & EQUIPMENT--0.4%
               1,250,000   Caterpillar Financial Services
                              Corp., 5.90%, 9/10/02                  1,272,150
                                                                 --------------
METALS & MINING--0.4%
               1,000,000   Barrick Gold Corp., 7.50%,
                              5/1/07                                 1,088,120
                                                                 --------------
PAPER & FOREST PRODUCTS--0.3%
               1,000,000   Abitibi-Consolidated Inc., 7.40%,
                              4/1/18                                   934,000
                                                                 --------------
RAILROAD--0.2%
                 500,000   Union Pacific Corp. MTN,
                              Series E, 6.79%, 11/9/07                 515,335
                                                                 --------------
REAL ESTATE--1.4%
               1,700,000   Price REIT, Inc. (The), 7.25%,
                              11/1/00                                1,724,803
               1,000,000   Price REIT, Inc. (The), 7.125%,
                              6/15/04                                1,028,670
               1,200,000   Spieker Properties, Inc., 6.80%,
                              12/15/01                               1,213,260
                                                                 --------------
                                                                     3,966,733
                                                                 --------------
RETAIL (FOOD & DRUG)--0.2%
                 500,000   Kroger Co. (The), 6.80%,
                              12/15/18                                 502,145

See Notes to Financial Statements


                                                 www.americancentury.com      13


VP Balanced--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
DECEMBER 31, 1998

Principal Amount                                                       Value
--------------------------------------------------------------------------------
RETAIL (GENERAL MERCHANDISE)--0.6%
              $  600,000   Saks Inc., 8.25%, 11/15/08              $   643,842
               1,000,000   Sears, Roebuck & Co. MTN,
                              7.12%, 6/4/04                          1,072,940
                                                                 --------------
                                                                     1,716,782
                                                                 --------------
TELEPHONE COMMUNICATIONS--1.9%
               1,500,000   Cable & Wireless Communications,
                              6.625%, 3/6/05                         1,510,740
                 500,000   Cable & Wireless Communications
                              plc, 6.75%, 12/1/08                      510,445
               1,300,000   GTE Corp., 7.51%, 4/1/09                  1,489,124
                 500,000   GTE North Inc., Series H, 5.65%,
                              11/15/08                                 503,720
               1,000,000   GTE Southwest, 5.82%, 12/1/99             1,006,130
                 500,000   Qwest Communications
                              International Inc., 7.50%,
                              11/1/08 (Acquired 10/28/98,
                              Cost $496,620)(4)                        523,125
                                                                 --------------
                                                                     5,543,284
                                                                 --------------
TOBACCO--0.8%
               1,000,000   Philip Morris Companies Inc.,
                              6.80%, 12/1/03                         1,044,670
               1,250,000   Philip Morris Companies Inc.,
                              6.95%, 6/1/06                          1,282,563
                                                                 --------------
                                                                     2,327,233
                                                                 --------------

Principal Amount                                                       Value
--------------------------------------------------------------------------------
UTILITIES--1.2%
              $1,000,000   Avon Energy Partners Holdings,
                              7.05%, 12/11/07 (Acquired
                              1/20/98, Cost $1,039,620)(4)        $  1,045,710
               1,300,000   CalEnergy Co. Inc., 7.63%,
                              10/15/07                               1,387,919
               1,000,000   Kansas Power & Light Co.,
                              8.875%, 3/1/00                         1,040,720
                                                                 --------------
                                                                     3,474,349
                                                                 --------------
TOTAL CORPORATE BONDS                                               50,234,740
                                                                 --------------
   (Cost $48,708,398)

FORWARD COMMITMENTS--0.3%
               1,000,000   FNMA Purchase, 6.50%,
                              Settlement 1/14/99                     1,008,134
                                                                 --------------
   (Cost $1,007,656)

TEMPORARY CASH INVESTMENTS--3.2%
   Repurchase Agreement, State Street Boston
    Corp., (U.S. Treasury obligations), in a joint
    trading account at 4.80%, dated 12/31/98,
    due 1/4/99 (Delivery value $9,204,907)                           9,200,000
                                                                 --------------
   (Cost $9,200,000)

TOTAL INVESTMENT SECURITIES--100.0%                               $287,558,010
                                                                 ==============
   (Cost $261,971,782)

Notes to Schedule of Investments

FHLMC = Federal Home Loan Mortgage Corporation

FNMA = Federal National Mortgage Association

GNMA = Government National Mortgage Association

MTN = Medium Term Note

(1) Non-income producing.

(2) Industry is less than 0.05% of total investment securities.

(3) Final maturity indicated. Expected remaining maturity used for purposes of calculating the weighted average portfolio maturity.

(4) Security was purchased under Rule 144A of the Securities Act of 1933 or is a private placement and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of restricted securities at December 31, 1998, was $6,002,034, which represented 2.1% of net assets.

--------------------------------------------------------------------------------
UNDERSTANDING THE SCHEDULE OF INVESTMENTS--This schedule tells you which investments your fund owned on the last day of the reporting period.

The schedule includes:

* a list of each investment

* number of shares of each stock or the principal amount of each bond

* the market value of each investment

* the percentage of investments in each industry

* the percent and dollar breakdown of each investment category

                                              See Notes to Financial Statements


14      1-800-345-3533


Statement of Assets and Liabilities
--------------------------------------------------------------------------------

DECEMBER 31, 1998

ASSETS
Investment securities, at value
  (identified cost of $261,971,782)
  (Note 3) ................................................         $287,558,010
Cash ......................................................              291,126
Dividends and interest receivable .........................            1,447,927
                                                                    ------------
                                                                     289,297,063
                                                                    ------------

LIABILITIES
Disbursements in excess of
  demand deposit cash .....................................            6,098,661
Payable for investments purchased .........................            1,098,684
Payable for capital shares redeemed .......................            1,455,233
Accrued management fees (Note 2) ..........................              207,369
Payable for directors' fees and expenses ..................                  296
                                                                    ------------
                                                                       8,860,243
                                                                    ------------
Net Assets ................................................         $280,436,820
                                                                    ============

CAPITAL SHARES, $0.01 PAR VALUE
Authorized ................................................          200,000,000
                                                                    ============
Outstanding ...............................................           33,606,285
                                                                    ============
Net Asset Value Per Share .................................         $       8.34
                                                                    ============

NET ASSETS CONSIST OF:
Capital (par value and paid-in surplus) ...................         $213,010,363
Undistributed net investment income .......................            5,367,392
Accumulated net realized gain
  from investments transactions ...........................           36,472,837
Net unrealized appreciation
  on investments (Note 3) .................................           25,586,228
                                                                    ------------
                                                                    $280,436,820
                                                                    ============

--------------------------------------------------------------------------------
UNDERSTANDING THE STATEMENT OF ASSETS AND LIABILITIES--This statement details what the fund owns (assets), what it owes (liabilities), and its net assets as of the last day of the period. If you subtract what the fund owes from what it owns, you get the fund's net assets. The net assets divided by the total number of fund shares outstanding gives you the price of an individual share, or the net asset value per share.

NET ASSETS are also broken down by capital (money invested by shareholders); net investment income not yet paid to shareholders or net investment losses, if any; net gains earned on investments but not yet paid to shareholders or net losses on investments (known as realized gains or losses); and finally, gains or losses on securities still owned by the fund (known as unrealized appreciation or depreciation). This breakdown tells you the value of net assets that are performance-related, such as investment gains or losses, and the value of net assets that are not related to performance, such as shareholder investments and redemptions.

See Notes to Financial Statements


                                                  www.americancentury.com     15


Statement of Operations
--------------------------------------------------------------------------------

YEAR ENDED DECEMBER 31, 1998

INVESTMENT INCOME
Income:
Interest ...............................................           $  6,613,052
Dividends ..............................................              1,193,995
                                                                   ------------
                                                                      7,807,047
                                                                   ------------
Expenses (Note 2):
Management fees ........................................              2,453,205
Directors' fees and expenses ...........................                  2,238
                                                                   ------------
  Total expenses .......................................              2,455,443
Amount waived ..........................................                (32,457)
                                                                   ------------
  Net expenses .........................................              2,422,986
                                                                   ------------
Net investment income ..................................              5,384,061
                                                                   ------------

REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS
(NOTE 3)
Net realized gain on investments .......................             37,379,163
Change in net unrealized
  appreciation on investments ..........................             (5,946,383)
                                                                   ------------

Net realized and unrealized
  gain on investments ..................................             31,432,780
                                                                   ------------

Net Increase in Net Assets
  Resulting from Operations ............................           $ 36,816,841
                                                                   ============

--------------------------------------------------------------------------------
UNDERSTANDING THE STATEMENT OF OPERATIONS--This statement breaks down how the fund's net assets changed during the period as a result of the fund's operations. It tells you how much money the fund made or lost after taking into account income, fees and expenses, and investment gains or losses. It does not include shareholder transactions and distributions.

Fund OPERATIONS include:

* income earned from investments (dividends and interest)

* management fees and other expenses

* gains or losses from selling investments (known as realized gains or losses)

* gains or losses on current fund holdings (known as unrealized appreciation or depreciation)

                                              See Notes to Financial Statements


16      1-800-345-3533


Statements of Changes in Net Assets
--------------------------------------------------------------------------------

YEARS ENDED DECEMBER 31, 1998 AND DECEMBER 31, 1997

Increase in Net Assets                               1998             1997

OPERATIONS
Net investment income ....................     $   5,384,061      $   5,147,782
Net realized gain on investments .........        37,379,163         24,611,195
Change in net unrealized
  appreciation on investments ............        (5,946,383)         6,428,739
                                               -------------      -------------
Net increase in net assets
  resulting from operations ..............        36,816,841         36,187,716
                                               -------------      -------------

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income ...............        (4,070,492)        (2,554,690)
From net realized gains
  on investment transactions .............       (25,240,781)        (9,825,570)
                                               -------------      -------------
Decrease in net assets
  from distributions .....................       (29,311,273)       (12,380,260)
                                               -------------      -------------

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold ................        86,669,711        103,187,176
Proceeds from reinvestment
  of distributions .......................        29,311,273         12,380,260
Payments for shares redeemed .............       (62,136,967)      (135,680,741)
                                               -------------      -------------
Net increase (decrease) in
  net assets from capital
  share transactions .....................        53,844,017        (20,113,305)
                                               -------------      -------------

Net increase in net assets ...............        61,349,585          3,694,151

NET ASSETS
Beginning of year ........................       219,087,235        215,393,084
                                               -------------      -------------
End of year ..............................     $ 280,436,820      $ 219,087,235
                                               =============      =============

Undistributed net
   investment income .....................     $   5,367,392      $   3,959,144
                                               =============      =============

TRANSACTIONS IN SHARES OF THE FUND
Sold .....................................        10,866,022         13,147,136
Issued in reinvestment
  of distributions .......................         3,831,539          1,737,653
Redeemed .................................        (7,676,450)       (16,859,188)
                                               -------------      -------------
Net increase (decrease) ..................         7,021,111         (1,974,399)
                                               =============      =============

--------------------------------------------------------------------------------
UNDERSTANDING THE STATEMENTS OF CHANGES IN NET ASSETS--These statements show how the fund's net assets changed over the past two reporting periods. It details how much a fund grew or shrank as a result of:

* operations--a summary of the Statement of Operations from the previous page for the most recent period

* distributions--income and gains distributed to shareholders

* capital share transactions--shareholders' purchases, reinvestments, and redemptions

Net assets at the beginning of the period plus the sum of operations, distributions to shareholders and capital share transactions result in net assets at the end of the period.

See Notes to Financial Statements


                                                 www.americancentury.com      17


Notes to Financial Statements
--------------------------------------------------------------------------------

DECEMBER 31, 1998

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     ORGANIZATION -- American Century Variable Portfolios, Inc., (the Corporation) is registered under the Investment Company Act of 1940 as an open-end diversified management investment company. American Century VP
Balanced, (the Fund) is one of the six series of funds issued by the Corporation. The Fund's investment objective is capital growth and current income. The Fund seeks to achieve its investment objective by investing approximately 60% of the Fund's assets in common stocks that are considered by management to have better than average prospects for appreciation and the remaining assets in bonds and other fixed income securities. The following significant accounting policies are in accordance with generally accepted accounting principles.

     SECURITY VALUATIONS -- Portfolio securities traded primarily on a principal securities exchange are valued at the last reported sales price, or the mean of the latest bid and asked prices where no last sales price is available. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices or, in the case of certain foreign securities, at the last reported sales price, depending on local convention or regulation. Debt securities not traded on a principal securities exchange are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Directors.

     SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

     INVESTMENT INCOME -- Dividend income less foreign taxes withheld (if any) is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

     REPURCHASE AGREEMENTS -- The Fund may enter into repurchase agreements with institutions that the Fund's investment manager, American Century Investment Management, Inc. (ACIM), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The Fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the Fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the Fund under each repurchase agreement.

     JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having management agreements with ACIM, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

     INCOME TAX STATUS -- It is the policy of the Fund to distribute all taxable income and capital gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

     DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized gains are declared and paid annually.

     The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized capital gains and losses for financial statement and tax purposes and may result in reclassification among certain capital accounts.

     ADDITIONAL   INFORMATION   --  Funds   Distributor,   Inc.   (FDI)  is  the
Corporation's distributor. Certain officers of FDI are also officers of the Corporation.


18      1-800-345-3533


Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)

DECEMBER 31, 1998

--------------------------------------------------------------------------------
2. TRANSACTIONS WITH RELATED PARTIES

     The shareholders of the Corporation approved a new Management Agreement with ACIM on November 16, 1998, effective November 17, 1998. The Agreement provides the Fund with investment advisory and management services in exchange for a single, unified fee. The Agreement provides that all expenses of the Fund, except brokerage commissions, taxes, interest, expenses of those directors who are not considered "interested persons" as defined in the Investment Company Act of 1940 (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed daily and paid monthly based on the Fund's average daily closing net assets during the previous month.

     The annualized fee schedule for the Fund is as follows:
        0.90% on the first $250 million
        0.85% on the next $250 million
        0.80% thereafter

     Prior to November 17, 1998, the annual management fee for the Fund was 1.00%. ACIM voluntarily waived a portion of the Fund's management fees for the period October 1, 1998 to November 16, 1998 to reflect the new management fee agreement.

     Certain officers and directors of the Corporation are also officers and/or directors, and, as a group, controlling stockholders of American Century Companies, Inc., the parent of the Corporation's investment manager, ACIM, and the Corporation's transfer agent, American Century Services Corporation.

--------------------------------------------------------------------------------
3. INVESTMENT TRANSACTIONS

     Purchases of investment securities, excluding short-term investments, totaled $423,341,929, including purchases of U.S. Treasury and Agency obligations totaling $59,583,742. Sales of investment securities, excluding short-term investments, totaled $379,714,901, including sales of U.S. Treasury and Agency obligations totaling $30,646,285.

     As of December 31, 1998, accumulated net unrealized appreciation was $24,900,188, based on the aggregate cost of investments for federal income tax purposes of $262,657,822, which consisted of unrealized appreciation of $27,258,252 and unrealized depreciation of $2,358,064.

--------------------------------------------------------------------------------
4. BANK LOANS

     Effective December 18, 1998, the Fund, along with certain other funds managed by ACIM entered into an unsecured $570,000,000 bank line of credit agreement with Chase Manhattan. Borrowings under the agreement bear interest at the Federal Funds rate plus 0.40%. The Funds may borrow money for temporary or emergency purposes to fund shareholder redemptions. The fund did not borrow from the line during the period ended December 31, 1998.


                                                 www.americancentury.com      19


VP Balanced--Financial Highlights
--------------------------------------------------------------------------------

                 FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED DECEMBER 31

                                                1998               1997           1996            1995            1994
PER-SHARE DATA
Net Asset Value, Beginning of Year .....   $      8.24        $      7.54     $      7.04     $      5.96     $      6.07
                                           -----------        -----------     -----------     -----------     -----------
Income From Investment Operations
  Net Investment Income ................          0.16               0.19            0.18            0.17            0.15
  Net Realized and Unrealized
  Gain (Loss) on Investment
  Transactions .........................          1.04               0.94            0.65            1.08           (0.11)
                                           -----------        -----------     -----------     -----------     -----------
  Total From Investment Operations .....          1.20               1.13            0.83            1.25            0.04
                                           -----------        -----------     -----------     -----------     -----------
Distributions
  From Net Investment Income ...........         (0.15)             (0.09)          (0.13)          (0.17)          (0.15)
  From Net Realized Gains on
  Investment Transactions ..............         (0.95)             (0.34)          (0.20)           --              --
                                           -----------        -----------     -----------     -----------     -----------
  Total Distributions ..................         (1.10)             (0.43)          (0.33)          (0.17)          (0.15)
                                           -----------        -----------     -----------     -----------     -----------
Net Asset Value, End of Year ...........   $      8.34        $      8.24     $      7.54     $      7.04     $      5.96
                                           ===========        ===========     ===========     ===========     ===========
  Total Return(1) ......................         15.77%             15.81%          12.21%          21.12%           0.61%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
to Average Net Assets ..................          0.97%(2)           1.00%           0.99%           0.97%           1.00%
Ratio of Net Investment
Income to Average Net Assets ...........          2.16%(2)           2.19%           2.43%           2.69%           2.49%
Portfolio Turnover Rate ................           158%               125%            130%             87%             63%
Net Assets, End of Year
  (in thousands) .......................   $   280,437        $   219,087     $   215,393     $   153,823     $   105,100

(1)  Total  return   assumes   reinvestment   of  dividends  and  capital  gains
     distributions, if any.

(2) ACIM voluntarily waived a portion of its management fee from October 1 through November 16. In absence of the waiver, the annualized ratio of operating expenses to average net assets and annualized ratio of net investment income to average net assets would have been 0.99% and 2.15%, respectively, for the year ended December 31, 1998.

--------------------------------------------------------------------------------
UNDERSTANDING THE FINANCIAL HIGHLIGHTS--This statement itemizes current period activity and statistics and provides comparison data for the last five fiscal years.

On a per-share basis, it includes:

* share price at the beginning of the period

* investment income and capital gains or losses

* income and capital gains distributions paid to shareholders

* share price at the end of the period

It also includes some key statistics for the period:

* total return--the overall percentage return of the fund, assuming reinvestment of all distributions

* expense ratio--operating expenses as a percentage of average net assets

* net income ratio--net investment income as a percentage of average net assets

* portfolio turnover--the percentage of the portfolio that was replaced during the period

                                              See Notes to Financial Statements


20      1-800-345-3533


Independent Auditors' Report
--------------------------------------------------------------------------------

The Board of Directors and Shareholders,
American Century Variable Portfolios, Inc:

   We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of American Century VP Balanced (the "Fund"), one of the funds comprising American Century Variable Portfolios, Inc., as of December 31, 1998, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1998 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of American Century VP Balanced as of December 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Kansas City, Missouri
February 5, 1999


                                                 www.americancentury.com      21


Proxy Voting Results
--------------------------------------------------------------------------------

     An annual meeting of shareholders was held on November 16, 1998, to vote on the following proposals. All of the proposals received the required majority of votes and were adopted.

     A summary of voting results is listed below each proposal.

PROPOSAL 1:

     To elect a Board of Directors of nine members to hold office for the ensuing year or until their successors are elected and qualified.

     James E. Stowers, Jr.
     For:                             30,028,327
     Withheld:                           100,799

     James E. Stowers III
     For:                             30,045,422
     Withheld:                            83,704

     Thomas A. Brown
     For:                             30,057,334
     Withheld:                            71,792

     Robert W. Doering, M.D.
     For:                             30,051,363
     Withheld:                            77,763

     Andrea C. Hall, Ph.D.
     For:                             30,077,312
     Withheld:                            51,814

     D.D. (Del) Hock
     For:                             30,083,226
     Withheld:                            45,900

     Donald H. Pratt
     For:                             30,077,956
     Withheld:                            51,170

     Lloyd T. Silver, Jr.
     For:                             30,017,669
     Withheld:                           111,457

     M. Jeannine Strandjord
     For:                             30,081,372
     Withheld:                            47,754

PROPOSAL 2:

     To approve a Management Agreement with American Century Investment Management, Inc.

     For:                             28,037,263
     Against:                            459,110
     Abstain:                          1,632,753

PROPOSAL 3:

     To approve the selection by the Board of Directors of Deloitte & Touche LLP as independent auditors for the Corporation.

     For:                             28,463,796
     Against:                            342,149
     Abstain:                          1,323,181

PROPOSAL 4:

     To approve the adoption of standardized investment limitations for the following items:

* Eliminate the fundamental investment limitation concerning diversification of investments.

     For:                             27,064,306
     Against:                            917,628
     Abstain:                          2,147,192

* Amend the fundamental investment limitation concerning the issuance of senior securities.

     For:                             27,065,142
     Against:                            916,792
     Abstain:                          2,147,192

*    Amend the fundamental investment limitation concerning borrowing.

     For:                             27,055,399
     Against:                            926,535
     Abstain:                          2,147,192


22      1-800-345-3533


Proxy Voting Results
--------------------------------------------------------------------------------
                                                                    (Continued)

*    Amend the fundamental investment limitation concerning lending.

     For:                             27,024,459
     Against:                            957,475
     Abstain:                          2,147,192

* Amend the fundamental investment limitation concerning investing for control and concentration of investments in a particular industry.

     For:                             27,074,839
     Against:                            907,095
     Abstain:                          2,147,192

* Eliminate the fundamental investment limitation regarding investments in illiquid securities.

     For:                             27,063,832
     Against:                            918,102
     Abstain:                          2,147,192

* Eliminate the fundamental limitation concerning investment in other investment companies.

     For:                             27,071,061
     Against:                            910,873
     Abstain:                          2,147,192

* Amend the fundamental investment limitation concerning investments in real estate.

     For:                             27,073,880
     Against:                            908,054
     Abstain:                          2,147,192


*    Amend the fundamental investment limitation concerning underwriting.

     For:                             27,068,910
     Against:                            913,024
     Abstain:                          2,147,192

*    Amend the fundamental investment limitation concerning commodities.

     For:                             27,071,836
     Against:                            910,098
     Abstain:                          2,147,192

* Eliminate the fundamental limitation concerning investments in issuers with less than three years of continuous operations.

     For:                             27,072,121
     Against:                            909,813
     Abstain:                          2,147,192

*    Eliminate  the  fundamental   limitation  concerning  short  sales,  margin
     purchases, and options.

     For:                             27,065,851
     Against:                            916,083
     Abstain:                          2,147,192


                                                 www.americancentury.com      23


Background Information
--------------------------------------------------------------------------------

INVESTMENT PHILOSOPHY AND POLICIES

     VP BALANCED seeks capital growth and current income. The fund keeps about 60% of its assets in U.S. stocks. Under normal market conditions, the remaining assets are held in quality intermediate-term bonds.

     The stock and bond portfolios are managed by teams, rather than by individual "star" managers. We believe this allows us to make better, more consistent management decisions.

     We attempt to keep the fund fully invested at all times, regardless of short-term market activity. Experience has shown that market gains can occur in unpredictable spurts and that missing even some of those opportunities may significantly limit the potential for gain.

COMPARATIVE INDICES

     The indices listed below are used in the report for fund performance comparisons. They are not investment products available for purchase.

     The BLENDED INDEX is considered the benchmark for VP Balanced. It combines two widely known indices in proportion to the asset mix of the fund. Accordingly, 60% of the index is represented by the S&P 500, which reflects the 60% of the fund's assets invested in equity securities. The remaining 40% of the index is represented by the Lehman Intermediate Government/Corporate Bond Index, which reflects the 40% of the fund's assets invested in intermediate-term bonds and other fixed-income securities.

     The LEHMAN AGGREGATE BOND INDEX is composed of the Lehman Government/ Corporate Index and the Lehman Mortgage-Backed Securities Index. It reflects the price fluctuations of Treasury securities, U.S. government agency securities, corporate bond issues, and mortgage-backed securities.

     The LEHMAN INTERMEDIATE GOVERNMENT/CORPORATE BOND INDEX is considered to represent the performance of a portfolio of intermediate-term U.S. government and corporate bonds. The index includes the Lehman Government and Corporate Bond indices, which are composed of U.S. government, Treasury, and agency securities with one- to 10-year maturities, as well as corporate and Yankee bonds with one- to 10-year maturities.

     The S&P 500 is a capitalization-weighted index of the stocks of 500 publicly traded large-capitalization U.S. companies that are considered to be leading firms in dominant industries. Created by Standard & Poor's Corporation, the index is viewed as a broad measure of U.S. stock market performance.

CREDIT RATING GUIDELINES

     Credit ratings are issued by independent research companies such as Standard & Poor's and Moody's. Ratings are based on an issuer's financial strength and ability to pay interest and principal in a timely manner.

     Securities rated AAA, AA, A, or BBB are considered "investment-grade" securities, which means they are relatively safe from default. Securities rated BB or below are considered to have more speculative characteristics.

     It's important to note that credit ratings are subjective, reflecting the opinions of the rating agencies; they are not absolute standards of quality.

[left margin]

INVESTMENT TEAM LEADERS
  EQUITY PORTFOLIO MANAGERS
     JOHN SCHNIEDWIND, CFA
     JEFF TYLER, CFA
  FIXED-INCOME PORTFOLIO MANAGERS
     BUD HOOPS
     JEFF HOUSTON, CFA


24      1-800-345-3533


Glossary
--------------------------------------------------------------------------------

RETURNS

* TOTAL RETURN figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.

* AVERAGE ANNUAL RETURNS illustrate the annually compounded returns that would have produced the fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as year-by-year results. For fiscal year-by-year total returns, please refer to the "Financial Highlights" on page 20.

FIXED-INCOME TERMS

* CREDIT QUALITY reflects the financial strength of a debt security issuer and the likelihood of timely payment of interest and principal.

* DURATION is a measure of the sensitivity of a fixed-income portfolio to interest rate changes. It is a time-weighted average of the interest and principal payments of the securities in a portfolio. As the duration of a portfolio increases, the impact of a change in interest rates on the value of the portfolio also increases.

* STANDARD & POOR'S (S&P) is an independent rating company. The credit ratings issued by S&P reflect the perceived financial strength (credit quality) of debt issuers. Debt securities rated "investment grade" (deemed to be of high enough credit quality to be appropriate investments for banks and other institutions) by S&P are those rated BBB or higher (the highest rating is AAA).

* WEIGHTED AVERAGE MATURITY (WAM) is another measurement of the sensitivity of a fixed-income portfolio to interest rate changes. WAM indicates the average time until the securities in the portfolio mature, weighted by dollar amount. The longer the WAM, the more interest rate exposure and interest rate sensitivity the portfolio has.

EQUITY TERMS

* BLUE-CHIP STOCKS--generally considered to be the stocks of the most established companies in American industry. They are generally large, fairly stable companies that have demonstrated consistent earnings and usually have long-term growth potential. Examples include General Electric and Coca-Cola.

* CYCLICAL STOCKS--generally considered to be stocks whose price and earnings fluctuations tend to follow the ups and downs of the business cycle. Examples include the stocks of automobile manufacturers, steel producers, and textile operators.

* GROWTH STOCKS--generally considered to be the stocks of companies that have experienced above-average earnings growth and appear likely to continue such growth. These stocks often sell at high P/E ratios. Examples can include the stocks of high-tech, healthcare, and consumer staple companies.

* VALUE STOCKS--generally considered to be stocks that are purchased because they are relatively inexpensive. These stocks are typically characterized by low P/E ratios.

* LARGE-CAPITALIZATION ("LARGE-CAP") STOCKS--generally considered to be the stocks of companies with a market capitalization (the total value of a company's outstanding stock) of more than $5 billion. These tend to be the stocks that make up the Dow Jones Industrial Average and the S&P 500.

* MEDIUM-CAPITALIZATION ("MID-CAP") STOCKS--generally considered to be the stocks of companies with a market capitalization (the total value of a company's outstanding stock) between $1 billion and $5 billion. These tend to be the stocks that make up the S&P MidCap 400.

* SMALL-CAPITALIZATION ("SMALL-CAP") STOCKS--generally considered to be the stocks of companies with a market capitalization (the total value of a company's outstanding stock) of less than $1 billion. These tend to be the stocks that make up the Russell 2000 Index and the S&P SmallCap 600.


                                                 www.americancentury.com      25


Notes
--------------------------------------------------------------------------------


26      1-800-345-3533

Notes
--------------------------------------------------------------------------------


                                                 www.americancentury.com      27


Notes
--------------------------------------------------------------------------------


28      1-800-345-3533


[inside back cover]

AMERICAN CENTURY FUNDS
-------------------------------------------------------------------------------

BENHAM GROUP(reg.sm)

TAXABLE BOND FUNDS
U.S. TREASURY & GOVERNMENT
   Short-Term Treasury
   Short-Term Government
   GNMA
   Intermediate-Term Treasury
   Long-Term Treasury
   Inflation-Adjusted Treasury
   Target Maturities Trust: 2000
   Target Maturities Trust: 2005
   Target Maturities Trust: 2010
   Target Maturities Trust: 2015
   Target Maturities Trust: 2020
   Target Maturities Trust: 2025

CORPORATE & DIVERSIFIED
   Limited-Term Bond
   Intermediate-Term Bond
   Bond
   Premium Bond
   High-Yield Bond

INTERNATIONAL
   International Bond

TAX-FREE & MUNICIPAL BOND FUNDS
MULTIPLE-STATE
   Limited-Term Tax-Free
   Intermediate-Term Tax-Free
   Long-Term Tax-Free
   High-Yield Municipal

SINGLE-STATE
   Arizona Intermediate-Term Municipal
   California High-Yield Municipal
   California Insured Tax-Free
   California Intermediate-Term Tax-Free
   California Limited-Term Tax-Free
   California Long-Term Tax-Free
   Florida Intermediate-Term Municipal

MONEY MARKET FUNDS
TAXABLE
   Capital Preservation
   Government Agency Money Market
   Premium Capital Reserve
   Premium Government Reserve
   Prime Money Market

TAX-FREE & MUNICIPAL
   California Municipal Money Market
   California Tax-Free Money Market
   Florida Municipal Money Market
   Tax-Free Money Market

AMERICAN CENTURY(reg.sm) GROUP
ASSET ALLOCATION
   Strategic Allocation: Conservative
   Strategic Allocation: Moderate
   Strategic Allocation: Aggressive

BALANCED
   Balanced

CONSERVATIVE EQUITY
   Income and Growth
   Equity Income
   Value
   Equity Growth

SPECIALTY
   Utilities
   Real Estate
   Global Natural Resources
   Global Gold

SMALL CAP
   Small Cap Quantitative
   Small Cap Value

TWENTIETH CENTURY GROUP
GROWTH
   Select
   Heritage
   Growth
   Ultra

AGGRESSIVE GROWTH
   Vista
   Giftrust
   New Opportunities

INTERNATIONAL GROWTH
   International Growth
   International Discovery
   Emerging Markets

GLOBAL
   Global Growth

Please call for a prospectus or profile on any American Century fund. These documents contain important information including charges and expenses, and you should read them carefully before you invest or send money.


[right margin]

[american century logo(reg.sm)]
American
Century

P.O. BOX 419385
KANSAS CITY, MISSOURI
64141-6385

INVESTOR SERVICES:
1-800-345-3533

AUTOMATED INFORMATION LINE:
1-800-345-8765

TELECOMMUNICATIONS DEVICE FOR THE DEAF:
1-800-345-1833 OR 816-444-3485

FAX: 816-340-4360

INTERNET: WWW.AMERICANCENTURY.COM


AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.


INVESTMENT MANAGER
AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.
KANSAS CITY, MISSOURI


THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

FUNDS DISTRIBUTOR, INC.
(c) 1999 AMERICAN CENTURY SERVICES CORPORATION


[recycled logo]
Recycled


[back cover]


American Century Investments                                      BULK RATE
P.O. Box 419385                                               U.S. POSTAGE PAID
Kansas City, MO 64141-6385                                    AMERICAN CENTURY
www.americancentury.com                                           COMPANIES


9902                                                    Funds Distributor, Inc.
SH-BKT-15585                      (c)1999 American Century Services Corporation

[front cover]                                                 DECEMBER 31, 1998

ANNUAL REPORT
-------------------
AMERICAN CENTURY
VARIABLE PORTFOLIOS

                               [graphic of stairs]

VARIABLE INSURANCE FUNDS
------------------------
VP ADVANTAGE

                                                 [american century logo(reg.sm)]
                                                                        American
                                                                         Century
[inside front cover]

VARIABLE PORTFOLIOS
VP ADVANTAGE
-------------------------------------------------------------------------------


Our Message to You
-------------------------------------------------------------------------------
/photo of James E. Stowers III and James E. Stowers, Jr./
James E. Stowers III, seated, with James E. Stowers, Jr.

     On the whole, 1998 was an eventful but favorable year for U.S. stocks. It was a year of extremes--dramatic economic and financial problems in many regions of the world led to significant stock market volatility and a substantial decline in interest rates. Volatility was so rampant that the Federal Reserve (the U.S. central bank) cut interest rates three times to help stabilize markets worldwide.

     Amid the wild market fluctuations, many investors flocked to the perceived stability of the stocks of large companies, such as those represented in the S&P
500. Large-cap stocks have been the market leaders over the past several years. From 1995-98, the S&P 500 averaged a return of just over 30% a year--a compounded return of 190%.

     It's not surprising, then, that the stock market's influence on the U.S. economy has grown. Ten years ago, the average household had stock holdings that were worth about 80% of its annual income; today, these stock holdings are worth more than twice the average household's annual income (according to Lehman Brothers). This increase in wealth has had a significant effect on consumer behavior. Knowing that they have healthy reserves in the stock market, consumers are spending more of their paychecks. Because consumer spending accounts for two-thirds of U.S. economic growth, this trend has provided a major boost to the economy in recent years.

     But there is a corresponding downside to this "wealth effect." A stock market decline could cause consumers to curtail their spending and contribute to an economic downturn. That possibility, combined with the increased stock market volatility over the past year, illustrates the importance of a diversified investment portfolio. Diversifying your assets among stocks, bonds, and money market funds can help your portfolio weather changes in the economic or investment climate.

     Looking ahead, one of the challenges in the coming year is preparation of the world's computer systems for the year 2000. At American Century, we're devoting substantial resources to this endeavor. Our technology team modified the computer code in our critical systems in 1998 and will be extensively testing the systems in 1999, including those involved with fund performance and dividend payments.

     In addition, our investment management team is busy gathering publicly available information about the year-2000 readiness of the issuers of securities owned by American Century funds.

     We appreciate your continued confidence in American Century.

Sincerely,

/s/James E. Stowers, Jr.                 /s/James E. Stowers III
James E. Stowers, Jr.                    James E. Stowers III
Chairman of the Board and Founder        Chief Executive Officer


[right margin]

               Table of Contents
   Report Highlights .......    2
   Market Perspective ......    3
VP ADVANTAGE
   Performance Information .    5
   Management Q & A ........    6
   Types of Investments ....    6
   Top Ten Stock Holdings ..    7
   Top Five Stock Industries    7
   Fixed-Income Portfolio ..    8
   Schedule of Investments .    9
FINANCIAL STATEMENTS
   Statement of Assets and
   Liabilities .............   11
   Statement of Operations .   12
   Statements of Changes
   in Net Assets ...........   13
   Notes to Financial
   Statements ..............   14
   Financial Highlights ....   16
   Independent Auditors'
   Report ..................   17
   Proxy Voting Results ....   18
OTHER INFORMATION
   Background Information
      Investment Philosophy
      and Policies .........   20
      Comparative Indices ..   20
      Credit Rating
      Guidelines ...........   20
      Investment Team
      Leaders ..............   20
   Glossary ................   21


                                                  www.americancentury.com      1


Report Highlights
--------------------------------------------------------------------------------

MARKET PERSPECTIVE

* Stocks of large, growing U.S. companies and U.S. Treasury bonds were among the top-performing investments in 1998.

* Large-company (large-cap) stocks outperformed mid- and small-cap stocks, overcoming market turbulence in the third quarter to post strong returns.

*   Large-cap stock indices reached  all-time highs in July because of a healthy
    domestic   economic   environment,   then  plunged  for  six  weeks  because
    difficulties in foreign economies and markets threatened corporate profits.

* U.S. bonds benefited from low inflation, weakening economic conditions, and falling interest rates. Treasury bonds in particular benefited from a "flight to quality" --strong demand from investors seeking a safe haven from global market turmoil. The 30-year Treasury bond yield fell to an all-time low in October as Treasury bond prices soared.

* Other types of bonds, such as corporate bonds and municipal securities, lagged Treasurys because of lower demand. Corporate bonds were also affected by a weakening profit outlook, and municipal bond performance was dampened by increased issuance as interest rates fell.

* We expect continued low inflation but possibly weaker economic growth in 1999. Low inflation should help provide a good environment for both stocks and bonds, but we believe it's unrealistic to think that 1999 returns can match 1998's.

MANAGEMENT Q&A

* VP Advantage's 1998 performance reflected the blended returns of its three portfolios. Stocks (about 40% of the fund) returned 32.18%, bonds (about 40% of the fund) returned 7.49%, and money market securities (about 20% of the fund) returned 4.53%.

* VP Advantage outperformed its benchmark, a blended index of broad market indices. This happened primarily because the fund's stock portfolio posted a significantly higher return than its benchmark, the S&P 500.

* The stock portfolio's strong performance can be attributed to good stock selection and an overweighting (relative to the index) in growth sectors that performed well (e.g., pharmaceuticals, telecommunications, and computer software).

*   Banking and energy services stocks underperformed.

* The performance of VP Advantage's bond portfolio matched its benchmark, the Lehman Intermediate Government Bond Index, before expenses. The bond portfolio's return reflected primarily the strong rally by U.S. Treasury securities.

[left margin]

"VP ADVANTAGE OUTPERFORMED ITS BENCHMARK, A BLENDED INDEX OF BROAD MARKET INDICES."

                VP ADVANTAGE
TOTAL RETURNS:             AS OF 12/31/98
    6 Months                       6.12%*
    1 Year                         17.19%
NET ASSETS:                 $26.3 million
INCEPTION DATE:                    8/1/91

* Not annualized.

See Total Returns on page 5.
Investment terms are defined in the Glossary on page 21.


2      1-800-345-3533


Market Perspective from Mark Mallon
--------------------------------------------------------------------------------
/photo of Mark Mallon/
Mark Mallon, senior vice president and managing director of American Century Investments

U.S. STOCKS--MIXED PERFORMANCE

     In a year dominated by narrow market leadership and dramatic volatility, U.S. stock performance was widely divergent but generally positive. The S&P 500, representing the stocks of the largest domestic companies, continued its decade-long trend of above-average returns, producing a return of better than 20% for an unprecedented fourth consecutive year. Smaller companies didn't fare as well--many posted flat or negative returns for the year.

     Stocks took investors on a wild ride. After steamrolling to all-time highs in the first half of 1998, the stock market entered one of its most volatile periods since the end of World War II. A series of financial crises in Asia, Russia, and Latin America wreaked havoc on market psychology, and wide day-to-day swings became common.

     Between mid-July and the end of August, the S&P 500 fell almost 20%. After struggling through six weeks of ups and downs, the index recovered from its earlier losses and posted additional gains in the fourth quarter.

     Smaller-company stocks saw even greater volatility. The S&P SmallCap 600 peaked in mid-April and then plunged 37% over the following six months. In mid-October, the index shifted direction again and retraced two-thirds of its decline by the end of the year.

     The market's decline and subsequent rebound provided a tangible lesson about long-term investing and staying the course. Those who panicked and sold their stock holdings in August or September missed the opportunity to recoup their losses, while patient investors were rewarded by year's end.

COMPANY SIZE MATTERED

     On the face of it, the solid returns of many stock indices suggest that it was another great year for equities. However, index performance was deceptive--the robust returns of a handful of large, blue-chip companies masked price declines in the rest of the market. For example, the 25 largest stocks in the S&P 500 returned 66%; the remaining 475 returned just 5%.

     Small-company stocks repeatedly lagged the shares of larger companies, peaking earlier in the year and suffering more during the market decline in the third quarter. Despite better values and faster earnings growth than most large-company stocks, small-company stocks were ignored as investors favored the shares of large, seasoned, well-known companies that they could buy or sell at a moment's notice.

[right margin]

"THE MARKET'S DECLINE AND SUBSEQUENT REBOUND PROVIDED A TANGIBLE LESSON ABOUT LONG-TERM INVESTING AND STAYING THE COURSE."

MARKET RETURNS
FOR THE YEAR ENDED DECEMBER 31, 1998
  S&P 500                 28.68%
  BLENDED INDEX           15.80%
  LEHMAN INTERMEDIATE
     GOVERNMENT INDEX      8.49%
  90-DAY T-BILL            4.88%

Source: Lipper Inc.

[line graph - data below]
MARKET PERFORMANCE (GROWTH OF $1.00)
FOR THE YEAR ENDED DECEMBER 31, 1998
                              Lehman Int.       Blended         90 Day
                S&P 500       Govt. Index        Index        T-Bill Index
12/31/97         $1.00           $1.00           $1.00           $1.00
1/31/98          $1.01           $1.01           $1.01           $1.00
2/28/98          $1.08           $1.01           $1.04           $1.01
3/31/98          $1.14           $1.02           $1.06           $1.01
4/30/98          $1.15           $1.02           $1.07           $1.02
5/31/98          $1.13           $1.03           $1.07           $1.02
6/30/98          $1.18           $1.03           $1.09           $1.03
7/31/98          $1.16           $1.04           $1.09           $1.03
8/31/98          $1.00           $1.06           $1.03           $1.03
9/30/98          $1.06           $1.08           $1.07           $1.04
10/31/98         $1.15           $1.08           $1.11           $1.04
11/30/98         $1.22           $1.08           $1.13           $1.04
12/31/98         $1.29           $1.08           $1.16           $1.05

Source: Lipper Inc.

Indices are defined on page 20.


                                                  www.americancentury.com      3


Market Perspective from Mark Mallon
--------------------------------------------------------------------------------
                                                                    (Continued)
INDUSTRY WINNERS AND LOSERS

     U.S. stock returns varied widely by industry. Telecommunications stocks were among the big winners, posting huge returns for the year. Substantial merger activity--especially among long-distance carriers and regional Bell operating companies--helped boost stock prices, and more open competition in local and long-distance markets enabled many firms to expand their domestic business.

     On the downside, many financial services stocks suffered sizable overseas losses from the problems in Russia and Latin America. As a result, these stocks were among the primary casualties when the market went into a tailspin in August, though many recovered in the fourth quarter.

     Energy stocks and others that depend on natural resources also struggled. Commodity prices declined dramatically in 1998, weakening profit margins for many of these companies.

U.S. BONDS

     U.S. interest rates fell sharply during the year, leading to strong bond market returns. Deteriorating global economic conditions were the main reason behind the decline in rates. In the U.S., the Federal Reserve lowered short-term interest rates three times between late September and mid-November--its first rate cuts in three years--to combat slower economic growth and stabilize the markets.

     Treasury bonds benefited the most from this environment. As global economic problems disrupted financial markets worldwide, investors flocked to the safety and liquidity of U.S. Treasury bonds. This "flight to quality" sent Treasury yields down to levels not seen in nearly three decades--the 30-year Treasury bond yield dipped to an all-time low of 4.71% in early October.

     Demand in the corporate and municipal bond markets was a different story. Falling stock prices and concerns that global economic problems would hurt profits contributed to the lack of demand for corporate debt. Foreign investors, who provided much of the demand for Treasurys, had no incentive to invest in municipals because municipals offer no tax benefits to bond buyers outside the U.S. In addition, municipal issuance increased in 1998 as interest rates fell. The greater supply limited municipals' gains.

     Because of these factors, corporate and municipal bond yields did not experience the dramatic declines that Treasury yields did. Since bond prices move in the opposite direction of yields, Treasurys experienced sizable price gains, while corporate and municipal bond prices rose more modestly.

[left margin]

"U.S. INTEREST RATES FELL SHARPLY DURING THE ONE-YEAR PERIOD, LEADING TO STRONG BOND MARKET RETURNS."

[line chart - data below]

FALLING U.S. TREASURY YIELD CURVE

YEARS TO MATURITY        12/31/97          12/31/98
1                          5.49%             4.53%
2                          5.65%             4.54%
3                          5.68%             4.54%
4                          5.69%             4.54%
5                          5.71%             4.55%
6                          5.72%             4.57%
7                          5.73%             4.59%
8                          5.73%             4.60%
9                          5.74%             4.62%
10                         5.75%             4.64%
11                         5.76%             4.66%
12                         5.77%             4.68%
13                         5.78%             4.71%
14                         5.79%             4.73%
15                         5.80%             4.75%
16                         5.80%             4.77%
17                         5.81%             4.79%
18                         5.82%             4.82%
19                         5.83%             4.84%
20                         5.84%             4.86%
21                         5.85%             4.88%
22                         5.86%             4.91%
23                         5.87%             4.93%
24                         5.88%             4.95%
25                         5.89%             4.97%
26                         5.90%             4.99%
27                         5.90%             5.02%
28                         5.91%             5.04%
29                         5.92%             5.06%
30                         5.93%             5.09%

Source: Bloomberg Financial Markets

TREASURY RETURNS
FOR THE YEAR ENDED DECEMBER 31, 1998
  LEHMAN TREASURY BOND INDEX    10.03%
  1-YEAR TREASURY BILL           5.84%
  2-YEAR TREASURY NOTE           6.96%
  5-YEAR TREASURY NOTE           9.60%
  10-YEAR TREASURY NOTE         12.87%
  30-YEAR TREASURY BOND         16.55%

Source: Bloomberg Financial Markets


4      1-800-345-3533


VP Advantage--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF DECEMBER 31, 1998
                                                                 LEHMAN INT.        90-DAY
                      VP ADVANTAGE   BLENDED INDEX   S&P 500   GOVERNMENT INDEX   T-BILL INDEX
-------------------------------------------------------------------------------------------
6 MONTHS(1)               6.12%          6.12%        9.37%         4.93%            2.29%
1 YEAR                   17.19%         15.80%       28.68%         8.49%            4.88%
-------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
3 YEARS                  13.02%         15.00%       28.17%         6.74%            5.06%
5 YEARS                  11.25%         13.21%       24.05%         6.45%            5.02%
LIFE OF FUND(2)           9.75%         11.82%       19.74%         7.57%            4.54%

(1) Returns for periods less than one year are not annualized.

(2) The fund's inception date was 8/1/91.

See pages 20-21 for information about the comparative indices and returns.

[mountain chart - data below]

GROWTH OF $10,000 OVER LIFE OF FUND
Value on 12/31/98
S&P 500                    $38,047
Blended Index              $22,966
VP Advantage               $19,938
Lehman Int. Govt. Index    $17,177

                                                          Lehman Int.
                  VP Advantage          S&P 500           Govt. Index        Blended Index
DATE                 VALUE               VALUE               VALUE               VALUE
8/1/91              $10,000             $10,000             $10,000             $10,000
9/30/91             $10,174             $10,100             $10,363             $10,189
12/31/91            $11,381             $10,945             $10,862             $10,750
3/31/92             $10,804             $10,670             $10,748             $10,617
6/30/92             $10,571             $10,872             $11,165             $10,881
9/30/92             $10,773             $11,215             $11,655             $11,226
12/31/92            $10,953             $11,778             $11,616             $11,455
3/31/93             $11,126             $12,291             $12,051             $11,844
6/30/93             $11,350             $12,350             $12,287             $11,978
9/30/93             $11,720             $12,669             $12,546             $12,221
12/31/93            $11,702             $12,963             $12,565             $12,360
3/31/94             $11,716             $12,471             $12,332             $12,102
6/30/94             $11,520             $12,524             $12,263             $12,119
9/30/94             $11,789             $13,135             $12,358             $12,420
12/31/94            $11,824             $13,132             $12,345             $12,448
3/31/95             $12,192             $14,410             $12,859             $13,176
6/30/95             $12,985             $15,783             $13,459             $13,963
9/30/95             $13,512             $17,037             $13,668             $14,531
12/31/95            $13,805             $18,062             $14,125             $15,114
3/31/96             $13,983             $19,032             $14,028             $15,434
6/30/96             $14,324             $19,885             $14,122             $15,792
9/30/96             $14,649             $20,499             $14,365             $16,136
12/31/96            $15,082             $22,207             $14,697             $16,864
3/31/97             $14,798             $22,804             $14,694             $17,087
6/30/97             $16,087             $26,781             $15,104             $18,515
9/30/97             $16,938             $28,787             $15,491             $19,306
12/31/97            $17,016             $29,613             $15,833             $19,748
3/31/98             $18,016             $33,742             $16,072             $21,020
6/30/98             $18,793             $34,862             $16,370             $21,505
9/30/98             $18,131             $31,404             $17,134             $21,103
12/31/98            $19,938             $38,047             $17,177             $22,966

$10,000 investment made 8/1/91

The graph at left shows the growth of a $10,000 investment over the life of the fund, while the graph below shows the fund's year-by-year performance. The blended index is provided for comparison in each graph, while the S&P 500 and the Lehman Intermediate Government Index are provided for comparison in the graph at left. VP Advantage's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not. Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

[bar chart - data below]
ONE-YEAR RETURNS OVER LIFE OF FUND (PERIODS ENDED DECEMBER 31)

                  VP Advantage        Blended Index
DATE                 RETURN             RETURN
12/31/91*            13.81%              7.49%
12/31/92             -3.76%              6.52%
12/31/93              6.84%              7.91%
12/31/94              1.03%              0.69%
12/31/95             16.75%             21.92%
12/31/96              9.25%             11.83%
12/31/97             12.83%             17.47%
12/31/98             17.19%             15.80%

* 8/1/91 (inception) through 12/31/91


                                                  www.americancentury.com      5


VP Advantage--Q&A
--------------------------------------------------------------------------------
/photo of John Skyora, Jim Stowers III, Bruce Wimberly/
Equity team: John Sykora, Jim Stowers III, Bruce Wimberly

/photo of Bud Hoops and Jeff Houston/
Fixed-income team: Bud Hoops, Jeff Houston

     Based on interviews with Bruce Wimberly and Jeff Houston, portfolio managers on the VP Advantage fund investment teams.

HOW DID THE FUND PERFORM IN 1998?

     VP Advantage enjoyed an excellent year. In a volatile period that underscored the value of a diversified investment approach, VP Advantage's domestic portfolio of approximately 40% stocks, 40% bonds, and 20% money market securities posted a solid 17.19% total return. This gain, the best calendar-year performance since the fund's inception in 1991, reflected the blended returns of the fund's three core portfolios. VP Advantage's stock, bond, and money market holdings returned 32.18%, 7.49%, and 4.53%, respectively.

     VP Advantage's benchmark (a blended index that combines the S&P 500, the Lehman Intermediate Government Bond Index, and a 90-day Treasury bill index in the same 40/40/20 proportions as the asset mix of the portfolio) returned 15.80%. This reflected the combined returns of the S&P 500, the Lehman index, and the Treasury bill index, which were 28.68%, 8.49%, and 4.88%, respectively.

WHY DID THE FUND BEAT THE BLENDED INDEX?

     The main reason was the performance of VP Advantage's stock portfolio versus its benchmark, the S&P 500. The S&P 500 had its fourth straight excellent year in 1998, returning almost 30%. But VP Advantage's stock portfolio performed even better, returning over 32%. Good stock selection helped the fund outperform the index. Our performance was driven in part by concentrated holdings in sectors and companies that demonstrated growth and investor appeal. Compared with the index, VP Advantage was overweighted in the pharmaceutical, telecommunications, and computer software sectors, all of which performed very well.

WHAT OTHER FACTORS AFFECTED THE RETURNS OF THE EQUITY PORTFOLIO?

     Large, high-quality growth stocks fared well in 1998. Companies with dominant market franchises and visible earnings were especially good performers. Not surprisingly, large-cap growth stocks such as Microsoft, General Electric, Pfizer (makers of Viagra), MCI WorldCom, Bristol-Myers Squibb

[left margin]

"VP ADVANTAGE'S STOCK, BOND, AND MONEY MARKET HOLDINGS RETURNED 32.18%, 7.49%, AND 4.53%, RESPECTIVELY."

[pie charts - data below]

TYPES OF INVESTMENTS IN THE PORTFOLIO

AS OF DECEMBER 31, 1998
U.S. Treasury
  Securities           38%
Common Stocks          38%
Cash                   21%
Mortgage-Backed
  Securities            2%
U.S. Govt. Agency
  Securities            1%

AS OF JUNE 30, 1998
U.S. Treasury
  Securities           36%
Common Stocks          42%
Cash                   19%
Mortgage-Backed
  Securities            2%
U.S. Govt. Agency
  Securities            1%


6      1-800-345-3533


VP Advantage--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

(makers of Excedrin, Bufferin, and Comtrex), America Online (AOL), and Tele-Communications (TCI, the cable television company) were among the fund's top performers for the period. They were also among VP Advantage's largest holdings as of December 31.

     VP Advantage's top-performing stock was AOL, which gained over 600% in 1998. Accelerating growth in membership, usage, and advertising revenues made AOL attractive, as well as its acquisition of one of its competitors, Netscape. AOL also became the first Internet stock added to the S&P 500.

     Two telecommunications companies --MCI WorldCom and TCI--were among VP Advantage's top performers. MCI WorldCom was one of several long-distance carriers that benefited from merger activity and services expansion, which helped boost stock prices and build new business. Similarly, the cable industry experienced growth through strategic alliances and offered a rich menu of new products, including Internet and telephone services.

WHICH STOCKS OR INDUSTRIES HURT PERFORMANCE?

     Our bank holdings underperformed. Money center banks such as Chase Manhattan, Citigroup, and BankAmerica saw their share prices fall amid concerns about their exposure to the economic turmoil in Asia, Russia, and Latin America

     Energy services, such as oil drilling and oil drilling equipment companies, also had a difficult year. Falling oil prices hurt these stocks.

     The holding with the biggest negative impact on the portfolio was Cendant. As we discussed in the June 30 semiannual report, the shares of this franchising business (which owns names such as Ramada Inns, Howard Johnson's, and Coldwell Banker) fell significantly because of accounting irregularities. We eventually eliminated the holding entirely.

WHAT FACTORS AFFECTED THE PERFORMANCE OF THE FIXED-INCOME PORTFOLIO?

     The most important factor was that U.S. bonds in general rallied in 1998. Inflation remained low and economic conditions threatened to weaken, causing interest rates to fall. Also, for the first time in the 1990s, the usually staid U.S. Treasury market outperformed all other types of U.S. bonds. The benchmark 30-year Treasury bond yield fell from 5.93% to 5.09% as Treasury bond prices rose. (Remember that bond prices move inversely to bond yields--falling yields usually translate into higher prices and favorable total returns).

     Treasury bonds outperformed bonds with traditionally higher yields (such as corporates and mortgage-backeds) and municipal bonds because Treasurys benefited from a "flight to quality" as stocks plunged in the third quarter. On the other hand, corporate bonds, like stocks, were negatively affected by concerns about corporate profits, while increased mortgage and municipal refinancing as interest rates fell hurt mortgage-backed and municipal securities.

     Overall, VP Advantage's fixed-income portfolio did what it was supposed to do, matching the return of its benchmark before expenses.

[right margin]

TOP TEN STOCK HOLDINGS
                              % OF EQUITY PORTFOLIO
                              AS OF             AS OF
                            12/31/98           6/30/98
AMERICA ONLINE INC.           7.5%               2.7%
MCI WORLDCOM, INC.(1)         6.1%               2.1%(2)
MICROSOFT CORP.               5.4%                --
TELE-COMMUNICATIONS,
     INC. CL A                5.0%               3.3%
BRISTOL-MYERS
     SQUIBB CO.               4.8%               3.3%
GENERAL ELECTRIC CO.
     (U.S.)                   4.2%               5.0%
JOHNSON & JOHNSON             3.9%                --
PFIZER, INC.                  3.9%               1.2%
TIME WARNER INC.              3.8%               1.3%
CARDINAL HEALTH, INC.         3.5%               1.3%

TOP FIVE STOCK INDUSTRIES
                              % OF EQUITY PORTFOLIO
                              AS OF             AS OF
                            12/31/98           6/30/98
PHARMACEUTICALS               20.3%              7.6%
TELEPHONE
     COMMUNICATIONS           14.5%              7.3%
COMPUTER SOFTWARE
     & SERVICES               13.7%              6.7%
DIVERSIFIED COMPANIES          5.8%              9.7%
BROADCASTING &
     MEDIA                     5.3%              9.7%

(1) WorldCom, Inc. acquired MCI Communications on 9/15/98. The new name is MCI WorldCom, Inc.

(2)  Represents percentage of WorldCom, Inc. shares owned by the fund.


                                                  www.americancentury.com      7


VP Advantage--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

WHAT'S YOUR OUTLOOK FOR THE U.S. ECONOMY AND THE MARKETS?

     By cutting short-term interest rates three times from September to November in 1998, we believe the Federal Reserve accomplished four important things:

     1. Demonstrated its willingness to help support the weakened global economy;

     2. Showed its concern about the vulnerability of the U.S. economy;

     3. Took aggressive steps against recession by stimulating borrowing and spending; and

     4. Restored confidence to the U.S. markets, and even more importantly, to U.S. consumers, who are key to economic growth.

     The U.S. economy remains vulnerable to financial events overseas, but it also has underlying strength that has been bolstered by the Fed. As a result, many economic pundits predict a "controlled slowdown" for the U.S. in 1999, not a recession. They see slower economic growth, continued low inflation, and more interest rate stability. Low inflation should help provide a good environment for both stocks and bonds.

WHAT'S YOUR OUTLOOK FOR VP ADVANTAGE?

     The main thing we want to emphasize is that shareholders shouldn't expect another year quite like 1998, when many factors aligned favorably for the fund. The portfolio was focused primarily on large-cap growth stocks and Treasury securities, and both performed very well. It's not realistic to expect another 30% return from the equity portfolio, and it would require an unexpectedly strong deterioration of U.S. economic conditions for Treasury yields to fall as much in 1999 as they did in 1998.

     We believe continued low inflation and economic strength in the U.S. could lead to additional positive returns for the fund, but probably not on the scale experienced in 1998. VP Advantage's return in 1998 simply isn't sustainable for a moderate-risk fund that holds more bonds and money market securities than stocks. The fund's diversification, though, does mean that it should be relatively cushioned against major declines in the stock market, such as the one experienced in the third quarter of 1998.

[left margin]

"WE BELIEVE CONTINUED LOW INFLATION AND ECONOMIC STRENGTH IN THE U.S. COULD LEAD TO ADDITIONAL POSITIVE RETURNS FOR THE FUND, BUT PROBABLY NOT ON THE SCALE EXPERIENCED IN 1998."

FIXED-INCOME PORTFOLIO
                                                AS OF             AS OF
                                               12/31/98         12/31/97
PORTFOLIO SENSITIVITY TO INTEREST RATES
  WEIGHTED AVERAGE MATURITY                   5.7 YEARS         4.5 YEARS
  DURATION                                    4.0 YEARS         3.6 YEARS

PORTFOLIO CREDIT QUALITY                      % OF FIXED-INCOME PORTFOLIO
  (S&P RATINGS)
       AAA                                       100%             100%

Investment terms are defined in the Glossary on page 21.


8      1-800-345-3533


VP Advantage--Schedule of Investments
--------------------------------------------------------------------------------

DECEMBER 31, 1998

Shares                                                                Value
--------------------------------------------------------------------------------
COMMON STOCKS--38.4%
BANKING--0.2%
                     900   Chase Manhattan Corp.                   $   61,253
                                                                 -------------
BROADCASTING & MEDIA--2.0%
                   4,925   Outdoor Systems, Inc.(1)                   147,750
                   6,200   Time Warner Inc.                           384,788
                                                                 -------------
                                                                      532,538
                                                                 -------------
COMPUTER PERIPHERALS--0.9%
                   2,600   Cisco Systems Inc.(1)                      241,394
                                                                 -------------
COMPUTER SOFTWARE & SERVICES--5.3%
                   4,700   America Online Inc.                        752,000
                   1,100   Compuware Corp.(1)                          85,903
                   3,900   Microsoft Corp.(1)                         540,272
                                                                 -------------
                                                                    1,378,175
                                                                 -------------
COMPUTER SYSTEMS--1.8%
                   2,200   Dell Computer Corp.(1)                     161,081
                   1,700   International Business
                              Machines Corp.                          314,075
                                                                 -------------
                                                                      475,156
                                                                 -------------
CONSUMER PRODUCTS--0.9%
                   1,600   Gillette Company                            77,300
                   1,800   Procter & Gamble Co. (The)                 164,363
                                                                 -------------
                                                                      241,663
                                                                 -------------
DIVERSIFIED COMPANIES--2.2%
                   4,100   General Electric Co. (U.S.)                418,456
                   2,200   Tyco International Ltd.                    165,963
                                                                 -------------
                                                                      584,419
                                                                 -------------
ELECTRICAL & ELECTRONIC
COMPONENTS--1.2%
                   2,700   Intel Corp.                                320,034
                                                                 -------------
ENVIRONMENTAL SERVICES--0.3%
                   1,600   Waste Management, Inc.                      74,600
                                                                 -------------
FINANCIAL SERVICES--1.8%
                     800   American Express Co.                        81,800
                   1,700   CIT Group Holdings, Inc.
                              (The) Cl A                               54,081
                   4,500   Fannie Mae                                 333,000
                                                                 -------------
                                                                      468,881
                                                                 -------------
FOOD & BEVERAGE--0.4%
                   1,400   Coca-Cola Company (The)                     93,625
                                                                 -------------

Shares                                                                Value
--------------------------------------------------------------------------------
HEALTHCARE--1.4%
                   4,675   Cardinal Health, Inc.                  $   354,716
                                                                 -------------
INSURANCE--1.6%
                   3,600   American International Group, Inc.         347,850
                     800   SunAmerica, Inc.                            64,900
                                                                 -------------
                                                                      412,750
                                                                 -------------
LEISURE--0.7%
                   2,600   Viacom, Inc. Cl B(1)                       192,400
                                                                 -------------
MEDICAL EQUIPMENT & SUPPLIES--1.4%
                     700   Guidant Corp.                               77,175
                   3,900   Medtronic, Inc.                            289,575
                                                                 -------------
                                                                      366,750
                                                                 -------------
PHARMACEUTICALS--7.8%
                   3,600   Bristol-Myers Squibb Co.                   481,725
                   4,700   Johnson & Johnson                          394,213
                   2,100   Merck & Co., Inc.                          310,144
                   3,100   Pfizer, Inc.                               388,856
                   4,400   Schering-Plough Corp.                      243,100
                   3,000   Warner-Lambert Co.                         225,563
                                                                 -------------
                                                                    2,043,601
                                                                 -------------
PRINTING & PUBLISHING--0.5%
                   1,300   McGraw-Hill Companies,
                              Inc. (The)                              132,438
                                                                 -------------
RETAIL (GENERAL MERCHANDISE)--1.3%
                   1,500   Costco Companies, Inc.(1)                  108,516
                   2,700   Wal-Mart Stores, Inc.                      219,881
                                                                 -------------
                                                                      328,397
                                                                 -------------
RETAIL (SPECIALTY)--0.4%
                   1,600   Home Depot, Inc.                            97,900
                                                                 -------------
TELEPHONE COMMUNICATIONS--5.6%
                   1,700   Bell Atlantic Corp.                         90,100
                   2,400   BellSouth Corp.                            119,700
                   8,500   MCI WorldCom, Inc.(1)                      610,141
                   2,600   SBC Communications Inc.                    139,425
                   9,100   Tele-Communications, Inc. Cl A(1)          503,628
                                                                 -------------
                                                                    1,462,994
                                                                 -------------
TOBACCO--0.7%
                   3,600   Philip Morris Companies Inc.               192,600
                                                                 -------------
TOTAL COMMON STOCKS                                                10,056,284
                                                                 -------------
     (Cost $6,299,052)

See Notes to Financial Statements


                                                  www.americancentury.com      9


VP Advantage --Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
DECEMBER 31, 1998

Principal Amount                                                      Value
--------------------------------------------------------------------------------
 U.S. TREASURY SECURITIES--37.5%
              $1,000,000   U.S. Treasury Notes, 7.75%,
                              1/31/00                             $ 1,032,150
               1,000,000   U.S. Treasury Notes, 5.75%,
                              10/31/00                              1,019,790
                 200,000   U.S. Treasury Notes, 5.625%,
                              11/30/00                                203,650
                 150,000   U.S. Treasury Notes, 5.50%,
                              12/31/00                                152,565
                 400,000   U.S. Treasury Notes, 6.625%,
                              6/30/01                                 418,844
                 250,000   U.S. Treasury Notes, 6.375%,
                              9/30/01                                 261,135
                 300,000   U.S. Treasury Notes, 6.25%,
                              1/31/02                                 313,587
               1,200,000   U.S. Treasury Notes, 6.50%,
                              5/31/02                               1,268,304
               1,000,000   U.S. Treasury Notes, 7.875%,
                              11/15/04                              1,158,730
               2,000,000   U.S. Treasury Notes, 6.50%,
                              8/15/05                               2,200,120
                 300,000   U.S. Treasury Notes, 5.875%,
                              11/15/05                                320,634
                 800,000   U.S. Treasury Notes, 6.50%,
                              10/15/06                                890,080
                 400,000   U.S. Treasury Bonds, 9.125%,
                              5/15/18                                 578,156
                                                                 -------------
TOTAL U.S. TREASURY SECURITIES                                      9,817,745
                                                                 -------------
   (Cost $9,397,804)

U.S. GOVERNMENT AGENCY DISCOUNT NOTES(2)--1.2%
                 300,000   FHLB Discount Notes, 4.30%,
                              1/4/99                                  300,000
                                                                 -------------
   (Cost $299,892)


Principal Amount                                                      Value
--------------------------------------------------------------------------------
MORTGAGE-BACKED SECURITIES(3)--1.9%
              $  484,157   FNMA Pool #426431, 6.50%,
                              6/1/13                              $   491,726
                                                                 -------------
   (Cost $486,578)

TEMPORARY CASH INVESTMENTS--21.0%
   Repurchase Agreement, BA Security Services,
    Inc., (U.S. Treasury obligations), in a joint
    trading account at 4.73%, dated 12/31/98,
    due 1/4/99 (Delivery value $1,300,683)                          1,300,000
   Repurchase Agreement, Merrill Lynch & Co.,
    Inc., (U.S. Treasury obligations), in a joint
    trading account at 4.75%, dated 12/31/98,
    due 1/4/99 (Delivery value $1,300,686)                          1,300,000
   Repurchase Agreement, Morgan Stanley Group,
    Inc., (U.S. Treasury obligations), in a joint
    trading account at 4.62%, dated 12/31/98,
    due 1/4/99 (Delivery value $1,300,667)                          1,300,000
   Repurchase Agreement, State Street Boston
    Corp., (U.S. Treasury obligations), in a joint
    trading account at 4.80%, dated 12/31/98,
    due 1/4/99 (Delivery value $1,300,693)                          1,300,000
   Units of Participation in Chase Vista U.S.
    Government Money Market Fund
    (Institutional Shares)                                            300,000
                                                                 -------------
TOTAL TEMPORARY CASH INVESTMENTS                                    5,500,000
                                                                 -------------
   (Cost $5,500,000)

TOTAL INVESTMENT SECURITIES--100.0%                               $26,165,755
                                                                 =============
   (Cost $21,983,326)

NOTES TO SCHEDULE OF INVESTMENTS

FHLB = Federal Home Loan Bank

FNMA = Federal National Mortgage Association

(1)  Non-income producing.

(2) The rates for U.S. Government Agency discount notes are the yield to maturity at purchase.

(3) Final maturity indicated. Expected remaining maturity used for purposes of calculating the weighted average portfolio maturity.

--------------------------------------------------------------------------------
UNDERSTANDING THE SCHEDULE OF INVESTMENTS--This schedule shows you which investments your fund owned on the last day of the reporting period.

The schedule includes:

* a list of each investment

* the number of shares of each stock or the principal amount of each bond

* the market value of each investment

* the percentage of investments in each industry, as applicable

* the percent and dollar breakdown of each investment category

                                              See Notes to Financial Statements


10      1-800-345-3533


Statement of Assets and Liabilities
--------------------------------------------------------------------------------

DECEMBER 31, 1998

ASSETS
Investment securities, at value
  (identified cost of $21,983,326)
  (Note 3) ................................................         $ 26,165,755
Cash ......................................................               40,787
Dividends and interest receivable .........................              149,203
                                                                    ------------
                                                                      26,355,745

LIABILITIES
Payable for capital shares redeemed .......................               25,373
Accrued management fees (Note 2) ..........................               21,902
                                                                    ------------
                                                                          47,275
                                                                    ------------
Net Assets ................................................         $ 26,308,470
                                                                    ============

CAPITAL SHARES, $0.01 PAR VALUE
Authorized ................................................          200,000,000
                                                                    ============
Outstanding ...............................................            3,792,029
                                                                    ============
Net Asset Value Per Share .................................         $       6.94
                                                                    ============

NET ASSETS CONSIST OF:
Capital (par value and paid-in surplus) ...................         $ 19,829,590
Undistributed net investment income .......................              691,174
Accumulated undistributed net
  realized gain from investments ..........................            1,605,277
Net unrealized appreciation
  on investments (Note 3) .................................            4,182,429
                                                                    ------------

                                                                    $ 26,308,470
                                                                    ============

--------------------------------------------------------------------------------
UNDERSTANDING THE STATEMENT OF ASSETS AND LIABILITIES--This statement details what the fund owns (assets), what it owes (liabilities), and its net assets as of the last day of the period. If you subtract what the fund owes from what it owns, you get the fund's net assets. The net assets divided by the total number of fund shares outstanding gives you the price of an individual share, or the net asset value per share.

NET ASSETS are also broken down by capital (money invested by shareholders); net investment income not yet paid to shareholders or net investment losses, if any; net gains earned on investments but not yet paid to shareholders or net losses on investments (known as realized gains or losses); and finally, gains or losses on securities still owned by the fund (known as unrealized appreciation or depreciation). This breakdown tells you the value of net assets that are performance-related, such as investment gains or losses, and the value of net assets that are not related to performance, such as shareholder investments and redemptions.

See Notes to Financial Statements


                                                 www.americancentury.com      11


Statement of Operations
--------------------------------------------------------------------------------

YEAR ENDED DECEMBER 31, 1998

INVESTMENT INCOME
Income:
Interest ..................................................           $  878,688
Dividends .................................................               69,101
                                                                      ----------
                                                                         947,789
                                                                      ----------
Expenses (Note 2):
Management fees ...........................................              253,470
Directors' fees and expenses ..............................                  227
                                                                      ----------
                                                                         253,697
                                                                      ----------
Net investment income .....................................              694,092
                                                                      ----------

REALIZED AND UNREALIZED
GAIN ON INVESTMENTS (NOTE 3)
Net realized gain on investments ..........................            1,680,064
Change in net unrealized
  appreciation on investments .............................            1,644,573
                                                                      ----------
Net realized and unrealized
  gain on investments .....................................            3,324,637
                                                                      ----------
Net Increase in Net Assets
  Resulting from Operations ...............................           $4,018,729
                                                                      ==========

--------------------------------------------------------------------------------
UNDERSTANDING THE STATEMENT OF OPERATIONS--This statement breaks down how the fund's net assets changed during the period as a result of the fund's operations. It tells you how much money the fund made or lost after taking into account income, fees and expenses, and investment gains or losses. It does not include shareholder transactions and distributions.

Fund OPERATIONS include:

* income earned from investments (dividends and interest)

* management fees and other expenses

* gains or losses from selling investments (known as realized gains or losses)

* gains or losses on current fund holdings (known as unrealized appreciation or depreciation)

                                              See Notes to Financial Statements


12      1-800-345-3533


Statements of Changes in Net Assets
--------------------------------------------------------------------------------

YEARS ENDED DECEMBER 31, 1998 AND DECEMBER 31, 1997

Increase in Net Assets                                 1998             1997

OPERATIONS
Net investment income ......................     $    694,092      $    721,293
Net realized gain on investments ...........        1,680,064         2,010,080
Change in net unrealized
  appreciation on investments ..............        1,644,573           346,996
                                                 ------------      ------------
Net increase in net assets
  resulting from operations ................        4,018,729         3,078,369
                                                 ------------      ------------

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income .................         (550,641)         (389,326)
From net realized gains from
  investment transactions ..................       (2,071,936)       (1,349,891)
                                                 ------------      ------------
Decrease in net assets
  from distributions .......................       (2,622,577)       (1,739,217)
                                                 ------------      ------------

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold ..................        1,310,979           918,761
Proceeds from reinvestment
  of distributions .........................        2,622,577         1,739,217
Payments for shares redeemed ...............       (4,265,031)       (3,983,245)
                                                 ------------      ------------
Net decrease in net assets
  from capital share transactions ..........         (331,475)       (1,325,267)
                                                 ------------      ------------
Net increase in net assets .................        1,064,677            13,885

NET ASSETS
Beginning of year ..........................       25,243,793        25,229,908
                                                 ------------      ------------
End of year ................................     $ 26,308,470      $ 25,243,793
                                                 ============      ============
Undistributed net
   investment income .......................     $    691,174      $    540,483
                                                 ============      ============

TRANSACTIONS IN SHARES OF THE FUND
Sold .......................................          203,590           144,345
Issued in reinvestment
  of distributions .........................          423,680           295,333
Redeemed ...................................         (657,844)         (628,781)
                                                 ------------      ------------
Net decrease ...............................          (30,574)         (189,103)
                                                 ============      ============

--------------------------------------------------------------------------------
UNDERSTANDING THE STATEMENTS OF CHANGES IN NET ASSETS--These statements show how the fund's net assets changed over the past two reporting periods. It details how much a fund grew or shrank as a result of:

* operations--a summary of the Statement of Operations from the previous page for the most recent period

* distributions--income and gains distributed to shareholders

* capital share transactions--shareholders' purchases, reinvestments, and redemptions

Net assets at the beginning of the period plus the sum of operations, distributions to shareholders and capital share transactions result in net assets at the end of the period.

See Notes to Financial Statements


                                                 www.americancentury.com      13


Notes to Financial Statements
--------------------------------------------------------------------------------

DECEMBER 31, 1998

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     ORGANIZATION -- American Century Variable Portfolios, Inc., (the Corporation) is registered under the Investment Company Act of 1940 as an open-end diversified management investment company. American Century VP Advantage, (the Fund) is one of the six series of funds issued by the Corporation. The Fund's investment objective is current income and capital growth. The Fund seeks to achieve its investment objective by investing approximately 20% of the Fund's assets in cash or cash equivalents, 40% in fixed income securities and 40% in equity securities that are considered by management to have better-than-average prospects for appreciation. The following significant accounting policies are in accordance with generally accepted accounting principles.

     SECURITY VALUATIONS -- Portfolio securities traded primarily on a principal securities exchange are valued at the last reported sales price, or the mean of the latest bid and asked prices where no last sales price is available. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices or, in the case of certain foreign securities, at the last reported sales price, depending on local convention or regulation. Debt securities not traded on a principal securities exchange are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Directors.

     SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

     INVESTMENT INCOME -- Dividend income less foreign taxes withheld (if any) is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

     REPURCHASE AGREEMENTS -- The Fund may enter into repurchase agreements with institutions that the Fund's investment manager, American Century Investment Management, Inc. (ACIM), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The Fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the Fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the Fund under each repurchase agreement.

     JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having management agreements with ACIM, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

     INCOME TAX STATUS -- It is the policy of the Fund to distribute all taxable income and capital gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

     DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized gains are declared and paid annually.

     The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net capital gains and losses for financial statement and tax purposes and may result in reclassification among certain capital accounts.

     ADDITIONAL   INFORMATION   --  Funds   Distributor,   Inc.   (FDI)  is  the
Corporation's distributor. Certain officers of FDI are also officers of the Corporation.


14      1-800-345-3533


Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)

DECEMBER 31, 1998

--------------------------------------------------------------------------------
2. TRANSACTIONS WITH RELATED PARTIES

     The Corporation has entered into a Management Agreement with ACIM, that provides the Fund with investment advisory and management services in exchange for a single, unified fee. The Agreement provides that all expenses of the Fund, except brokerage commissions, taxes, interest, expenses of those directors who are not considered "interested persons" as defined in the Investment Company Act of 1940 (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed daily and paid monthly based on the Fund's average daily closing net assets during the previous month. The annual management fee for the Fund is 1.00%.

     Certain officers and directors of the Corporation are also officers and/or directors, and, as a group, controlling stockholders of American Century Companies, Inc., the parent of the Corporation's investment manager, ACIM, and the Corporation's transfer agent, American Century Services Corporation.

--------------------------------------------------------------------------------
3. INVESTMENT TRANSACTIONS

     Purchases of investment securities, excluding short-term investments, totaled $16,431,008, including purchases of U.S. Treasury and Agency obligations totaling $4,231,577. Sales of investment securities, excluding short-term investments, totaled $19,201,237 including sales of U.S. Treasury and Agency obligations totaling $4,496,880.

     As of December 31, 1998, accumulated net unrealized appreciation was $4,156,795, based on the aggregate cost of investments for federal income tax purposes of $22,008,960, which consisted of unrealized appreciation of $4,162,884 and unrealized depreciation of $6,089.

--------------------------------------------------------------------------------
4. BANK LOANS

     Effective December 18, 1998, the Fund, along with certain other funds managed by ACIM, entered into an unsecured $570,000,000 bank line of credit agreement with Chase Manhattan. Borrowings under the agreement bear interest at the Federal Funds rate plus 0.40%. The Fund may borrow money for temporary or emergency purposes to fund shareholder redemptions. The Fund did not borrow from the line during the period ended December 31, 1998.


                                                 www.americancentury.com      15


VP Advantage--Financial Highlights
--------------------------------------------------------------------------------

                 FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED DECEMBER 31

                                          1998            1997           1996           1995             1994
PER-SHARE DATA

Net Asset Value, Beginning of Year ...$     6.60      $     6.29      $     6.19      $     5.48      $     5.57
                                      ----------      ----------      ----------      ----------      ----------
Income From Investment Operations
  Net Investment Income ..............      0.19            0.19            0.20            0.20            0.15
  Net Realized and Unrealized
  Gain (Loss) on Investment
  Transactions .......................      0.86            0.56            0.34            0.71           (0.09)
                                      ----------      ----------      ----------      ----------      ----------
  Total From Investment Operations ...      1.05            0.75            0.54            0.91            0.06
                                      ----------      ----------      ----------      ----------      ----------
Distributions
  From Net Investment Income .........     (0.15)          (0.10)          (0.15)          (0.20)          (0.15)
  From Net Realized Gains on
  Investment Transactions ............     (0.56)          (0.34)          (0.29)           --              --
                                      ----------      ----------      ----------      ----------      ----------
  Total Distributions ................     (0.71)          (0.44)          (0.44)          (0.20)          (0.15)
                                      ----------      ----------      ----------      ----------      ----------
Net Asset Value, End of Year .........$     6.94      $     6.60      $     6.29      $     6.19      $     5.48
                                      ==========      ==========      ==========      ==========      ==========
  Total Return(1) ....................     17.19%          12.83%           9.25%          16.75%           1.03%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average Net Assets ..............      1.00%           0.99%           0.98%           0.95%           1.00%
Ratio of Net Investment Income
  to Average Net Assets ..............      2.74%           2.85%           3.10%           3.32%           2.65%
Portfolio Turnover Rate ..............        82%             69%             80%             99%             57%
Net Assets, End of Year
  (in thousands) .....................$   26,308      $   25,244      $   25,230      $   24,037      $   22,413

(1)  Total  return   assumes   reinvestment   of  dividends  and  capital  gains
     distributions, if any.

--------------------------------------------------------------------------------
UNDERSTANDING THE FINANCIAL HIGHLIGHTS--This statement itemizes current period activity and statistics and provides comparison data for the last five fiscal years.

On a per-share basis, it includes:

* share price at the beginning of the period

* investment income and capital gains or losses

* income and capital gains distributions paid to shareholders

* share price at the end of the period

It also includes some key statistics for the period:

* total return--the overall percentage return of the fund, assuming reinvestment of all distributions

* expense ratio--operating expenses as a percentage of average net assets

* net income ratio--net investment income as a percentage of average net assets

* portfolio turnover--the percentage of the portfolio that was replaced during the period

                                              See Notes to Financial Statements


16      1-800-345-3533


Independent Auditors' Report
--------------------------------------------------------------------------------

The Board of Directors and Shareholders,
American Century Variable Portfolios, Inc:

   We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of American Century VP Advantage (the "Fund"), one of the funds comprising American Century Variable Portfolios, Inc., as of December 31, 1998, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1998 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of American Century VP Advantage as of December 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Kansas City, Missouri
February 5, 1999


                                                 www.americancentury.com      17


Proxy Voting Results
--------------------------------------------------------------------------------

     An annual meeting of shareholders was held on November 16, 1998, to vote on the following proposals. All of the proposals received the required majority of votes and were adopted. A summary of voting results is listed below each proposal.

PROPOSAL 1:

     To elect a Board of Directors of nine members to hold office for the ensuing year or until their successors are elected and qualified.

     James E. Stowers, Jr.
     For:                              3,840,366
     Withheld:                               948

     James E. Stowers III
     For:                              3,841,305
     Withheld:                                 9

     Thomas A. Brown
     For:                              3,841,305
     Withheld:                                 9

     Robert W. Doering, M.D.
     For:                              3,841,305
     Withheld:                                 9

     Andrea C. Hall, Ph.D.
     For:                              3,841,305
     Withheld:                                 9

     D.D. (Del) Hock
     For:                              3,841,305
     Withheld:                                 9

     Donald H. Pratt
     For:                              3,841,305
     Withheld:                                 9

     Lloyd T. Silver, Jr.
     For:                              3,840,366
     Withheld:                               948

     M. Jeannine Strandjord
     For:                              3,841,305
     Withheld:                                 9

PROPOSAL 2:

     To approve a Management Agreement with American Century Investment Management, Inc.

     For:                              3,637,645
     Against:                             47,639
     Abstain:                            156,030

PROPOSAL 3:

     To approve the selection by the Board of Directors of Deloitte & Touche LLP as independent auditors for the Corporation.

     For:                              3,682,379
     Against:                             30,485
     Abstain:                            128,450

PROPOSAL 4:

     To vote on the adoption of standardized investment limitations for the following items:

* Eliminate the fundamental investment limitation concerning diversification of investments.

     For:                              3,544,386
     Against:                            119,015
     Abstain:                            177,913

* Amend the fundamental investment limitation concerning the issuance of senior securities.

     For:                              3,544,611
     Against:                            118,513
     Abstain:                            178,190

*    Amend the fundamental investment limitation concerning borrowing.

     For:                              3,542,095
     Against:                            121,029
     Abstain:                            178,190


18      1-800-345-3533


Proxy Voting Results
--------------------------------------------------------------------------------
                                                                    (Continued)

*    Amend the fundamental investment limitation concerning lending.

     For:                              3,536,198
     Against:                            126,926
     Abstain:                            178,190

* Amend the fundamental investment limitation concerning investing for control and concentration of investments in a particular industry.

     For:                              3,544,611
     Against:                            118,513
     Abstain:                            178,190

* Eliminate the fundamental investment limitation regarding investments in illiquid securities.

     For:                              3,544,611
     Against:                            118,513
     Abstain:                            178,190

* Eliminate the fundamental limitation concerning investment in other investment companies.

     For:                              3,544,109
     Against:                            119,015
     Abstain:                            178,190

* Amend the fundamental investment limitation concerning investments in real estate.

     For:                              3,544,611
     Against:                            118,513
     Abstain:                            178,190

*    Amend the fundamental investment limitation concerning underwriting.

     For:                              3,544,109
     Against:                            119,015
     Abstain:                            178,190

*    Amend the fundamental investment limitation concerning commodities.

     For:                              3,544,109
     Against:                            119,015
     Abstain:                            178,190

* Eliminate the fundamental limitation concerning investments in issuers with less than three years of continuous operations.

     For:                              3,544,611
     Against:                            118,513
     Abstain:                            178,190

*    Eliminate  the  fundamental   limitation  concerning  short  sales,  margin
     purchases, and options.

     For:                              3,544,109
     Against:                            119,015
     Abstain:                            178,190


                                                 www.americancentury.com      19


Background Information
--------------------------------------------------------------------------------

INVESTMENT PHILOSOPHY AND POLICIES

     VP ADVANTAGE seeks to provide current income and capital growth. Under normal market conditions, the fund keeps about 40% of its assets in quality, intermediate-term U.S. bonds, 20% in U.S. government money market securities with a weighted average maturity of six months or less, and the remaining 40% in the stocks of firms considered by management to have better-than-average prospects for appreciation.

     We attempt to keep the fund's equity and bond portfolios fully invested at their respective percentages regardless of short-term market activity. Experience has shown that market gains can occur in unpredictable spurts and that missing those opportunities may significantly limit the potential for gain

     For the equity portfolio, the management team seeks to own successful companies, which we define as those with growing earnings and revenues.

     For the fixed-income portfolio, "quality first" is the rule. The management team seeks only investment-grade bonds and money market securities--those rated in the top four quality categories by nationally recognized statistical organizations.

     Each portfolio is managed by a team rather than one "star" manager. We believe this allows us to make better, more consistent management decisions.

COMPARATIVE INDICES

     The indices listed below are used in the report for fund performance comparisons. They are not investment products available for purchase.

     The BLENDED INDEX is considered the benchmark for VP Advantage. It combines three widely known indices in proportion to the asset mix of the fund. Accordingly, 40% of the index is represented by the Lehman Intermediate Government Bond Index, another 40% is represented by the S&P 500, and the remaining 20% is represented by a 90-day Treasury bill index.

     The LEHMAN INTERMEDIATE GOVERNMENT BOND INDEX is considered to represent the performance of a high-quality portfolio of intermediate-term U.S. Treasury and government agency bonds. The index is composed of over 800 U.S. Treasury and government agency securities with an average maturity of three to five years.

     The S&P 500 is a capitalization-weighted index of the stocks of 500 publicly-traded large-capitalization U.S. companies that are considered to be leading firms in leading industries. Created by Standard & Poor's Corporation, the index is viewed as a broad measure of U.S. stock performance.

     The 90-DAY TREASURY BILL INDEX is derived from secondary market interest rates as published by the Federal Reserve Bank.

[left margin]

INVESTMENT TEAM LEADERS
  EQUITY PORTFOLIO MANAGERS
     JIM STOWERS III
     BRUCE WIMBERLY
     JOHN SYKORA, CFA
  FIXED-INCOME PORTFOLIO MANAGERS
     BUD HOOPS
     JEFF HOUSTON, CFA

CREDIT RATING GUIDELINES

       CREDIT RATINGS ARE ISSUED BY INDEPENDENT RESEARCH COMPANIES SUCH AS STANDARD & POOR'S AND MOODY'S. RATINGS ARE BASED ON AN ISSUER'S FINANCIAL STRENGTH AND ABILITY TO PAY INTEREST AND PRINCIPAL IN A TIMELY MANNER.

       SECURITIES RATED AAA, AA, A, OR BBB ARE CONSIDERED "INVESTMENT-GRADE" SECURITIES, WHICH MEANS THEY ARE RELATIVELY SAFE FROM DEFAULT. SECURITIES RATED BB OR BELOW ARE CONSIDERED TO HAVE MORE SPECULATIVE CHARACTERISTICS.

       IT'S IMPORTANT TO NOTE THAT CREDIT RATINGS ARE SUBJECTIVE, REFLECTING THE OPINIONS OF THE RATING AGENCIES; THEY ARE NOT ABSOLUTE STANDARDS OF QUALITY.


20      1-800-345-3533


Glossary
--------------------------------------------------------------------------------

RETURNS

* TOTAL RETURN figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.

* AVERAGE ANNUAL RETURNS illustrate the annually compounded returns that would have produced the fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as year-by-year results. For fiscal year-by-year total returns, please refer to the "Financial Highlights" on page 16.

FIXED-INCOME TERMS

* CREDIT QUALITY reflects the financial strength of a debt security issuer and the likelihood of timely payment of interest and principal.

* DURATION is a measure of the sensitivity of a fixed-income portfolio to interest rate changes. It is a time-weighted average of the interest and principal payments of the securities in a portfolio. As the duration of a portfolio increases, the impact of a change in interest rates on the value of the portfolio also increases.

* STANDARD & POOR'S (S&P) is an independent rating company. The credit ratings issued by S&P reflect the perceived financial strength (credit quality) of debt issuers. Debt securities rated "investment grade" (deemed to be of high enough credit quality to be appropriate investments for banks and other institutions) by S&P are those rated BBB or higher (the highest rating is AAA).

* WEIGHTED AVERAGE MATURITY (WAM) is another measurement of the sensitivity of a fixed-income portfolio to interest rate changes. WAM indicates the average time until the securities in the portfolio mature, weighted by dollar amount. The longer the WAM, the more interest rate exposure and interest rate sensitivity the portfolio has.

EQUITY TERMS

* BLUE-CHIP STOCKS--generally considered to be the stocks of the most established companies in American industry. They are generally large, fairly stable companies that have demonstrated consistent earnings and usually have long-term growth potential. Examples include General Electric and Coca-Cola.

* CYCLICAL STOCKS--generally considered to be stocks whose price and earnings fluctuations tend to follow the ups and downs of the business cycle. Examples include the stocks of automobile manufacturers, steel producers, and textile operators.

* GROWTH STOCKS--generally considered to be the stocks of companies that have experienced above-average earnings growth and appear likely to continue such growth. These stocks often sell at high P/E ratios. Examples can include the stocks of high-tech, healthcare, and consumer staple companies.

* VALUE STOCKS--generally considered to be stocks that are purchased because they are relatively inexpensive. These stocks are typically characterized by low P/E ratios.

* LARGE-CAPITALIZATION ("LARGE-CAP") STOCKS--generally considered to be the stocks of companies with a market capitalization (the total value of a company's outstanding stock) of more than $5 billion. These tend to be the stocks that make up the Dow Jones Industrial Average and the S&P 500.

* MEDIUM-CAPITALIZATION ("MID-CAP") STOCKS--generally considered to be the stocks of companies with a market capitalization (the total value of a company's outstanding stock) between $1 billion and $5 billion. These tend to be the stocks that make up the S&P MidCap 400.

* SMALL-CAPITALIZATION ("SMALL-CAP") STOCKS--generally considered to be the stocks of companies with a market capitalization (the total value of a company's outstanding stock) of less than $1 billion. These tend to be the stocks that make up the Russell 2000 and the S&P SmallCap 600.


                                                 www.americancentury.com      21


Notes
--------------------------------------------------------------------------------


22      1-800-345-3533

Notes
--------------------------------------------------------------------------------


                                                 www.americancentury.com      23


Notes
--------------------------------------------------------------------------------


24      1-800-345-3533


[inside back cover]

AMERICAN CENTURY FUNDS
-------------------------------------------------------------------------------

BENHAM GROUP(reg.sm)

TAXABLE BOND FUNDS
U.S. TREASURY & GOVERNMENT
   Short-Term Treasury
   Short-Term Government
   GNMA
   Intermediate-Term Treasury
   Long-Term Treasury
   Inflation-Adjusted Treasury
   Target Maturities Trust: 2000
   Target Maturities Trust: 2005
   Target Maturities Trust: 2010
   Target Maturities Trust: 2015
   Target Maturities Trust: 2020
   Target Maturities Trust: 2025
CORPORATE & DIVERSIFIED
   Limited-Term Bond
   Intermediate-Term Bond
   Bond
   Premium Bond
   High-Yield Bond
INTERNATIONAL
   International Bond

TAX-FREE & MUNICIPAL BOND FUNDS
MULTIPLE-STATE
   Limited-Term Tax-Free
   Intermediate-Term Tax-Free
   Long-Term Tax-Free
   High-Yield Municipal
SINGLE-STATE
   Arizona Intermediate-Term Municipal
   California High-Yield Municipal
   California Insured Tax-Free
   California Intermediate-Term Tax-Free
   California Limited-Term Tax-Free
   California Long-Term Tax-Free
   Florida Intermediate-Term Municipal

MONEY MARKET FUNDS
TAXABLE
   Capital Preservation
   Government Agency Money Market
   Premium Capital Reserve
   Premium Government Reserve
   Prime Money Market
TAX-FREE & MUNICIPAL
   California Municipal Money Market
   California Tax-Free Money Market
   Florida Municipal Money Market
   Tax-Free Money Market

AMERICAN CENTURY(reg.sm) GROUP
ASSET ALLOCATION
   Strategic Allocation: Conservative
   Strategic Allocation: Moderate
   Strategic Allocation: Aggressive
BALANCED
   Balanced
CONSERVATIVE EQUITY
   Income and Growth
   Equity Income
   Value
   Equity Growth
SPECIALTY
   Utilities
   Real Estate
   Global Natural Resources
   Global Gold
SMALL CAP
   Small Cap Quantitative
   Small Cap Value

TWENTIETH CENTURY GROUP
GROWTH
   Select
   Heritage
   Growth
   Ultra
AGGRESSIVE GROWTH
   Vista
   Giftrust
   New Opportunities
INTERNATIONAL GROWTH
   International Growth
   International Discovery
   Emerging Markets
GLOBAL
   Global Growth

Please call for a prospectus or profile on any American Century fund. These documents contain important information including charges and expenses, and you should read them carefully before you invest or send money.


[right margin]

[american century logo(reg.sm)]
American
Century

P.O. BOX 419385
KANSAS CITY, MISSOURI
64141-6385

INVESTOR SERVICES:
1-800-345-3533

AUTOMATED INFORMATION LINE:
1-800-345-8765

TELECOMMUNICATIONS DEVICE FOR THE DEAF:
1-800-345-1833 OR 816-444-3485

FAX: 816-340-4360

INTERNET: WWW.AMERICANCENTURY.COM


AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.


INVESTMENT MANAGER
AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.
KANSAS CITY, MISSOURI


THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

FUNDS DISTRIBUTOR, INC.
(c) 1999 AMERICAN CENTURY SERVICES CORPORATION


[recycled logo]
Recycled


[back cover]


American Century Investments                                      BULK RATE
P.O. Box 419385                                               U.S. POSTAGE PAID
Kansas City, MO 64141-6385                                    AMERICAN CENTURY
www.americancentury.com                                           COMPANIES


9902                                                    Funds Distributor, Inc.
SH-BKT-15586                      (c)1999 American Century Services Corporation

[front cover]                                                 DECEMBER 31, 1998

ANNUAL REPORT
-------------------
AMERICAN CENTURY
VARIABLE PORTFOLIOS

                               [graphic of stairs]

VARIABLE INSURANCE FUNDS
------------------------
VP INCOME & GROWTH

                                                 [american century logo(reg.sm)]
                                                                        American
                                                                         Century
[inside front cover]

VARIABLE PORTFOLIOS
VP INCOME & GROWTH
-------------------------------------------------------------------------------


Our Message to You
-------------------------------------------------------------------------------
/photo of James E. Stowers III and James E. Stowers, Jr./
James E. Stowers III, seated, with James E. Stowers, Jr.

     On the whole, 1998 was an eventful but favorable year for U.S. stocks. It was a year of extremes--dramatic economic and financial problems in many regions of the world led to significant stock market volatility and a substantial decline in interest rates. Volatility was so rampant that the Federal Reserve (the U.S. central bank) cut interest rates three times to help stabilize markets worldwide.

     Amid the wild market fluctuations, many investors flocked to the perceived stability of the stocks of large companies, such as those represented in the S&P
500. Large-cap stocks have been the market leaders over the past several years. From 1995-98, the S&P 500 averaged a return of just over 30% a year--a compounded return of 190%.

     It's not surprising, then, that the stock market's influence on the U.S. economy has grown. Ten years ago, the average household had stock holdings that were worth about 80% of its annual income; today, these stock holdings are worth more than twice the average household's annual income (according to Lehman Brothers). This increase in wealth has had a significant effect on consumer behavior. Knowing that they have healthy reserves in the stock market, consumers are spending more of their paychecks. Because consumer spending accounts for two-thirds of U.S. economic growth, this trend has provided a major boost to the economy in recent years.

     But there is a corresponding downside to this "wealth effect." A stock market decline could cause consumers to curtail their spending and exacerbate an economic downturn. That possibility, combined with the increased stock market volatility over the past year, illustrates the importance of a diversified investment portfolio. Diversifying your assets among stocks, bonds, and money market funds can help weatherproof your portfolio against changes in the economic or investment climate.

     Looking ahead, one of the challenges in the coming year is preparation of the world's computer systems for the year 2000. At American Century, we're devoting substantial resources to this endeavor. Our technology team modified the computer code in our critical systems in 1998 and will be extensively testing the systems in 1999, including those involved with fund performance and dividend payments.

     In addition, our investment management team is busy gathering publicly available information about the year-2000 readiness of the issuers of securities owned by American Century funds.

     We appreciate your continued confidence in American Century.

Sincerely,

/s/James E. Stowers, Jr.                 /s/James E. Stowers III
James E. Stowers, Jr.                    James E. Stowers III
Chairman of the Board and Founder        Chief Executive Officer


[right margin]

               Table of Contents
   Report Highlights ......     2
   Market Perspective .....     3
VP INCOME & GROWTH
   Performance Information      5
   Management Q&A .........     6
   Portfolio at a Glance ..     6
   Top Ten Holdings .......     7
   Top Five Industries ....     8
   Schedule of Investments      9
FINANCIAL STATEMENTS
   Statement of Assets and
   Liabilities ............    14
   Statement of Operations     15
   Statements of Changes
   in Net Assets ..........    16
   Notes to Financial
   Statements .............    17
   Financial Highlights ...    19
   Independent Auditor's
   Report .................    20
   Proxy Voting Results ...    21
OTHER INFORMATION
   Background Information
      Investment Philosophy
      and Policies ........    22
      Comparative Indices .    22
      Investment Team
      Leaders .............    22
   Glossary ...............    23


                                                  www.americancentury.com      1


Report Highlights
--------------------------------------------------------------------------------

MARKET PERSPECTIVE

* A volatile year in the U.S. stock market ended with healthy returns for large-company stocks and subdued performance for smaller-company stocks.

* After reaching all-time highs in the first half of the year, the major stock indices experienced a dramatic plunge and subsequent rebound during the second half of the year.

* Small-company stocks lagged the shares of larger companies. Investors favored the stocks of seasoned, well-known companies that they could buy or sell at a moment's notice.

* One exception to the large-stock trend was the speculative focus on Internet stocks.

* Another major market trend was the significant outperformance of growth stocks over value stocks. Concerns about weaker corporate profits created heavy demand for big-name stocks with relatively stable earnings growth.

* The best-performing industries in 1998 were telecommunications, retail, and technology. In contrast, energy and financial services stocks struggled.

MANAGEMENT Q&A

* VP Income & Growth posted a strong return but trailed its benchmark index, the S&P 500.

*   The reasons for the fund's underperformance relative to the S&P 500 were:

     *   a slightly greater focus on small-company stocks

     *   more emphasis on value stocks

     * an overweighting in financial services stocks, which suffered in the third quarter

* VP Income & Growth benefited from overweightings in the stocks of big technology and telecommunications companies, as well as an underweighting in energy stocks.

* Pharmaceutical stocks were the largest industry represented in the fund's portfolio because of their attractive dividend yields and relatively modest volatility.

* We added a transaction costs element to our computer model that considers the market impact of trading on each stock's expected return. This new element of the model enables us to better manage portfolio turnover.

* Going forward, we continue to favor telecommunications and technology stocks, and we're sticking with financial services companies that have strong prospects according to our model.

[left margin]

             VP INCOME & GROWTH
TOTAL RETURNS:               AS OF 12/31/98
    6 Months                         8.00%*
    1 Year                           26.87%
NET ASSETS:                  $109.6 million
INCEPTION DATE:                    10/30/97

* Not annualized.

See Total Returns on page 5.
Investment terms are defined in the Glossary on page 23.


2      1-800-345-3533


Market Perspective from Mark Mallon
--------------------------------------------------------------------------------
/photo of Mark Mallon/
Mark Mallon, senior vice president and managing director of American Century Investments

MIXED EQUITY PERFORMANCE

     In a year dominated by narrow market leadership and dramatic volatility, U.S. stock performance was widely divergent but generally positive in 1998. The S&P 500, representing the stocks of the largest domestic companies, continued its decade-long trend of above-average returns, producing a return of better than 20% for an unprecedented fourth consecutive calendar year. Smaller companies didn't fare as well, with many small-company stocks posting flat or negative returns for the year (see the table at right for major index returns).

MARKET TURNED VOLATILE

     Stocks took investors on a wild ride throughout 1998. After steamrolling to all-time highs in the first half of the year, the stock market entered one of its most volatile periods since the end of World War II. A series of financial crises in Asia, Russia, and Latin America wreaked havoc on market psychology, and wide day-to-day swings became common.

     Between mid-July and the end of August, the S&P 500 fell almost 20%. After struggling through six weeks of ups and downs, the index recovered from its earlier losses and posted additional gains in the fourth quarter.

     Smaller-company stocks saw even greater volatility. The S&P SmallCap 600 peaked in mid-April and then plunged 37% over the following six months. In mid-October, the index shifted direction again and retraced two-thirds of its decline by the end of the year.

     The market's decline and subsequent rebound provided a tangible lesson about long-term investing and staying the course. Those who panicked and sold their stock holdings in August or September missed the opportunity to recoup their losses, while patient investors were rewarded by year's end.

SIZE MATTERED

     On the face of it, the solid returns of many stock indices suggest that it was another great year for equities. However, index performance was deceptive--the robust returns of a handful of large, blue-chip companies masked price declines in the rest of the market. The vast majority of the 9,000 stocks traded in the U.S. began to decline earlier--and fell further--than the major market indices.

     For example, the Nasdaq 100, an index of the stocks of the 100 largest companies traded over the counter in the United States, rose a phenomenal 86% in 1998. The 25 largest stocks in the S&P 500 returned 66%; the remaining 475 returned just 5%.

     Small-company stocks repeatedly lagged the shares of larger companies, peaking earlier in the year and suffering more during the market decline in the third quarter of 1998. Despite better values and faster earnings growth than

[right margin]

"STOCKS TOOK INVESTORS ON A WILD RIDE THROUGHOUT 1998."

STOCK MARKET RETURNS
FOR THE YEAR ENDED DECEMBER 31, 1998
  S&P 500              28.68%
  S&P MIDCAP 400       19.11%
  S&P SMALLCAP 600     -1.31%

Source: Lipper Inc.

These   indices   represent   the   performance   of   large-,    medium-,   and
small-capitalization stocks.

[line chart - data below]

STOCK MARKET PERFORMANCE (GROWTH OF $1.00)
FOR THE YEAR ENDED DECEMBER 31, 1998

                   S&P 500        S&P MidCap 400    S&P SmallCap 600
12/31/97            $1.00             $1.00             $1.00
1/31/98             $1.01             $0.98             $0.98
2/28/98             $1.08             $1.06             $1.07
3/31/98             $1.14             $1.11             $1.11
4/30/98             $1.15             $1.13             $1.12
5/31/98             $1.13             $1.08             $1.06
6/30/98             $1.18             $1.09             $1.06
7/31/98             $1.16             $1.04             $0.98
8/31/98             $1.00             $0.85             $0.79
9/30/98             $1.06             $0.93             $0.84
10/31/98            $1.15             $1.01             $0.88
11/30/98            $1.22             $1.06             $0.93
12/31/98            $1.29             $1.19             $0.99

Source: Lipper Inc.


                                                  www.americancentury.com      3


Market Perspective from Mark Mallon
--------------------------------------------------------------------------------
                                                                    (Continued)

most large-company stocks, small-company stocks were ignored as investors favored the shares of large, seasoned, well-known companies that they could buy or sell at a moment's notice.

     One notable exception to this general trend was the speculative focus on Internet stocks. Huge demand for Internet-related businesses--many of which have yet to turn a profit--pushed their stock prices to dizzying heights.

CHASING GROWTH

     Another major market trend was the significant outperformance of growth stocks over value stocks. Growth stocks are those whose earnings are growing at a faster rate than the overall market. They tend to have high price/earnings (P/E) ratios because investors are willing to pay high prices for their earnings growth. In contrast, value stocks are those considered to be relatively inexpensive, so they tend to have low P/E ratios.

     As the  chart  at left  illustrates,  S&P 500  growth  stocks  (those  with above-average P/E ratios) dominated S&P 500 value stocks (those with below-average P/E ratios) in 1998. This relationship also held true among the stocks of midsized companies and, to a lesser extent, small companies (see the table at left).

     The economic crises in various parts of the world caused concerns about weaker profits at U.S. corporations. As a result, there was heavy demand for big-name stocks with relatively stable earnings growth, while investors punished stocks that failed to meet earnings expectations.

INDUSTRY WINNERS AND LOSERS

     U.S. stock returns varied widely by industry. Telecommunications stocks were among the big winners, posting huge returns for the year. Substantial merger activity--especially among long-distance carriers and regional Bell operating companies--helped boost stock prices, and more open competition in local and long-distance markets enabled many firms to expand their domestic services.

     Retail firms were very successful in 1998, when strong consumer spending led to increased profits for many companies such as Wal-Mart and Home Depot. In addition, products made in Asia cost less because of the currency weakness in the region.

     While some technology companies were hurt by weak demand in Asia, a number of large tech stocks like Microsoft and Dell Computer more than made up for Asian losses with strong demand in the U.S. and Europe.

     On the downside, many financial services stocks suffered sizable overseas losses from the problems in Russia and Latin America. As a result, these stocks were among the primary casualties when the market went into a tailspin in August, though many recovered in the fourth quarter.

     Energy stocks and others that depend on natural resources also struggled. Commodity prices declined dramatically in 1998, weakening profit margins for many of these companies.

[left margin]

"INDEX PERFORMANCE WAS DECEPTIVE--THE ROBUST RETURNS OF A HANDFUL OF LARGE, BLUE-CHIP COMPANIES MASKED PRICE DECLINES IN THE REST OF THE MARKET."

[line chart - data below]

GROWTH VS. VALUE (GROWTH OF $1.00)
FOR THE YEAR ENDED DECEMBER 31, 1998
                   S&P 500/          S&P 500/
                BARRA Growth       BARRA Value
12/31/97            $1.00             $1.00
1/31/98             $1.03             $0.99
2/28/98             $1.11             $1.06
3/31/98             $1.16             $1.12
4/30/98             $1.17             $1.13
5/31/98             $1.15             $1.11
6/30/98             $1.23             $1.12
7/31/98             $1.23             $1.10
8/31/98             $1.07             $0.92
9/30/98             $1.14             $0.98
10/31/98            $1.24             $1.05
11/30/98            $1.32             $1.11
12/31/98            $1.42             $1.15


  S&P 500/BARRA GROWTH               42.09%
  S&P 500/BARRA VALUE                14.67%
  S&P MIDCAP 400/BARRA GROWTH        34.86%
  S&P MIDCAP 400/BARRA VALUE          4.67%
  S&P SMALLCAP 600/BARRA GROWTH       2.29%
  S&P SMALLCAP 600/BARRA VALUE       -5.06%

Source: Bloomberg Financial Markets


4      1-800-345-3533


VP Income & Growth--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF DECEMBER 31, 1998

                                  VP INCOME &
                                    GROWTH          S&P 500
-----------------------------------------------------------------------
6 MONTHS(1) ......................   8.00%            9.37%
1 YEAR ...........................  26.87%           28.68%
-----------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
LIFE OF FUND(2) ..................  30.68%           32.30%

(1) Returns for periods less than one year are not annualized.

(2) Inception date was 10/30/97.

See pages 22-23 for more information about returns and the comparative index.

[line chart - data below]

GROWTH OF $10,000 OVER LIFE OF FUND
Value on 12/31/98
S&P 500                $13,875
VP Income & Growth     $13,676

               VP Income & Growth       S&P 500
DATE                 VALUE               VALUE
10/30/97            $10,000             $10,000
11/30/97            $10,540             $10,572
12/31/97            $10,780             $10,754
1/31/98             $10,801             $10,872
2/28/98             $11,761             $11,656
3/31/98             $12,403             $12,253
4/30/98             $12,443             $12,378
5/31/98             $12,242             $12,165
6/30/98             $12,664             $12,659
7/31/98             $12,483             $12,525
8/31/98             $10,636             $10,715
9/30/98             $11,238             $11,402
10/31/98            $12,181             $12,327
11/30/98            $12,904             $13,074
12/31/98            $13,676             $13,875

$10,000 investment made 10/30/97

The graph at left shows the growth of a $10,000 investment over the life of the fund. The S&P 500 is provided for comparison. VP Income & Growth's total return includes operating expenses (such as transaction costs and management fees) that reduce returns, while the return of the index does not. Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.


                                                  www.americancentury.com      5


VP Income & Growth--Q&A
--------------------------------------------------------------------------------
/photo of John Schniedwind and Jeff Tyler/

     An interview with John Schniedwind and Jeff Tyler, portfolio managers on the VP Income & Growth fund investment team.

HOW DID VP INCOME & GROWTH PERFORM IN 1998?

     The fund posted a strong return but trailed its benchmark, the S&P 500. VP Income & Growth's total return in 1998 was 26.87%, compared with the 28.68% return of the S&P 500. (See the previous page for other fund performance comparisons.)

WHY DID THE FUND UNDERPERFORM THE S&P 500?

     A couple of general portfolio traits were partly responsible. VP Income & Growth held the stocks of companies that were, on average, smaller than those in the S&P 500. This was a negative factor because larger-company stocks outperformed smaller stocks. In addition, the fund has more of a value component than the index does, and in 1998, growth stocks beat value stocks by a wide margin.

     Another key reason for the fund's underperformance was an overweighting in financial services stocks, which suffered substantial losses in the third quarter.

WHY WERE YOU OVERWEIGHTED IN FINANCIAL STOCKS?

     Because their earnings were growing at a much faster rate than the overall market, and economic conditions were ideal--healthy growth with little inflation. In 1997 and the first half of 1998, our overweighting paid off because banking and brokerage stocks were among the best performers in the domestic equity market.

     In the third quarter of 1998, however, everything changed. The collapse of Russia's currency and financial markets resulted in losses at many investment firms, and a general slowdown in economic growth worldwide led to concerns about the U.S. economy's strength. Losses at several high-profile hedge funds-- private, often-speculative funds for large investors--added to the damage because many financial companies did business with them.

     In the end, the entire financial sector suffered staggering price declines, with many stocks falling 40% or more in the third quarter.

DID YOU CUT BACK ON YOUR FINANCIAL HOLDINGS?

     A little, but we didn't give up on them. We felt that the financial stocks in the fund's portfolio were good, quality companies that were "guilty by association"--investors were punishing the whole sector without even looking at the individual companies. We thought that the market overreacted dramatically and that many of these stocks took more of a beating than they deserved, so we held onto them.

[left margin]

"THE FUND POSTED A STRONG RETURN BUT TRAILED ITS BENCHMARK, THE S&P 500."

PORTFOLIO AT A GLANCE
                             12/31/98           12/31/97
NUMBER OF COMPANIES             267               118
PRICE/EARNINGS RATIO
  (MEDIAN)                     20.6              17.9
PORTFOLIO TURNOVER              55%               10%

Investment terms are defined in the Glossary on page 23.


6      1-800-345-3533


VP Income & Growth--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

     We did trim our position slightly late in the year, but we remained overweighted in financial stocks, especially banks like First Union (a top ten holding) and Chase Manhattan. Investor confidence in the financial sector revived in the fourth quarter, and these stocks bounced back with strong returns.

BY AND LARGE, 1998 WAS A PRETTY GOOD YEAR FOR VP INCOME & GROWTH. CAN YOU TALK ABOUT SOME OF THE FUND'S SUCCESSFUL POSITIONS?

     One beneficial position was an overweighting in the stocks of big technology companies. Software makers like Microsoft, a core holding throughout the year, produced great returns. In addition, we added to our position in Intel, a huge semiconductor company that we had underweighted in the first half of the year, and it rebounded solidly. Very modest holdings in Internet firms such as America Online and Yahoo! also boosted fund performance.

     Another overweighting that enhanced fund returns was telecommunications stocks. Long-distance and local-service phone companies--such as top ten holdings AT&T and BellSouth--produced steady earnings and benefited from services expansion and merger activity. The mania for Internet stocks also lifted share prices because of the wireless and Internet franchises held by many telecommunications companies.

     An underweighted position in energy stocks was another positive factor. Falling oil and commodities prices hurt this sector of the market, so the underweighting helped limit the negative impact on fund performance.

PHARMACEUTICAL STOCKS WERE VP INCOME & GROWTH'S BIGGEST INDUSTRY HOLDING BY THE END OF 1998 (SEE THE TABLE ON PAGE 8). WHAT WAS THE ATTRACTION?

     We tend to maintain a healthy position in pharmaceutical stocks because it is the biggest industry in the S&P 500. The larger drug stocks also have relatively high dividend yields, which are good for the fund's income component.

     But we were slightly overweighted in pharmaceuticals at year-end, including large companies like Schering-Plough (a top ten holding). These stocks are useful as "risk reducers"--the steady revenues and earnings growth of pharmaceutical companies typically give their stocks less price volatility than the overall market.

YOU RELY ON COMPUTER MODELS TO HELP YOU MANAGE THE PORTFOLIO. DID YOU MAKE ANY CHANGES TO THE MODELS IN 1998?

     We made a few minor adjustments to improve the effectiveness of our tools, but the most significant change was the addition of a transaction costs model. When evaluating a stock, our models now consider the effect of the transaction itself on the stock's expected return.

     Although brokerage commissions are part of this model, the main factor is market impact. How easy is it to buy or sell shares of the stock? How much of an impact do we expect to have on its price if we make the trade?

     For example, buying or selling a huge stock like Microsoft has little market impact--millions of shares are traded every day, and we're not likely to have much of an effect on its price if we trade it. But trading the stock of a

[right margin]

"LONG-DISTANCE AND LOCAL-SERVICE PHONE COMPANIES--SUCH AS TOP TEN
HOLDINGS AT&T AND BELLSOUTH--PRODUCED STEADY EARNINGS AND BENEFITED FROM SERVICES EXPANSION AND MERGER ACTIVITY."

TOP TEN HOLDINGS
                              % OF FUND INVESTMENTS
                              AS OF            AS OF
                            12/31/98          6/30/98
MICROSOFT CORP.               3.8%             2.7%
FORD MOTOR CO.                2.7%             1.7%
AT&T CORP.                    2.6%             1.5%
INTEL CORP.                   2.4%             0.7%
GENERAL ELECTRIC CO.
     (U.S.)                   2.1%             0.9%
BELLSOUTH CORP.               1.8%             1.8%
FIRST UNION CORP.             1.8%             2.1%
UNITED TECHNOLOGIES
     CORP.                    1.7%             2.1%
WAL-MART STORES, INC.         1.6%             1.2%
SCHERING-PLOUGH
     CORP.                    1.6%             1.0%


                                                  www.americancentury.com      7


VP Income & Growth--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

smaller company that doesn't see much activity could have a significant impact on its price, and that could affect the return the fund earns on it.

     In addition to enhancing our decision making, the transaction costs model has played an important role in managing portfolio turnover.

LOOKING AHEAD, WHAT DO YOU SEE IN STORE FOR THE U.S. STOCK MARKET IN 1999?

     We have a modestly positive outlook. Economic conditions remain reasonably favorable for stocks, investor demand for equities is still strong, and we expect earnings growth to bounce back a little after a flat 1998.

     However, some caution is warranted. Over the past four years, the S&P 500 has averaged a return of 30% a year--triple the long-term average. We hate to sound like a broken record, but investors just can't count on that type of return for stocks going forward.

     One area of opportunity in the coming year may be small-company stocks, which appear to be extremely undervalued compared with the rest of the market. Large-company stocks are still riding a wave of momentum, but if the economy remains healthy, we could see small-cap stocks outperform later in the year.

WITH THIS IN MIND, WHAT ARE YOUR PLANS FOR VP INCOME & GROWTH OVER THE NEXT SIX MONTHS?

     It's  business  as  usual--the   fund  will  remain  fully  invested  in  a
diversified portfolio of U.S. stocks, and we'll count on our models to help us find attractive companies to own.

     We still favor telecommunications and technology stocks, and they remain among the biggest portfolio holdings. Although financial services stocks are vulnerable to further trouble overseas, we continue to overweight the stocks of banking and brokerage companies that we feel have strong prospects.

     We are underweighted in large-cap growth stocks, maintaining our bias toward value stocks and smaller- company stocks compared with the S&P 500. We believe this will enhance fund performance if the economy strengthens.

[left margin]

"OVER THE PAST FOUR YEARS, THE S&P 500 HAS AVERAGED A RETURN OF 30% A YEAR-- TRIPLE THE LONG-TERM AVERAGE. WE HATE TO SOUND LIKE A BROKEN RECORD, BUT INVESTORS JUST CAN'T COUNT ON THAT TYPE OF RETURN FOR STOCKS GOING FORWARD."

TOP FIVE INDUSTRIES
                              % OF FUND INVESTMENTS
                             AS OF             AS OF
                           12/31/98           6/30/98
PHARMACEUTICALS              8.8%              6.5%
TELEPHONE
     COMMUNICATIONS          8.4%              7.0%
COMPUTER SOFTWARE
     & SERVICES              8.0%              7.0%
BANKING                      7.6%              9.8%
UTILITIES                    6.7%              5.0%


8      1-800-345-3533


VP Income & Growth--Schedule of Investments
--------------------------------------------------------------------------------

DECEMBER 31, 1998

Shares                                                                Value
--------------------------------------------------------------------------------
COMMON STOCKS--94.4%
AEROSPACE & DEFENSE--3.7%
                    5,200  AlliedSignal Inc.                     $    230,425
                    4,800  Boeing Co.                                 156,600
                    7,800  Cordant Technologies Inc.                  292,500
                    7,600  EG&G, Inc.                                 211,375
                    8,200  General Dynamics Corp.                     480,725
                   22,000  Goodrich (B.F.) Company (The)              789,250
                    1,800  Gulfstream Aerospace Corp.(1)               95,850
                   17,100  United Technologies Corp.                1,859,625
                                                                 -------------
                                                                    4,116,350
                                                                 -------------
AIRLINES--0.1%
                    1,100  AMR Corp.(1)                                65,312
                      800  Delta Air Lines Inc.                        41,600
                      400  US Airways Group Inc.(1)                    20,800
                                                                 -------------
                                                                      127,712
                                                                 -------------
AUTOMOBILES & AUTO PARTS--4.0%
                    1,300  Arvin Industries, Inc.                      54,194
                    8,307  DaimlerChrysler AG(1)                      797,991
                   14,700  Fleetwood Enterprises, Inc.                510,825
                   50,500  Ford Motor Co.                           2,963,719
                    3,300  Navistar International Corp.(1)             94,050
                                                                 -------------
                                                                    4,420,779
                                                                 -------------
BANKING--7.6%
                   26,954  Banc One Corp.                           1,376,339
                    5,600  Bank of Boston Corp.                       218,050
                   20,905  BankAmerica Corp.                        1,256,913
                   24,400  Chase Manhattan Corp.                    1,660,725
                   19,550  Citigroup Inc.                             967,725
                   32,000  First Union Corp.                        1,946,000
                    8,300  Fleet Financial Group, Inc.                370,906
                    4,400  PNC Bank Corp.                             238,150
                   10,900  Wells Fargo & Co.                          435,319
                                                                 -------------
                                                                    8,470,127
                                                                 -------------
BIOTECHNOLOGY--0.9%
                    8,900  Amgen Inc.(1)                              930,050
                      500  Human Genome Sciences, Inc.(1)              17,734
                                                                 -------------
                                                                      947,784
                                                                 -------------
BROADCASTING & MEDIA--0.1%
                    2,900  United Video Satellite Group
                              Inc. Cl A(1)                             68,150
                                                                 -------------
BUILDING & HOME IMPROVEMENTS--0.6%
                    8,000  Lafarge Corp.                              324,000
                    4,500  USG Corp.                                  229,219
                    2,700  York International Corporation             110,194
                                                                 -------------
                                                                      663,413
                                                                 -------------

Shares                                                                Value
--------------------------------------------------------------------------------
BUSINESS SERVICES & SUPPLIES--1.0%
                    2,900  Cendant Corp.(1)                      $     55,281
                    7,500  Computer Horizons Corp.(1)                 199,219
                    4,300  Gartner Group, Inc. Cl A(1)                 91,375
                    3,800  Kelly Services, Inc. Cl A                  119,225
                   12,100  Ogden Corp.                                303,256
                    3,800  Omnicom Group Inc.                         220,400
                    3,700  True North Communications Inc.              99,438
                                                                 -------------
                                                                    1,088,194
                                                                 -------------
CHEMICALS & RESINS--1.2%
                    5,900  Dow Chemical Co.                           536,531
                   11,200  du Pont (E.I.) de Nemours & Co.            594,300
                      200  Ecolab Inc.                                  7,237
                      300  Grace (W.R.) & Co. (Del.)(1)                 4,706
                    3,700  Monsanto Co.                               175,750
                      300  Morton International, Inc.                   7,350
                      400  Nalco Chemical Co.                          12,400
                      300  Rohm and Haas Co.                            9,038
                      200  Union Carbide Corp.                          8,500
                                                                 -------------
                                                                    1,355,812
                                                                 -------------
COMMUNICATIONS EQUIPMENT--2.2%
                    3,800  Comverse Technology, Inc.(1)               269,681
                   12,800  Lucent Technologies Inc.                 1,408,000
                    8,000  Northern Telecom Ltd.                      401,000
                    1,200  QUALCOMM Inc.(1)                            62,100
                    4,000  Tellabs, Inc.(1)                           274,250
                                                                 -------------
                                                                    2,415,031
                                                                 -------------
COMPUTER PERIPHERALS--1.5%
                   13,500  Cisco Systems Inc.(1)                    1,253,391
                    4,800  EMC Corp. (Mass.)(1)                       408,000
                                                                 -------------
                                                                    1,661,391
                                                                 -------------
COMPUTER SOFTWARE & SERVICES--8.0%
                    4,600  America Online Inc.                        736,000
                    5,500  Autodesk, Inc.                             234,609
                    1,600  BMC Software, Inc.(1)                       71,350
                    2,900  Computer Associates
                              International, Inc.                     123,612
                    2,600  Compuware Corp.(1)                         203,044
                    4,800  Electronic Data Systems Corp.              241,200
                   15,600  HBO & Co.                                  448,012
                    1,600  Hyperion Solutions Corp.(1)                 28,900
                    6,100  Keane, Inc.(1)                             243,619
                   30,400  Microsoft Corp.(1)                       4,211,350
                    4,800  NCR Corp.(1)                               200,400
                    2,800  Network Associates Inc.(1)                 185,763
                   15,900  Oracle Systems Corp.(1)                    686,184
                    2,000  PeopleSoft, Inc.(1)                         37,813
                    2,600  PLATINUM Technology, Inc.(1)                49,969
                      900  Shared Medical Systems Corp.                44,888
                    3,500  Siebel Systems, Inc.(1)                    118,781

See Notes to Financial Statements


                                                  www.americancentury.com      9


VP Income & Growth--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
DECEMBER 31, 1998

Shares                                                                Value
--------------------------------------------------------------------------------

                   11,800  Sterling Software, Inc.(1)            $    319,338
                    1,600  Synopsys, Inc.(1)                           86,700
                   12,400  Unisys Corp.(1)                            427,025
                      600  Yahoo! Inc.(1)                             142,144
                                                                 -------------
                                                                    8,840,701
                                                                 -------------
COMPUTER SYSTEMS--4.5%
                   19,700  Apple Computer, Inc.(1)                    807,084
                    5,783  Compaq Computer Corp.                      242,525
                   15,000  Dell Computer Corp.(1)                   1,098,281
                    2,800  Gateway 2000, Inc.(1)                      143,325
                   14,700  Hewlett-Packard Co.                      1,004,194
                    8,000  International Business Machines
                              Corp.                                 1,478,000
                    2,200  Sun Microsystems, Inc.(1)                  188,238
                                                                 -------------
                                                                    4,961,647
                                                                 -------------
CONSTRUCTION & PROPERTY
DEVELOPMENT--1.1%
                    4,200  Centex Corp.                               189,262
                   10,500  D.R. Horton, Inc.                          241,500
                    6,600  Fluor Corp.                                280,912
                    6,900  Harsco Corp.                               210,019
                    1,500  Owens Corning                               53,156
                    5,900  Pulte Corp.                                164,094
                    2,300  Southdown, Inc.                            136,131
                                                                 -------------
                                                                    1,275,074
                                                                 -------------
CONSUMER PRODUCTS--1.4%
                    3,400  National Service Industries                129,200
                   10,000  Procter & Gamble Co. (The)                 913,125
                      900  Russ Berrie and Co., Inc.                   21,150
                    9,200  Whirlpool Corp.                            509,450
                                                                 -------------
                                                                    1,572,925
                                                                 -------------
DIVERSIFIED COMPANIES--3.4%
                   23,100  General Electric Co. (U.S.)              2,357,644
                    3,500  Minnesota Mining &
                              Manufacturing Co.                       248,938
                    5,900  Tyco International Ltd.                    445,081
                    8,400  Unilever N.V. New York Shares              696,675
                    1,900  Viad Corp                                   57,713
                                                                 -------------
                                                                    3,806,051
                                                                 -------------
ELECTRICAL & ELECTRONIC
COMPONENTS--2.5%
                      300  DSP Group, Inc.(1)                           6,206
                   22,100  Intel Corp.                              2,619,541
                    1,400  Texas Instruments Inc.                     119,788
                      800  Thomas & Betts Corp.                        34,650
                      900  Vitesse Semiconductor Corp.(1)              41,006
                                                                 -------------
                                                                    2,821,191
                                                                 -------------

Shares                                                                Value
--------------------------------------------------------------------------------
ENERGY (PRODUCTION & MARKETING)--2.4%
                      300  Ashland Inc.                          $     14,512
                    4,200  Enron Corp.                                239,662
                   12,800  Exxon Corp.                                936,000
                   23,700  Keyspan Energy Corp.                       734,700
                    2,600  Occidental Petroleum Corp.                  43,875
                   16,200  Sunoco, Inc.                               584,213
                    6,300  Ultramar Diamond Shamrock Corp.            152,775
                                                                 -------------
                                                                    2,705,737
                                                                 -------------
ENERGY (SERVICES)--1.3%
                    7,900  Diamond Offshore Drilling, Inc.            187,131
                    4,100  Ensco International Inc.                    43,819
                    5,500  Halliburton Co.                            162,937
                   11,100  Schlumberger Ltd.                          511,988
                    8,700  Tidewater Inc.                             201,731
                   11,400  Transocean Offshore                        305,663
                    6,900  Varco International, Inc.(1)                53,475
                                                                 -------------
                                                                    1,466,744
                                                                 -------------
FINANCIAL SERVICES--3.5%
                    4,500  Bear Stearns Companies Inc.                168,187
                    4,900  Countrywide Credit Industries, Inc.        245,919
                    3,400  Equitable Companies Inc.                   196,775
                   17,900  Fannie Mae                               1,324,600
                    6,700  Federal Home Loan Mortgage
                              Corporation                             431,731
                    5,800  Lehman Brothers Holdings, Inc.             255,563
                    4,300  Merrill Lynch & Co., Inc.                  287,025
                   13,400  Morgan Stanley Dean Witter,
                              Discover & Co.                          951,400
                                                                 -------------
                                                                    3,861,200
                                                                 -------------
FOOD & BEVERAGE--1.7%
                    1,300  Anheuser-Busch Companies, Inc.              85,312
                    1,900  Coca-Cola Company (The)                    127,062
                    7,600  General Mills, Inc.                        590,900
                    2,700  Hormel Foods Corp.                          88,425
                    6,600  Interstate Bakeries Corp.                  174,487
                    3,300  Lance, Inc.                                 65,794
                   11,600  Quaker Oats Co. (The)                      690,200
                    4,000  Sara Lee Corp.                             112,750
                                                                 -------------
                                                                    1,934,930
                                                                 -------------
FURNITURE & FURNISHINGS(2)
                    1,500  Miller (Herman), Inc.                       40,219
                                                                 -------------
HEALTHCARE--1.1%
                      500  Aetna Inc.                                  39,312
                    1,000  Bausch & Lomb Inc.                          60,000
                    2,800  Cardinal Health, Inc.                      212,450
                      300  Hooper Holmes, Inc.                          8,700
                    5,900  Humana Inc.(1)                             105,094
                    7,000  Integrated Health Services, Inc.(1)         98,875

                                              See Notes to Financial Statements


10      1-800-345-3533


VP Income & Growth--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
DECEMBER 31, 1998

Shares                                                                Value
--------------------------------------------------------------------------------

                    8,300  Mallinckrodt Inc.Shares               $    255,744
                    4,400  PacifiCare Health Systems,
                              Inc. Cl B(1)                            349,663
                      300  RehabCare Group, Inc.(1)                     5,606
                    1,700  Trigon Healthcare, Inc.(1)                  63,431
                                                                 -------------
                                                                    1,198,875
                                                                 -------------
INDUSTRIAL EQUIPMENT &
MACHINERY--0.7%
                    6,900  Caterpillar Inc.                           317,400
                    9,300  Ingersoll-Rand Co.                         436,519
                                                                 -------------
                                                                      753,919
                                                                 -------------
INSURANCE--4.1%
                   27,500  Allstate Corp.                           1,062,187
                   16,400  Conseco Inc.                               501,225
                   14,300  Fidelity National Financial, Inc.          436,150
                   10,000  First American Financial Corp. (The)       321,250
                    4,500  Gallagher (Arthur J.) & Co.                198,562
                    4,700  LandAmerica Financial Group, Inc.          262,319
                   12,600  Lincoln National Corp.                   1,030,838
                    3,000  Loews Corp.                                294,750
                    7,350  Marsh & McLennan Companies, Inc.           429,516
                                                                 -------------
                                                                    4,536,797
                                                                 -------------
LEISURE--1.3%
                    1,600  Anchor Gaming(1)                            90,500
                      400  Department 56, Inc.(1)                      15,025
                   16,400  Eastman Kodak Co.                        1,180,800
                    1,700  International Game Technology               41,331
                    2,300  Viacom, Inc. Cl B(1)                       170,200
                                                                 -------------
                                                                    1,497,856
                                                                 -------------
MACHINERY & EQUIPMENT--1.4%
                    9,100  Deere & Co.                                301,437
                      700  Diebold, Inc.                               24,981
                    2,500  Kennametal Inc.                             53,125
                      500  NACCO Industries, Inc. Cl A                 46,000
                    2,200  Pentair, Inc.                               87,588
                   13,000  Premark International, Inc.                450,125
                   10,400  Sundstrand Corp.                           539,500
                                                                 -------------
                                                                    1,502,756
                                                                 -------------
MEDICAL EQUIPMENT & SUPPLIES--1.0%
                    5,300  Arterial Vascular
                              Engineering, Inc.(1)                    277,753
                   11,100  Hillenbrand Industries, Inc.               631,312
                    1,400  Teleflex Inc.                               63,875
                    1,400  Thermo Instrument Systems Inc.(1)           21,088
                    1,000  VISX, Inc.(1)                               87,531
                                                                 -------------
                                                                    1,081,559
                                                                 -------------

Shares                                                                Value
--------------------------------------------------------------------------------
METALS & MINING--0.1%
                    1,000  Aluminum Co. of America               $     74,562
                      200  ASARCO Inc.                                  3,012
                                                                 -------------
                                                                       77,574
                                                                 -------------
OFFICE--0.2%
                    7,800  CarrAmerica Realty Corp.                   187,200
                                                                 -------------
PACKAGING & CONTAINERS(2)
                      100  Crown Cork & Seal Co., Inc.                  3,081
                                                                 -------------
PAPER & FOREST PRODUCTS--0.2%
                      600  Fort James Corporation                      24,000
                    3,500  Kimberly-Clark Corp.                       190,750
                      500  Weyerhaeuser Co.                            25,406
                                                                 -------------
                                                                      240,156
                                                                 -------------
PERSONAL SERVICES--0.2%
                    4,000  Block (H & R), Inc.                        180,000
                                                                 -------------
PHARMACEUTICALS--8.8%
                   10,800  Abbott Laboratories                        529,200
                    1,700  American Home Products Corp.                95,731
                    8,600  Bristol-Myers Squibb Co.                 1,150,787
                    9,200  Genentech, Inc.(1)                         733,125
                    2,100  Herbalife International, Inc.               29,662
                   13,900  Johnson & Johnson                        1,165,862
                   11,600  Lilly (Eli) & Co.                        1,030,950
                    2,800  McKesson Corp.                             221,375
                      600  Medicis Pharmaceutical
                              Corp. Cl A(1)                            35,775
                    7,400  Merck & Co., Inc.                        1,092,888
                    1,400  Nature's Sunshine Products, Inc.            21,175
                    9,300  Pfizer, Inc.                             1,166,569
                    3,100  Rexall Sundown, Inc.(1)                     43,206
                   31,200  Schering-Plough Corp.                    1,723,800
                    9,800  Warner-Lambert Co.                         736,838
                                                                 -------------
                                                                    9,776,943
                                                                 -------------
PRINTING & PUBLISHING--1.3%
                   31,600  Deluxe Corp.                             1,155,375
                    6,900  Hollinger International Inc.                96,169
                    3,100  Knight-Ridder, Inc.                        158,488
                                                                 -------------
                                                                    1,410,032
                                                                 -------------
RESTAURANTS--0.1%
                    5,280  CKE Restaurants, Inc.                      155,430
                                                                 -------------
RETAIL (APPAREL)--0.4%
                      500  Cato Corp. Cl A                              4,922
                    3,200  Dress Barn, Inc.(1)                         48,600
                    2,900  Jones Apparel Group, Inc.(1)                63,981
                    1,300  Limited, Inc. (The)                         37,863

See Notes to Financial Statements


                                                 www.americancentury.com      11


VP Income & Growth--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
DECEMBER 31, 1998

Shares                                                                Value
--------------------------------------------------------------------------------

                    2,000  Liz Claiborne, Inc.                   $     63,125
                    3,100  Payless ShoeSource, Inc.(1)                146,863
                    2,800  Ross Stores, Inc.                          110,163
                                                                 -------------
                                                                      475,517
                                                                 -------------
RETAIL (FOOD & DRUG)--0.2%
                    4,600  Universal Corp.                            161,575
                                                                 -------------
RETAIL (GENERAL MERCHANDISE)--2.5%
                    3,000  Best Buy Co., Inc.(1)                      184,125
                    1,500  Dayton Hudson Corp.                         81,375
                     ,600  Fortune Brands, Inc.                       240,350
                      400  Enesco Group, Inc.                           9,300
                    9,000  Kmart Corp.(1)                             137,813
                    7,200  Penney (J.C.) Company, Inc.                337,500
                      800  Sears, Roebuck & Co.                        34,000
                   22,200  Wal-Mart Stores, Inc.                    1,807,913
                                                                 -------------
                                                                    2,832,376
                                                                 -------------
RETAIL (SPECIALTY)--0.8%
                   10,700  Home Depot, Inc.                           654,706
                      600  Lowe's Companies, Inc.                      30,713
                    5,400  Zale Corp.(1)                              174,150
                                                                 -------------
                                                                      859,569
                                                                 -------------
RUBBER & PLASTICS--0.1%
                    8,600  Tupperware Corp.                           141,363
                                                                 -------------
STEEL(2)
                      600  Bethlehem Steel Corporation(1)               5,025
                      500  Nucor Corp.                                 21,625
                      500  USX-U.S. Steel Group                        11,500
                                                                 -------------
                                                                       38,150
                                                                 -------------
TELEPHONE COMMUNICATIONS--8.4%
                    9,900  Ameritech Corp.                            627,412
                   37,900  AT&T Corp.                               2,851,975
                   12,400  Bell Atlantic Corp.                        657,200
                   41,200  BellSouth Corp.                          2,054,850
                   13,600  GTE Corp.                                  884,000
                    1,900  MCI WorldCom, Inc.(1)                      136,384
                   14,700  SBC Communications Inc.                    788,288
                   19,900  U S WEST Communications Group            1,286,038
                                                                 -------------
                                                                    9,286,147
                                                                 -------------
TEXTILES & APPAREL--0.8%
                    7,400  Dexter Corp. (The)                         232,637
                      500  Kellwood Co.                                12,500
                    4,000  Nautica Enterprises, Inc.(1)                59,625
                    4,600  Tommy Hilfiger Corp.(1)                    276,000
                    7,300  VF Corp.                                   342,188
                                                                 -------------
                                                                      922,950
                                                                 -------------

Shares                                                                Value
--------------------------------------------------------------------------------
TOBACCO--1.2%
                   19,300  Philip Morris Companies Inc.          $  1,032,550
                    9,200  RJR Nabisco Holdings Corp.                 273,125
                                                                 -------------
                                                                    1,305,675
                                                                 -------------
TRANSPORTATION--0.1%
                    2,700  Hertz Corp. Cl A                           123,187
                    1,800  Laidlaw Inc.                                18,113
                                                                 -------------
                                                                      141,300
                                                                 -------------
UTILITIES--6.6%
                    3,700  Ameren Corp.                               157,944
                   10,100  Baltimore Gas & Electric Co.               311,837
                      900  BEC Energy                                  37,069
                   11,700  Central & South West Corp.                 321,019
                   12,413  Conectiv, Inc.                             304,118
                      925  Conectiv, Inc. Cl A                         36,537
                    9,700  Dominion Resources, Inc. (Va.)             453,475
                   13,000  Duke Energy Corp.                          832,812
                    1,100  Eastern Enterprises                         48,125
                   15,000  FIRSTENERGY CORP.                          488,437
                    3,200  FPL Group, Inc.                            197,200
                    6,300  Hawaiian Electric Industries, Inc.         253,575
                   14,500  Houston Industries Inc.                    465,812
                    6,400  KN Energy, Inc.                            232,800
                   11,500  LG&E Energy Corp.                          325,594
                   12,800  MCN Energy Group Inc.                      244,000
                    1,050  MDU Resources Group, Inc.                   27,628
                    8,900  Minnesota Power & Light Co.                391,600
                    1,400  Piedmont Natural Gas Co., Inc.              50,575
                    3,300  Public Service Co. of New Mexico            67,444
                   30,200  Sempra Energy                              766,325
                   22,000  Southern Co.                               639,375
                      700  Southwest Gas Corp.                         18,813
                    4,800  UGI Corp.                                  114,000
                   12,700  Utilicorp United Inc.                      465,931
                    2,700  Western Resources, Inc.                     89,775
                                                                 -------------
                                                                    7,341,820
                                                                 -------------
WIRELESS COMMUNICATIONS--0.1%
                    2,100  AirTouch Communications, Inc.(1)           151,462
                                                                 -------------
TOTAL COMMON STOCKS                                               104,881,244
                                                                 -------------
   (Cost $94,148,937)

PREFERRED STOCK--0.1%

UTILITIES
                    6,000  Avista Corp.                               116,250
                                                                 -------------
   (Cost $109,645)

                                              See Notes to Financial Statements


12      1-800-345-3533


VP Income & Growth--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
DECEMBER 31, 1998

Principal Amount                                                      Value
--------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS--5.5%
   Repurchase Agreement, State Street Boston
    Corp., (U.S. Treasury obligations), in a joint
    trading account at 4.80%, dated 12/31/98,
    due 1/4/99 (Delivery value $5,302,827)                        $ 5,300,000
   Repurchase Agreement, Merrill Lynch & Co.,
    Inc., (U.S. Treasury obligations), in a joint
    trading account at 4.75%, dated 12/31/98,
    due 1/4/99 (Delivery value $800,422)                              800,000
                                                                 -------------
TOTAL TEMPORARY CASH INVESTMENTS                                    6,100,000
                                                                 -------------
   (Cost $6,100,000)

TOTAL INVESTMENT SECURITIES--100.0%                              $111,097,494
                                                                 =============
   (Cost $100,358,582)

FUTURES CONTRACTS
                                   Underlying
                      Expiration         Face Amount       Unrealized
   Purchased             Date             at Value            Gain
----------------------------------------------------------------------
  11 S&P 500             March
    Futures              1999            $3,425,125         $461,854
                                       ================================

NOTES TO SCHEDULE OF INVESTMENTS
(1)  Non-income producing.
(2)  Investment in industry is less than 0.05% of total investment securities.

--------------------------------------------------------------------------------
UNDERSTANDING THE SCHEDULE OF INVESTMENTS--This schedule shows you which investments your fund owned on the last day of the reporting period.

The schedule includes:

* a list of each investment

* number of shares of each stock

* the market value of each investment

* the percentage of investments in each industry

* the percent and dollar breakdown of each investment category

See Notes to Financial Statements


                                                 www.americancentury.com      13


Statement of Assets and Liabilities
--------------------------------------------------------------------------------

DECEMBER 31, 1998

ASSETS
Investment securities, at value
  (identified cost of $100,358,582)
  (Note 3) ..............................................         $ 111,097,494
Cash ....................................................               768,660
Receivable for variation margin on
  futures contracts .....................................                 9,350
Dividends and interest receivable .......................               125,750
                                                                  -------------
                                                                    112,001,254
                                                                  -------------

LIABILITIES
Disbursements in excess of
  demand deposit cash ...................................                 6,697
Payable for investments purchased .......................             2,153,160
Payable for capital shares redeemed .....................               156,678
Accrued management fees (Note 2) ........................                58,683
Payable for directors' fees and expenses ................                   164
                                                                  -------------
                                                                      2,375,382
                                                                  -------------
Net Assets ..............................................         $ 109,625,872
                                                                  =============

CAPITAL SHARES, $0.01 PAR VALUE
Authorized ..............................................           200,000,000
                                                                  =============
Outstanding .............................................            16,158,457
                                                                  =============
Net Asset Value Per Share ...............................         $        6.78
                                                                  =============

NET ASSETS CONSIST OF:
Capital (par value and paid-in surplus) .................         $  99,800,597
Undistributed net investment income .....................                24,915
Accumulated undistributed
  net realized loss from investments ....................            (1,400,406)
Net unrealized appreciation
  on investments (Note 3) ...............................            11,200,766
                                                                  -------------
                                                                  $ 109,625,872
                                                                  =============

--------------------------------------------------------------------------------
UNDERSTANDING THE STATEMENT OF ASSETS AND LIABILITIES--This statement details what the fund owns (assets), what it owes (liabilities), and its net assets as of the last day of the period. If you subtract what the fund owes from what it owns, you get the fund's net assets. The net assets divided by the total number of fund shares outstanding gives you the price of an individual share, or the net asset value per share.

NET ASSETS are also broken down by capital (money invested by shareholders); net investment income not yet paid to shareholders or net investment losses, if any; net gains earned on investments but not yet paid to shareholders or net losses on investments (known as realized gains or losses); and finally, gains or losses on securities still owned by the fund (known as unrealized appreciation or depreciation). This breakdown tells you the value of net assets that are performance-related, such as investment gains or losses, and the value of net assets that are not related to performance, such as shareholder investments and redemptions.

                                              See Notes to Financial Statements


14      1-800-345-3533


Statement of Operations
--------------------------------------------------------------------------------

YEAR ENDED DECEMBER 31, 1998

INVESTMENT INCOME
Income:
Dividends ..............................................           $    650,048
Interest ...............................................                143,244
                                                                   ------------
                                                                        793,292
                                                                   ------------
Expenses (Note 2):
Management fees ........................................                260,827
Directors' fees and expenses ...........................                    418
                                                                   ------------
                                                                        261,245
                                                                   ------------
Net investment income ..................................                532,047
                                                                   ------------
REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS
(NOTE 3)
Net realized loss on investments .......................             (1,398,202)
Change in net unrealized
  appreciation on investments ..........................             11,135,350
                                                                   ------------
Net realized and unrealized
  gain on investments ..................................              9,737,148
                                                                   ------------
Net Increase in Net Assets
  Resulting from Operations ............................           $ 10,269,195
                                                                   ============

--------------------------------------------------------------------------------
UNDERSTANDING THE STATEMENT OF OPERATIONS--This statement breaks down how the fund's net assets changed during the period as a result of the fund's operations. It tells you how much money the fund made or lost after taking into account income, fees and expenses, and investment gains or losses. It does not include shareholder transactions and distributions.

Fund OPERATIONS include:

* income earned from investments (dividend and interest)

* management fees and other expenses

* gains or losses from selling investments (known as realized gains or losses)

* gains or losses on current fund holdings (known as unrealized appreciation or depreciation)

See Notes to Financial Statements


                                                 www.americancentury.com      15


Statements of Changes in Net Assets
--------------------------------------------------------------------------------

YEAR ENDED DECEMBER 31, 1998 AND PERIOD ENDED DECEMBER 31, 1997

Increase in Net Assets
                                                      1998           1997(1)
OPERATIONS
Net investment income ......................    $     532,047     $       3,612
Net realized gain (loss)
  on investments ...........................       (1,398,202)            9,173
Change in net unrealized
  appreciation on investments ..............       11,135,350            65,416
                                                -------------     -------------
Net increase in net assets
  resulting from operations ................       10,269,195            78,201
                                                -------------     -------------

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income .................         (510,742)             --
From net realized gains from
  investment transactions ..................          (11,379)             --
                                                -------------     -------------
Decrease in net assets
  from distributions .......................         (522,121)             --
                                                -------------     -------------

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold ..................      128,959,725         1,670,018
Proceeds from reinvestment
  of distributions .........................          522,121              --
Payments for shares redeemed ...............      (30,833,174)         (518,093)
                                                -------------     -------------
Net increase in net assets from
  capital share transactions ...............       98,648,672         1,151,925
                                                -------------     -------------
Net increase in net assets .................      108,395,746         1,230,126


NET ASSETS
Beginning of period ........................        1,230,126              --
                                                -------------     -------------
End of period ..............................    $ 109,625,872     $   1,230,126
                                                =============     =============
Undistributed net investment income ........    $      24,915     $       3,612
                                                =============     =============

TRANSACTIONS IN SHARES OF THE FUND
Sold .......................................       20,962,716           325,834
Issued in reinvestment of distributions ....           80,307              --
Redeemed ...................................       (5,112,938)          (97,462)
                                                -------------     -------------
Net increase ...............................       15,930,085           228,372
                                                =============     =============

(1) October 30, 1997 (inception) through December 31, 1997.

--------------------------------------------------------------------------------
UNDERSTANDING THE STATEMENTS OF CHANGES IN NET ASSETS--These statements show how the fund's net assets changed over the past two reporting periods. It details how much a fund grew or shrank as a result of:

* operations--a summary of the Statement of Operations from the previous page for the most recent period

* distributions--income and gains distributed to shareholders

* capital share transactions--shareholders' purchases, reinvestments, and redemptions

Net assets at the beginning of the period plus the sum of operations, distributions to shareholders and capital share transactions result in net assets at the end of the period.

                                              See Notes to Financial Statements


16      1-800-345-3533


Notes to Financial Statements
--------------------------------------------------------------------------------

DECEMBER 31, 1998

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     Organization -- American Century Variable Portfolios, Inc. (the Corporation) is registered under the Investment Company Act of 1940 as an open-end diversified management investment company. American Century VP Income & Growth, (the Fund) is one of the six series of funds issued by the Corporation. The Fund's investment objective is dividend growth, current income and capital appreciation through investment in common stocks. The following significant accounting policies are in accordance with generally accepted accounting principles.

     Security Valuations -- Portfolio securities traded primarily on a principal securities exchange are valued at the last reported sales price, or the mean of the latest bid and asked prices where no last sales price is available. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices or, in the case of certain foreign securities, at the last reported sales price, depending on local convention or regulation. Debt securities not traded on a principal securities exchange are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Directors.

     Security Transactions -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

     Investment Income -- Dividend income less foreign taxes withheld (if any) is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

     Futures Contracts -- The Fund may enter into stock index futures contracts in order to manage the Fund's exposure to changes in market conditions. One of the risks of entering into futures contracts may include the possibility that the changes in value of the contract may not correlate with the changes in value of the underlying securities. Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments
(variation margin) are made or received daily, in cash, by the Fund. The variation margin is equal to the daily change in the contract value and is recorded as an unrealized gain or loss. The Fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of realized gain (loss) on investments and unrealized appreciation (depreciation) on investments, respectively.

     Repurchase Agreements -- The Fund may enter into repurchase agreements with institutions that the Fund's investment manager, American Century Investment Management, Inc. (ACIM), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The Fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the Fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the value of the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the Fund under each repurchase agreement.

     Joint Trading Account -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having management agreements with ACIM, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

     Income Tax Status -- It is the policy of the Fund to distribute all taxable income and capital gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

     Distributions to Shareholders -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized capital gains are expected to be declared and paid annually.

     At December 31, 1998, the Fund had accumulated net realized capital loss carryovers for federal income purposes of $642,189 (expiring in 2006) which may be used to offset future taxable gains.


                                                 www.americancentury.com      17


Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)

DECEMBER 31, 1998

     The character of distributions made during the year from net investment income or net realized capital gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized capital gains and losses for financial statement and tax purposes and may result in reclassification among certain capital accounts.

     Additional   Information   --  Funds   Distributor,   Inc.   (FDI)  is  the
Corporation's distributor. Certain officers of FDI are also officers of the Corporation.

--------------------------------------------------------------------------------
2. TRANSACTIONS WITH RELATED PARTIES

     The Corporation has entered into a Management Agreement with ACIM, that provides the Fund with investment advisory and management services in exchange for a single, unified fee. The Agreement provides that all expenses of the Fund, except brokerage commissions, taxes, interest, expenses of those directors who are not considered "interested persons" as defined in the Investment Company Act of 1940 (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed daily and paid monthly based on the Fund's average daily closing net assets during the previous month. The annual management fee for the Fund is 0.70%.

     Certain officers and directors of the Corporation are also officers and/or directors, and, as a group, controlling stockholders of American Century Companies, Inc., the parent of the Corporation's investment manager, ACIM, and the Corporation's transfer agent, American Century Services Corporation.

--------------------------------------------------------------------------------
3. INVESTMENT TRANSACTIONS

     Purchases  and  sales  of  investment   securities,   excluding  short-term
investments, totaled $114,615,178 and $20,344,001, respectively.

     As of December 31, 1998, accumulated net unrealized appreciation was $10,444,755, based on the aggregate cost of investments for federal income tax purposes of $100,652,739, which consisted of unrealized appreciation of $13,084,446 and unrealized depreciation of $2,639,691.

--------------------------------------------------------------------------------
4. BANK LOANS

     Effective December 18, 1998, the Fund, along with certain other funds managed by ACIM, entered into an unsecured $570,000,000 bank line of credit agreement with Chase Manhattan. Borrowings under the agreement bear interest at the Federal Funds rate plus 0.40%. The Fund may borrow money for temporary or emergency purposes to fund shareholder redemptions. The Fund had not borrowed from the line during the period ended December 31, 1998.


18      1-800-345-3533


VP Income & Growth--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED)

                                                     1998          1997(1)
PER-SHARE DATA
Net Asset Value, Beginning of Period .....      $      5.39      $      5.00
                                                -----------      -----------
Income From Investment Operations
  Net Investment Income ..................             0.03             0.02
  Net Realized and Unrealized Gain
    on Investment Transactions ...........             1.41             0.37
                                                -----------      -----------
  Total From Investment Operations .......             1.44             0.39
                                                -----------      -----------
Distributions
  From Net Investment Income .............            (0.04)            --
  From Net Realized Gains on
    Investment Transactions ..............            (0.01)            --
                                                -----------      -----------
  Total Distributions ....................            (0.05)            --
                                                -----------      -----------
Net Asset Value, End of Period ...........      $      6.78      $      5.39
                                                ===========      ===========
  Total Return(2) ........................            26.87%            7.80%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average Net Assets ..................             0.70%            0.70%(3)
Ratio of Net Investment Income
  to Average Net Assets ..................             1.43%            1.94%(3)
Portfolio Turnover Rate ..................               55%              10%
Net Assets, End of Period
  (in thousands) .........................      $   109,626      $     1,230

(1) October 30, 1997 (inception) through December 31, 1997.

(2)  Total  return   assumes   reinvestment   of  dividends  and  capital  gains
     distributions, if any. Total returns for periods less than one year are not annualized.

(3) Annualized.

--------------------------------------------------------------------------------
UNDERSTANDING THE FINANCIAL HIGHLIGHTS--This statement itemizes current period activity and statistics and provides comparison data for the last five fiscal years (or less, if the fund is not five years old).

On a per-share basis, it includes:

* share price at the beginning of the period

* investment income and capital gains or losses

* income and capital gains distributions paid to shareholders

* share price at the end of the period

It also includes some key statistics for the period:

* total return--the overall percentage return of the fund, assuming reinvestment of all distributions

* expense ratio--operating expenses as a percentage of average net assets

* net income ratio--net investment income as a percentage of average net assets

* portfolio turnover--the percentage of the portfolio that was replaced during the period

See Notes to Financial Statements


                                                 www.americancentury.com      19


Independent Auditors' Report
--------------------------------------------------------------------------------

The Board of Directors and Shareholders,
American Century Variable Portfolios, Inc:

   We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of American Century VP Income & Growth (the "Fund"), one of the funds comprising American Century Variable Portfolios, Inc., as of December 31, 1998, and the related statement of operations for the year then ended, the statements of changes in net assets for the year then ended and for the period October 30, 1997 (inception) through December 31, 1997, and the financial highlights for the year then ended and for the period October 30, 1997 (inception) through December 31, 1997. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1998 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of American Century VP Income & Growth as of December 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two periods in the period then ended, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Kansas City, Missouri
February 5, 1999


20      1-800-345-3533


Proxy Voting Results
--------------------------------------------------------------------------------

     An annual meeting of shareholders was held on November 16, 1998, to vote on the following proposals. All of the proposals received the required majority of votes and were adopted.

     A summary of voting results is listed below each proposal.

PROPOSAL 1:

     To elect a Board of Directors of nine members to hold office for the ensuing year or until their successors are elected and qualified.

     James E. Stowers, Jr.
     For:                              8,626,139
     Withheld:                                --

     James E. Stowers III
     For:                              8,625,989
     Withheld:                               150

     Thomas A. Brown
     For:                              8,626,139
     Withheld:                                --

     Robert W. Doering, M.D.
     For:                              8,626,139
     Withheld:                                --

     Andrea C. Hall, Ph.D.
     For:                              8,625,989
     Withheld:                               150

     D.D. (Del) Hock
     For:                              8,625,989
     Withheld:                               150

     Donald H. Pratt
     For:                              8,626,139
     Withheld:                                --

     Lloyd T. Silver, Jr.
     For:                              8,626,139
     Withheld:                                --

     M. Jeannine Strandjord
     For:                              8,626,139
     Withheld:                                --

PROPOSAL 2:

     To approve a Management Agreement with American Century Investment Management, Inc.

     For:                              8,100,111
     Against:                             73,686
     Abstain:                            452,342

PROPOSAL 3:

     To approve the selection by the Board of Directors of Deloitte & Touche LLP as independent auditors for the Corporation.

     For:                              8,243,910
     Against:                             50,359
     Abstain:                            331,870


                                                 www.americancentury.com      21


Background Information
--------------------------------------------------------------------------------

INVESTMENT PHILOSOPHY AND POLICIES

     American Century's quantitative equity funds are managed using computer models as key tools in making investment decisions. A stock-ranking model analyzes a sizable universe of stocks based on their expected return. The model looks at both growth and value measures such as cash flow, earnings growth, and price/book ratio. Once the stocks are ranked, another model creates portfolios that balance high-ranking stocks with an overall risk level that is comparable to each fund's benchmark index.

     VP INCOME & GROWTH seeks current income and capital appreciation by investing in a diversified portfolio of common stocks. Its goal is to achieve a total return that exceeds the total return of the S&P 500. The fund's management team also targets a dividend yield that is 30% higher than the yield of the S& P 500.

COMPARATIVE INDICES

     The following indices are used in the report for fund performance comparisons. They are not investment products available for purchase.

     The S&P 500 is composed of 500 large-capitalization stocks traded on domestic exchanges. It is considered a broad measure of U.S. stock performance.

     The S&P MidCap 400 is composed of 400 mid-capitalization stocks traded on domestic exchanges. It is considered a broad measure of mid-sized stock performance.

     The S&P SmallCap 600 is composed of 600 small-capitalization stocks traded on domestic exchanges. It is considered a broad measure of small-company stock performance.

[left margin]

INVESTMENT TEAM LEADERS
  PORTFOLIO MANAGERS
     JOHN SCHNIEDWIND
     JEFF TYLER


22      1-800-345-3533


Glossary
--------------------------------------------------------------------------------

RETURNS

* Total Return figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.

* Average Annual Returns illustrate the annually compounded returns that would have produced the fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as fiscal year-by-year results. For fiscal year-by-year returns, please refer to the "Financial Highlights" on page 19.

PORTFOLIO STATISTICS

* Number of Companies-- the number of different companies held by the fund on a given date.

* Price/Earnings (P/E) Ratio-- a stock value measurement calculated by dividing a company's stock price by its earnings per share, with the result expressed as a multiple instead of as a percentage. (Earnings per share is calculated by dividing the after-tax earnings of a corporation by its outstanding shares.)

* Portfolio Turnover-- the percentage of the fund's investment portfolio that is replaced during a given time period, usually a year. Actively managed portfolios tend to have higher turnover than passively managed portfolios such as index funds.

TYPES OF STOCKS

*  Blue-Chip  Stocks--  stocks of the most  established  companies  in  American
industry.   They  are  generally  large,   fairly  stable  companies  that  have
demonstrated consistent earnings and usually have long-term growth potential. Examples include General Electric and Coca-Cola.

* Cyclical Stocks-- generally considered to be stocks whose price and earnings fluctuations tend to follow the ups and downs of the business cycle. Examples include the stocks of automobile manufacturers, steel producers, and textile operators.

* Growth Stocks-- stocks of companies that have experienced above-average earnings growth and appear likely to continue such growth. These stocks often sell at high P/E ratios. Examples can include the stocks of high-tech, healthcare, and consumer staple companies.

* Large-Capitalization ("Large-Cap") Stocks-- generally considered to be stocks of companies with a market capitalization (the total value of a company's outstanding stock) of more than $5 billion. These tend to be the stocks that make up the Dow Jones Industrial Average and the S&P 500.

* Medium-Capitalization ("Mid-Cap") Stocks--generally considered to be stocks of companies with a market capitalization (the total value of a company's outstanding stock) of between $1 billion and $5 billion. These tend to be the stocks that make up the S&P MidCap 400.

* Small-Capitalization ("Small-Cap") Stocks-- generally considered to be stocks of companies with a market capitalization (the total value of a company's outstanding stock) of less than $1 billion. These tend to be the stocks that make up the S&P SmallCap 600.

* Value Stocks-- generally considered to be stocks that are purchased because they are relatively inexpensive. These stocks are typically characterized by low P/E ratios.

EQUITY TERMS

* Dividend Yield--a percentage return calculated by dividing a company's annual cash dividend by the current market value of the company's stock.

* Price/Book Ratio-- a stock value measurement calculated by dividing a company's stock price by its book value per share, with the result expressed as a multiple instead of as a percentage. (Book value per share is calculated by subtracting a company's liabilities from its assets, then dividing that value by the number of outstanding shares.)


                                                 www.americancentury.com      23


Notes
--------------------------------------------------------------------------------


24      1-800-345-3533


[inside back cover]

AMERICAN CENTURY FUNDS
-------------------------------------------------------------------------------

BENHAM GROUP(reg.sm)

TAXABLE BOND FUNDS
U.S. TREASURY & GOVERNMENT
   Short-Term Treasury
   Short-Term Government
   GNMA
   Intermediate-Term Treasury
   Long-Term Treasury
   Inflation-Adjusted Treasury
   Target Maturities Trust: 2000
   Target Maturities Trust: 2005
   Target Maturities Trust: 2010
   Target Maturities Trust: 2015
   Target Maturities Trust: 2020
   Target Maturities Trust: 2025
CORPORATE & DIVERSIFIED
   Limited-Term Bond
   Intermediate-Term Bond
   Bond
   Premium Bond
   High-Yield Bond
INTERNATIONAL
   International Bond

TAX-FREE & MUNICIPAL BOND FUNDS
MULTIPLE-STATE
   Limited-Term Tax-Free
   Intermediate-Term Tax-Free
   Long-Term Tax-Free
   High-Yield Municipal
SINGLE-STATE
   Arizona Intermediate-Term Municipal
   California High-Yield Municipal
   California Insured Tax-Free
   California Intermediate-Term Tax-Free
   California Limited-Term Tax-Free
   California Long-Term Tax-Free
   Florida Intermediate-Term Municipal

MONEY MARKET FUNDS
TAXABLE
   Capital Preservation
   Government Agency Money Market
   Premium Capital Reserve
   Premium Government Reserve
   Prime Money Market
TAX-FREE & MUNICIPAL
   California Municipal Money Market
   California Tax-Free Money Market
   Florida Municipal Money Market
   Tax-Free Money Market

AMERICAN CENTURY(reg.sm) GROUP
ASSET ALLOCATION
   Strategic Allocation: Conservative
   Strategic Allocation: Moderate
   Strategic Allocation: Aggressive
BALANCED
   Balanced
CONSERVATIVE EQUITY
   Income and Growth
   Equity Income
   Value
   Equity Growth
SPECIALTY
   Utilities
   Real Estate
   Global Natural Resources
   Global Gold
SMALL CAP
   Small Cap Quantitative
   Small Cap Value

TWENTIETH CENTURY GROUP
GROWTH
   Select
   Heritage
   Growth
   Ultra
AGGRESSIVE GROWTH
   Vista
   Giftrust
   New Opportunities
INTERNATIONAL GROWTH
   International Growth
   International Discovery
   Emerging Markets
GLOBAL
   Global Growth

Please call for a prospectus or profile on any American Century fund. These documents contain important information including charges and expenses, and you should read them carefully before you invest or send money.


[right margin]

[american century logo(reg.sm)]
American
Century

P.O. BOX 419385
KANSAS CITY, MISSOURI
64141-6385

INVESTOR SERVICES:
1-800-345-3533

AUTOMATED INFORMATION LINE:
1-800-345-8765

TELECOMMUNICATIONS DEVICE FOR THE DEAF:
1-800-345-1833 OR 816-444-3485

FAX: 816-340-4360

INTERNET: WWW.AMERICANCENTURY.COM


AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.


INVESTMENT MANAGER
AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.
KANSAS CITY, MISSOURI


THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

FUNDS DISTRIBUTOR, INC.
(c) 1999 AMERICAN CENTURY SERVICES CORPORATION


[recycled logo]
Recycled


[back cover]


American Century Investments                                      BULK RATE
P.O. Box 419385                                               U.S. POSTAGE PAID
Kansas City, MO 64141-6385                                    AMERICAN CENTURY
www.americancentury.com                                           COMPANIES


9902                                                    Funds Distributor, Inc.
SH-BKT-15587                      (c)1999 American Century Services Corporation